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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                      Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2013 through June 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                            Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        26

  Notes to Financial Statements                                               31

  Trustees, Officers and Service Providers                                    36

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                    27.6%
Collateralized Mortgage Obligations                                     19.4%
U.S. Government Securities                                              16.8%
Senior Secured Loans                                                     9.0%
International Corporate Bonds                                            7.3%
Municipal Bonds                                                          7.3%
Asset Backed Securities                                                  6.3%
Temporary Cash Investment                                                2.9%
U.S. Preferred Stocks                                                    1.2%
Convertible Corporate Bonds                                              1.1%
Convertible Preferred Stocks                                             0.5%
Warrants                                                                 0.5%
International Preferred Stocks                                           0.1%

Quality Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                     29.5%
AA                                                                       6.8%
A                                                                       15.3%
BBB                                                                     27.8%
BB                                                                       9.6%
B                                                                        5.0%
CCC                                                                      1.9%
Cash Equivalent                                                          2.9%
Not Rated                                                                1.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of total long--term holdings)*

--------------------------------------------------------------------------------
  1.   Fannie Mae, 3.0%, 8/1/42                                            1.40%
--------------------------------------------------------------------------------
  2.   U.S. Treasury Notes,
       0.75%, 2/28/18                                                      1.36
--------------------------------------------------------------------------------
  3.   SLM Corp., Floating Rate
       Note, 7/25/14                                                       1.16
--------------------------------------------------------------------------------
  4.   Wachovia Bank
       Commercial Mortgage
       Trust Series 2004-C15,
       4.803%, 10/15/41                                                    1.16
--------------------------------------------------------------------------------
  5.   U.S. Treasury Notes,
       0.875%, 1/31/18                                                     1.10
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                         6/30/13           12/31/12
  Class I                                         $11.05            $11.49
  Class II                                        $11.08            $11.50

                                Net
Distributions per Share         Investment        Short-Term       Long-Term
(1/1/13 - 6/30/13)              Income            Capital Gains    Capital Gains
  Class I                       $0.2501           $0.0433          $0.0727
  Class II                      $0.2348           $0.0433          $0.0727

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              Pioneer Bond VCT      Pioneer Bond VCT       Barclays Aggregate
              Portfolio, Class I    Portfolio, Class II    Bond Index
6/30/2003     $  10,000             $   10,000             $   10,000
6/30/2004     $   9,969             $    9,944             $   10,032
6/30/2005     $  10,603             $   10,550             $   10,714
6/30/2006     $  10,528             $   10,450             $   10,628
6/30/2007     $  11,179             $   11,068             $   11,279
6/30/2008     $  12,002             $   11,854             $   12,082
6/30/2009     $  12,685             $   12,497             $   12,813
6/30/2010     $  14,580             $   14,329             $   14,029
6/30/2011     $  15,555             $   15,265             $   14,577
6/30/2012     $  16,566             $   16,227             $   15,666
6/30/2013     $  17,183             $   16,798             $   15,559

The Barclays Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                     Class I                    Class II*
--------------------------------------------------------------------------------
10 Years                             5.56%                      5.32%
5 Years                              7.44%                      7.22%
1 Year                               3.72%                      3.52%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                            I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                  $1,000.00           $1,000.00
Ending Account Value on 6/30/13                    $  993.30           $  993.70
Expenses Paid During Period*                       $    3.06           $    4.45

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.90% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013 through June 30, 2013.

Share Class                                         I                     II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13               $1,000.00             $1,000.00
Ending Account Value on 6/30/13                 $1,021.72             $1,020.33
Expenses Paid During Period*                    $    3.11             $    4.51

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.90% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The general bond market produced negative returns during the first six months of 2013 as longer-term interest rates moved higher and bond prices declined, partly in response to market concerns about the effects of political in-fighting in Washington over domestic economic policy. Nevertheless, the U.S. economy continued to grow slowly during the period, and credit-sensitive securities outperformed government debt and other higher-rated fixed-income investments. In the following interview, Kenneth J. Taubes reviews the market environment and the factors that affected the performance of Pioneer Bond VCT Portfolio during the six months ended June 30, 2013. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q:  How did the Portfolio perform during the six months ended June 30, 2013?

A: Pioneer Bond VCT Portfolio's Class I shares returned -0.67% at net asset value during the six months ended June 30, 2013, and Class II shares returned -0.63%. During the same period, the Portfolio's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned -2.44%, while the average return of the 32 variable portfolios in Lipper's Corporate Debt, A-rated Underlying Funds category was -2.31%.

Q: How would you describe the investment environment for fixed-income investors during the six months ended June 30, 2013?

A: Bond prices generally moved lower during the six-month period, a period which began with investors concerned about what effects the year-end 2012 agreements struck by political leaders in Washington on the budget deficit and the debt ceiling/national debt might have on the already sluggish domestic economic recovery. The agreements led to tax increases in January as well as the imposition of "sequestration," or automatic cuts in government spending, later in the period.

    Longer-term interest rates, which remained at low levels, actually climbed during the period, thus undermining the prices of bonds in general and of higher-rated securities such as U.S. Treasury bonds and government agency bonds, in particular. Even though investors continued to worry about problems such as the possible "contagion" effects of the ongoing sovereign-debt situation in the euro zone, the recession in Europe, and evidence of slowing growth trends in China and the effect that country's economic issues would have on other emerging economies, the U.S. economy continued to expand during the period. U.S. economic data releases were not as weak as expected given the aforementioned issues plaguing the global economy, as employment increased and the auto and housing sectors showed steady improvement.

    The steady, if slow, growth of the U.S. economy led to increased confidence in the value of the U.S. dollar, which tended to appreciate in value relative to many other currencies. While the economic rebound in the U.S. technically had started in late 2009, more general optimism that the recovery could sustain itself only started to take hold for many investors in late 2012 and early 2013.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    In that environment, credit-sensitive securities outperformed higher-quality investments, with high-yield corporate bonds continuing to post positive returns. However, most other fixed-income securities produced negative returns during the period, as even investment-grade corporate bonds struggled when longer-term rates moved higher--moves often fueled by speculation that the Federal Reserve Board (the Fed), given the steadily improving domestic economy, might consider tapering the pace of its accommodative monetary policies that had helped to keep interest rates low. Such speculation picked up in May of 2013 when Fed Chairman Ben Bernanke said that the central bank's quantitative easing program of buying Treasuries and other government securities might begin to be cut back as early as the end of 2013, depending on economic data trends. The Fed also continued to indicate, however, that short-term interest rates, as influenced by the federal funds rate, were likely to remain at record low levels for the foreseeable future.

    Given that bond prices tend to decline as yields rise, yields of 10-year Treasuries climbed from 1.76% to 2.49% during the six-month period, and yields of 30-year Treasuries rose from 2.95% to 3.50%.

Q: Could you discuss the factors that contributed to the Portfolio's outperformance relative to its benchmark during the six months ended June 30, 2013?

A: Although the Portfolio's total return was negative during the six-month period, its performance was notably better than that of the overall market, primarily due to good asset allocation results. Throughout the six-month period, the Portfolio's assets were focused on credit-sensitive securities. As market attitudes about the sustainability of the economic recovery grew stronger, investments affected by the credit-worthiness of corporations tended to hold up much better than government securities, which are more affected by moves in interest rates.

    During the period, the Portfolio had substantially overweight positions in both high-yield and investment-grade corporates relative to the Barclays Index, and both of those asset classes outperformed. Performance also was helped by the Portfolio's out-of-benchmark exposures to other corporate-related securities, including commercial mortgages and bank loans. Bank loans feature floating-rate yields, which typically increase along with interest rates. That factor gives bank loans added price protection during times of rising interest rates.

    In addition to good asset allocation results, duration positioning gave further support to benchmark-relative performance, as we maintained a shorter-than-benchmark duration in the Portfolio during the period. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.)

Q: What were some of the individual investments that most affected the Portfolio's performance during the six months ended June 30, 2013?

A: The Portfolio had generally strong security selection results during the period, with solid performance deriving from investments in convertible securities, many of which rose in value in sympathy with stock prices of the same

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

    companies. Among the top-performing convertible positions in the Portfolio during the period were those issued by WellPoint, a health care company that operates benefit programs, including Blue Cross and Blue Shield programs, throughout the country. Other Portfolio investments that fared well during the period included bonds issued by life insurers Allstate and Hanover Group. Disappointing Portfolio investments during the six-month period included two mortgage securities backed by a multi-family-project, which underperformed as the loans were refinanced earlier than expected.

Q:  What is your investment outlook?

A: At mid-year, interest rates already have started rising. Such developments tend to erode the prices of government debt and other higher-rated securities. Nevertheless, we should not lose sight of the fact that rates are climbing because investors believe the economy is strengthening. That view is supported by a variety of economic indicators, including increases in private payrolls, housing sales, new car purchases and general consumer spending. Moreover we think that as time passes, the economic-slowing effects of higher tax rates implemented at the start of 2013 and government spending cutbacks made during the year will start to recede, and so it is possible that the economic recovery will pick up more steam.

    Given that view, we believe it continues to make sense for us to focus the Portfolio's investments on corporate debt, even if interest rates do increase further. Corporations with healthy financial balance sheets should do well as the economy continues to strengthen, and default rates on corporate bonds are likely to remain low in a recovering economy. We also believe we should maintain a lower-than-benchmark duration to protect the Portfolio against the effects of rising Treasury yields.

    We think the Portfolio is well positioned for an environment of persistent economic growth heading into the second half of 2013.

Please refer to the Schedule of Investments on pages 7 to 25 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     CONVERTIBLE CORPORATE BONDS - 1.1%
                                     Health Care Equipment & Services - 0.6%
                                     Managed Health Care - 0.6%
   180,000              A-/NR        WellPoint, Inc., 2.75%, 10/15/42 (144A)                                      $   224,100
                                                                                                                  -----------
                                     Total Health Care Equipment & Services                                       $   224,100
                                                                                                                  -----------
                                     Semiconductors & Semiconductor Equipment - 0.5%
                                     Semiconductors - 0.5%
   175,000              A-/NR        Intel Corp., 2.95%, 12/15/35                                                 $   190,422
                                                                                                                  -----------
                                     Total Semiconductors & Semiconductor Equipment                               $   190,422
                                                                                                                  -----------
                                     TOTAL CONVERTIBLE CORPORATE BONDS
                                     (Cost $358,306)                                                              $   414,522
                                                                                                                  -----------
                                     PREFERRED STOCKS - 1.3%
                                     Banks - 0.7%
                                     Diversified Banks - 0.4%
     1,800       6.50   A-/Baa1      US Bancorp, Floating Rate Note (Perpetual)                                   $    50,580
     3,725       6.00   A-/Baa1      US Bancorp, Floating Rate Note (Perpetual)                                       102,102
                                                                                                                  -----------
                                                                                                                  $   152,682
                                                                                                                  -----------
                                     Regional Banks - 0.3%
     1,000       6.25   A-/NR        CoBank ACB, Floating Rate Note (Perpetual) (144A)                            $   103,219
                                                                                                                  -----------
                                     Total Banks                                                                  $   255,901
                                                                                                                  -----------
                                     Insurance - 0.6%
                                     Life & Health Insurance - 0.3%
     4,800       7.38   BB+/WR       Delphi Financial Group, Inc., Floating Rate Note, 5/15/37                    $   117,750
                                                                                                                  -----------
                                     Property & Casualty Insurance - 0.2%
     2,900       5.10   BBB/Baa1     The Allstate Corp., Floating Rate Note, 1/15/53                              $    74,211
                                                                                                                  -----------
                                     Reinsurance - 0.1%
    50,000       0.00   NR/NR        Altair Re, Floating Rate Note, 4/30/16                                       $    51,175
                                                                                                                  -----------
                                     Total Insurance                                                              $   243,136
                                                                                                                  -----------
                                     TOTAL PREFERRED STOCKS
                                     (Cost $482,438)                                                              $   499,037
                                                                                                                  -----------
                                     CONVERTIBLE PREFERRED STOCK - 0.5%
                                     Banks - 0.5%
                                     Diversified Banks - 0.5%
       155              BBB+/Ba1     Wells Fargo & Co., 7.5% (Perpetual)                                          $   185,070
                                                                                                                  -----------
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                     (Cost $152,770)                                                              $   185,070
                                                                                                                  -----------
                                     ASSET BACKED SECURITIES - 6.3%
                                     Materials - 2.1%
                                     Diversified Metals & Mining - 0.2%
    26,437              NR/A1        BCMSC Trust 1998-A, 6.65%, 4/15/28                                           $    27,238
    19,882              BBB+/Baa1    Lehman ABS Manufactured Housing Contract Trust
                                     2001-B, 5.873%, 4/15/40                                                           21,570
                                                                                                                  -----------
                                                                                                                  $    48,808
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Precious Metals & Minerals - 0.2%
    21,060       6.50   BB+/Baa2     ACE Securities Corp. Manufactured Housing Trust Series
                                     2003-MH1, Floating Rate Note, 8/15/30 (144A)                                 $    21,112
    59,497       0.89   AA+/Baa3     Credit-Based Asset Servicing and Securitization LLC, Floating
                                     Rate Note, 5/25/50 (144A)                                                         58,548
                                                                                                                  -----------
                                                                                                                  $    79,660
                                                                                                                  -----------
                                     Steel - 1.7%
     2,009       0.85   AA+/A3       Asset Backed Securities Corp., Home Equity, Floating Rate Note, 4/25/35      $     2,006
   105,000              AAA/A2       Bayview Financial Mortgage Pass-Through Trust 2006-A, 6.087%,
                                     2/28/41 (Step)                                                                   114,146
    60,507       0.69   A+/Ba3       Bear Stearns Asset Backed Securities I Trust 2005-FR1, Floating
                                     Rate Note, 6/25/35                                                                58,729
    40,967       0.44   B+/B3        GSAA Home Equity Trust 2005-11, Floating Rate Note, 10/25/35                      40,617
    32,698              AAA/Aaa      HSBC Home Equity Loan Trust USA 2006-3, 5.63%, 3/20/36 (Step)                     32,932
    16,183       0.38   AA+/Aa1      HSBC Home Equity Loan Trust USA 2007-2, Floating Rate
                                     Note, 7/20/36                                                                     15,695
    39,113       0.89   A/A2         Irwin Whole Loan Home Equity Trust 2005-C, Floating Rate
                                     Note, 3/25/25                                                                     35,431
    20,347       0.25   CCC/Ca       Morgan Stanley ABS Capital I Inc Trust 2007-HE3, Floating Rate
                                     Note, 12/25/36                                                                    10,022
    63,724       0.54   AAA/Aaa      New Century Home Equity Loan Trust Series 2005-1, Floating Rate
                                     Note, 3/25/35                                                                     61,811
   124,460       0.45   AA+/Aa3      Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates
                                     Series 2005-4, Floating Rate Note, 11/25/35                                      122,051
     1,186       0.31   A+/Aa3       Option One Mortgage Loan Trust 2007-HL1, Floating Rate
                                     Note, 2/25/38                                                                      1,184
    52,252       0.63   AA+/A1       RASC Series 2005-KS7 Trust, Floating Rate Note, 8/25/35                           50,977
    84,334              AA-/A2       Terwin Mortgage Trust Series TMTS 2005-16HE, 4.606%, 9/25/36 (Step)               88,854
                                                                                                                  -----------
                                                                                                                  $   634,455
                                                                                                                  -----------
                                     Total Materials                                                              $   762,923
                                                                                                                  -----------
                                     Automobiles & Components - 0.3%
                                     Automobile Manufacturers - 0.3%
    25,000              A+/NR        AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19               $    24,331
    22,177              A+/NR        Santander Drive Auto Receivables Trust 2011-S2, 3.35%,
                                     6/15/17 (144A)                                                                    22,288
    40,000              A/A1         Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17                    41,523
    25,000              A/A1         Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18                      25,157
                                                                                                                  -----------
                                                                                                                  $   113,299
                                                                                                                  -----------
                                     Total Automobiles & Components                                               $   113,299
                                                                                                                  -----------
                                     Food & Staples Retailing - 0.1%
                                     Food Retail - 0.1%
    49,813              BBB-/NR      CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                        $    49,778
                                                                                                                  -----------
                                     Total Food & Staples Retailing                                               $    49,778
                                                                                                                  -----------
                                     Banks - 2.1%
                                     Diversified Banks - 0.1%
    17,037       0.28   NR/Aa1       Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust,
                                     Floating Rate Note, 4/25/37                                                  $    16,928
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Thrifts & Mortgage Finance - 2.0%
    17,281       0.37   BB+/B3       ACE Securities Corp., Home Equity Loan Trust Series 2006-ASAP2,
                                     Floating Rate Note, 3/25/36                                                  $    16,642
    46,832       0.50   AA+/Aa1      Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through
                                     Certificates Series 2004-R11, Floating Rate Note, 11/25/34                        46,519
    12,646       0.59   AA+/Baa1     Carrington Mortgage Loan Trust Series 2005-NC4, Floating Rate
                                     Note, 9/25/35                                                                     12,403
    66,447              B-/B1        Citicorp Residential Mortgage Trust Series 2006-3, 5.703%,
                                     11/25/36 (Step)                                                                   66,292
   121,971       5.07   BB+/Ba3      Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36               126,730
       891       0.30   BBB-/Ba3     Countrywide Asset-Backed Certificates, Floating Rate Note, 5/25/37                   889
    11,956       0.73   AAA/NR       First Franklin Mortgage Loan Trust 2004-FF10, Floating Rate
                                     Note, 9/25/34                                                                     11,907
    27,599              AAA/NR       First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)                    27,752
    25,000              A/NR         First Investors Auto Owner Trust 2013-1, 2.02%, 1/15/19 (144A)                    24,292
    28,162       0.65   AA+/A3       Fremont Home Loan Trust 2005-2, Floating Rate Note, 6/25/35                       28,027
   100,000              A/NR         FRS I LLC, 3.08%, 4/15/43 (144A)                                                  97,889
    19,126       0.84   A/Baa3       GSAMP Trust 2005-HE2, Floating Rate Note, 3/25/35                                 18,995
    25,000       5.46   AAA/Aa3      Origen Manufactured Housing Contract Trust 2004-B, Floating
                                     Rate Note, 11/15/35                                                               26,026
    13,534       0.89   AAA/Aaa      PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                          13,597
    19,945       1.69   A/NR         PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                          20,103
    36,339       0.44   B/Baa2       RAAC Series 2006-RP2 Trust, Floating Rate Note, 2/25/37 (144A)                    34,734
    50,000              A/NR         SNAAC Auto Receivables Trust, 3.11%, 6/15/17 (144A)                               50,516
    38,666       0.79   AA+/Aa1      Structured Asset Investment Loan Trust 2005-4, Floating
                                     Rate Note, 5/25/35                                                                38,455
    66,629       0.41   B-/Baa3      Structured Asset Securities Corp Mortgage Loan Trust 2006-GEL4,
                                     Floating Rate Note, 10/25/36 (144A)                                               63,994
    25,860              A+/Baa2      Structured Asset Securities Corp., 4.77%, 10/25/34 (Step)                         26,418
                                                                                                                  -----------
                                                                                                                  $   752,180
                                                                                                                  -----------
                                     Total Banks                                                                  $   769,108
                                                                                                                  -----------
                                     Diversified Financials - 1.7%
                                     Other Diversified Financial Services - 0.2%
    50,000              A/A1         Capital Auto Receivables Asset Trust 2013-1, 1.74%, 10/22/18                 $    49,058
    25,000              AA/NR        DT Auto Owner Trust 2012-1, 2.26%, 10/16/17 (144A)                                25,073
     9,046       0.43   AA+/A1       JP Morgan Mortgage Acquisition Corp 2005-OPT2, Floating
                                     Rate Note, 12/25/35                                                                9,018
                                                                                                                  -----------
                                                                                                                  $    83,149
                                                                                                                  -----------
                                     Specialized Finance - 0.8%
   117,750              BBB+/Baa1    Domino's Pizza Master Issuer LLC, 5.216%, 1/25/42 (144A)                     $   125,704
   100,000       0.63   NR/Aaa       GE Dealer Floorplan Master Note Trust, Floating Rate Note, 10/20/17               99,282
    58,179              NR/Aaa       JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                                     60,878
                                                                                                                  -----------
                                                                                                                  $   285,864
                                                                                                                  -----------
                                     Consumer Finance - 0.4%
    11,000              BBB/NR       American Credit Acceptance Receivables Trust 2012-2, 4.05%,
                                     2/15/18 (144A)                                                               $    11,089
    35,832              A+/NR        American Credit Acceptance Receivables Trust, 1.64%, 11/15/16 (144A)              35,782
    35,000              NR/Aaa       Santander Drive Auto Receivables Trust 2011-2, 2.66%, 1/15/16                     35,345

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Consumer Finance - (continued)
    70,000       1.03   AAA/Aaa      SLM Student Loan Trust 2004-10, Floating Rate Note, 4/27/26 (144A)           $    69,909
                                                                                                                  -----------
                                                                                                                  $   152,125
                                                                                                                  -----------
                                     Asset Management & Custody Banks - 0.3%
   111,458              A/NR         Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                          $   111,962
                                                                                                                  -----------
                                     Total Diversified Financials                                                 $   633,100
                                                                                                                  -----------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $2,277,841)                                                            $ 2,328,208
                                                                                                                  -----------
                                     COLLATERALIZED MORTGAGE OBLIGATIONS - 19.2%
                                     Banks - 13.7%
                                     Thrifts & Mortgage Finance - 13.7%
    80,665              BBB+/NR      Alternative Loan Trust 2003-21T1, 5.75%, 12/25/33                            $    83,100
    30,655              BB-/B2       Alternative Loan Trust 2003-J1, 4.75%, 10/25/33                                   31,272
    66,577              B-/NR        Alternative Loan Trust 2004-14T2, 5.5%, 8/25/34                                   65,720
    47,488              CCC/B2       Alternative Loan Trust 2004-28CB, 5.5%, 1/25/35                                   48,273
    24,290              BB+/Ba2      Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                                   24,368
    83,729       0.63   A+/Ba1       Alternative Loan Trust 2005-J4, Floating Rate Note, 7/25/35                       79,372
    52,240              A+/Baa2      Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33                     56,667
   102,500              NR/Baa2      Banc of America Alternative Loan Trust 2003-7, 5.5%, 9/25/33                     104,322
    26,278              NR/B3        Banc of America Alternative Loan Trust 2004-2, 5.5%, 3/25/19                      26,988
    31,465              NR/Ba2       Banc of America Alternative Loan Trust 2004-2, 6.0%, 3/25/34                      32,448
    62,572              NR/B2        Banc of America Alternative Loan Trust 2004-4, 5.25%, 5/25/34                     63,578
    30,139              BBB+/NR      Banc of America Funding 2003-3 Trust, 5.5%, 10/25/33                              31,678
     5,583       0.30   AAA/NR       Banc of America Funding 2010-R4 Trust, Floating Rate Note,
                                     9/26/46 (144A)                                                                     5,569
   482,753              NR/Caa2      Bayview Commercial Asset Trust, 3.89%, 9/25/37 (Step) (144A) (c)                  44,462
   701,547       4.70   NR/Caa2      Bayview Commercial Asset Trust, Floating Rate Note, 7/25/37 (144A) (c)            35,077
    81,794       0.79   A+/Ba3       Bear Stearns ALT-A Trust 2004-4, Floating Rate Note, 6/25/34                      75,637
    32,229       2.34   AA+/Baa2     Bear Stearns ARM Trust 2003-5, Floating Rate Note, 8/25/33                        31,324
    48,069       0.89   AA+/A3       Bella Vista Mortgage Trust 2004-1, Floating Rate Note, 11/20/34                   44,282
    62,209       4.79   A+/Ba1       CHL Mortgage Pass-Through Trust 2003-56, Floating Rate Note, 12/25/33             61,837
    50,000       0.36   AA/Aaa       Citigroup Commercial Mortgage Trust 2007-FL3A, Floating Rate
                                     Note, 4/15/22 (144A)                                                              49,332
    57,702              NR/Baa1      Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                               61,422
    56,194       2.63   CCC/NR       Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35                  55,055
    41,763       0.53   AAA/Aaa      COMM 2005-FL11 Mortgage Trust, Floating Rate Note, 11/15/17 (144A)                41,554
    95,333       0.32   AA-/A1       COMM 2006-FL12 Mortgage Trust, Floating Rate Note, 12/15/20 (144A)                93,189
    74,123       0.37   A+/A1        COMM 2007-FL14 Mortgage Trust, Floating Rate Note, 6/15/22 (144A)                 73,507
    25,000              NR/Aaa       COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                                   23,904
    25,000              NR/Aaa       COMM 2012-CCRE2 Mortgage Trust, 3.791%, 8/15/45                                   24,571
    23,000              AAA/Aaa      COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                                  21,885
   100,000              NR/Aaa       COMM 2012-LC4 Mortgage Trust, 4.063%, 12/10/44                                   100,009
    50,000              AAA/Aaa      COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                                     46,552
    98,859       2.14   AAA/NR       Commercial Mortgage Pass Through Certificates, Floating Rate
                                     Note, 11/17/26 (144A)                                                             99,523
     6,217              CCC/NR       First Horizon Mortgage Pass-Through Trust 2006-1, 6.0%, 5/25/36                    6,160

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Thrifts & Mortgage Finance - (continued)
    50,000       5.31   A/A1         GMAC Commercial Mortgage Securities, Inc., Series 2003-C3 Trust,
                                     Floating Rate Note, 4/10/40                                                  $    50,580
    25,000              AA-/NR       GS Mortgage Securities Corp., II, 3.682%, 2/10/46 (144A)                          22,897
    50,000              NR/Aaa       GS Mortgage Securities Corp., II, 3.377%, 5/10/45                                 49,281
   100,000              NR/NR        GS Mortgage Securities Corp., II, 4.209%, 2/10/21 (144A)                         101,030
    37,102       0.91   BBB/Baa2     Impac CMB Trust Series 2004-5, Floating Rate Note, 10/25/34                       35,963
    11,802       0.99   BB+/Ba1      Impac CMB Trust Series 2004-6, Floating Rate Note, 10/25/34                        9,980
    21,522       0.97   BBB/Baa1     Impac CMB Trust Series 2004-6, Floating Rate Note, 10/25/34                       20,464
    66,401       0.93   BBB+/A3      Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34                       63,112
    58,345       0.99   AAA/Aaa      Impac Secured Assets CMN Owner Trust, Floating Rate Note, 11/25/34                53,308
    65,626       0.54   AAA/Aaa      Impac Secured Assets Trust 2006-1, Floating Rate Note, 5/25/36                    64,136
    50,000       3.31   AAA/NR       Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)             47,071
   100,000       2.56   A/A2         JP Morgan Chase Commercial Mortgage Securities Corp., Floating
                                     Rate Note, 10/15/25 (144A)                                                       100,543
    11,456       2.14   A+/Baa1      JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33                    11,450
    44,601       4.44   A+/Baa1      JP Morgan Mortgage Trust 2003-A1, Floating Rate Note, 10/25/33                    44,442
    69,129       2.52   AA+/Baa3     JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34                     69,772
    41,457       4.75   AA+/Baa1     JP Morgan Mortgage Trust 2004-A1, Floating Rate Note, 2/25/34                     41,119
    27,535       2.61   AA+/Baa2     JP Morgan Mortgage Trust 2004-A5, Floating Rate Note, 12/25/34                    27,467
    43,088              AAA/Aaa      LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31                         43,799
    25,901              AAA/Aaa      LB-UBS Commercial Mortgage Trust 2005-C3, 4.664%, 7/15/30                         26,184
    14,790       0.89   AA/Aaa       Lehman Brothers Floating Rate Commercial Mortgage Trust
                                     2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                                   14,790
    15,000       1.09   BBB+/A1      Lehman Brothers Floating Rate Commercial Mortgage Trust
                                     2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                                   14,958
       731       5.41   AAA/Aaa      Lehman Brothers Small Balance Commercial Mortgage Trust
                                     2006-3, Floating Rate Note, 12/25/36 (144A)                                         734
    10,312       1.14   A+/Aa1       Lehman Brothers Small Balance Commercial Mortgage Trust
                                     2007-3 Class 1A4, Floating Rate Note, 10/25/37 (144A)                             10,238
    43,772       0.44   A+/Aa1       Lehman Brothers Small Balance Commercial, Floating Rate
                                     Note, 2/25/30 (144A)                                                              37,644
    63,182       2.27   A+/Baa2      MASTR Adjustable Rate Mortgages Trust 2003-3, Floating Rate
                                     Note, 9/25/33                                                                     61,180
    38,410              BB+/NR       MASTR Alternative Loan Trust 2004-10, 5.5%, 10/25/19                              39,465
   166,746              B-/NR        MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                               171,248
   120,227              A+/NR        MASTR Alternative Loan Trust 2005-1, 5.5%, 2/25/35                               120,032
    61,770       6.60   A-/NR        MASTR Seasoned Securitization Trust 2005-1, Floating Rate
                                     Note, 9/25/32                                                                     64,718
    17,544       0.65   AA+/Ba3      Merrill Lynch Mortgage Investors Trust Series MLCC 2005-A,
                                     Floating Rate Note, 3/25/30                                                       16,415
   193,547       1.39   AAA/Aaa      NorthStar 2012-1 Mortgage Trust, Floating Rate Note, 8/25/29 (144A)              192,945
    43,759              NR/A2        PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                            43,906
   200,119              BBB+/Baa3    RALI Series 2003-QR24 Trust, 4.0%, 7/25/33                                       199,022
    61,213              CCC/NR       Residential Asset Securitization Trust 2005-A9, 5.5%, 7/25/35                     59,680
    88,280              CCC/NR       RFMSI Series 2005-S6 Trust, 5.25%, 8/25/35                                        88,674
   100,000       5.69   NR/C         SASCO 2007-BHC1 Trust, Floating Rate Note, 12/18/49 (144A)                        13,764
    68,943       0.51   A+/Baa3      Sequoia Mortgage Trust 2004-10, Floating Rate Note, 11/20/34                      67,173
    86,720       0.41   BBB+/Ba3     Sequoia Mortgage Trust 2005-2, Floating Rate Note, 3/20/35                        79,457
    99,793       3.00   AAA/NR       Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                        94,216

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Thrifts & Mortgage Finance - (continued)
    79,642       2.22   AAA/NR       Springleaf Mortgage Loan Trust 2012-2, Floating Rate Note,
                                     10/25/57 (144A)                                                              $    80,798
    93,924       0.87   AA+/A2       Structured Asset Mortgage Investments II Trust 2004-AR8, Floating
                                     Rate Note, 5/19/35                                                                89,211
    31,502       0.93   A+/Ba1       Structured Asset Mortgage Investments Trust 2003-AR2, Floating Rate
                                     Note, 12/19/33                                                                    29,005
    23,047       2.73   NR/Baa2      Thornburg Mortgage Securities Trust 2003-3, Floating Rate Note, 6/25/43           22,643
    27,576       4.10   AAA/Ba1      Thornburg Mortgage Securities Trust Class II4A, Floating Rate
                                     Note, 3/25/44                                                                     27,454
    40,000              AA/Aa3       Timberstar Trust, 5.747%, 10/15/36 (144A)                                         43,897
   400,000              AAA/Aaa      Wachovia Bank Commercial Mortgage Trust Series 2004-C15,
                                     4.803%, 10/15/41                                                                 415,719
    75,000       5.30   BBB/NR       WAMU Commercial Mortgage Securities Trust, Floating Rate Note,
                                     5/25/36 (144A)                                                                    75,813
     5,064       2.22   NR/Ba3       WaMu Mortgage Pass Through Certificates, Floating Rate Note, 2/27/34               4,092
    37,793       2.56   A+/Ba2       WaMu Mortgage Pass Through Certificates, Floating Rate Note, 3/25/34              37,177
   138,758       2.50   BBB/NR       WaMu Mortgage Pass Through Certificates, Floating Rate Note, 3/25/35             136,231
    40,270       2.44   BBB+/NR      WaMu Mortgage Pass-Through Certificates, Floating Rate Note, 1/25/35              40,347
    20,966       4.55   AA+/Aa2      Wells Fargo Mortgage Backed Securities 2003-L Trust, Floating Rate
                                     Note, 11/25/33                                                                    20,641
    30,189       2.65   AA+/A2       Wells Fargo Mortgage Backed Securities 2004-V Trust, Floating Rate
                                     Note, 10/25/34                                                                    30,362
    30,789              AA+/A1       Wells Fargo Mortgage Backed Securities 2006-16 Trust, 5.0%, 11/25/36              31,802
   101,962              NR/Caa1      Wells Fargo Mortgage Backed Securities 2006-2 Trust, 5.75%, 3/25/36               99,418
                                                                                                                  -----------
                                                                                                                  $ 5,100,104
                                                                                                                  -----------
                                     Total Banks                                                                  $ 5,100,104
                                                                                                                  -----------
                                     Diversified Financials - 3.6%
                                     Other Diversified Financial Services - 2.9%
    77,857       2.89   AA+/NR       Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33           $    76,508
    68,138       2.70   AA+/NR       Banc of America Mortgage 2004-E Trust, Floating Rate Note, 6/25/34                67,474
    29,715              A+/NR        Banc of America Mortgage Trust 2004-11, 5.75%, 1/25/35                            30,451
     4,024              BB+/NR       Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                               4,087
    71,848              A+/NR        Banc of America Mortgage Trust 2004-9, 5.5%, 11/25/34                             74,884
     5,171              AA+/Baa1     Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                             5,185
    33,918              NR/B1        Citicorp Mortgage Securities Trust Series 2006-1, 5.0%, 2/25/36                   34,898
    26,183       0.31   AA/Aaa       Commercial Mortgage Pass-Through Certificates Series 2007-TFL1,
                                     Floating Rate Note, 2/15/22 (144A)                                                25,947
    36,803       0.39   BB+/Baa2     Impac Secured Assets Trust 2006-5, Floating Rate Note, 12/25/36                   31,580
   145,257              B-/Ba2       JP Morgan Mortgage Trust 2004-S1, 6.0%, 9/25/34                                  149,127
    80,481       3.00   NR/NR        La Hipotecaria Panamanian Mortgage Trust 2010-1, Floating Rate
                                     Note, 9/8/39 (144A)                                                               83,600
    50,000              BBB-/NR      Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                        54,181
    33,922       0.29   AA+/Aaa      Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20 (144A)               33,622
    34,395              NR/Baa3      ORES NPL LLC, 4.0%, 9/25/44 (144A)                                                34,371
    46,716              BB+/Ba3      RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                                        48,071
    75,000              BBB/Baa3     RALI Series 2003-QS17 Trust, 5.5%, 9/25/33                                        76,923
   184,653              NR/B1        RALI Series 2004-QS13 Trust, 5.0%, 9/25/19                                       189,758
    55,596              BB+/Ba3      RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                                        57,598

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Other Diversified Financial Services - (continued)
    14,402       5.30   BBB+/Ba2     Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                     Note, 11/25/34                                                               $    14,210
                                                                                                                  -----------
                                                                                                                  $ 1,092,475
                                                                                                                  -----------
                                     Consumer Finance - 0.1%
    38,984       4.50   AA/Baa3      GMACM Mortgage Loan Trust 2003-AR1, Floating Rate Note, 10/19/33             $    39,288
                                                                                                                  -----------
                                     Asset Management & Custody Banks - 0.1%
    36,196       2.72   NR/NR        Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)                    $    36,458
                                                                                                                  -----------
                                     Investment Banking & Brokerage - 0.5%
   160,000       4.88   AAA/NR       Banc of America Merrill Lynch Commercial Mortgage, Inc., Floating
                                     Rate Note, 7/10/42                                                           $   164,730
                                                                                                                  -----------
                                     Total Diversified Financials                                                 $ 1,332,951
                                                                                                                  -----------
                                     Real Estate - 0.9%
                                     Mortgage REIT - 0.9%
    17,706       2.71   BBB+/Ba1     Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                     Note, 11/25/33                                                               $    17,342
    14,464       2.63   BBB+/B1      Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                     Note, 6/25/34                                                                     14,253
   200,000       6.45   D/Caa2       Credit Suisse First Boston Mortgage Securities Corp., Floating Rate
                                     Note, 9/15/34 (144A)                                                              93,880
    25,000       3.49   NR/A2        FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)                 25,397
    25,000       3.82   NR/NR        FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                  24,314
    35,000       3.76   NR/NR        FREMF Mortgage Trust, Floating Rate Note, 2/25/45 (144A)                          31,815
    50,000       4.77   NR/A3        FREMF Mortgage Trust, Floating Rate Note, 4/25/44 (144A)                          51,860
    50,000       4.89   NR/A3        FREMF Mortgage Trust, Floating Rate Note, 7/25/44 (144A)                          51,976
    25,000       4.16   NR/Baa2      FREMF Mortgage Trust, Floating Rate Note, 9/25/44 (144A)                          23,404
                                                                                                                  -----------
                                                                                                                  $   334,241
                                                                                                                  -----------
                                     Total Real Estate                                                            $   334,241
                                                                                                                  -----------
                                     Government - 1.0%
    25,000              NR/NR        Fannie Mae REMICS, 4.5%, 6/25/29                                             $    27,235
     5,489              NR/NR        Fannie Mae REMICS, 5.0%, 9/25/39                                                   5,587
    92,274              NR/NR        Freddie Mac REMICS, 4.0%, 6/15/22                                                 97,720
    26,978              NR/NR        Freddie Mac REMICS, 5.0%, 6/15/34                                                 27,800
    48,604              NR/NR        Government National Mortgage Association, 3.0%, 4/20/41                           49,939
    22,610              NR/NR        Government National Mortgage Association, 5.25%, 8/16/35                          25,583
 1,744,492       0.56   NR/NR        Government National Mortgage Association, Floating Rate
                                     Note, 11/16/51 (c)                                                                62,891
   344,302       1.03   NR/NR        Government National Mortgage Association, Floating Rate
                                     Note, 2/16/53 (c)                                                                 29,385
   392,640       1.10   NR/NR        Government National Mortgage Association, Floating Rate
                                     Note, 8/16/52 (c)                                                                 29,664
   343,583       1.07   NR/NR        Government National Mortgage Association, Floating Rate
                                     Note, 9/16/52 (c)                                                                 30,632
                                                                                                                  -----------
                                                                                                                  $   386,436
                                                                                                                  -----------
                                     Total Government                                                             $   386,436
                                                                                                                  -----------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost $7,347,772)                                                            $ 7,153,732
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     CORPORATE BONDS - 34.5%
                                     Energy - 3.7%
                                     Oil & Gas Drilling - 0.2%
    50,000              BBB+/Baa1    Pride International, Inc., 6.875%, 8/15/20                                   $    59,340
                                                                                                                  -----------
                                     Oil & Gas Equipment & Services - 0.1%
    50,000              BBB-/Baa2    Weatherford International, Ltd., Bermuda, 5.95%, 4/15/42                     $    47,258
                                                                                                                  -----------
                                     Oil & Gas Exploration & Production - 0.8%
   100,000              BBB-/Ba1     Newfield Exploration Co., 5.625%, 7/1/24                                     $    97,000
   100,000              BBB/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                                        108,500
    65,000              BBB/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                                           72,069
                                                                                                                  -----------
                                                                                                                  $   277,569
                                                                                                                  -----------
                                     Oil & Gas Refining & Marketing - 0.6%
   200,000              BBB/Baa2     Spectra Energy Capital LLC, 6.2%, 4/15/18                                    $   233,034
                                                                                                                  -----------
                                     Oil & Gas Storage & Transportation - 2.0%
    50,000              BBB-/Baa2    Boardwalk Pipelines LP, 5.5%, 2/1/17                                         $    55,170
    90,000              BBB-/Baa3    Buckeye Partners LP, 6.05%, 1/15/18                                              101,298
    75,000       5.85   BB+/Baa3     DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                             72,000
   265,000              A/A3         Questar Pipeline Co., 5.83%, 2/1/18                                              306,268
    50,000              BBB/Baa2     Spectra Energy Capital LLC, 6.75%, 7/15/18                                        58,845
    70,000              BBB-/Baa3    Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                            73,141
    69,000              BBB-/Baa3    The Williams Companies, Inc., 7.75%, 6/15/31                                      80,588
                                                                                                                  -----------
                                                                                                                  $   747,310
                                                                                                                  -----------
                                     Total Energy                                                                 $ 1,364,511
                                                                                                                  -----------
                                     Materials - 2.0%
                                     Diversified Chemicals - 0.1%
    30,000              BBB/Baa2     Eastman Chemical Co., 4.8%, 9/1/42                                           $    28,392
                                                                                                                  -----------
                                     Construction Materials - 0.5%
   166,000              B/NR         Cemex Espana Luxembourg SA, 9.875%, 4/30/19 (144A)                           $   179,280
                                                                                                                  -----------
                                     Aluminum - 0.4%
   150,000              BBB-/Ba1     Alcoa, Inc., 6.15%, 8/15/20                                                  $   153,644
                                                                                                                  -----------
                                     Diversified Metals & Mining - 0.6%
   185,000              BBB-/Baa2    AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                              $   172,956
    50,000              BBB/Baa3     Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23 (144A)                      45,255
                                                                                                                  -----------
                                                                                                                  $   218,211
                                                                                                                  -----------
                                     Gold - 0.1%
    40,000              BBB+/Baa2    Goldcorp, Inc., 3.7%, 3/15/23                                                $    35,421
                                                                                                                  -----------
                                     Steel - 0.3%
   115,000              BB+/Ba1      ArcelorMittal SA, 6.0%, 3/1/21                                               $   114,425
                                                                                                                  -----------
                                     Total Materials                                                              $   729,373
                                                                                                                  -----------
                                     Capital Goods - 1.4%
                                     Aerospace & Defense - 0.1%
    50,000              BB/Ba2       Bombardier, Inc., 4.25%, 1/15/16 (144A)                                      $    51,125
                                                                                                                  -----------
                                     Building Products - 0.4%
    25,000              BBB-/Ba3     Masco Corp., 5.95%, 3/15/22                                                  $    26,250
   110,000              BBB-/Ba3     Masco Corp., 7.125%, 3/15/20                                                     122,650
                                                                                                                  -----------
                                                                                                                  $   148,900
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Construction & Farm Machinery & Heavy Trucks - 0.4%
    70,000              A/A3         Cummins, Inc., 5.65%, 3/1/98                                                 $    66,300
    65,000              A/A3         Cummins, Inc., 6.75%, 2/15/27                                                     75,305
                                                                                                                  -----------
                                                                                                                  $   141,605
                                                                                                                  -----------
                                     Trading Companies & Distributors - 0.5%
   170,000              BB+/NR       Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                           $   179,037
    25,000              BBB/Baa2     Glencore Funding LLC, 4.125%, 5/30/23 (144A)                                      22,297
                                                                                                                  -----------
                                                                                                                  $   201,334
                                                                                                                  -----------
                                     Total Capital Goods                                                          $   542,964
                                                                                                                  -----------
                                     Consumer Services - 0.9%
                                     Education Services - 0.9%
    10,000              AA+/Aaa      Amherst College, 3.794%, 11/1/42                                             $     9,246
    25,000              AAA/Aaa      Massachusetts Institute of Technology, 5.6%, 7/1/11                               30,133
    50,000              AAA/NR       President and Fellows of Harvard College, 2.3%, 10/1/23                           47,322
   105,000              AAA/Aaa      President and Fellows of Harvard College, 6.3%, 10/1/37                          118,036
    50,000              A+/A1        The George Washington University, 1.827%, 9/15/17                                 49,690
   100,000              AA-/Aa2      Tufts University, 5.017%, 4/15/12                                                 99,794
                                                                                                                  -----------
                                                                                                                  $   354,221
                                                                                                                  -----------
                                     Total Consumer Services                                                      $   354,221
                                                                                                                  -----------
                                     Media - 0.3%
                                     Cable & Satellite - 0.3%
   100,000              BBB+/Baa1    British Sky Broadcasting Group Plc, 6.1%, 2/15/18 (144A)                     $   114,602
                                                                                                                  -----------
                                     Total Media                                                                  $   114,602
                                                                                                                  -----------
                                     Food & Staples Retailing - 0.4%
                                     Drug Retail - 0.4%
    45,482              BBB+/Baa2    CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                               $    49,551
    84,730              BBB+/Baa2    CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                    92,690
                                                                                                                  -----------
                                                                                                                  $   142,241
                                                                                                                  -----------
                                     Total Food & Staples Retailing                                               $   142,241
                                                                                                                  -----------
                                     Food, Beverage & Tobacco - 0.7%
                                     Packaged Foods & Meats - 0.6%
    85,000              BBB/Baa2     Kraft Foods Group, Inc., 3.5%, 6/6/22                                        $    84,174
   120,000              BBB-/Baa2    Mondelez International, Inc., 6.5%, 2/9/40                                       143,176
                                                                                                                  -----------
                                                                                                                  $   227,350
                                                                                                                  -----------
                                     Tobacco - 0.1%
    25,000              BBB-/Baa2    Lorillard Tobacco Co., 3.75%, 5/20/23                                        $    23,068
                                                                                                                  -----------
                                     Total Food, Beverage & Tobacco                                               $   250,418
                                                                                                                  -----------
                                     Household & Personal Products - 0.2%
                                     Personal Products - 0.2%
    80,000              BBB-/Baa2    Avon Products, Inc., 5.0%, 3/15/23                                           $    79,519
                                                                                                                  -----------
                                     Total Household & Personal Products                                          $    79,519
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Health Care Equipment & Services - 0.2%
                                     Health Care Services - 0.2%
    75,000              AA-/Aa3      Catholic Health Initiatives, 4.35%, 11/1/42                                  $    68,300
                                                                                                                  -----------
                                     Total Health Care Equipment & Services                                       $    68,300
                                                                                                                  -----------
                                     Pharmaceuticals, Biotechnology & Life Sciences - 0.4%
                                     Life Sciences Tools & Services - 0.4%
   135,000              BBB+/Baa2    Agilent Technologies, Inc., 6.5%, 11/1/17                                    $   155,739
                                                                                                                  -----------
                                     Total Pharmaceuticals, Biotechnology & Life Sciences                         $   155,739
                                                                                                                  -----------
                                     Banks - 4.0%
                                     Diversified Banks - 1.8%
   220,000              BBB+/Baa3    Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                     $   237,978
    90,000              AA-/Aa2      Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Netherlands,
                                     3.875%, 2/8/22                                                                    90,632
   150,000              A/A2         HSBC Bank Plc, 7.65%, 5/1/25                                                     177,780
   100,000              BBB+/Baa2    Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                     100,717
    60,000       4.50   NR/Baa3      Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)                           53,850
                                                                                                                  -----------
                                                                                                                  $   660,957
                                                                                                                  -----------
                                     Regional Banks - 2.0%
   145,000              A/A1         Mellon Funding Corp., 5.5%, 11/15/18                                         $   167,088
   250,000       4.49   BBB/Baa3     The PNC Financial Services Group, Inc., Floating Rate Note,
                                     5/29/49 (Perpetual)                                                              248,625
    75,000       6.75   BBB/Baa3     The PNC Financial Services Group, Inc., Floating Rate Note,
                                     7/29/49 (Perpetual)                                                               81,375
   210,000              A+/A1        Wachovia Bank NA, 6.0%, 11/15/17                                                 239,634
                                                                                                                  -----------
                                                                                                                  $   736,722
                                                                                                                  -----------
                                     Thrifts & Mortgage Finance - 0.2%
    75,000              BBB-/Baa2    Astoria Financial Corp., 5.0%, 6/19/17                                       $    78,818
                                                                                                                  -----------
                                     Total Banks                                                                  $ 1,476,497
                                                                                                                  -----------
                                     Diversified Financials - 7.1%
                                     Other Diversified Financial Services - 2.9%
   125,000              BBB+/Baa2    Alterra Finance LLC, 6.25%, 9/30/20                                          $   142,706
   200,000       5.20   BB+/B1       Bank of America Corp., Floating Rate Note, 12/29/49 (Perpetual)                  188,000
    50,000              A-/NR        Carlyle Holdings Finance LLC, 3.875%, 2/1/23 (144A)                               48,389
    55,000              A-/NR        Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                           51,449
    95,000       5.95   BB/B1        Citigroup, Inc., Floating Rate Note, 12/29/49 (Perpetual)                         94,534
   140,000              AA/A2        General Electric Capital Corp., 5.3%, 2/11/21                                    153,576
   100,000       7.12   AA-/Baa1     General Electric Capital Corp., Floating Rate Note, 12/29/49 (Perpetual)         113,000
   165,000       7.90   BBB/Ba1      JPMorgan Chase & Co., Floating Rate Note (Perpetual)                             186,450
   100,000              A-/NR        KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                                 91,351
                                                                                                                  -----------
                                                                                                                  $ 1,069,455
                                                                                                                  -----------
                                     Consumer Finance - 1.1%
   415,000       4.00   BBB-/Ba1     SLM Corp., Floating Rate Note, 7/25/14                                       $   417,075
                                                                                                                  -----------
                                     Asset Management & Custody Banks - 0.7%
   150,000              A/NR         Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                  $   163,067
    75,000              BBB/NR       Prospect Capital Corp., 5.875%, 3/15/23                                           71,150
    25,000       4.50   BBB/Baa1     The Bank of New York Mellon Corp., Floating Rate Note,
                                     12/29/49 (Perpetual)                                                              23,500
                                                                                                                  -----------
                                                                                                                  $   257,717
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Investment Banking & Brokerage - 2.4%
   300,000       4.00   BB+/Ba2      Goldman Sachs Capital II, Floating Rate Note, 6/1/43                         $   238,500
   125,000              BBB/Baa3     Jefferies Group LLC, 6.875%, 4/15/21                                             137,474
   190,000              BBB/A3       Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                      197,292
   125,000              BBB+/Baa2    Morgan Stanley Co., 4.1%, 5/22/23                                                115,490
    85,000              A-/Baa1      Morgan Stanley Co., 5.5%, 1/26/20                                                 91,238
   115,000              NR/Baa3      Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)                       112,487
                                                                                                                  -----------
                                                                                                                  $   892,481
                                                                                                                  -----------
                                     Total Diversified Financials                                                 $ 2,636,728
                                                                                                                  -----------
                                     Insurance - 5.2%
                                     Life & Health Insurance - 2.3%
    75,000              BBB/WR       Delphi Financial Group, Inc., 7.875%, 1/31/20                                $    87,969
   210,000       6.05   BBB/Baa3     Lincoln National Corp., Floating Rate Note, 4/20/67                              205,733
   160,000              BBB/Baa2     MetLife, Inc., 10.75%, 8/1/39                                                    247,200
   145,000              A-/Baa2      Protective Life Corp., 7.375%, 10/15/19                                          175,683
   100,000       5.88   BBB+/Baa3    Prudential Financial, Inc., Floating Rate Note, 9/15/42                          100,250
    30,000       5.88   NR/NR        Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                         29,121
                                                                                                                  -----------
                                                                                                                  $   845,956
                                                                                                                  -----------
                                     Multi-line Insurance - 0.6%
    90,000              BBB/A3       AXA SA, 8.6%, 12/15/30                                                       $   108,900
   100,000              BBB-/Baa2    Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                                 105,033
                                                                                                                  -----------
                                                                                                                  $   213,933
                                                                                                                  -----------
                                     Property & Casualty Insurance - 2.0%
   100,000       6.80   BBB/Baa3     QBE Capital Funding II LP, Floating Rate Note, 6/29/49
                                     (Perpetual) (144A)                                                           $    99,040
   100,000              BBB/Baa3     Sirius International Group, Ltd., 6.375%, 3/20/17 (144A)                         109,332
   100,000       7.51   BB+/Ba2      Sirius International Group, Ltd., Floating Rate Note, 5/29/49
                                     (Perpetual) (144A)                                                               103,171
   145,000       6.50   BBB/Baa1     The Allstate Corp., Floating Rate Note, 5/15/57                                  156,600
    50,000              BBB-/Baa3    The Hanover Insurance Group, Inc., 7.5%, 3/1/20                                   57,466
   185,000              BBB-/Baa3    The Hanover Insurance Group, Inc., 7.625%, 10/15/25                              229,379
                                                                                                                  -----------
                                                                                                                  $   754,988
                                                                                                                  -----------
                                     Reinsurance - 0.3%
    65,000              BBB/NR       Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                                 $    63,901
    25,000              NR/NR        Pangaea Re, 0.0%, 10/1/15 (Cat Bond)                                              25,320
    45,000       6.75   BBB-/Baa3    Reinsurance Group of America, Inc., Floating Rate Note, 12/15/65                  45,056
                                                                                                                  -----------
                                                                                                                  $   134,277
                                                                                                                  -----------
                                     Total Insurance                                                              $ 1,949,154
                                                                                                                  -----------
                                     Real Estate - 1.7%
                                     Diversified REIT - 0.3%
    60,000              BBB/Baa2     Digital Realty Trust LP, 4.5%, 7/15/15                                       $    62,948
    45,000              BBB/Baa2     Digital Realty Trust LP, 5.875%, 2/1/20                                           49,102
                                                                                                                  -----------
                                                                                                                  $   112,050
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Office REIT - 0.5%
    45,000              BBB-/Baa2    Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                          $    45,861
    25,000              BBB-/Baa3    BioMed Realty LP, 4.25%, 7/15/22                                                  24,580
    35,000              BBB-/Baa3    Corporate Office Properties LP, 3.6%, 5/15/23 (144A)                              32,304
    30,000              BBB/Baa2     Mack-Cali Realty LP, 4.5%, 4/18/22                                                30,148
    60,000              BBB/Baa2     Piedmont Operating Partnership LP, 3.4%, 6/1/23 (144A)                            54,638
                                                                                                                  -----------
                                                                                                                  $   187,531
                                                                                                                  -----------
                                     Retail REIT - 0.0%+
    15,000              BBB-/Baa3    DDR Corp., 4.625%, 7/15/22                                                   $    15,159
                                                                                                                  -----------
                                     Specialized REIT - 0.9%
    20,000              BBB-/Baa3    CubeSmart LP, 4.8%, 7/15/22                                                  $    20,758
   150,000              BBB-/Baa3    Healthcare Realty Trust, Inc., 6.5%, 1/17/17                                     167,700
   130,000              BBB-/Baa2    Hospitality Properties Trust, 5.0%, 8/15/22                                      129,727
                                                                                                                  -----------
                                                                                                                  $   318,185
                                                                                                                  -----------
                                     Total Real Estate                                                            $   632,925
                                                                                                                  -----------
                                     Software & Services - 0.1%
                                     Data Processing & Outsourced Services - 0.1%
    22,000              B-/Caa1      First Data Corp., 8.25%, 1/15/21 (144A)                                      $    22,440
                                                                                                                  -----------
                                     Total Software & Services                                                    $    22,440
                                                                                                                  -----------
                                     Telecommunication Services - 1.3%
                                     Integrated Telecommunication Services - 0.6%
   100,000              NR/A2        GTP Acquisition Partners I LLC, 4.347%, 6/15/16 (144A)                       $   105,107
    24,918              NR/NR        GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                                    25,436
    75,000              BBB/Baa2     Telefonica Emisiones SAU, 6.221%, 7/3/17                                          81,788
                                                                                                                  -----------
                                                                                                                  $   212,331
                                                                                                                  -----------
                                     Wireless Telecommunication Services - 0.7%
   180,000              NR/A2        Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                              $   193,560
    75,000              NR/NR        WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                                79,954
                                                                                                                  -----------
                                                                                                                  $   273,514
                                                                                                                  -----------
                                     Total Telecommunication Services                                             $   485,845
                                                                                                                  -----------
                                     Utilities - 5.0%
                                     Electric Utilities - 2.6%
    30,000              A-/A3        Commonwealth Edison Co., 6.15%, 9/15/17                                      $    34,974
    74,749              BBB-/Baa3    Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                                  80,297
   125,000       5.25   BBB+/A3      Electricite de France SA, Floating Rate Note, 1/29/49
                                     (Perpetual) (144A)                                                               119,500
    45,387              B/Ba2        FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)                    34,948
   200,000              BB+/Baa3     Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                               213,000
    30,155              NR/WR        Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                    29,552
   100,000              BBB/Baa3     Public Service Co. of New Mexico, 7.95%, 5/15/18                                 120,181
    75,000       6.25   BBB-/Baa2    Southern California Edison Co., Floating Rate Note, 8/1/49 (Perpetual)            78,750
   225,000              BBB+/A3      West Penn Power Co., 5.95%, 12/15/17 (144A)                                      256,349
                                                                                                                  -----------
                                                                                                                  $   967,551
                                                                                                                  -----------
                                     Gas Utilities - 0.7%
   241,942              A+/A1        Nakilat, Inc., 6.267%, 12/31/33 (144A)                                       $   254,040
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Multi-Utilities - 0.7%
   215,000              BBB+/Baa1    New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)                  $   240,988
                                                                                                                  -----------
                                     Independent Power Producers & Energy Traders - 1.0%
    88,967              BBB-/NR      Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                 $    93,340
   140,000              BBB-/Baa3    Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                 146,797
   145,830              BBB-/Baa3    Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                                143,536
                                                                                                                  -----------
                                                                                                                  $   383,673
                                                                                                                  -----------
                                     Total Utilities                                                              $ 1,846,252
                                                                                                                  -----------
                                     TOTAL CORPORATE BONDS
                                     (Cost $11,878,708)                                                           $12,851,729
                                                                                                                  -----------
                                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.7%
   728,718              AAA/Aaa      Fannie Mae, 3.0%, 9/1/42-12/1/42                                             $   713,058
    58,476              AAA/Aaa      Fannie Mae, 4.0%, 11/1/41-12/1/41                                                 61,004
    62,337              AAA/Aaa      Fannie Mae, 4.5%, 4/1/41-12/1/41                                                  66,083
    74,355              AAA/Aaa      Fannie Mae, 5.0%, 7/1/19-7/1/40                                                   80,407
   123,094              AAA/Aaa      Fannie Mae, 5.5%, 3/1/18-12/1/34                                                 133,384
    96,951              AAA/Aaa      Fannie Mae, 5.9%, 7/1/28                                                         108,422
   267,670              AAA/Aaa      Fannie Mae, 6.0%, 6/1/15-7/1/38                                                  296,356
   137,063              AAA/Aaa      Fannie Mae, 6.5%, 1/1/15-7/1/34                                                  154,702
    38,117              AAA/Aaa      Fannie Mae, 7.0%, 9/1/18-1/1/32                                                   43,491
     3,281              AAA/Aaa      Fannie Mae, 7.5%, 2/1/31                                                           3,805
    74,911              AAA/Aaa      Fannie Mae, 8.0%, 2/1/29-5/1/31                                                   87,804
     5,872              AAA/Aaa      Fannie Mae, 9.5%, 2/1/21                                                           5,980
    68,067              AAA/Aaa      Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-10/1/38                           72,660
    44,728              AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                    48,473
   102,499              AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-12/1/36                          114,157
    99,471              AAA/Aaa      Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                            112,662
    66,557              AAA/Aaa      Federal Home Loan Mortgage Corp., 7.0%, 8/1/22-10/1/46                            74,237
     5,191              AAA/Aaa      Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                     6,038
    95,804              AAA/Aaa      Government National Mortgage Association I, 4.5%, 12/15/18                       102,719
    39,132              AAA/Aaa      Government National Mortgage Association I, 4.5%, 4/15/20                         42,135
    40,060              AAA/Aaa      Government National Mortgage Association I, 4.5%, 8/15/41                         42,593
   129,838              AAA/Aaa      Government National Mortgage Association I, 5.0%, 7/15/17-9/15/33                140,075
   217,775              AAA/Aaa      Government National Mortgage Association I, 5.5%, 3/15/33-10/15/34               239,561
    77,223              AAA/Aaa      Government National Mortgage Association I, 5.72%, 10/15/29                       84,520
   491,791              AAA/Aaa      Government National Mortgage Association I, 6.0%, 8/15/13-8/15/34                548,384
   274,940              AAA/Aaa      Government National Mortgage Association I, 6.5%, 4/15/17-12/15/32               310,598
   180,659              AAA/Aaa      Government National Mortgage Association I, 7.0%, 1/15/26-5/15/32                210,179
    11,515              AAA/Aaa      Government National Mortgage Association I, 7.5%, 10/15/22-1/15/31                12,958
    37,675              AAA/Aaa      Government National Mortgage Association II, 4.5%, 9/20/41                        40,604
    76,574              AAA/Aaa      Government National Mortgage Association II, 5.0%, 11/20/19-1/20/20               82,642
   122,763              AAA/Aaa      Government National Mortgage Association II, 5.9%, 2/20/28                       134,532
    77,282              AAA/Aaa      Government National Mortgage Association II, 6.0%, 6/20/16-11/20/33               85,813
    20,956              AAA/Aaa      Government National Mortgage Association II, 6.5%, 8/20/28-9/20/31                23,971
    30,480              AAA/Aaa      Government National Mortgage Association II, 7.0%, 5/20/26-1/20/31                35,632
     1,652              AAA/Aaa      Government National Mortgage Association II, 7.5%, 8/20/27                         2,025
       718              AAA/Aaa      Government National Mortgage Association II, 8.0%, 8/20/25                           854

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   127,273              AA-/Aaa      New Valley Generation I, 7.299%, 3/15/19                                     $   150,744
   250,000              AA+/Aaa      U.S. Treasury Bonds, 4.375%, 5/15/41                                             293,203
   300,000              AA+/Aaa      U.S. Treasury Bonds, 4.5%, 2/15/36                                               357,234
   500,000              NR/NR        U.S. Treasury Notes, 0.75%, 2/28/18                                              487,779
   400,000              AA+/Aaa      U.S. Treasury Notes, 0.875%, 1/31/18                                             392,875
   200,000              NR/NR        U.S. Treasury Notes, 2.0%, 2/15/23                                               192,484
                                                                                                                  -----------
                                                                                                                  $ 6,196,837
                                                                                                                  -----------
                                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                     (Cost $5,879,903)                                                            $ 6,196,837
                                                                                                                  -----------
                                     MUNICIPAL BONDS - 7.3%
                                     Municipal Airport - 0.2%
    75,000              BBB/Baa1     Indianapolis Airport Authority, 5.1%, 1/15/17                                $    83,171
                                                                                                                  -----------
                                     Municipal Development - 0.4%
   135,000              BBB/Baa3     Selma Industrial Development Board, 5.8%, 5/1/34                             $   145,639
                                                                                                                  -----------
                                     Municipal General - 0.8%
    90,000              AA/A2        JobsOhio Beverage System, 3.985%, 1/1/29                                     $    84,758
    25,000              AA/A2        JobsOhio Beverage System, 4.532%, 1/1/35                                          23,642
    75,000              A+/A1        New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41                     80,804
    25,000              AAA/Aa1      New York City Transitional Finance Authority Future Tax Secured
                                     Revenue, 5.0%, 11/1/33                                                            26,690
    25,000              BBB/A3       Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/30               25,000
    50,000              BBB/A3       Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/31               49,701
                                                                                                                  -----------
                                                                                                                  $   290,595
                                                                                                                  -----------
                                     Higher Municipal Education - 3.5%
    25,000              A+/NR        Baylor University, 4.313%, 3/1/42                                            $    23,058
    45,000              AAA/Aaa      California Educational Facilities Authority, 5.0%, 6/1/43                         52,635
   150,000              AAA/Aaa      Connecticut State Health & Educational Facility Authority, 5.0%, 7/1/40          162,148
    35,000              AAA/Aaa      Houston Higher Education Finance Corp., 4.5%, 11/15/37                            36,022
    75,000              AAA/Aaa      Houston Higher Education Finance Corp., 5.0%, 5/15/40                             80,307
    25,000              AA/Aa1       Illinois Finance Authority, 5.0%, 10/1/51                                         25,783
    70,000              AAA/Aaa      Massachusetts Development Finance Agency, 5.0%, 10/15/40                          76,045
    75,000              AAA/Aaa      Massachusetts Health & Educational Facilities Authority, 5.5%, 7/1/32             93,076
    60,000              AAA/Aaa      Massachusetts Health & Educational Facilities Authority, 6.0%, 7/1/36             69,127
   170,000              AAA/Aaa      Missouri State Health & Educational Facilities Authority, 5.0%, 11/15/39         182,767
    50,000              AA/Aa1       New York State Dormitory Authority Series A, 5.0%, 7/1/40                         53,630
    65,000              AAA/Aaa      New York State Dormitory Authority, 5.0%, 10/1/41                                 69,698
    25,000              AA/Aa1       New York State Dormitory Authority, 5.0%, 7/1/35                                  27,006
   200,000              AAA/Aaa      New York State Dormitory Authority, 5.0%, 7/1/38                                 213,670
    50,000              AAA/Aaa      Permanent University Fund, 5.0%, 7/1/30                                           55,742
    50,000              AA/Aa1       University of California, 3.38%, 5/15/28                                          46,548
    15,000              AAA/Aaa      University of Texas System, 5.0%, 8/15/43                                         16,125
                                                                                                                  -----------
                                                                                                                  $ 1,283,387
                                                                                                                  -----------
                                     Municipal Medical - 0.1%
    50,000              AA-/A1       Massachusetts Development Finance Agency, 5.25%, 4/1/37                      $    52,764
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Municipal Pollution - 0.3%
    60,000              A-/Baa1      County of Sweetwater Wyoming, 5.6%, 12/1/35                                  $    63,643
    60,000              BBB/Baa3     Courtland Industrial Development Board, 5.0%, 8/1/27                              59,999
                                                                                                                  -----------
                                                                                                                  $   123,642
                                                                                                                  -----------
                                     Municipal Power - 0.3%
   105,000              AA-/Aa3      South Carolina State Public Service Authority, 5.0%, 12/1/43                 $   109,921
                                                                                                                  -----------
                                     Municipal Transportation - 0.2%
    50,000              AA/Aa2       Harris County Metropolitan Transit Authority, 5.0%, 11/1/41                  $    52,144
    10,000              AA-/Aa3      Port Authority of New York & New Jersey, 4.458%, 10/1/62                           9,067
                                                                                                                  -----------
                                                                                                                  $    61,211
                                                                                                                  -----------
                                     Municipal Water - 1.2%
    25,000              AAA/Aa1      City of Charleston South Carolina Waterworks & Sewer System
                                     Revenue, 5.0%, 1/1/35                                                        $    27,012
   150,000              AAA/Aa1      City of Charleston South Carolina Waterworks & Sewer System
                                     Revenue, 5.0%, 1/1/41                                                            160,248
    85,000              AA-/Aa3      City of San Francisco California Public Utilities Commission Water
                                     Revenue, 5.0%, 11/1/37                                                            89,653
    50,000              AAA/Aa2      Hampton Roads Sanitation District, 5.0%, 4/1/38                                   52,630
    40,000              AAA/Aaa      Metropolitan Water Reclamation District of Greater Chicago,
                                     5.0%, 12/1/30                                                                     43,312
    35,000              AAA/Aaa      Metropolitan Water Reclamation District of Greater Chicago,
                                     5.0%, 12/1/32                                                                     37,663
    50,000              AAA/NR       Tarrant Regional Water District, 5.0%, 3/1/52                                     51,631
                                                                                                                  -----------
                                                                                                                  $   462,149
                                                                                                                  -----------
                                     Municipal Obligation - 0.3%
    35,000              AAA/Aa1      State of Florida, 4.0%, 6/1/27                                               $    35,849
    10,000              AA+/Aa1      State of Washington, 3.0%, 7/1/28                                                  8,731
    50,000              AA+/Aa1      State of Washington, 5.0%, 8/1/39                                                 53,176
                                                                                                                  -----------
                                                                                                                  $    97,756
                                                                                                                  -----------
                                     TOTAL MUNICIPAL BONDS
                                     (Cost $2,628,422)                                                            $ 2,710,235
                                                                                                                  -----------
                                     SENIOR FLOATING RATE LOAN INTERESTS - 9.0%**
                                     Energy - 0.3%
                                     Oil & Gas Refining & Marketing - 0.3%
   106,049       3.75   BB/Ba2       Pilot Travel Centers LLC, Refinancing Tranche B Term Loan, 3/30/18           $   104,538
                                                                                                                  -----------
                                     Total Energy                                                                 $   104,538
                                                                                                                  -----------
                                     Materials - 0.3%
                                     Precious Metals & Minerals - 0.3%
   122,250       5.25   BB-/B1       Fairmount Minerals, Ltd., Tranche B Term Loan, 3/1/17                        $   122,594
                                                                                                                  -----------
                                     Total Materials                                                              $   122,594
                                                                                                                  -----------
                                     Capital Goods - 0.2%
                                     Trading Companies & Distributors - 0.2%
    54,725       4.50   B+/Ba3       WESCO International, Inc., Tranche B-1 Loan, 12/4/19                         $    54,940
                                                                                                                  -----------
                                     Total Capital Goods                                                          $    54,940
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Commercial Services & Supplies - 0.5%
                                     Environmental & Facilities Services - 0.5%
   169,991       2.19   NR/WR        Synagro Technologies, Inc., Term Loan (First Lien), 4/2/14                   $   167,441
                                                                                                                  -----------
                                     Total Commercial Services & Supplies                                         $   167,441
                                                                                                                  -----------
                                     Transportation - 0.2%
                                     Air Freight & Logistics - 0.2%
    19,383       0.18   NR/NR        CEVA Group Plc, Dollar Tranche B Pre-Funded Term Loan, 8/31/16               $    18,220
    25,103       5.28   NR/NR        CEVA Group Plc, EGL Tranche B Term Loan, 8/31/16                                  24,193
    31,645       5.28   CCC+/B3      CEVA Group Plc, US Tranche B Term Loan, 8/31/16                                   29,984
                                                                                                                  -----------
                                                                                                                  $    72,397
                                                                                                                  -----------
                                     Total Transportation                                                         $    72,397
                                                                                                                  -----------
                                     Automobiles & Components - 1.8%
                                     Auto Parts & Equipment - 1.3%
    31,751       3.20   BB-/Ba3      Allison Transmission, Inc., New Term B-2 Loan, 8/7/17                        $    31,904
   118,852       4.25   BB-/Ba3      Allison Transmission, Inc., Term B-3 Loan, 8/23/19                               119,613
    70,253       2.13   B/B1         Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                                67,229
    35,843       2.13   B/B1         Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                                34,301
   215,030       3.75   BB/Ba2       Tomkins LLC, Term B-2 Loan, 9/29/16                                              216,441
                                                                                                                  -----------
                                                                                                                  $   469,488
                                                                                                                  -----------
                                     Tires & Rubber - 0.5%
   205,000       4.75   BB/Ba1       The Goodyear Tire & Rubber Co., Loan (Second Lien), 3/27/19                  $   205,833
                                                                                                                  -----------
                                     Total Automobiles & Components                                               $   675,321
                                                                                                                  -----------
                                     Consumer Services - 0.3%
                                     Restaurants - 0.3%
   114,138       3.75   BB/Ba3       Burger King Corp., Tranche B Term Loan (2012), 9/28/19                       $   114,769
                                                                                                                  -----------
                                     Total Consumer Services                                                      $   114,769
                                                                                                                  -----------
                                     Media - 1.3%
                                     Broadcasting - 0.3%
   139,419       4.50   B+/B2        Univision Communications, Inc., 2013 Converted Extended
                                     First-Lien Term Loan, 2/22/20                                                $   138,398
                                                                                                                  -----------
                                     Movies & Entertainment - 0.6%
   118,050       3.75   NR/Baa3      Cinedigm Digital Funding I LLC, Term Loan, 3/31/16                           $   118,345
    96,753       4.50   BB-/Ba2      Live Nation Entertainment, Inc., Term B Loan, 10/20/16                            97,498
                                                                                                                  -----------
                                                                                                                  $   215,843
                                                                                                                  -----------
                                     Publishing - 0.4%
   140,770       3.75   B+/Ba3       Interactive Data Corp., Refinanced Term Loan, 2/11/18                        $   140,330
                                                                                                                  -----------
                                     Total Media                                                                  $   494,571
                                                                                                                  -----------
                                     Household & Personal Products - 0.6%
                                     Personal Products - 0.6%
   215,357       3.50   BB-/Ba3      NBTY, Inc., Term B-2 Loan, 10/1/17                                           $   215,739
                                                                                                                  -----------
                                     Total Household & Personal Products                                          $   215,739
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                        S&P/
 Principal   Floating   Moody's
Amount ($)   Rate (b)   Ratings                                                                                         Value
                                     Health Care Equipment & Services - 1.2%
                                     Health Care Facilities - 0.6%
    30,953       2.95   BB/Ba3       HCA, Inc., Tranche B-4 Term Loan, 5/1/18                                     $    30,866
    74,231       3.03   BB/Ba3       HCA, Inc., Tranche B-5 Term Loan, 3/31/17                                         73,960
   116,547       2.44   BB+/Ba2      Universal Health Services, Inc., Tranche B-1 Term Loan, 11/30/16                 116,911
                                                                                                                  -----------
                                                                                                                  $   221,737
                                                                                                                  -----------
                                     Health Care Technology - 0.6%
   240,945       3.75   NR/Ba3       IMS Health, Inc., Tranche B-1 Dollar Term Loan, 8/26/17                      $   241,276
                                                                                                                  -----------
                                     Total Health Care Equipment & Services                                       $   463,013
                                                                                                                  -----------
                                     Pharmaceuticals, Biotechnology & Life Sciences - 0.5%
                                     Life Sciences Tools & Services - 0.5%
   186,220       3.70   BB-/Ba3      Catalent Pharma Solutions, Inc., Refinancing Dollar Term-1
                                     (2016), 9/15/16                                                              $   185,599
                                                                                                                  -----------
                                     Total Pharmaceuticals, Biotechnology & Life Sciences                         $   185,599
                                                                                                                  -----------
                                     Diversified Financials - 0.3%
                                     Investment Banking & Brokerage - 0.3%
    98,753       3.25   BB-/Ba2      LPL Holdings, Inc., 2013 Incremental Tranche B Term Loan, 3/29/19            $    98,629
                                                                                                                  -----------
                                     Total Diversified Financials                                                 $    98,629
                                                                                                                  -----------
                                     Insurance - 0.7%
                                     Insurance Brokers - 0.7%
   265,307       3.70   B+/B1        HUB International Holdings, Inc., Term Loan, 6/13/17                         $   265,828
                                                                                                                  -----------
                                     Total Insurance                                                              $   265,828
                                                                                                                  -----------
                                     Software & Services - 0.3%
                                     IT Consulting & Other Services - 0.2%
    62,266       3.94   BB/Ba3       SunGard Data Systems, Inc., Tranche C Term Loan, 2/28/17                     $    62,422
                                                                                                                  -----------
                                     Data Processing & Outsourced Services - 0.1%
     3,383       4.19   B+/B1        First Data Corp., 2017 New Dollar Term Loan, 3/24/17                         $     3,321
    44,590       4.19   B+/B1        First Data Corp., 2018 Dollar Term Loan, 3/24/18                                  43,559
                                                                                                                  -----------
                                                                                                                  $    46,880
                                                                                                                  -----------
                                     Systems Software - 0.0%+
    15,101       2.20   BBB-/Ba2     The Reynolds & Reynolds Co., Tranche B Term Loan, 3/9/18                     $    15,158
                                                                                                                  -----------
                                     Total Software & Services                                                    $   124,460
                                                                                                                  -----------
                                     Technology Hardware & Equipment - 0.5%
                                     Communications Equipment - 0.5%
   182,603       4.00   BBB-/Ba3     Riverbed Technology, Inc., Term Loan, 10/29/19                               $   183,744
                                                                                                                  -----------
                                     Total Technology Hardware & Equipment                                        $   183,744
                                                                                                                  -----------
                                     TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                     (Cost $3,268,976)                                                            $ 3,343,583
                                                                                                                  -----------
   Shares
                                     RIGHTS / WARRANT - 0.0%+
                                     Automobiles & Components - 0.0%+
                                     Auto Parts & Equipment - 0.0%+
       37                            Lear Corp., 11/9/14                                                          $     4,301
                                                                                                                  -----------
                                     TOTAL RIGHTS / WARRANT
                                     (Cost $1,998)                                                                $     4,301
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                                                                              Value
                                     TEMPORARY CASH INVESTMENT - 2.7%
                                     Repurchase Agreement - 2.%
 1,075,000                           Bank of Nova Scotia, Inc., 0.08%, dated 6/28/13, repurchase price of
                                     $1,075,000 plus accrued interest on 7/1/13 collateralized by
                                     $1,096,514 Freddie Mac Giant, 4.0%, 1/1/42                                   $ 1,075,000
                                                                                                                  -----------
                                     TOTAL TEMPORARY CASH INVESTMENT
                                     (Cost $1,075,000)                                                            $ 1,075,000
                                                                                                                  -----------
                                     TOTAL INVESTMENT IN SECURITIES - 98.8%
                                     (Cost $35,352,134) (a)                                                       $36,762,254
                                                                                                                  -----------
                                     OTHER ASSETS & LIABILITIES - 1.2%                                            $   452,814
                                                                                                                  -----------
                                     TOTAL NET ASSETS - 100.0%                                                    $37,215,068
                                                                                                                  ===========

+          Amount rounds to less than 0.1%.

NR         Not rated by either S&P or Moody's.

WR         Rating withdrawn by either S&P or Moody's.

Perpetual  Security with no stated maturity date.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT       Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 28, 2013, the value of these securities amounted to $7,626,676 or 20.5% of total net assets.

(Cat Bond) Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to gain money in case of a catastrophe.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $35,384,798 was as follows:

             Aggregate gross unrealized gain for all investments in which
                there is an excess of value over tax cost                    $2,052,644

             Aggregate gross unrealized loss for all investments in which
                there is an excess of tax cost over value                      (675,188)
                                                                             ----------
             Net unrealized gain                                             $1,377,456
                                                                             ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Interest only security for which the Portfolio receives interest on notional principal.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 were as follows:

                                                      Purchases            Sales
Long-Term U.S. Government Securities                  $2,586,274      $2,166,358
Other Long-Term Securities                            $4,858,247      $4,374,040

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                                                  Level 1         Level 2      Level 3      Total
Convertible Corporate Bonds                    $          --   $   414,522  $        --  $   414,522
Preferred Stocks                                     226,893       220,969       51,175      499,037
Convertible Preferred Stock                          185,070            --           --      185,070
Asset Backed Securities                                   --     2,328,208           --    2,328,208
Collateralized Mortgage Obligations                       --     7,153,732           --    7,153,732
Corporate Bonds                                           --    12,826,409       25,320   12,851,729
U.S. Government Agency Obligations                        --     6,196,837           --    6,196,837
Municipal Bonds                                           --     2,710,235           --    2,710,235
Senior Floating Rate Loan Interests                       --     3,343,583           --    3,343,583
Rights/Warrants                                        4,301            --                     4,301
Temporary Cash Investment                                 --     1,075,000           --    1,075,000
                                               -------------   -----------  -----------  -----------
Total                                          $     416,264   $36,269,495  $    76,495  $36,762,254
                                               =============   ===========  ===========  ===========
Other Financial Instruments
Unrealized appreciation on futures contracts   $       2,249   $        --  $        --  $     2,249
                                               -------------   -----------  -----------  -----------
Total Other Financial Instruments              $       2,249   $        --  $        --  $     2,249
                                               =============   ===========  ===========  ===========

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                             Preferred     Corporate
                                                              Stocks         Bonds          Total
Balance as of 12/31/12                                       $     --      $     --      $        --
Realized gain (loss)                                               --            --               --
Change in unrealized appreciation (depreciation)(1)             1,175           320            1,495
Purchases                                                      50,000        25,000           75,000
Sales                                                              --            --               --
Transfers in to Level 3**                                          --            --               --
Transfers out of Level 3**                                         --            --               --
                                                             --------      --------      -----------
Balance as of 6/30/13                                        $ 51,175      $ 25,320      $    76,495
                                                             ========      ========      ===========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still held as of 6/30/13   $1,495
                                                                                                   ======

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended
                                                               6/30/13    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                             (unaudited)   12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class I
Net asset value, beginning of period                         $ 11.49      $ 11.89      $ 11.84     $ 11.39     $ 10.24     $ 10.87
                                                             -------      -------      -------     -------     -------     -------
Net increase (decrease) from investment operations:
   Net investment income                                     $  0.27      $  0.50      $  0.61     $  0.57     $  0.60     $  0.56
   Net realized and unrealized gain (loss) on investments      (0.34)        0.49         0.03        0.46        1.15       (0.62)
                                                             -------      -------      -------     -------     -------     -------
     Net increase (decrease) from
       investment operations                                 $ (0.07)     $  0.99      $  0.64     $  1.03     $  1.75     $ (0.06)
Distributions to shareowners:
   Net investment income                                       (0.25)       (0.55)       (0.59)      (0.58)      (0.60)      (0.57)
   Net realized gain                                           (0.12)       (0.84)          --          --          --          --
                                                             -------      -------      -------     -------     -------     -------
Total distributions                                          $ (0.37)     $ (1.39)     $ (0.59)    $ (0.58)    $ (0.60)    $ (0.57)
                                                             -------      -------      -------     -------     -------     -------
Net increase (decrease) in net asset value                   $ (0.44)     $ (0.40)     $  0.05     $  0.45     $  1.15     $ (0.63)
                                                             -------      -------      -------     -------     -------     -------
Net asset value, end of period                               $ 11.05      $ 11.49      $ 11.89     $ 11.84     $ 11.39     $ 10.24
                                                             =======      =======      =======     =======     =======     =======
Total return*                                                  (0.67)%       8.75%        5.53%       9.21%      17.58%      (0.64)%
Ratio of net expenses to average net assets+                    0.62%        0.62%        0.62%       0.62%       0.62%       0.62%
Ratio of net investment income to average net assets+           4.74%        4.29%        5.12%       4.83%       5.53%       5.24%
Portfolio turnover rate                                           35%          26%          38%         51%         42%         54%
Net assets, end of period (in thousands)                     $29,522      $32,367      $33,151     $39,247     $40,031     $38,770
Ratios with no waiver of fees by the Adviser:
   Total expenses                                               1.00%        1.07%        0.86%       0.74%       0.76%       0.76%
   Net investment income                                        4.36%        3.83%        4.88%       4.71%       5.39%       5.09%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                              6/30/13   Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            (unaudited)  12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class II
Net asset value, beginning of period                        $ 11.50      $ 11.90    $ 11.84     $ 11.39     $ 10.24      $ 10.87
                                                            -------      -------    -------     -------     -------      -------
Net increase (decrease) from investment operations:
   Net investment income                                    $  0.23      $  0.45    $  0.58     $  0.54     $  0.57      $  0.54
   Net realized and unrealized gain (loss) on investments     (0.30)        0.50       0.05        0.46        1.16        (0.63)
                                                            -------      -------    -------     -------     -------      -------
     Net increase (decrease) from
       investment operations                                $ (0.07)     $  0.95    $  0.63     $  1.00     $  1.73      $ (0.09)
Distributions to shareowners:
   Net investment income                                      (0.23)       (0.51)     (0.57)      (0.55)      (0.58)       (0.54)
   Net realized gain                                          (0.12)       (0.84)        --          --          --           --
                                                            -------      -------    -------     -------     -------      -------
Total distributions                                         $ (0.35)     $ (1.35)   $ (0.57)    $ (0.55)    $ (0.58)     $ (0.54)
                                                            -------      -------    -------     -------     -------      -------
Net increase (decrease) in net asset value                  $ (0.42)     $ (0.40)   $  0.06     $  0.45     $  1.15      $ (0.63)
                                                            -------      -------    -------     -------     -------      -------
Net asset value, end of period                              $ 11.08      $ 11.50    $ 11.90     $ 11.84     $ 11.39      $ 10.24
                                                            =======      =======    =======     =======     =======      =======
Total return*                                                 (0.63)%       8.43%      5.37%       8.94%      17.29%       (0.88)%
Ratio of net expenses to average net assets+                   0.90%**      0.91%      0.87%       0.87%       0.87%        0.87%
Ratio of net investment income to average net assets+          4.30%**      3.99%      4.63%       4.57%       5.27%        5.00%
Portfolio turnover rate                                          35%**        26%        38%         51%         42%          54%
Net assets, end of period (in thousands)                    $ 7,693      $ 5,027    $ 4,281     $35,854     $32,021      $24,093
Ratios with no waiver of fees by the Adviser:
   Total expenses                                              1.28%**      1.36%      1.04%       0.99%       1.01%        1.02%
   Net investment income                                       3.92%**      3.54%      4.46%       4.45%       5.13%        4.85%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $35,352,134)                         $36,762,254
  Cash                                                                    188,395
  Futures Collateral                                                       12,390
  Receivables --
     Investment securities sold                                           751,081
     Portfolio shares sold                                                 63,811
     Interest                                                             295,046
     Dividends                                                              4,615
     Variation margin                                                       3,727
     Futures receivable                                                    27,007
  Unrealized appreciation on futures contracts                              2,247
  Other                                                                    15,630
                                                                      -----------
         Total assets                                                 $38,126,203
                                                                      -----------
LIABILITIES:
  Payables --
     Investment securities purchased                                  $   848,662
     Portfolio shares repurchased                                           1,798
  Due to affiliates                                                         5,454
  Accrued expenses                                                         55,221
                                                                      -----------
         Total liabilities                                            $   911,135
                                                                      -----------
NET ASSETS:
  Paid-in capital                                                     $35,405,009
  Undistributed net investment income                                     210,452
  Accumulated net realized gain on investments and futures contracts      187,240
  Net unrealized appreciation on investments                            1,410,120
  Net unrealized appreciation on futures contracts                          2,247
                                                                      -----------
         Total net assets                                             $37,215,068
                                                                      ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $29,522,233/2,670,728 shares)                     $     11.05
                                                                      ===========
  Class II (based on $7,692,835/694,393 shares)                       $     11.08
                                                                      ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/13

INVESTMENT INCOME:
  Interest                                                                                $    966,033
  Dividends                                                                                     19,304
                                                                                          ------------
     Total investment income                                                                             $    985,337
                                                                                                         ------------
EXPENSES:
  Management fees                                                                         $     92,330
  Transfer agent fees
     Class I                                                                                       685
     Class II                                                                                      685
  Distribution fees
     Class II                                                                                    7,606
  Administrative reimbursement                                                                  13,814
  Custodian fees                                                                                22,196
  Professional fees                                                                             19,539
  Printing expense                                                                               8,977
  Fees and expenses of nonaffiliated Trustees                                                    3,242
  Miscellaneous                                                                                 24,627
                                                                                          ------------
     Total expenses                                                                                      $    193,701
         Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                      (70,598)
                                                                                                         ------------
         Net expenses                                                                                    $    123,103
                                                                                                         ------------
         Net investment income                                                                           $    862,234
                                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain on:
    Investments                                                                           $    134,034
    Class action                                                                                22,390
    Futures contracts                                                                           22,734   $    179,158
                                                                                          ------------   ------------
  Change in net unrealized appreciation (depreciation) on:
    Investments                                                                           $ (1,263,751)
    Futures contracts                                                                            4,052   $ (1,259,699)
                                                                                          ------------   ------------
   Net loss on investments and futures contracts                                                         $ (1,080,541)
                                                                                                         ------------
   Net decrease in net assets resulting from operations                                                  $   (218,307)
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/13 and the Year Ended 12/31/12, respectively

                                                                                          Six Months
                                                                                            Ended
                                                                                            6/30/13         Year Ended
                                                                                          (unaudited)        12/31/12
FROM OPERATIONS:
Net investment income                                                                      $    862,234   $  1,607,411
Net realized gain on investments and futures contracts                                          179,158        359,488
Change in net unrealized appreciation (depreciation) on investments and futures contracts    (1,259,699)     1,152,606
                                                                                           ------------   ------------
         Net increase (decrease) in net assets resulting from operations                   $   (218,307)  $  3,119,505
                                                                                           ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.25 and $0.55 per share, respectively)                                    $   (678,383)  $ (1,525,838)
      Class II ($0.23 and $0.51 per share, respectively)                                       (124,538)      (218,951)
Net realized gains:
      Class I ($0.12 and $0.84 per share, respectively)                                    $   (305,519)  $ (2,248,047)
      Class II ($0.12 and $0.84 per share, respectively)                                        (72,156)      (358,955)
                                                                                           ------------   ------------
      Total distributions to shareowners                                                   $ (1,180,596)  $ (4,351,791)
                                                                                           ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  5,986,256   $  7,164,963
Reinvestment of distributions                                                                 1,180,596      4,351,261
Cost of shares repurchased                                                                   (5,946,698)   (10,322,134)
                                                                                           ------------   ------------
      Net increase in net assets resulting from
         Portfolio share transactions                                                      $  1,220,154   $  1,194,090
                                                                                           ------------   ------------
      Net decrease in net assets                                                           $   (178,749)  $    (38,196)
NET ASSETS:
Beginning of period                                                                          37,393,817     37,432,013
                                                                                           ------------   ------------
End of period                                                                              $ 37,215,068   $ 37,393,817
                                                                                           ============   ============
Undistributed net investment income                                                        $    305,128   $    151,139
                                                                                           ============   ============

                                      '13 Shares     '13 Amount
                                      (unaudited)    (unaudited)      '12 Shares    '12 Amount
CLASS I
Shares sold                             104,248      $  1,196,954       301,880     $ 4,005,248
Reinvestment of distributions            87,039           983,702       330,266       3,773,355
Less shares repurchased                (336,856)       (3,868,884)     (603,741)     (7,062,995)
                                      ---------      ------------     ---------     -----------
   Net increase (decrease)             (145,569)     $ (1,688,028)       28,405     $   715,608
                                      =========      ============     =========     ===========
CLASS II
Shares sold                             420,661      $  4,789,302       268,183     $ 3,159,715
Reinvestment of distributions            18,013           196,694        50,628         577,906
Less shares repurchased                (181,307)       (2,077,814)     (241,400)     (3,259,139)
                                      ---------      ------------     ---------     -----------
   Net increase                         257,367      $  2,908,182        77,411     $   478,482
                                      =========      ============     =========     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investments Management, Inc.
    (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                         2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $1,744,789
Long-term capital gain                                                 2,607,002
                                                                      ----------
  Total distributions                                                 $4,351,791
                                                                      ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                         $  328,622
Undistributed long-term gain                                             240,608
Net unrealized appreciation                                            2,639,732
                                                                      ----------
  Total                                                               $3,208,962
                                                                      ==========

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax adjustments relating to the tax treatment of premium and amortization and the mark-to-market of futures contracts.

C.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the six months ended June 30, 2013 the Portfolio recognized gains of $22,390 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.  Futures Contracts

    The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at June 30, 2013 was $12,390. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended June 30, 2013 was 30.

    At June 30, 2013, open futures contracts were as follows:

------------------------------------------------------------------------------------------------
                                    Number of                                       Unrealized
                                    Contracts      Settlement                      Appreciation
  Type                             Long/(Short)      Month            Value       (Depreciation)
------------------------------------------------------------------------------------------------
  U.S. Ultra Bond (CBT)                  4            9/13        $   589,250       $(22,434)
  U.S. 10 Year Note (CBT)                5            9/13            632,813         (2,031)
  U.S. 2 Year Note (CBT)                (4)           9/13           (880,000)           687
  U.S. 5 Year Note (CBT)               (11)           9/13         (1,331,516)        16,650
  U.S. Long Bond Note (CBT)             (2)           9/13           (271,688)         9,375
------------------------------------------------------------------------------------------------
                                                                  $(1,261,141)      $  2,247
------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the six months ended June 30, 2013, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,125 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $120 in transfer agent fees payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $209 in distribution fees payable to PFD at June 30, 2013.

5. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of June 30, 2013.

-------------------------------------------------------------------------------------------------------------------------
Assets:
                                                               Net               Gross Amounts
                                                           Amounts of           Not Offset in the
                                        Gross                Assets               Statement of
                                       Amounts             Presented          Assets and Liabilities
                      Gross          Offset in the           in the        --------------------------
                    Amounts of       Statement of         Statement of                        Cash
                    Recognized        Assets and           Assets and        Financial     Collateral
Description           Assets          Liabilities          Liabilities      Instruments     Received           Net Amount
-------------------------------------------------------------------------------------------------------------------------
Interest Rate
   Futures         $     26,712        $ (24,465)         $    2,247       $         --           $--             $ 2,247
Repurchase
   Agreements         1,075,000               --            1,075,000        (1,075,000)           --                  --
-------------------------------------------------------------------------------------------------------------------------
                   $  1,101,712        $ (24,465)         $ 1,077,247      $ (1,075,000)          $--             $ 2,247
-------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

-------------------------------------------------------------------------------------------------------------------------
Liabilities:
                                                             Net                Gross Amounts
                                                         Amounts of            Not Offset in the
                                        Gross             Liabilities            Statement of
                                       Amounts           Presented           Assets and Liabilities
                      Gross          Offset in the          in the        ---------------------------
                   Amounts of        Statement of       Statement of                         Cash
                   Recognized         Assets and         Assets and         Financial     Collateral
Description        Liabilities       Liabilities         Liabilities     Instruments      Pledged           Net Amount
-------------------------------------------------------------------------------------------------------------------------
Interest Rate
   Futures           $ 24,465          $ (24,465)          $      --        $       --         $   --            $     --
-------------------------------------------------------------------------------------------------------------------------
                     $ 24,465          $ (24,465)          $      --        $       --         $   --            $     --
-------------------------------------------------------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2013 were as follows:

-------------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                           Asset Derivatives 2012                        Liabilities Derivatives 2012
Hedging Instruments                 ----------------------------------              -------------------------------------
Under Accounting                     Statement of Assets                            Statement of Assets
Standards Codification                   and Liabilities                                and Liabilities
(ASC) 815 Location                          Location             Value                     Location              Value
-------------------------------------------------------------------------------------------------------------------------
Interest Rate Futures*              Unrealized appreciation on  $2,247             Unrealized depreciation on    $ --
                                        futures contracts                              futures contracts
-------------------------------------------------------------------------------------------------------------------------
  Total                                                         $2,247                                           $ --
-------------------------------------------------------------------------------------------------------------------------

* Reflects the unrealized appreciation (depreciation) on futures contracts (see Note 1E). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2013 was as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                                          Change in
                                                                                                          Unrealized
                                                                                    Realized Gain       Appreciation or
Derivatives Not Accounted for                                                        or (Loss) on       (Depreciation)
as Hedging Instruments Under           Location of Gain or (Loss)                    Derivatives        on Derivatives
Accounting Standards                  on Derivatives Recognized                      Recognized         Recognized in
Codification (ASC) 815                          in Income                             in Income            Income
------------------------------------------------------------------------------------------------------------------------
Interest Rate Futures               Net realized gain (loss) on futures contracts      $22,734
Interest Rate Futures               Change in unrealized appreciation
                                    (depreciation) on futures contracts                                      $4,052
------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                             Trustees
John F. Cogan, Jr., President*                       Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer**                         John F. Cogan, Jr.
Christopher J. Kelley, Secretary                     Benjamin M. Friedman
                                                     Margaret B.W. Graham
                                                     Daniel K. Kingsbury
                                                     Marguerite A. Piret
                                                     Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19617-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Disciplined Value VCT Portfolio -- Class II Shares
                    (formerly known as Pioneer Fundamental Value VCT Portfolio)*


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

* Effective May 1, 2013, Pioneer Fundamental Value VCT Portfolio was renamed Pioneer Disciplined Value VCT Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Disciplined Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              14

  Trustees, Officers and Service Providers                                   17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              93.2%
International Common Stocks                      6.8%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                      30.3%
Health Care                                     14.4%
Energy                                          12.1%
Industrials                                     11.2%
Consumer Discretionary                           9.7%
Information Technology                           8.5%
Consumer Staples                                 8.3%
Utilities                                        3.0%
Telecommunication Services                       1.5%
Materials                                        1.0%

Five Largest Holdings
(As a percentage of equity holdings)*
--------------------------------------------------------------------------------
  1.  Chevron Corp.                                                        4.40%
--------------------------------------------------------------------------------
  2.  Citigroup, Inc.                                                      4.36
--------------------------------------------------------------------------------
  3.  Johnson & Johnson Co.                                                4.24
--------------------------------------------------------------------------------
  4.  Pfizer, Inc.                                                         3.44
--------------------------------------------------------------------------------
  5.  Occidental Petroleum Corp.                                           3.21
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share               6/30/13                12/31/12
   Class II                             $12.53                  $11.79

                               Net
Distributions per Share        Investment       Short-Term         Long-Term
(1/1/13 - 6/30/13)             Income           Capital Gains      Capital Gains
   Class II                    $   0.2022       $     -            $    0.5523

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Disciplined Value VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                              Pioneer Disciplined Value          Russell 1000
                              VCT Portfolio, Class II            Value Index
3/31/2005                     $    10,000                        $    10,000
6/30/2005                     $    10,131                        $    10,167
6/30/2006                     $    11,702                        $    11,398
6/30/2007                     $    13,740                        $    13,890
6/30/2008                     $    12,395                        $    11,281
6/30/2009                     $     9,047                        $     8,006
6/30/2010                     $     9,865                        $     9,361
6/30/2011                     $    12,270                        $    12,070
6/30/2012                     $    11,961                        $    12,433
6/30/2013                     $    14,121                        $    15,581

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. Value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

Life-of-Class
(3/18/05)                                                                4.18%
5 Years                                                                  2.64%
1 Year                                                                  18.06%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Prior to August 1, 2012, Cullen Capital Management LLC served as the Portfolio's subadviser.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                                     $ 1,000.00
Ending Account Value on 6/30/13                                       $ 1,127.50
Expenses Paid During Period*                                          $     5.28

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                                               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                                     $ 1,000.00
Ending Account Value on 6/30/13                                       $ 1,019.84
Expenses Paid During Period*                                          $     5.01

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Note to Shareholders: Effective May 1, 2013, Pioneer Fundamental Value VCT Portfolio was renamed Pioneer Disciplined Value VCT Portfolio. As a result of the transaction, certain changes were made to the Portfolio's investment objective, strategies and management team. Please see the prospectus for more details.

In the following interview, John Peckham, CFA, Co-Head of Equity Research, U.S., at Pioneer, discusses the market environment for stocks during the six months ended June 30, 2013, and the performance of Pioneer Disciplined Value VCT Portfolio in that environment. Effective May 1, 2013, Mr. Peckham, along with Ashesh (Ace) Savla, senior quantitative research analyst at Pioneer, and Brian Popiel, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Portfolio. Prior to May 1, 2013, Mr. Peckham and Edward T. "Ned" Shadek, were responsible for day-to-day management of the Portfolio.

Q: How would you describe the market environment for equities during the six months ended June 30, 2013?

A: The six-month period was mostly a great one to be invested in stocks. Low inflation, improving U.S. economic data and strong corporate profits drove U.S. equities to five consecutive months of positive returns through May 31, 2013, the best run for the asset class since 2009. Market volatility also declined somewhat during the period. In June, markets pulled back a bit, due primarily to the news that the U.S. Federal Reserve Board (the Fed) was at least beginning to contemplate tapering its program of monthly bond purchases.

    By and large, however, it was a stock-picker's market during the past six months, and the Portfolio is designed to fare well under such conditions.

Q: What changes did you make to the Portfolio between May 1, 2013, and June 30, 2013, after the Portfolio's investment objective and strategies changed?

A: Since the Portfolio continues to maintain a value-oriented focus, the transition from the previous strategy to the current one was completed on the very first day after the changes became official. Our main goal was to transition the Portfolio from the previous investment approach, which focused on stocks with low price-to-earnings ratios, to a more open-ended, unconstrained value approach that can "go anywhere" across the value spectrum. In addition, the previous investment strategy had more of a focus on sector bets, whereas the Portfolio now invests more in line with the benchmark Russell Index. In fact, all of the Portfolio's sector weights as of June 30, 2013, were within 500 basis points (5%) of the Russell Index's sector weights, and the Portfolio is now overweight in certain sectors, like consumer staples and consumer discretionary, where it was previously underweight relative to the benchmark.

Q:  How did the Portfolio perform during the six months ended June 30, 2013?

A: Pioneer Disciplined Value VCT Portfolio's Class II shares returned 12.75% at net asset value during the six months ended June 30, 2013, while the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 15.90%. During the same period, the average return of the 131 variable portfolios in Lipper's Large Cap Value Underlying Funds category was 15.99%.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Q: What were the main reasons for the Portfolio's underperformance relative to its benchmark during the six months ended June 30, 2013?

A: Stock selection, particularly in the financials and information technology sectors, was the primary reason for the Portfolio's underperformance relative to the Russell Index during the six-month period. A Portfolio underweight to consumer staples, which outperformed during the period, and an overweight to energy, which underperformed, also detracted from relative returns.

    Among the Portfolio's holdings in financials and information technology, Capital One (financials), Oracle (information technology) and Apple (information technology) detracted the most from benchmark-relative returns during the six-month period. Capital One, which we sold from the Portfolio prior to June 30, struggled during the period as the company continued to have problems integrating some acquisitions it had made back in 2012. We had believed that Capital One's acquisitions would be accretive for earnings, but that turned out not to be the case. Apple, another position we eliminated from the Portfolio before period end, underperformed due to continued profit-margin compression and revenue deceleration as well as increased competition in the handset market. We also sold the Portfolio's position in Oracle before period end, partly because of our transition of the Portfolio's holdings after the changes effective on May 1, but also because the company suffered a quarterly earnings miss due to failed sales execution. Another holding that detracted from relative returns during the six-month period was Ensco (energy sector), an offshore oil and gas drilling firm. The company's stock lagged on market concerns that day rates for drilling rigs have peaked. Ensco was another stock that we sold from the Portfolio prior to the end of the period.

Q: Which of your investment strategies and/or individual investments contributed to the Portfolio's benchmark-relative returns during the six months ended June 30, 2013?

A: Stock selection in energy and the Portfolio's overweight to health care contributed the most to benchmark-relative returns during the six-month period. We have been finding a lot of good investment ideas in health care, as we believe many companies in the sector have strong fundamentals. In addition, stock prices in the sector remain cheap.

    Aetna, a large health insurer (HMO), was the Portfolio holding that made the biggest contribution to both relative and absolute returns during the period. The company made a smart acquisition during the period and also benefited from market expectations that the U.S. government's health care-reform law would help the HMO industry. In energy, the Portfolio's holding of refining firm Marathon Petroleum contributed to benchmark-relative returns. The U.S. refining industry has been benefiting from favorable crude oil spreads, which have been good for the refiners' export businesses. Marathon has continued to ride that positive wave in the refining industry.

    Another holding that aided the Portfolio's relative returns during the six-month period was Microsoft. The software giant's performance has bounced back so far in 2013 after a rough 2012 as the company's non-PC (personal computer)

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

    business has gotten stronger. In particular, Microsoft's cloud-based products appear to be better and more competitive than previously thought, and that perception boosted the company's results during the period.

Q: What is your outlook for the equity markets for the remainder of 2013, and how have you positioned the Portfolio based on that outlook?

A: We continue to be positive about U.S. equities and about value stocks in particular, as they meaningfully outperformed growth stocks during the previous six months. Stocks continue to look like solid investments in both absolute and valuation terms, especially when compared with fixed-income investment alternatives.

    The Portfolio's sector allocations heading into the second half of the year reflect our belief that the U.S. economy will continue to improve and that interest rates will edge higher. We have placed a greater emphasis on sectors such as information technology, industrials and financials, while deemphasizing telecom services, utilities, and commodities-linked sectors such as energy and materials. We also have de-emphasized high-valuation, high-dividend-paying stocks.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
              COMMON STOCKS - 100.0%
              Energy - 12.1%
              Oil & Gas Equipment
              & Services - 1.4%
     74,700   Halliburton Co.                                      $   3,116,484
                                                                   -------------
              Integrated Oil & Gas - 7.6%
     83,651   Chevron Corp.                                        $   9,899,259
     81,130   Occidental Petroleum Corp.                               7,239,230
                                                                   -------------
                                                                   $  17,138,489
                                                                   -------------
              Oil & Gas Exploration &
              Production - 1.4%
     90,714   Marathon Oil Corp.                                   $   3,136,890
                                                                   -------------
              Oil & Gas Refining &
              Marketing - 1.7%
     29,312   Marathon Petroleum Corp.*                            $   2,082,911
     51,900   Valero Energy Corp.                                      1,804,563
                                                                   -------------
                                                                   $   3,887,474
                                                                   -------------
              Total Energy                                         $  27,279,337
                                                                   -------------
              Materials - 1.1%
              Commodity Chemicals - 1.0%
     33,600   LyondellBasell Industries NV                         $   2,226,336
                                                                   -------------
              Fertilizers & Agricultural
              Chemicals - 0.1%
      2,473   The Mosaic Co.                                       $     133,072
                                                                   -------------
              Total Materials                                      $   2,359,408
                                                                   -------------
              Capital Goods - 7.9%
              Aerospace & Defense - 3.2%
     40,900   Raytheon Co.                                         $   2,704,308
     48,501   United Technologies Corp.                                4,507,683
                                                                   -------------
                                                                   $   7,211,991
                                                                   -------------
              Industrial Conglomerates - 2.0%
    194,700   General Electric Co.                                 $   4,515,093
                                                                   -------------
              Industrial Machinery - 2.7%
    109,800   Ingersoll-Rand Plc                                   $   6,096,096
                                                                   -------------
              Total Capital Goods                                  $  17,823,180
                                                                   -------------
              Transportation - 3.3%
              Airlines - 1.1%
     79,000   United Continental Holdings, Inc.*                   $   2,471,910
                                                                   -------------
              Railroads - 2.2%
     32,600   Union Pacific Corp.                                  $   5,029,528
                                                                   -------------
              Total Transportation                                 $   7,501,438
                                                                   -------------
              Media - 4.9%
              Cable & Satellite - 1.1%
     56,800   Comcast Corp.                                        $   2,378,784
                                                                   -------------
              Movies & Entertainment - 3.8%
     49,100   The Walt Disney Co.                                  $   3,100,665
     95,400   Time Warner, Inc.                                        5,516,028
                                                                   -------------
                                                                   $   8,616,693
                                                                   -------------
              Total Media                                          $  10,995,477
                                                                   -------------
              Retailing - 4.9%
              Department Stores - 2.4%
    111,921   Macy's, Inc.                                         $   5,372,208
                                                                   -------------
              Home Improvement Retail - 2.5%
    136,400   Lowe's Companies, Inc.                               $   5,578,760
                                                                   -------------
              Total Retailing                                      $  10,950,968
                                                                   -------------
              Food & Staples Retailing - 2.3%
              Drug Retail - 2.3%
     89,200   CVS Caremark Corp.                                   $   5,100,456
                                                                   -------------
              Total Food & Staples Retailing                       $   5,100,456
                                                                   -------------
              Food, Beverage & Tobacco - 6.1%
              Soft Drinks - 3.8%
    112,100   Coca-Cola Enterprises, Inc.                          $   3,941,436
     55,100   PepsiCo, Inc.                                            4,506,629
                                                                   -------------
                                                                   $   8,448,065
                                                                   -------------
              Tobacco - 2.3%
    147,500   Altria Group, Inc.                                   $   5,161,025
                                                                   -------------
              Total Food, Beverage & Tobacco                       $  13,609,090
                                                                   -------------
              Health Care Equipment
              & Services - 3.5%
              Health Care Equipment - 1.1%
     39,177   Covidien Plc                                         $   2,461,883
                                                                   -------------
              Managed Health Care - 2.4%
     85,863   Aetna, Inc.                                          $   5,455,735
                                                                   -------------
              Total Health Care Equipment
              & Services                                           $   7,917,618
                                                                   -------------
              Pharmaceuticals,
              Biotechnology & Life
              Sciences - 10.9%
              Pharmaceuticals - 10.9%
    111,149   Johnson & Johnson Co.                                $   9,543,253
     99,780   Merck & Co., Inc.                                        4,634,781
    276,319   Pfizer, Inc.                                             7,739,695
     87,089   Zoetis, Inc.                                             2,690,179
                                                                   -------------
                                                                   $  24,607,908
                                                                   -------------
              Total Pharmaceuticals,
              Biotechnology & Life Sciences                        $  24,607,908
                                                                   -------------
              Banks - 7.6%
              Diversified Banks - 1.6%
     90,618   Wells Fargo & Co.                                    $   3,739,805
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
              Regional Banks - 6.0%
    290,637   KeyCorp                                              $   3,208,632
    490,100   Regions Financial Corp.                                  4,670,653
     76,440   The PNC Financial Services Group, Inc.                   5,574,005
                                                                   -------------
                                                                   $  13,453,290
                                                                   -------------
              Total Banks                                          $  17,193,095
                                                                   -------------
              Diversified Financials - 14.4%
              Other Diversified Financial
              Services - 7.4%
    204,653   Citigroup, Inc.                                      $   9,817,204
    130,558   JPMorgan Chase & Co.                                     6,892,157
                                                                   -------------
                                                                   $  16,709,361
                                                                   -------------
              Consumer Finance - 2.2%
    104,989   Discover Financial Services, Inc.                    $   5,001,676
                                                                   -------------
              Asset Management &
              Custody Banks - 1.1%
     76,200   Invesco, Ltd.                                        $   2,423,160
                                                                   -------------
              Investment Banking &
              Brokerage - 3.7%
     90,400   Morgan Stanley Co.                                   $   2,208,472
     40,615   The Goldman Sachs Group, Inc.                            6,143,019
                                                                   -------------
                                                                   $   8,351,491
                                                                   -------------
              Total Diversified Financials                         $  32,485,688
                                                                   -------------
              Insurance - 8.3%
              Life & Health Insurance - 1.1%
     81,200   Unum Group                                           $   2,384,844
                                                                   -------------
              Multi-line Insurance - 1.8%
    133,700   Hartford Financial Services Group, Inc.              $   4,134,004
                                                                   -------------
              Property & Casualty
              Insurance - 5.4%
     49,905   ACE, Ltd.                                            $   4,465,499
     93,065   The Allstate Corp.                                       4,478,288
     39,600   The Travelers Companies, Inc.                            3,164,832
                                                                   -------------
                                                                   $  12,108,619
                                                                   -------------
              Total Insurance                                      $  18,627,467
                                                                   -------------
              Software & Services - 2.7%
              Internet Software &
              Services - 2.7%
    238,800   Yahoo!, Inc.*                                        $   5,996,268
                                                                   -------------
              Total Software & Services                            $   5,996,268
                                                                   -------------
              Technology Hardware &
              Equipment - 4.9%
              Communications
              Equipment - 2.9%
    267,877   Cisco Systems, Inc.                                  $   6,512,090
                                                                   -------------
              Computer Hardware - 2.0%
    178,172   Hewlett-Packard Co.                                  $   4,418,666
                                                                   -------------
              Total Technology Hardware
              & Equipment                                          $  10,930,756
                                                                   -------------
              Semiconductors &
              Semiconductor Equipment - 1.0%
              Semiconductors - 1.0%
     51,500   Analog Devices, Inc.                                 $   2,320,590
                                                                   -------------
              Total Semiconductors &
              Semiconductor Equipment                              $   2,320,590
                                                                   -------------
              Telecommunication
              Services - 1.0%
              Integrated Telecommunication
              Services - 1.0%
     63,600   AT&T, Inc.                                           $   2,251,440
                                                                   -------------
              Total Telecommunication
              Services                                             $   2,251,440
                                                                   -------------
              Utilities - 3.1%
              Electric Utilities - 3.1%
     50,300   American Electric Power Co., Inc.                    $   2,252,434
     57,900   NextEra Energy, Inc.*                                    4,717,692
                                                                   -------------
                                                                   $   6,970,126
                                                                   -------------
              Total Utilities                                      $   6,970,126
                                                                   -------------
              TOTAL COMMON STOCKS
              (Cost $199,155,439)                                  $ 224,920,310
                                                                   -------------
              TOTAL INVESTMENT IN
              SECURITIES - 100.0%
              (Cost $199,155,439) (a)                              $ 224,920,310
                                                                   -------------
              OTHER ASSETS &
              LIABILITIES - 0.0%                                   $     (35,947)
                                                                   -------------
              TOTAL NET ASSETS - 100.0%                            $ 224,884,363
                                                                   =============

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $199,634,041 was as follows:

           Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost      $ 26,741,385

           Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value        (1,455,116)
                                                                   -------------
           Net unrealized gain                                     $ 25,286,269
                                                                   =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $130,514,685 and $134,787,822, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                           Level 1        Level 2      Level 3          Total
Common Stocks           $224,920,310      $    --      $    --      $224,920,310
                        ------------      -------      -------      ------------
   Total                $224,920,310      $    --      $    --      $224,920,310
                        ============      =======      =======      ============

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/13   Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                                            (unaudited)  12/31/12    12/31/11    12/31/10    12/31/09     12/31/08
Class II
Net asset value, beginning of period                        $  11.79     $  10.77    $  11.26    $  10.37    $  9.03      $ 13.56
                                                            --------     --------    --------    --------    -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.08     $   0.17    $   0.12    $   0.08    $ (0.03)(b)  $  0.17
   Net realized and unrealized gain (loss) on investments       1.41         0.96       (0.53)       0.87       1.44        (4.54)
                                                            --------     --------    --------    --------    -------      -------
     Net increase from investment operations                $   1.49     $   1.13    $  (0.41)   $   0.95    $  1.41      $ (4.37)
Distributions to shareowners:
   Net investment income                                       (0.20)       (0.11)      (0.08)      (0.06)     (0.07)       (0.16)
   Net realized gain                                           (0.55)          --          --          --         --         0.00(a)
                                                            --------     --------    --------    --------    -------      -------
Total distributions                                         $  (0.75)    $  (0.11)   $  (0.08)   $  (0.06)   $ (0.07)     $ (0.16)
                                                            --------     --------    --------    --------    -------      -------
Net increase (decrease) in net asset value                  $   0.74     $   1.02    $  (0.49)   $   0.89    $  1.34      $ (4.53)
                                                            --------     --------    --------    --------    -------      -------
Net asset value, end of period                              $  12.53     $  11.79    $  10.77    $  11.26    $ 10.37      $  9.03
                                                            ========     ========    ========    ========    =======      =======
Total return*                                                  12.75%       10.60%      (3.66)%      9.26%     15.73%      (32.54)%
Ratio of net expenses to average net assets+                    1.00%**      1.00%       1.00%       1.00%      1.00%        1.00%
Ratio of net investment income to average net assets+           1.19%**      1.78%       1.48%       1.10%      1.36%        1.52%
Portfolio turnover rate                                          119%**        74%         18%         21%        21%          31%
Net assets, end of period (in thousands)                    $224,884     $208,122    $155,712    $113,821    $68,132      $14,708
Ratios assuming no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees paid
   indirectly:
   Total expenses                                               1.01%**      1.03%       1.04%       1.09%      1.20%        1.55%
   Net investment income                                        1.18%**      1.74%       1.44%       1.01%      1.16%        0.97%

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

(a)   Amount rounds to less than one cent per share.

(b) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $199,155,439)                     $224,920,310
   Cash                                                                   40,261
   Receivables --
     Investment securities sold                                        5,514,347
     Portfolio shares sold                                                   879
     Dividends                                                           330,262
   Due from Pioneer Investment Management, Inc.                            2,676
   Prepaid expenses                                                          278
                                                                    ------------
       Total assets                                                 $230,809,013
                                                                    ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                $  5,240,888
     Portfolio shares repurchased                                        457,536
   Due to affiliates                                                     195,475
   Accrued expenses                                                       30,751
                                                                    ------------
       Total liabilities                                            $  5,924,650
                                                                    ------------
NET ASSETS:
   Paid-in capital                                                  $187,929,038
   Undistributed net investment income                                 1,323,860
   Accumulated net realized loss on investments                        9,866,594
   Net unrealized appreciation on investments                         25,764,871
                                                                    ------------
       Total net assets                                             $224,884,363
                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class II (based on $224,884,363/17,946,200 shares)               $      12.53
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $4,179)              $2,431,960
   Interest                                                              1,323
                                                                    ----------
       Total investment income                                                     $ 2,433,283
                                                                                   -----------
EXPENSES:
   Management fees                                                  $  776,173
   Transfer agent fees                                                     687
   Distribution fees                                                   277,205
   Administrative reimbursements                                        27,770
   Custodian fees                                                       11,334
   Professional fees                                                    20,296
   Printing expense                                                      4,714
   Fees and expenses of nonaffiliated Trustees                           3,721
   Miscellaneous                                                         3,416
                                                                    ----------
     Total expenses                                                                $ 1,125,316
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                     (16,497)
                                                                                   -----------
     Net expenses                                                                  $ 1,108,819
                                                                                   -----------
       Net investment income                                                       $ 1,324,464
                                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                $10,346,749
                                                                                   -----------
   Change in net unrealized appreciation on investments                            $14,579,884
                                                                                   -----------
   Net gain on investments                                                         $24,926,633
                                                                                   -----------
   Net increase in net assets resulting from operations                            $26,251,097
                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Six Months
                                                                                      Ended
                                                                                     6/30/13           Year Ended
                                                                                   (unaudited)          12/30/12
FROM OPERATIONS:
Net investment income                                                             $   1,324,464       $  3,435,141
Net realized gain on investments                                                     10,346,749         12,054,930
Change in net unrealized appreciation (depreciation) on investments                  14,579,884          2,761,562
                                                                                  -------------       ------------
     Net increase in net assets resulting from operations                         $  26,251,097       $ 18,251,633
                                                                                  -------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class II ($0.20 and $0.11 per share, respectively)                           $  (3,434,499)      $ (1,965,970)
Net realized gains:
     Class II ($0.55 and $0.00 per share, respectively)                              (9,381,178)                --
                                                                                  -------------       ------------
       Total distributions to shareowners                                         $ (12,815,677)      $ (1,965,970)
                                                                                  -------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $   1,432,168       $ 42,842,649
Reinvestment of distributions                                                        11,780,484          1,965,970
Cost of shares repurchased                                                           (9,886,208)        (8,683,412)
                                                                                  -------------       ------------
     Net increase in net assets resulting from Portfolio share transactions       $   3,326,444       $ 36,125,207
                                                                                  -------------       ------------
     Net increase in net assets                                                   $  16,761,864       $ 52,410,870

NET ASSETS:
Beginning of period                                                                 208,122,499        155,711,629
                                                                                  -------------       ------------
End of period                                                                     $ 224,884,363       $208,122,499
                                                                                  =============       ============
Undistributed net investment income                                               $   1,323,860       $  3,433,895
                                                                                  =============       ============

                                    '13 Shares      '13 Amount
                                    (unaudited)     (unaudited)    '12 Shares     '12 Amount
CLASS II
Shares sold                             96,088     $ 1,432,168      3,760,035    $42,842,649
Reinvestment of distributions        1,035,192      11,780,484        177,916      1,965,970
Less shares repurchased               (831,657)     (9,886,208)      (755,875)    (8,683,412)
                                    ----------     -----------     ----------    -----------
     Net increase                      299,623     $ 3,326,444      3,182,076    $36,125,207
                                    ==========     ===========     ==========    ===========


   The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Disciplined Value VCT Portfolio, formerly Pioneer Fundamental Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable,

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

    would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                         2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $ 1,965,970
                                                                     -----------
   Total distributions                                               $ 1,965,970
                                                                     ===========
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                        $ 3,433,895
Undistributed long-term gain                                           9,379,625
Net unrealized appreciation                                           10,706,385
                                                                     -----------
   Total                                                             $23,519,905
                                                                     ===========

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Portfolio Shares

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

Prior to August 1, 2012, Cullen Capital Management LLC served as the Portfolio's subadviser.

PIM, and not the Portfolio, paid a portion of the fee it received from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

On August 7, 2012 PIM assumed responsibility for day-to-day management of the Portfolio.

Through May 1, 2014, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the six months ended June 30, 2013, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of

Pioneer Disciplined Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

Assets and Liabilities is $145,522 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3.  Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $56 in transfer agent fees payable to PIMSS at June 30, 2013.

4.  Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $49,897 in distribution fees payable to PFD at June 30, 2013.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President*                      Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer**                        John F. Cogan, Jr.
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Marguerite A. Piret
                                                    Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19637-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       14

  Notes to Financial Statements                                              19

  Trustees, Officers and Service Providers                                   25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                             69.9%
Depository Receipts for International Stocks            24.7%
International Preferred Stocks                           2.5%
Exchange Traded Fund                                     1.5%
U.S. Common Stocks                                       1.3%
International Corporate Bonds                            0.1%

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

South Korea                                             13.5%
China                                                   12.3%
Brazil                                                   9.7%
Taiwan                                                   9.1%
India                                                    7.9%
Russia                                                   7.8%
Cayman Islands                                           4.3%
Luxembourg                                               3.6%
Turkey                                                   3.0%
Egypt                                                    3.0%
Mexico                                                   2.9%
Hong Kong                                                2.9%
Italy                                                    2.9%
South Africa                                             2.5%
Thailand                                                 2.0%
Malaysia                                                 1.7%
Panama                                                   1.6%
Chile                                                    1.5%
United States                                            1.3%
Japan                                                    1.3%
Israel                                                   1.2%
Netherlands                                              1.1%
Other (individually less than 1%)                        2.9%

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
  1.  Taiwan Semiconductor
      Manufacturing Co., Ltd. (A.D.R.)                                      3.0%
--------------------------------------------------------------------------------
  2.  Hon Hai Precision Industry Co., Ltd.                                  3.0
--------------------------------------------------------------------------------
  3.  Samsung Electronics Co., Ltd.                                         3.0
--------------------------------------------------------------------------------
  4.  Millicom International Cellular SA                                    2.9
--------------------------------------------------------------------------------
  5.  Orascom Telecom Holding SAE (G.D.R.)*                                 2.8
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                6/30/13                  12/31/12
Class I                                  $22.02                    $25.95
Class II                                 $21.71                    $25.55

                                   Net
Distributions per Share            Investment          Short-Term         Long-Term
(1/1/13 - 6/30/13)                 Income              Capital Gains      Capital Gains
Class I                            $0.2911             $   -              $   -
Class II                           $0.2231             $   -              $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Emerging Markets      Pioneer Emerging Markets    MSCI Emerging
                 VCT Portfolio, Class I        VCT Portfolio, Class II     Markets ND Index
6/30/2003        $  10,000                     $  10,000                   $  10,000
6/30/2004        $  13,030                     $  13,006                   $  13,314
6/30/2005        $  17,189                     $  17,110                   $  17,893
6/30/2006        $  24,543                     $  24,381                   $  24,239
6/30/2007        $  36,904                     $  36,571                   $  35,143
6/30/2008        $  38,370                     $  37,924                   $  36,771
6/30/2009        $  24,582                     $  24,243                   $  26,451
6/30/2010        $  29,347                     $  28,839                   $  32,575
6/30/2011        $  35,975                     $  35,244                   $  41,630
6/30/2012        $  28,610                     $  27,961                   $  34,989
6/30/2013        $  27,217                     $  26,521                   $  35,991

The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index is an unmanaged index that measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                               Class I                  Class II
--------------------------------------------------------------------------------
10 Years                                        10.53%                    10.24%
5 Years                                         -6.64%                    -6.90%
1 Year                                          -4.87%                    -5.15%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                           I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                 $1,000.00            $1,000.00
Ending Account Value on 6/30/13                   $  860.10            $  858.70
Expenses Paid During Period*                      $    6.46            $    7.60

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying fund. These combined totals were 1.40% for Class I shares and 1.65% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                           I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                 $1,000.00            $1,000.00
Ending Account Value on 6/30/13                   $1,017.85            $1,016.61
Expenses Paid During Period*                      $    7.00            $    8.25

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying fund. These combined totals were 1.40% for Class I shares and 1.65% for Class II shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets VCT Portfolio, discuss the investment environment and the Portfolio's performance during the six months ended June 30, 2013. Mr. Ratto, Head of Emerging Markets and a portfolio manager at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a portfolio manager at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities and a portfolio manager at Pioneer, assumed responsibility for the day-to-day management of the Portfolio on March 1, 2013, replacing Sean Taylor.

Q: How would you characterize the investment environment for stocks in the emerging markets during the six months ended June 30, 2013?

A: Equities in the emerging markets sharply underperformed their counterparts in the developed markets during the Portfolio's semiannual reporting period ended June 30, 2013. The Morgan Stanley Capital International (MSCI) Emerging Markets ND Index(1), the Portfolio's benchmark, returned -9.57% during the six-month period, well below the 8.74% gain registered by the MSCI World Index, which measures the performance of stocks in developed markets. Investors, already worried about the pace of economic growth in the world's developing countries, reacted negatively to the possibility that the U.S. Federal Reserve (the Fed) may consider tapering the pace of its stimulative quantitative easing policy before the end of 2013.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2013?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned -13.99% at net asset value during the six months ended June 30, 2013, and Class II shares returned -14.13%. As mentioned previously, the Portfolio's benchmark, the MSCI Emerging Markets Index, returned -9.57% during the same period, while the average return of the 85 variable portfolios in Lipper's Emerging Markets Underlying Funds category was -8.44%.

Q: Could you discuss some of the factors that either detracted from or contributed to the Portfolio's results during the six months ended June 30, 2013?

A: The Portfolio's results during the six-month period incorporate the performance of both the previous and current management teams.

---------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    Negative security selection results in Taiwan, South Africa and Korea were key factors in the Portfolio's benchmark-relative underperformance during the six-month period. In Taiwan, a notable underperformer held in the Portfolio during the period was Hon Hai Precision, a technology outsourcing company that builds a large percentage of Apple's products on a contract basis. Hon Hai's stock has lost ground in sympathy with Apple's in recent months, but we continue to hold the stock in the Portfolio based on our belief that the company's potential for rising profit margins should more than offset any slowdown in top-line growth. In South Africa, the Portfolio's holding of Mr. Price, a retailer, detracted from results, while in Korea, a position in Samsung Engineering underperformed.

    During the period, certain aspects of the Portfolio's country positioning made a positive contribution to performance. While the Portfolio's stock selections in Korea and South Africa detracted from benchmark-relative returns, being underweight in those countries aided performance during the period, as did an underweight in Mexico. Those positive allocation effects were somewhat offset by the Portfolio's overweight position in China, which detracted from performance.

    Key performance contributors held in the Portfolio during the period included Magnit, a retailer that has adapted Wal-Mart's business model to Russia. Positions in Copa, a South American airline that is generating growth by serving smaller markets where there is less competition from large airlines, and China Life Insurance, which has continued to benefit from the growing wealth and savings balances of the country's middle class, also made strong positive contributions to the Portfolio's performance.

Q: Since the new management team took over the Portfolio on March 1, 2013, a new investment approach has been put into place. How would you characterize your investment approach?

A: We employ an investment approach that focuses on bottom-up, individual stock research as opposed to taking a country-specific or region-specific approach to stock selection. This bottom-up methodology represents a departure from the traditional approach to investing in the emerging markets, which often focuses on geographic selection first and individual stock selection second. We believe our approach is the best way to capitalize on the wealth of fast-growing, undervalued companies that populate the emerging markets. We emphasize valuation when choosing individual stocks for the Portfolio, but we don't simply look for the least expensive companies--stocks that, quite often, turn out to be cheap for a good reason. Instead, we look for companies that are undervalued in relation to their own growth rates.

    While our strategy focuses on identifying the best individual stock ideas, we also use a top-down framework in order to manage the various risk factors that could have an effect on the Portfolio's performance. One element of this process is to "hedge" against the possibility of declines in individual currencies when conditions warrant. We believe such steps can help to ensure that the quality of the individual stocks in the Portfolio - and not external factors - is the key driver of long-term results.

Q: Since you assumed management duties on the Portfolio, where have you been finding the best investment opportunities?

A: We believe that we have found a number of compelling ideas in the industrials sector, which is a diverse area with a high representation of companies that offer both high growth potential and reasonable valuations. We also have

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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

    found some opportunities in the information technology sector, particularly among stocks with low valuations and attractive dividends, and in financials, where rising longer-term interest rates could revive investor interest in the many undervalued companies in the sector.

    In terms of geography, we have been seeing what we believe to be increasingly compelling opportunities in two markets that have underperformed so far in 2013: China and Russia. Both markets tend to have above-average sensitivity to global economic trends, and so they have lagged in an environment during which investors have been concerned about global economic growth. Still, we believe the two countries are home to a wealth of stock-specific ideas. In China, we are encouraged by the exceptionally strong balance sheets in the corporate sector, which we believe provides ballast against volatility tied to broader economic conditions. This affords the Portfolio the opportunity to own companies that we believe are not just financially strong, but also very attractively valued in the wake of the weak market performance of the past year. Similarly, many Russian companies are trading at rock-bottom valuations despite their robust financial health.

Q: What is your outlook for investing in the emerging markets for the remainder of 2013?

A: While we hold an optimistic view about the long-term prospects for equity investing in the emerging markets, the near-term direction remains less clear due to the uncertain outlook for U.S. monetary policy and the nagging issues still plaguing the global economy. Amid the uncertainty, our approach is to use individual stock research to construct a Portfolio of companies that we believe have the optimal combination of growth potential and attractive valuations. We believe this steady approach will enable the Portfolio to navigate the inevitable shifts in short-term market conditions and deliver solid long-term performance.

Please refer to the Schedule of Investments on pages 7 to 13 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

6
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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

       Shares                                                                   Value
                PREFERRED STOCKS - 2.4%
                Energy - 1.0%
                Integrated Oil & Gas - 1.0%
      108,820   Petroleo Brasileiro SA                                  $     790,441
                                                                        -------------
                Total Energy                                            $     790,441
                                                                        -------------
                Materials - 0.4%
                Steel - 0.4%
       33,052   Bradespar SA                                            $     297,505
                                                                        -------------
                Total Materials                                         $     297,505
                                                                        -------------
                Food & Staples Retailing - 1.0%
                Hypermarkets & Super Centers - 1.0%
       17,849   Cia Brasileira de Distribuicao Grupo Pao de Acucar      $     802,824
                                                                        -------------
                Total Food & Staples Retailing                          $     802,824
                                                                        -------------
                TOTAL PREFERRED STOCKS
                (Cost $2,293,187)                                       $   1,890,770
                                                                        -------------
                COMMON STOCKS - 92.0%
                Energy - 9.5%
                Oil & Gas Equipment & Services - 0.4%
       18,723   Saipem S.p.A.                                           $     302,946
                                                                        -------------
                Integrated Oil & Gas - 7.3%
    1,617,200   China Petroleum & Chemical Corp.                        $   1,129,705
       12,095   Ecopetrol SA (A.D.R.)                                         508,716
      123,362   Gazprom OAO (A.D.R.)                                          810,488
       19,746   Lukoil OAO (A.D.R.)                                         1,138,357
      920,000   PetroChina Co., Ltd.                                        1,000,090
       45,100   PTT PCL                                                       485,180
       97,796   Rosneft OAO (G.D.R.)                                          665,500
                                                                        -------------
                                                                        $   5,738,036
                                                                        -------------
                Oil & Gas Exploration & Production - 1.1%
      270,000   Kunlun Energy Co., Ltd.                                 $     475,705
       20,929   Pacific Rubiales Energy Corp.                                 367,958
                                                                        -------------
                                                                        $     843,663
                                                                        -------------
                Oil & Gas Refining & Marketing - 0.7%
       39,661   Reliance Industries, Ltd.                               $     573,133
                                                                        -------------
                Total Energy                                            $   7,457,778
                                                                        -------------
                Materials - 6.2%
                Fertilizers & Agricultural Chemicals - 0.6%
      194,000   Taiwan Fertilizer Co., Ltd.                             $     466,884
                                                                        -------------
                Diversified Metals & Mining - 1.9%
      137,606   Grupo Mexico SAB de CV                                  $     398,278
      303,000   Jiangxi Copper Co., Ltd.                                      509,147
       39,893   MMC Norilsk Nickel OJSC (A.D.R.)                              570,408
                                                                        -------------
                                                                        $   1,477,833
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Shares                                                                   Value
                Steel - 3.7%
        3,466   POSCO                                                   $     903,142
       37,862   Severstal OAO (G.D.R.)                                        239,143
       22,736   Ternium SA (A.D.R.)                                           514,516
       98,447   Vale SA (A.D.R.)                                            1,294,578
                                                                        -------------
                                                                        $   2,951,379
                                                                        -------------
                Total Materials                                         $   4,896,096
                                                                        -------------
                Capital Goods - 7.3%
                Aerospace & Defense - 0.5%
       10,367   Embraer SA (A.D.R.)                                     $     382,439
                                                                        -------------
                Construction & Engineering - 4.3%
      270,283   Astaldi S.p.A.                                          $   1,860,188
      591,000   China Communications Construction Co., Ltd.*                  460,794
      526,000   China Railway Construction Corp., Ltd.                        454,823
        5,699   Samsung Engineering Co., Ltd.                                 368,344
      189,000   Sinopec Engineering Group Co., Ltd.*                          254,393
                                                                        -------------
                                                                        $   3,398,542
                                                                        -------------
                Electrical Components & Equipment - 0.2%
       15,900   Sumitomo Electric Industries, Ltd.                      $     190,170
                                                                        -------------
                Heavy Electrical Equipment - 0.5%
      125,256   Bharat Heavy Electricals, Ltd.                          $     368,299
                                                                        -------------
                Industrial Conglomerates - 0.8%
       24,231   Bidvest Group, Ltd.                                     $     598,636
                                                                        -------------
                Construction & Farm Machinery & Heavy Trucks - 1.0%
      452,000   CSR Corp., Ltd.*                                        $     264,927
        3,332   Hyundai Heavy Industries Co., Ltd.                            532,124
                                                                        -------------
                                                                        $     797,051
                                                                        -------------
                Total Capital Goods                                     $   5,735,137
                                                                        -------------
                Transportation - 3.2%
                Airlines - 1.5%
        9,191   Copa Holdings SA                                        $   1,205,124
                                                                        -------------
                Railroads - 0.3%
        2,500   East Japan Railway Co.                                  $     194,374
                                                                        -------------
                Highways & Railtracks - 1.4%
       58,249   Arteris SA                                              $     520,907
      241,182   OHL Mexico SAB de CV*                                         573,341
                                                                        -------------
                                                                        $   1,094,248
                                                                        -------------
                Total Transportation                                    $   2,493,746
                                                                        -------------
                Automobiles & Components - 4.6%
                Auto Parts & Equipment - 0.6%
        2,003   Hyundai Mobis                                           $     476,749
                                                                        -------------
                Automobile Manufacturers - 4.0%
        4,914   Hyundai Motor Co.                                       $     965,124
       27,000   Isuzu Motors, Ltd.                                            184,892
       14,587   Mahindra & Mahindra, Ltd.                                     237,326

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Shares                                                                   Value
                Automobile Manufacturers - (continued)
      278,607   Tata Motors, Ltd.                                       $   1,298,607
       76,923   Tofas Turk Otomobil Fabrikasi AS                              479,284
                                                                        -------------
                                                                        $   3,165,233
                                                                        -------------
                Total Automobiles & Components                          $   3,641,982
                                                                        -------------
                Consumer Durables & Apparel - 1.4%
                Leisure Products - 0.2%
      433,000   Goodbaby International Holdings, Ltd.                   $     170,659
                                                                        -------------
                Apparel, Accessories & Luxury Goods - 0.5%
          768   The Swatch Group AG                                     $     421,038
                                                                        -------------
                Footwear - 0.7%
      577,000   Anta Sports Products, Ltd.                              $     504,235
                                                                        -------------
                Total Consumer Durables & Apparel                       $   1,095,932
                                                                        -------------
                Consumer Services - 1.8%
                Casinos & Gaming - 0.6%
      176,000   SJM Holdings, Ltd.                                      $     428,040
                                                                        -------------
                Restaurants - 1.2%
       14,037   Yum! Brands, Inc.                                       $     973,326
                                                                        -------------
                Total Consumer Services                                 $   1,401,366
                                                                        -------------
                Retailing - 1.1%
                Department Stores - 0.9%
      106,924   Woolworths Holdings, Ltd.                               $     696,248
                                                                        -------------
                General Merchandise Stores - 0.2%
        2,200   Ryohin Keikaku Co, Ltd.                                 $     180,584
                                                                        -------------
                Total Retailing                                         $     876,832
                                                                        -------------
                Food & Staples Retailing - 1.7%
                Food Retail - 1.1%
       15,682   Magnit OJSC (G.D.R.)                                    $     890,855
                                                                        -------------
                Hypermarkets & Super Centers - 0.6%
       89,387   Cencosud SA                                             $     445,351
                                                                        -------------
                Total Food & Staples Retailing                          $   1,336,206
                                                                        -------------
                Food, Beverage & Tobacco - 2.7%
                Soft Drinks - 1.5%
        9,585   Coca-Cola Icecek AS                                     $     275,378
        9,025   Fomento Economico Mexicano SAB de CV (A.D.R.)                 931,290
                                                                        -------------
                                                                        $   1,206,668
                                                                        -------------
                Tobacco - 1.2%
      114,238   ITC, Ltd.                                               $     617,504
        5,149   KT&G Corp.                                                    333,872
                                                                        -------------
                                                                        $     951,376
                                                                        -------------
                Total Food, Beverage & Tobacco                          $   2,158,044
                                                                        -------------
                Household & Personal Products - 0.3%
                Personal Products - 0.3%
        6,807   Able C&C Co., Ltd.                                      $     240,513
                                                                        -------------
                Total Household & Personal Products                     $     240,513
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Shares                                                                   Value
                Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
                Pharmaceuticals - 1.2%
       23,358   Teva Pharmaceutical Industries, Ltd. (A.D.R.)           $     915,634
                                                                        -------------
                Total Pharmaceuticals, Biotechnology & Life Sciences    $     915,634
                                                                        -------------
                Banks - 18.1%
                Diversified Banks - 18.1%
       64,000   Aozora Bank, Ltd.                                       $     200,068
      102,883   Banco Santander Brasil SA (A.D.R.)                            639,932
      502,000   Bank Rakyat Indonesia Persero Tbk PT                          388,929
    2,250,000   China Construction Bank Corp.                               1,580,391
       67,149   HDFC Bank, Ltd.                                               751,611
       47,974   ICICI Bank, Ltd.                                              859,363
    3,034,000   Industrial & Commercial Bank of China, Ltd.                 1,896,169
      149,322   Itau Unibanco Holding SA (A.D.R.)                           1,929,240
       86,700   Kasikornbank PCL                                              525,971
       42,330   KB Financial Group, Inc.                                    1,262,475
      289,500   Malayan Banking Bhd                                           952,815
      593,775   Mega Financial Holding Co., Ltd.                              448,780
      136,495   Sberbank of Russia (A.D.R.)                                 1,556,281
       94,100   Siam Commercial Bank PCL                                      519,756
       81,227   Turkiye Halk Bankasi AS                                       686,328
                                                                        -------------
                                                                        $  14,198,109
                                                                        -------------
                Total Banks                                             $  14,198,109
                                                                        -------------
                Diversified Financials - 3.6%
                Other Diversified Financial Services - 1.4%
      202,307   FirstRand, Ltd.                                         $     590,157
       42,949   Grupo BTG Pactual*                                            524,257
                                                                        -------------
                                                                        $   1,114,414
                                                                        -------------
                Investment Banking & Brokerage - 2.2%
      178,000   CITIC Securities Co., Ltd.                              $     312,759
      318,400   Haitong Securities Co., Ltd.*                                 384,121
    1,890,000   Yuanta Financial Holding Co., Ltd.                            978,327
                                                                        -------------
                                                                        $   1,675,207
                                                                        -------------
                Total Diversified Financials                            $   2,789,621
                                                                        -------------
                Insurance - 0.9%
                Life & Health Insurance - 0.9%
      297,000   China Life Insurance Co., Ltd.                          $     697,688
                                                                        -------------
                Total Insurance                                         $     697,688
                                                                        -------------
                Real Estate - 2.4%
                Diversified REIT's - 0.4%
      141,546   Mexico Real Estate Management SA de CV                  $     305,895
                                                                        -------------
                Real Estate Development - 2.0%
      250,000   China Overseas Land & Investment, Ltd.                  $     648,825
    1,768,000   Country Garden Holdings Co., Ltd.                             913,705
                                                                        -------------
                                                                        $   1,562,530
                                                                        -------------
                Total Real Estate                                       $   1,868,425
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

       Shares                                                                   Value
                Software & Services - 3.9%
                Internet Software & Services - 3.0%
       38,000   Tencent Holdings, Ltd.                                  $   1,495,488
       30,542   Yandex NV*                                                    843,875
                                                                        -------------
                                                                        $   2,339,363
                                                                        -------------
                IT Consulting & Other Services - 0.9%
      532,000   China ITS Holdings Co., Ltd.*                           $     118,562
        8,400   Infosys, Ltd. (A.D.R.)                                        345,996
        9,530   Tata Consultancy Services, Ltd.                               243,413
                                                                        -------------
                                                                        $     707,971
                                                                        -------------
                Total Software & Services                               $   3,047,334
                                                                        -------------
                Technology Hardware & Equipment - 3.4%
                Computer Hardware - 0.5%
      426,000   Wistron Corp.                                           $     428,028
                                                                        -------------
                Electronic Manufacturing Services - 2.9%
      910,200   Hon Hai Precision Industry Co., Ltd.                    $   2,237,548
                                                                        -------------
                Total Technology Hardware & Equipment                   $   2,665,576
                                                                        -------------
                Semiconductors & Semiconductor Equipment - 8.4%
                Semiconductors - 8.4%
        1,898   Samsung Electronics Co., Ltd.                           $   2,226,963
       75,390   SK Hynix, Inc.                                              2,054,766
      124,630   Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)       2,283,224
                                                                        -------------
                                                                        $   6,564,953
                                                                        -------------
                Total Semiconductors & Semiconductor Equipment          $   6,564,953
                                                                        -------------
                Telecommunication Services - 6.8%
                Wireless Telecommunication Services - 6.8%
       30,413   Millicom International Cellular SA                      $   2,192,557
       54,545   Orascom Telecom Holding SAE (G.D.R.)*                         152,614
      754,723   Orascom Telecom Holding SAE (G.D.R.)*                       2,111,680
      144,923   Turkcell Iletisim Hizmetleri AS*                              839,701
                                                                        -------------
                                                                        $   5,296,552
                                                                        -------------
                Total Telecommunication Services                        $   5,296,552
                                                                        -------------
                Utilities - 3.5%
                Electric Utilities - 2.3%
       42,034   Enersis SA (A.D.R.)                                     $     687,676
       32,380   Korea Electric Power Corp.*                                   744,089
      129,700   Tenaga Nasional Bhd                                           339,067
                                                                        -------------
                                                                        $   1,770,832
                                                                        -------------
                Independent Power Producers & Energy Traders - 1.2%
      328,000   Huaneng Power International, Inc.                       $     322,688
      267,013   NTPC, Ltd.                                                    642,477
                                                                        -------------
                                                                        $     965,165
                                                                        -------------
                Total Utilities                                         $   2,735,997
                                                                        -------------
                TOTAL COMMON STOCKS
                (Cost $75,543,790)                                      $  72,113,521
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

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Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                S&P/
                Moody's
    Principal   Ratings
   Amount ($)   (unaudited)                                                            Value
                              CORPORATE BONDS - 0.1%
                              Household & Personal Products - 0.1
                              Personal Products - 0.1
BRL   136,000   NR/NR         Hypermarcas SA, 11.3%, 10/15/18 (b)            $        42,738
BRL   136,000   NR/NR         Hypermarcas SA, 3.0%, 10/15/15 (b)                      45,791
                                                                             ---------------
                                                                             $        88,529
                                                                             ---------------
                              Total Household & Personal Products            $        88,529
                                                                             ---------------
                              TOTAL CORPORATE BONDS
                              (Cost $153,904)                                $        88,529
                                                                             ---------------

       Shares
                              EXCHANGED TRADED FUND - 1.5%
                              Diversified Financials - 1.5%
                              Other Diversified Financial Services - 1.5%
      980,700                 iShares FTSE A50 China Index ETF               $     1,131,777
                                                                             ---------------
                              TOTAL EXCHANGED TRADED FUND
                              (Cost $1,264,263)                              $     1,131,777
                                                                             ---------------
                              WARRANTS - 0.0%+
                              Household & Personal Products - 0.0%+
                              Personal Products - 0.0%+
          136                 Hypermarcas SA, 10/15/15 (b)                   $             -
                                                                             ---------------
                              TOTAL WARRANTS
                              (Cost $0)                                      $             -
                                                                             ---------------
                              TOTAL INVESTMENT IN SECURITIES - 96.0%         $    75,224,597
                                                                             ---------------
                              (Cost $79,255,144) (a)(c)
                              OTHER ASSETS & LIABILITIES - 4.0%              $     3,098,186
                                                                             ---------------
                              TOTAL NET ASSETS - 100.0%                      $    78,322,783
                                                                             ===============

ETF      Exchange Traded Fund.

(A.D.R.) American Depositary Receipts.

(G.D.R.) Global Depositary Receipts.

*        Non-income producing security.

NR       Not rated by either S&P or Moody's.

+        Rounds to less than 0.1%.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $80,319,222 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost            $ 4,886,255

         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value             (9,980,880)
                                                                    -----------
         Net unrealized gain                                        $(5,094,625)
                                                                    ===========

(b) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Notes 1A.

(c) As of June 30, 2013, distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, was as follows:

         South Korea                                                       13.5%
         China                                                             12.3%
         Brazil                                                             9.7%
         Taiwan                                                             9.1%
         India                                                              7.9%
         Russia                                                             7.8%
         Cayman Islands                                                     4.3%

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

         Luxembourg                                                         3.6%
         Turkey                                                             3.0%
         Egypt                                                              3.0%
         Mexico                                                             2.9%
         Hong Kong                                                          2.9%
         Italy                                                              2.9%
         South Africa                                                       2.5%
         Thailand                                                           2.0%
         Malaysia                                                           1.7%
         Panama                                                             1.6%
         Chile                                                              1.5%
         United States                                                      1.3%
         Japan                                                              1.3%
         Israel                                                             1.2%
         Netherlands                                                        1.1%
         Other (individually less than 1%)                                  2.9%
                                                                         -------
                                                                          100.0%
                                                                         =======

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL      Brazilian Real

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $37,034,637 and $41,410,817, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Fund's assets:

                                                      Level 1         Level 2       Level 3         Total
Preferred Stocks                                    $ 1,890,770    $         --    $      --     $ 1,890,770
Common Stocks (U.S.)                                 15,404,408              --           --      15,404,408
Common Stocks (Foreign)*                              1,596,389      55,112,724           --      56,709,113
Exchange Traded Fund                                         --       1,131,777           --       1,131,777
Warrants                                                     --              --           --+             --
Corporate Bonds                                              --              --       88,529          88,529
Total                                                18,891,567      56,244,501       88,529      75,224,597
Other Financial Instruments
Net unrealized appreciation on forward foreign
   currency portfolio hedge contracts               $        --    $     37,186     $     --     $    37,186
                                                    -----------    ------------     --------     -----------
Total Other Financial Instruments                   $        --    $     37,186     $     --     $    37,186
                                                    ===========    ============     ========     ===========

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

+       Security is valued at $0.

                                                        Corporate
                                                          Bonds      Warrants      Total
Balance as of 12/31/12                                   $96,266     $     --+    $ 96,266
Realized gain (loss)(1)                                       --           --
Change in unrealized appreciation (depreciation)(2)       (7,737)          --       (7,737)
Purchases*                                                                 --           --
Sales                                                                      --           --
Transfers in to Level 3**                                                  --           --
Transfer out of Level 3**                                                  --           --
                                                         -------     --------     --------
Balance as of 6/30/13                                    $88,529     $     --+    $ 88,529
                                                         =======     ========     ========

(1) Realized gain (loss) on these securities is included in the net realized loss from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

+       Security is valued at $0.

*       A portion of the total purchases includes payment-in-kind transactions.

** Transfers are calculated on the beginning of period values. There were no transfers between Levels 1 and 2.

Net change in unrealized appreciation (depreciation) of investments
   still held as of 6/30/13                                             $ (7,737)
                                                                        --------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             6/30/13    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)   12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class I
Net asset value, beginning of period                         $ 25.95      $ 24.08     $ 31.52     $ 27.34     $ 15.84    $  43.86
                                                             -------      -------     -------     -------     -------    --------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.19      $  0.24     $  0.35     $  0.17     $  0.10    $   0.39
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                         (3.83)        2.53       (7.71)       4.15       11.65      (23.10)
                                                             -------      -------     -------     -------     -------    --------
     Net increase (decrease) from
       investment operations                                 $ (3.64)     $  2.77     $ (7.36)    $  4.32     $ 11.75    $ (22.71)
Distributions to shareowners:
   Net investment income                                       (0.29)       (0.13)      (0.08)      (0.14)      (0.25)      (0.13)
   Net realized gain                                              --        (0.77)         --          --          --       (5.18)
                                                             -------      -------     -------     -------     -------    --------
Total Distributions                                          $ (0.29)     $ (0.90)    $ (0.08)    $ (0.14)    $ (0.25)   $  (5.31)
                                                             -------      -------     -------     -------     -------    --------
Net increase (decrease) in net asset value                   $ (3.93)     $  1.87     $ (7.44)    $  4.18     $ 11.50    $ (28.02)
                                                             -------      -------     -------     -------     -------    --------
Net asset value, end of period                               $ 22.02      $ 25.95     $ 24.08     $ 31.52     $ 27.34    $  15.84
                                                             =======      =======     =======     =======     =======    ========
Total return*                                                 (13.99)%      11.97%     (23.40)%     15.89%      74.64%     (58.20)%
Ratio of total expenses to average net assets+                  1.39%**      1.45%       1.47%       1.45%       1.45%       1.52%
Ratio of net investment income to average net assets+           1.47%**      0.93%       1.13%       0.66%       0.72%       1.44%
Portfolio turnover rate                                           86%**       143%        215%         97%         60%         65%
Net assets, end of period (in thousands)                     $34,453      $42,517     $43,727     $65,958     $54,690    $ 24,424

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**      Annualized.

+       Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/13    Year Ended Year Ended  Year Ended  Year Ended   Year Ended
                                                          (unaudited)   12/31/12   12/31/11    12/31/10    12/31/09     12/31/08
Class II
Net asset value, beginning of period                        $ 25.55      $ 23.71    $ 31.04     $ 26.94     $ 15.62     $  43.32
                                                            -------      -------    -------     -------     -------     --------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.16      $  0.18    $  0.27     $  0.13     $  0.07     $   0.31
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                        (3.78)        2.48      (7.60)       4.06       11.44       (22.80)
                                                            -------      -------    -------     -------     -------     --------
     Net increase (decrease) from
       investment operations                                $ (3.62)     $  2.66    $ (7.33)    $  4.19     $ 11.51     $ (22.49)
Distributions to shareowners:
   Net investment income                                      (0.22)       (0.05)        --       (0.09)      (0.19)       (0.03)
   Net realized gain                                             --        (0.77)        --          --          --        (5.18)
                                                            -------      -------    -------     -------     -------     --------
Total Distributions                                         $ (0.22)     $ (0.82)   $  --       $ (0.09)    $ (0.19)    $  (5.21)
                                                            -------      -------    -------     -------     -------     --------
Net increase (decrease) in net asset value                  $ (3.84)     $  1.84    $ (7.33)    $  4.10     $ 11.32     $ (27.70)
                                                            -------      -------    -------     -------     -------     --------
Net asset value, end of period                              $ 21.71      $ 25.55    $ 23.71     $ 31.04     $ 26.94     $  15.62
                                                            =======      =======    =======     =======     =======     ========
Total return*                                                (14.13)%      11.66%    (23.62)%     15.61%      74.02%      (58.30)%
Ratio of total expenses to average net assets+                 1.64%**      1.70%      1.72%       1.70%       1.69%        1.76%
Ratio of net investment income to average net assets+          1.24%**      0.71%      0.86%       0.40%       0.45%        1.24%
Portfolio turnover rate                                          86%**       143%       215%         97%         60%          65%
Net assets, end of period (in thousands)                    $43,870      $55,514    $52,403     $83,293     $82,930     $ 38,143

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**      Annualized.

+       Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $79,255,144)                                             $75,224,597
   Cash                                                                                      3,600,854
   Foreign currencies, at value (cost $685,823)                                                674,687
   Receivables --
     Portfolio shares sold                                                                     360,957
     Dividends (net of foreign taxes withheld of $16,383)                                      459,728
     Interest                                                                                    1,254
   Net unrealized appreciation on forward foreign currency portfolio hedge contracts            37,186
   Other                                                                                         4,552
                                                                                           -----------
       Total assets                                                                        $80,363,815
                                                                                           -----------
LIABILITIES:
   Payables --
     Investment securities purchased                                                       $ 1,844,113
     Portfolio shares repurchased                                                               30,687
   Due to affiliates                                                                             93,093
   Accrued expenses                                                                             58,927
   Unrealized depreciation on forward foreign currency settlement hedge contracts               14,212
                                                                                           -----------
       Total liabilities                                                                   $ 2,041,032
                                                                                           -----------
NET ASSETS:
   Paid-in capital                                                                         $82,836,315
   Undistributed net investment income                                                         373,534
   Accumulated net realized gain on investments and foreign currency transactions             (843,970)
   Net unrealized loss on investments                                                       (4,030,547)
   Net unrealized gain on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                            (12,549)
                                                                                           -----------
       Total net assets                                                                    $78,322,783
                                                                                           ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $34,452,728/1,564,900 shares)                                         $     22.02
                                                                                           ===========
   Class II (based on $43,870,055/2,020,308 shares)                                        $     21.71
                                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $169,688)          $   1,260,515
   Interest (net of foreign taxes withheld of $570)                       3,561
                                                                  -------------
       Total investment income                                                     $   1,264,076
                                                                                   -------------
EXPENSES:
   Management fees                                                $     506,619
   Transfer agent fees
     Class I                                                                686
     Class II                                                               686
   Distribution fees
     Class II                                                            61,864
   Administrative reimbursements                                         14,874
   Custodian fees                                                        43,526
   Professional fees                                                     30,524
   Printing expense                                                       6,192
   Fees and expenses of nonaffiliated trustees                            2,856
   Miscellaneous                                                          6,579
                                                                  -------------
     Total expenses                                                                $     674,406
                                                                                   -------------
       Net investment income                                                       $     589,670
                                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                                  $   2,712,864
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies               (115,205)   $   2,597,659
                                                                  -------------    -------------
   Change in net unrealized gain (loss) on:
     Investments                                                  $ (15,969,333)
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                (10,730)   $ (15,980,063)
                                                                  -------------    -------------
   Net loss on investments and foreign currency transactions                       $ (13,382,404)
                                                                                   -------------
   Net decrease in net assets resulting from operations                            $ (12,792,734)
                                                                                   =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Six Months
                                                                                            Ended
                                                                                           6/30/13        Year Ended
                                                                                         (unaudited)       12/31/12
FROM OPERATIONS:
Net investment income                                                                   $     589,670    $    780,572
Net realized gain on investments and foreign currency transactions                          2,597,659      (2,455,850)
Change in net unrealized gain (loss) on investments and foreign currency transactions     (15,980,063)     12,168,495
                                                                                        -------------    ------------
     Net increase (decrease) in net assets resulting from operations                    $ (12,792,734)   $ 10,493,217
                                                                                        -------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.29 and $0.13 per share, respectively)                                  $    (451,200)   $   (221,438)
     Class II ($0.22 and $0.05 per share, respectively)                                      (442,636)       (115,919)
Net realized gain:
     Class I ($0.00 and $0.77 per share, respectively)                                             --      (1,326,726)
     Class II ($0.00 and $0.77 per share, respectively)                                            --      (1,714,840)
                                                                                        -------------    ------------
       Total distributions to shareowners                                               $    (893,836)   $ (3,378,923)
                                                                                        -------------    ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $  10,152,437    $ 20,422,561
Reinvestment of distributions                                                                 893,836       3,378,923
Cost of shares repurchased                                                                (15,067,585)    (31,015,537)
                                                                                        -------------    ------------
     Net decrease in net assets resulting from Portfolio share transactions             $  (4,021,312)   $ (7,214,053)
                                                                                        -------------    ------------
     Net decrease in net assets                                                         $ (17,707,882)   $    (99,759)
NET ASSETS:
Beginning of period                                                                        96,030,665      96,130,424
                                                                                        -------------    ------------
End of period                                                                           $  78,322,783    $ 96,030,665
                                                                                        =============    ============
Undistributed net investment income                                                     $     373,534    $    677,700
                                                                                        =============    ============

                                                '13 Shares         '13 Amount
                                                (Unaudited)        (Unaudited)        '12 Shares        '12 Amount
CLASS I
Shares sold                                       132,026         $  3,180,699          313,205        $  7,756,616
Reinvestment of distributions                      20,996              451,200           67,488           1,548,165
Less shares repurchased                          (226,743)          (5,660,181)        (557,876)        (13,922,153)
                                                ---------         ------------        ---------        ------------
     Net increase (decrease)                      (73,721)        $ (2,028,282)        (177,183)       $ (4,617,372)
                                                =========         ============        =========        ============
CLASS II
Shares sold                                       284,018         $  6,971,738          506,754        $ 12,665,945
Reinvestment of distributions                      20,889              442,636           80,971           1,830,758
Less shares repurchased                          (379,236)          (9,407,404)        (703,559)        (17,093,384)
                                                ---------         ------------        ---------        ------------
     Net decrease                                 (74,329)        $ (1,993,030)        (115,834)       $ (2,596,681)
                                                =========         ============        =========        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such Funds' net asset value.

    The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    At June 30, 2013 there were three securities that were valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2013, the Portfolio paid no such taxes.

    In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of June 30, 2013, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The tax character of distributions paid during the years ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                        2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $   337,357
Long-term capital gain                                                3,041,566
                                                                    -----------
   Total distributions                                              $ 3,378,923
                                                                    ===========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary
   income                                                           $   893,585
Capital loss carryforward                                            (2,593,436)
Unrealized appreciation                                             $10,872,889
                                                                    -----------
   Total                                                            $ 9,173,038
                                                                    ===========

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the adjustments related to passive foreign investment companies.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $83,126 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

to affiliates" reflected on the Statement of Assets and Liabilities is $105 in transfer agent fees payable to PIMSS at June 30, 2013.

4.  Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,862 in distribution fees payable to PFD at June 30, 2013.

5.  Forward Foreign Currency Contracts

During the six months ended June 30, 2013, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of portfolio hedges open during the six months ended June 30, 2013 was $625,910. At June 30, 2013, the Fund's gross forward currency settlement contracts receivable and payable were $1,180,976 and $1,195,188, respectively, resulting in a net payable of $14,212. The average value of settlement hedge contracts open during the six months ended June 30, 2013, was $1,662,879. As of June 30, 2013, open portfolio hedge contracts were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                                             Net
                                                                                                          Unrealized
                                          Contracts         In Exchange     Settlement                   Appreciation/
Currency                                  to Deliver            for           Date            Value      (Depreciation)
------------------------------------------------------------------------------------------------------------------------
JPY (Japanese Yen)                       (75,000,000)          757,691       8/13/13          756,371         1,320
SEK (Swedish Krona)                      (13,000,000)        1,930,614       8/13/13        1,936,437        (5,823)
MXN (Mexican Peso)                        30,000,000        (2,295,333)      8/13/13       (2,306,481)       11,148
ZAR (South African Rand)                  27,000,000         2,683,817       8/13/13        2,714,359        30,542
------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        37,186
------------------------------------------------------------------------------------------------------------------------

6.  Offsetting Assets and Liabilites

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of June 30, 2013.

------------------------------------------------------------------------------------------------------------------------------
Assets:
                                                                   Net                  Gross Amounts
                                                                Amounts of            Not Offset in the
                                                 Gross            Assets                 Statement of
                                                Amounts         Presented           Assets and Liabilities
                                 Gross       Offset in the       in the         -----------------------------
                               Amounts of     Statement of     Statement of                           Cash
                               Recognized      Assets and       Assets and       Financial         Collateral
Description                      Assets       Liabilities      Liabilities      Instruments         Received       Net Amount
------------------------------------------------------------------------------------------------------------------------------
Portfolio hedge
   contracts                     $43,009       $ (5,823)         $37,186         $      --        $        --        $37,186
Settlement hedge
   contracts                          --             --               --                --                 --             --
------------------------------------------------------------------------------------------------------------------------------
                                 $43,009       $ (5,823)         $37,186         $      --        $        --        $37,186
==============================================================================================================================

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

----------------------------------------------------------------------------------------------------------------------------
Liabilities:
                                                                Net               Gross Amounts
                                                             Amounts of         Not Offset in the
                                                Gross       Liabilities            Statement of
                                               Amounts       Presented         Assets and Liabilities
                                 Gross      Offset in the      in the       ----------------------------
                              Amounts of     Statement of   Statement of                         Cash
                              Recognized      Assets and     Assets and      Financial        Collateral
Description                   Liabilities    Liabilities    Liabilities     Instruments        Pledged          Net Amount
----------------------------------------------------------------------------------------------------------------------------
Portfolio hedge
   contracts                    $ 5,823       $ (5,823)       $    --       $      --        $        --       $         --
Settlement hedge
   contracts                     14,212             --         14,212         (14,212)                --                 --
----------------------------------------------------------------------------------------------------------------------------
                                $20,035       $ (5,823)       $14,212       $ (14,212)       $        --       $         --
----------------------------------------------------------------------------------------------------------------------------

7.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2013 were as follows:

-----------------------------------------------------------------------------------------------------------------------------
    Derivatives Not
   Accounted for as                          Asset Derivatives 2013                      Liabilities Derivatives 2013
  Hedging Instruments           ---------------------------------------------------------------------------------------------
   Under Accounting                 Statement of Assets                         Statement of Assets
 Standards Codification               and Liabilities                             and Liabilities
      (ASC) 815                           Location                 Value             Location                         Value
-----------------------------------------------------------------------------------------------------------------------------
Forward foreign currency
settlement hedges                  Net unrealized                              Net unrealized
                                   appreciation on forward                     depreciation on forward
                                   foreign currency                            foreign currency
                                   settlement hedge                            settlement hedge
                                   contracts                      $    --      contracts                             $14,212
                                                                  -------                                            --------
Forward foreign currency
Portfolio hedge contracts          Net unrealized                              Net unrealized
                                   appreciation on Forward                     depreciation on Forward
                                   Foreign Currency                            Foreign Currency
                                   Portfolio Contracts            $37,186      Portfolio Contracts                   $     -
                                                                  -------                                            --------
   Total                                                          $37,186                                            $14,212
                                                                  -------                                            --------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2013 was as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Change in
                                                                                   Realized Gain             Unrealized
 Derivatives Not Accounted for                                                      or (Loss) on           Gain or (Loss)
 as Hedging Instruments Under             Location of Gain or (Loss)                Derivatives            on Derivatives
    Accounting Standards                  on Derivatives Recognized                  Recognized            Recognized in
   Codification (ASC) 815                          in Income                          in Income                 Income
-----------------------------------------------------------------------------------------------------------------------------
Forward foreign currency              Change in unrealized gain (loss) on
settlement hedge contracts            settlement hedge contracts forward
                                      foreign currency contracts and other
                                      assets and liabilities denominated
                                      in foreign currencies                                                   $(13,763)
                                      Net realized gain (loss) on forward
                                      foreign currency contracts and other
                                      assets and liabilities denominated
                                      in foreign currencies                          $(115,205)
-----------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                             Trustees
John F. Cogan, Jr., President*                       Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer**                         John F. Cogan, Jr.
Christopher J. Kelley, Secretary                     Benjamin M. Friedman
                                                     Margaret B.W. Graham
                                                     Daniel K. Kingsbury
                                                     Marguerite A. Piret
                                                     Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19618-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

 Portfolio and Performance Update                                              2

 Comparing Ongoing Portfolio Expenses                                          3

 Portfolio Management Discussion                                               4

 Schedule of Investments                                                       8

 Financial Statements                                                         12

 Notes to Financial Statements                                                17

 Trustees, Officers and Service Providers                                     21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                              87.1%
International Common Stocks                                     11.2%
Depositary Receipts for International Stocks                     1.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                                                19.6%
Financials                                                      15.4%
Health Care                                                     12.8%
Materials                                                       10.3%
Information Technology                                           9.7%
Utilities                                                        9.0%
Consumer Discretionary                                           7.4%
Industrials                                                      7.0%
Energy                                                           4.5%
Telecommunication Services                                       4.3%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1.   The Valspar Corp.                                          3.55%
--------------------------------------------------------------------------------
2.   DE Master Blenders 1753 NV                                 2.58
--------------------------------------------------------------------------------
3.   The Hershey Co.                                            2.19
--------------------------------------------------------------------------------
4.   US Bancorp                                                 2.04
--------------------------------------------------------------------------------
5.   Verizon Communications, Inc.                               2.02
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        6/30/13           12/31/12
   Class I                                        $24.16            $21.48
   Class II                                       $24.30            $21.60

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/13 - 6/30/13)                  Income        Capital Gains    Capital Gains
   Class I                          $0.3100       $       -        $      -
   Class II                         $0.2800       $       -        $      -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Equity Income   Pioneer Equity Income    Russell 1000
               VCT Portfolio, Class I  VCT Portfolio, Class II  Value Index
6/30/2003      $  10,000               $   10,000               $   10,000
6/30/2004      $  11,783               $   11,754               $   12,113
6/30/2005      $  13,451               $   13,389               $   13,816
6/30/2006      $  15,149               $   15,039               $   15,488
6/30/2007      $  18,455               $   18,269               $   18,875
6/30/2008      $  15,943               $   15,743               $   15,330
6/30/2009      $  11,360               $   11,190               $   10,880
6/30/2010      $  13,428               $   13,192               $   12,721
6/30/2011      $  17,797               $   17,438               $   16,402
6/30/2012      $  18,199               $   17,784               $   16,895
6/30/2013      $  21,826               $   21,276               $   21,173

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                                    Class I           Class II
--------------------------------------------------------------------------------
10 Years                                              8.12%              7.84%
5 Years                                               6.48%              6.21%
1 Year                                               19.93%             19.64%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                    $1,000.00         $1,000.00
Ending Account Value on 6/30/13                      $1,139.50         $1,138.20
Expenses Paid During Period*                         $    3.93         $    5.20

* Expenses are equal to the Fund's annualized net expense ratios plus the expense ratios of the underlying funds. These combined totals were 0.74% and 0.98% for Class I and Class II shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                               I                II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                     $1,000.00        $1,000.00
Ending Account Value on 6/30/13                       $1,021.12        $1,019.93
Expenses Paid During Period*                          $    3.71        $    4.91

* Expenses are equal to the Fund's annualized net expense ratios plus the expense ratios of the underlying funds. These combined totals were 0.74% and 0.98% for Class I and Class II shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2013, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income VCT Portfolio.

Q: How would you describe the market for equities during the six months ended June 30, 2013, particularly for the types of equities deemed appropriate for Pioneer Equity Income VCT Portfolio?

A: The stock market trended steadily higher through the middle of May, but a mild correction ensued for the next month as investors fretted about indications from the Federal Reserve Board (the Fed) that it might "taper" its bond purchases at some point and let interest rates find their own level. The final week of the six-month period saw a sharp rebound as investors took heart from projections of continued low inflation and moderate economic growth. The underlying reasons for the overall strength of the stock market during most of the six-month period were good corporate earnings, continued economic growth, merger-and-acquisition activity, dividend increases and share repurchases by companies, improved housing numbers, better employment statistics, and renewed interest in stocks on the part of investors still allocated heavily to bonds and money market instruments.

    The Portfolio takes a special interest in dividend-paying* stocks and has generally emphasized investments in established companies with long business histories. Such companies, especially those in the consumer discretionary and health care sectors, were popular with investors during the six-month period. Mergers and acquisitions also touched two of the Portfolio's holdings: in February, H. J Heinz received a premium take-over bid from Berkshire Hathaway and a Brazilian company called 3G Capital; and in April, DE Master Blenders, part of the Portfolio's former holding Sara Lee, received a premium offer from the German-led investment firm JAB.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2013?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 13.95% at net asset value during the six months ended June 30, 2013, and Class II shares returned 13.82%. During the same period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 15.90%, while the average return of the 68 variable portfolios in Lipper's Equity Income Underlying Funds category was 13.63%.

Q: Could you please talk in more detail about the Portfolio's performance during the six months ended June 30, 2013? Please discuss the underperformance of the Portfolio relative to its benchmark, the Russell Index.

A: While overall the Portfolio recorded positive returns during the six-month period, stock selection results in financials and information technology did hold back relative performance somewhat. In financials, the so-called money-center banks, especially Bank of America, surged during the period, and while

*  Dividends are not guaranteed

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    the Portfolio did own shares in that industry, including shares of Bank of America, an underweight position compared with that of the Russell Index benchmark hurt relative performance. The Portfolio's underweight was due to the modest nature of the dividends currently paid by most of the giant banks. Since the "sub-prime meltdown" of 2007-2009, the Fed has restricted dividend payments by the institutions most involved in the activities leading to the financial crisis.

    In information technology, the Portfolio was not invested in Hewlett-Packard, which enjoyed a very impressive share-price recovery during the period on the back of cost cuts that kept earnings higher than many investors expected. With that said, we continue to have questions about the probability of resumed business growth for the company.

    On the positive side, the Portfolio benefited from good stock selection in the materials, energy, consumer staples and consumer discretionary sectors during the six-month period. The Portfolio's position in Cedar Fair (consumer discretionary) fared very well as visitors flocked to its amusement parks and the company introduced new rides. In materials and energy, positive relative performance was a matter of what stocks the Portfolio did not own or in what stocks it was quite underweight: Newmont Mining in materials and ExxonMobil in energy. Both stocks are included in the Russell Index, and each one underperformed during the six-month period. In consumer staples, in addition to the aforementioned acquisition offers for H.J. Heinz and DE Master Blenders, the Portfolio saw very good share-price increases from positions in Hershey and Campbell Soup as investors found themselves attracted to companies they thought offered relatively stable long-term growth prospects, without so much risk of product obsolescence or government regulation.

Q: Could you please discuss the changes that you made to the Portfolio during the six months ended June 30, 2013?

A: During the six-month period we added 19 positions to the Portfolio and liquidated 11. Three of the new names in the portfolio--Electrolux, PepsiCo, and Coach--were in the consumer sectors, where we have continued to find stocks of companies we think can grow on a worldwide basis, while having a prominent market presence in the United States. Electrolux is a manufacturer not only of the well-known vacuum cleaners but also of a whole range of household appliances; Coach is a maker of ladies' handbags and accessories as well as of comparable products for men; and PepsiCo is a prominent, worldwide supplier of soft drinks and other beverages as well as snack foods through its Frito-Lay subsidiary. A "special situation" we were able to add to the Portfolio within the materials sector is Givaudan, a flavors and fragrances supplier to food manufacturers and perfumeries. Several of the Portfolio's new positions were in health care--the large pharmaceutical producers Eli Lilly, Novartis, and AstraZeneca. In addition, the portfolio received shares of AbbVie when an existing Portfolio holding, Abbott Laboratories, split off its pharmaceutical business; and we purchased shares of Zoetis, an animal-health-medicines company, when Pfizer, also a Portfolio holding, had an initial public offering for that profitable division of its business.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

    Other initial purchases during the period included Joy Global, maker of mining machinery; SWEDBANK, a leading retail and commercial bank based in Stockholm, Sweden; Allstate, the home and auto insurer; Intel, the major semiconductor designer and fabricator; and NextEra Energy, a large electric utility headquartered in Florida.

    Among stocks sold from the Portfolio during the period were several that we felt had reached fair value, including EQT and Snap-on; some where we had come to question the companies' longer-term earnings potential, including ExxonMobil and Century Link; and others we just regarded as having less compelling prospects than those of companies whose stocks we wished to purchase.

Q: The Portfolio typically places an emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the six months ended June 30, 2013?

A: Definitely positive! However, we must hasten to add that the investment experience even of the recent past is no guarantee of continued good conditions for particular stocks in upcoming periods. But actually for some time now, investors have been interested in dividend-paying stocks because of the sometimes-favorable comparisons between current yields on investment-grade bonds and stocks, with the additional potential, in the case of stocks, for dividend increases over time. While we do not expect a wholesale shift from bonds into stocks, we do think it likely that many investors will continue at least to consider stocks for their portfolios. Companies, for their part, have found that they can attract positive attention by declaring and increasing dividends. Fortunately, too, the Federal tax changes instituted as part of the year-end 2012 "fiscal cliff" resolution did not alter by very much the maximum Federal income taxes payable by individuals on their dividend income.

Q: Given the various potential headwinds for the global economy, what is your outlook for the remainder of 2013?

A: Certainly there are risks and uncertainties for the global economy. Europe remains sluggish; growth in China appears to have slowed over the past couple of years from its former, very robust rate; Brazil, Argentina, and Venezuela, among other Latin American countries, have been experiencing difficulties; and here in the U.S., the national fiscal situation continues to cause unease. Besides the economic issues, there are also some obvious geopolitical trouble spots in the world, including the Middle East and the Korean peninsula. However, when we look at the U.S., the principal economic arena for the majority of our Portfolio's companies, we see steady, if moderate, growth that we think can be sustained at least over the next couple of years by improvement in the housing sector, higher auto sales, and falling unemployment. The domestic economy, unlike economies in some other parts of the world, is predominantly dependent on the state of the consumer and the level of consumer confidence. A better housing market can go a long ways all by itself towards creating a more upbeat set of economic conditions. Next

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

    to the potential for the U.S. economy to keep expanding we would set the historically reasonable level of share-price valuations and the decent dividend yields relative to income-generating alternatives like money-market instruments and investment-grade bonds. So, headwinds, yes, but also, perhaps, some tailwinds. We shall see in the months and quarters ahead where the prevailing winds blow.

    Thank you for your interest and support.

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

         Shares                                                           Value
                  COMMON STOCKS - 98.6%
                  Energy - 4.5%
                  Integrated Oil & Gas - 0.4%
          7,071   Chevron Corp.                                           $       836,782
                                                                          ---------------
                  Oil & Gas Exploration &
                  Production - 1.7%
         19,702   ConocoPhillips                                          $     1,191,971
         60,795   Marathon Oil Corp.                                            2,102,291
                                                                          ---------------
                                                                          $     3,294,262
                                                                          ---------------
                  Oil & Gas Refining &
                  Marketing - 1.2%
         33,237   Marathon Petroleum Corp.*                               $     2,361,821
                                                                          ---------------
                  Oil & Gas Storage &
                  Transportation - 1.2%
         69,932   Spectra Energy Corp.                                    $     2,409,857
                                                                          ---------------
                  Total Energy                                            $     8,902,722
                                                                          ---------------
                  Materials - 10.2%
                  Commodity Chemicals - 0.8%
         23,862   LyondellBasell Industries NV                            $     1,581,096
                                                                          ---------------
                  Diversified Chemicals - 0.5%
         18,500   EI du Pont de Nemours & Co.                             $       971,250
                                                                          ---------------
                  Specialty Chemicals - 4.5%
            700   Givaudan SA                                             $       903,919
         26,980   Johnson Matthey Plc                                           1,078,441
        107,863   The Valspar Corp.                                             6,975,500
                                                                          ---------------
                                                                          $     8,957,860
                                                                          ---------------
                  Paper Packaging - 1.0%
         99,314   Boise, Inc.                                             $       848,142
         33,731   Sonoco Products Co.                                           1,166,081
                                                                          ---------------
                                                                          $     2,014,223
                                                                          ---------------
                  Diversified Metals & Mining - 2.7%
         35,140   Compass Minerals International, Inc.                    $     2,970,384
         87,900   Freeport-McMoRan Copper & Gold, Inc.                          2,426,919
                                                                          ---------------
                                                                          $     5,397,303
                                                                          ---------------
                  Paper Products - 0.7%
         33,901   International Paper Co.                                 $     1,502,153
                                                                          ---------------
                  Total Materials                                         $    20,423,885
                                                                          ---------------
                  Capital Goods - 5.0%
                  Aerospace & Defense - 1.1%
         21,955   United Technologies Corp.                               $     2,040,498
                                                                          ---------------
                  Industrial Conglomerates - 1.6%
        137,646   General Electric Co.                                    $     3,192,011
                                                                          ---------------
                  Construction & Farm Machinery
                  & Heavy Trucks - 0.3%
         12,800   Joy Global, Inc.                                        $       621,184
                                                                          ---------------

                  Industrial Machinery - 2.0%
         56,320   Kaydon Corp.                                            $     1,551,616
         77,728   The Gorman-Rupp Co.                                           2,474,860
                                                                          ---------------
                                                                          $     4,026,476
                                                                          ---------------
                  Total Capital Goods                                     $     9,880,169
                                                                          ---------------
                  Commercial Services &
                  Supplies - 2.0%
                  Office Services & Supplies - 1.0%
         41,056   Mine Safety Appliances Co.                              $     1,911,157
                                                                          ---------------
                  Diversified Support Services - 1.0%
         42,187   G&K Services, Inc.                                      $     2,008,101
                                                                          ---------------
                  Total Commercial Services
                  & Supplies                                              $     3,919,258
                                                                          ---------------
                  Automobiles & Components - 1.7%
                  Auto Parts & Equipment - 0.2%
         13,808   Johnson Controls, Inc.                                  $       494,188
                                                                          ---------------
                  Automobile Manufacturers - 1.5%
        189,490   Ford Motor Co.                                          $     2,931,410
                                                                          ---------------
                  Total Automobiles
                  & Components                                            $     3,425,598
                                                                          ---------------
                  Consumer Durables
                  & Apparel - 1.1%
                  Household Appliances - 0.7%
         54,800   Electrolux AB                                           $     1,384,166
                                                                          ---------------
                  Apparel, Accessories &
                  Luxury Goods - 0.4%
         15,000   Coach, Inc.                                             $       856,350
                                                                          ---------------
                  Total Consumer Durables
                  & Apparel                                               $     2,240,516
                                                                          ---------------
                  Consumer Services - 1.7%
                  Leisure Facilities - 1.7%
         81,427   Cedar Fair LP                                           $     3,371,078
                                                                          ---------------
                  Total Consumer Services                                 $     3,371,078
                                                                          ---------------
                  Media - 0.9%
                  Movies & Entertainment - 0.6%
         64,275   Regal Entertainment Group                               $     1,150,522
                                                                          ---------------
                  Publishing - 0.3%
         15,900   John Wiley & Sons, Inc.                                 $       637,431
                                                                          ---------------
                  Total Media                                             $     1,787,953
                                                                          ---------------
                  Retailing - 1.9%
                  Distributors - 1.1%
         27,688   Genuine Parts Co.                                       $     2,161,602
                                                                          ---------------
                  Home Improvement Retail - 0.8%
         20,559   The Home Depot, Inc.                                    $     1,592,706
                                                                          ---------------
                  Total Retailing                                         $     3,754,308
                                                                          ---------------

   The accompanying notes are an integral part of these financial statements.
8

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

         Shares                                                           Value
                  Food & Staples Retailing - 1.5%
                  Food Retail - 0.4%
        143,527   J Sainsbury Plc                                         $       775,636
                                                                          ---------------
                  Hypermarkets & Super
                  Centers - 1.1%
         30,838   Wal-Mart Stores, Inc.                                   $     2,297,123
                                                                          ---------------
                  Total Food & Staples Retailing                          $     3,072,759
                                                                          ---------------
                  Food, Beverage & Tobacco - 14.6%
                  Soft Drinks - 1.7%
         51,880   Dr. Pepper Snapple Group, Inc.                          $     2,382,848
         12,900   PepsiCo, Inc.                                                 1,055,091
                                                                          ---------------
                                                                          $     3,437,939
                                                                          ---------------
                  Packaged Foods & Meats - 12.9%
         59,335   Campbell Soup Co.                                       $     2,657,615
        316,225   DE Master Blenders 1753 NV*                                   5,063,050
         63,183   Hillshire Brands Co.                                          2,090,094
         30,571   Kellogg Co.                                                   1,963,575
         66,848   Kraft Foods Group, Inc.*                                      3,734,798
         14,256   McCormick & Co., Inc.                                         1,003,052
        107,606   Mondelez International, Inc.                                  3,069,999
         48,160   The Hershey Co.                                               4,299,725
         44,807   Unilever NV (A.D.R.)                                          1,761,363
                                                                          ---------------
                                                                          $    25,643,271
                                                                          ---------------
                  Total Food, Beverage & Tobacco                          $    29,081,210
                                                                          ---------------
                  Household & Personal
                  Products - 3.2%
                  Household Products - 3.2%
         33,416   Kimberly-Clark Corp.                                    $     3,246,030
         31,472   The Clorox Co.                                                2,616,582
          7,405   The Procter & Gamble Co.                                        570,111
                                                                          ---------------
                                                                          $     6,432,723
                                                                          ---------------
                  Total Household &
                  Personal Products                                       $     6,432,723
                                                                          ---------------
                  Health Care Equipment &
                  Services - 5.7%
                  Health Care Equipment - 4.4%
         45,529   Abbott Laboratories                                     $     1,588,052
         35,400   Becton Dickinson and Co.                                      3,498,582
         41,605   Medtronic, Inc.                                               2,141,409
        139,813   Smith & Nephew Plc                                            1,563,018
                                                                          ---------------
                                                                          $     8,791,061
                                                                          ---------------
                  Health Care Distributors - 1.3%
         74,203   Owens & Minor, Inc.                                     $     2,510,287
                                                                          ---------------
                  Total Health Care Equipment &
                  Services                                                $    11,301,348
                                                                          ---------------
                  Pharmaceuticals, Biotechnology
                  & Life Sciences - 7.0%
                  Pharmaceuticals - 7.0%
         43,361   AbbVie, Inc.                                            $     1,792,544
         14,500   AstraZeneca Plc (A.D.R.)                                        685,850
         36,722   Eli Lilly & Co.                                               1,803,785
         36,813   Johnson & Johnson Co.                                         3,160,764
         51,616   Merck & Co., Inc.                                             2,397,563
         10,400   Novartis AG (A.D.R.)                                            735,384
         59,596   Pfizer, Inc.                                                  1,669,284
         52,800   Warner Chilcott Plc                                           1,049,664
         20,783   Zoetis, Inc.                                                    641,987
                                                                          ---------------
                                                                          $    13,936,825
                                                                          ---------------
                  Total Pharmaceuticals,
                  Biotechnology & Life Sciences                           $    13,936,825
                                                                          ---------------
                  Banks - 10.0%
                  Diversified Banks - 7.8%
         31,074   Bank of Montreal                                        $     1,803,224
         37,860   Canadian Imperial Bank of Commerce                            2,689,896
        139,300   Swedbank AB                                                   3,194,492
        111,079   US Bancorp                                                    4,015,506
         90,951   Wells Fargo & Co.                                             3,753,548
                                                                          ---------------
                                                                          $    15,456,666
                                                                          ---------------
                  Regional Banks - 1.2%
         32,227   The PNC Financial Services Group, Inc.                  $     2,349,993
                                                                          ---------------
                  Thrifts & Mortgage Finance - 1.0%
        145,279   New York Community Bancorp, Inc.                        $     2,033,906
                                                                          ---------------
                  Total Banks                                             $    19,840,565
                                                                          ---------------
                  Diversified Financials - 2.1%
                  Other Diversified Financial
                  Services - 0.7%
        103,182   Bank of America Corp.                                   $     1,326,921
                                                                          ---------------
                  Asset Management &
                  Custody Banks - 1.4%
         57,488   Federated Investors, Inc. (Class B)                     $     1,575,746
         17,491   T. Rowe Price Group, Inc.                                     1,279,467
                                                                          ---------------
                                                                          $     2,855,213
                                                                          ---------------
                  Total Diversified Financials                            $     4,182,134
                                                                          ---------------
                  Insurance - 2.6%
                  Property & Casualty
                  Insurance - 2.6%
         20,400   The Allstate Corp.                                      $       981,648
         27,306   The Chubb Corp.                                               2,311,453
         22,781   The Travelers Companies, Inc.                                 1,820,658
                                                                          ---------------
                                                                          $     5,113,759
                                                                          ---------------
                  Total Insurance                                         $     5,113,759
                                                                          ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

         Shares                                                           Value
                  Real Estate - 0.6%
                  Mortgage REIT - 0.1%
         23,171   Ares Commercial Real Estate Corp.                       $       296,821
                                                                          ---------------
                  Office REIT - 0.5%
         14,829   Alexandria Real Estate Equities, Inc.                   $       974,562
                                                                          ---------------
                  Total Real Estate                                       $     1,271,383
                                                                          ---------------
                  Software & Services - 1.9%
                  IT Consulting &
                  Other Services - 0.5%
         72,600   SAIC, Inc.                                              $     1,011,318
                                                                          ---------------
                  Data Processing &
                  Outsourced Services - 0.4%
         12,240   Automatic Data Processing, Inc.                         $       842,846
                                                                          ---------------
                  Systems Software - 1.0%
         58,186   Microsoft Corp.                                         $     2,009,163
                                                                          ---------------
                  Total Software & Services                               $     3,863,327
                                                                          ---------------
                  Technology Hardware &
                  Equipment - 1.4%
                  Communications Equipment - 0.1%
         12,859   Cisco Systems, Inc.                                     $       312,602
                                                                          ---------------
                  Electronic Manufacturing
                  Services - 0.8%
         61,541   Molex, Inc.                                             $     1,529,909
                                                                          ---------------
                  Technology Distributors - 0.5%
         13,891   Anixter International, Inc.*                            $     1,053,077
                                                                          ---------------
                  Total Technology Hardware
                  & Equipment                                             $     2,895,588
                                                                          ---------------
                  Semiconductors &
                  Semiconductor Equipment - 6.3%
                  Semiconductor Equipment - 0.2%
         12,062   Cabot Microelectronics Corp.*                           $       398,167
                                                                          ---------------
                  Semiconductors - 6.1%
         65,396   Analog Devices, Inc.                                    $     2,946,744
         71,400   Intel Corp.                                                   1,729,308
         43,028   Linear Technology Corp.                                       1,585,152
         79,898   Microchip Technology, Inc.                                    2,976,200
         58,700   NVIDIA Corp.                                                    823,561
         50,791   Xilinx, Inc.                                                  2,011,832
                                                                          ---------------
                                                                          $    12,072,797
                                                                          ---------------
                  Total Semiconductors &
                  Semiconductor Equipment                                 $    12,470,964
                                                                          ---------------
                  Telecommunication Services - 3.8%
                  Integrated Telecommunication
                  Services - 3.8%
         73,250   AT&T, Inc.                                              $     2,593,050
        346,620   Singapore Telecommunications, Ltd.                            1,031,501
         78,922   Verizon Communications, Inc.                                  3,972,933
                                                                          ---------------
                                                                          $     7,597,484
                                                                          ---------------
                  Total Telecommunication
                  Services                                                $     7,597,484
                                                                          ---------------

                  Utilities - 8.9%
                  Electric Utilities - 2.2%
         42,013   American Electric Power Co., Inc.                       $     1,881,342
         26,798   Duke Energy Corp.                                             1,808,865
          9,900   NextEra Energy, Inc.*                                           806,652
                                                                          ---------------
                                                                          $     4,496,859
                                                                          ---------------
                  Gas Utilities - 3.3%
         53,351   AGL Resources, Inc.                                     $     2,286,624
         34,011   National Fuel Gas Co.                                         1,970,937
         93,759   Questar Corp.                                                 2,236,152
                                                                          ---------------
                                                                          $     6,493,713
                                                                          ---------------
                  Multi-Utilities - 3.4%
         29,933   Alliant Energy Corp.                                    $     1,509,222
         73,817   Ameren Corp.                                                  2,542,257
         45,390   Consolidated Edison, Inc.                                     2,646,692
                                                                          ---------------
                                                                          $     6,698,171
                                                                          ---------------
                  Total Utilities                                         $    17,688,743
                                                                          ---------------
                  TOTAL COMMON STOCKS
                  (Cost $150,123,569)                                     $   196,454,299
                                                                          ---------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 98.6%
                  (Cost $150,123,569) (a)                                 $   196,454,299
                                                                          ---------------
                  OTHER ASSETS &
                  LIABILITIES - 1.4%                                      $     2,865,976
                                                                          ---------------
                  TOTAL NET ASSETS - 100.0%                               $   199,320,275
                                                                          ===============

*        Non-income producing security.

(A.D.R.) American Depositary Receipts.

REIT     Real Estate Investment Trust.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $149,223,125 was as follows:

           Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                      $ 49,400,971

           Aggregate gross unrealized loss for all investments in which
           there is an excess of tax cost over value                        (2,169,797)
                                                                          ------------
           Net unrealized gain                                            $ 47,231,174
                                                                          ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $35,381,474 and $22,368,054, respectively.

   The accompanying notes are an integral part of these financial statements.
10

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                         Level 1             Level 2    Level 3        Total
Common Stocks            $196,454,299        $     --   $    --    $ 196,454,299
                         ------------        --------   -------    -------------
   Total                 $196,454,299        $     --   $    --    $ 196,454,299
                         ============        ========   =======    =============

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended
                                                           6/30/13     Year Ended  Year Ended  Year Ended  Year Ended    Year Ended
                                                          (unaudited)   12/31/12    12/31/11    12/31/10    12/31/09      12/31/08
Class I
Net asset value, beginning of period                      $ 21.48      $ 20.26     $ 19.57     $ 16.75     $ 15.18       $ 23.76
                                                          -------      -------     -------     -------     -------       -------
Increase (decrease) from investment operations:
   Net investment income                                  $  0.31      $  0.94     $  0.55     $  0.44     $  0.47       $  0.68
   Net realized and unrealized gain (loss)
      on investments                                         2.68         1.13        0.62        2.79        1.60         (7.42)
                                                          -------      -------     -------     -------     -------       -------
      Net increase (decrease) from investment
        operations                                        $  2.99      $  2.07     $  1.17     $  3.23     $  2.07       $ (6.74)
Distributions to shareowners:
   Net investment income                                    (0.31)       (0.85)      (0.48)      (0.41)      (0.50)        (0.57)
   Net realized gain                                           --           --          --          --          --         (1.27)
                                                          -------      -------     -------     -------     -------       -------
      Net increase (decrease) in net asset value          $  2.68      $  1.22     $  0.69     $  2.82     $  1.57       $ (8.58)
                                                          -------      -------     -------     -------     -------       -------
Net asset value, end of period                            $ 24.16      $ 21.48     $ 20.26     $ 19.57     $ 16.75       $ 15.18
                                                          =======      =======     =======     =======     =======       =======
Total return*                                               13.95%       10.30%       6.03%      19.56%      14.14%       (30.29)%
Ratio of total expenses to average net assets+               0.72%**      0.75%       0.75%       0.76%       0.77%         0.75%
Ratio of net investment income to average net assets+        2.56%**      4.10%       2.58%       2.29%       3.02%         3.17%
Portfolio turnover rate                                        24%**        47%         34%         18%         33%           17%
Net assets, end of period (in thousands)                  $92,382      $85,168     $91,876     $95,224     $92,714       $93,110


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios assuming no reduction for fees paid indirectly.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

  The accompanying notes are an integral part of these financial statements.
12

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                          6/30/13      Year Ended  Year Ended  Year Ended   Year Ended    Year Ended
                                                         (unaudited)    12/31/12    12/31/11    12/31/10     12/31/09      12/31/08
Class II
Net asset value, beginning of period                     $  21.60      $ 20.39     $ 19.68     $ 16.85      $ 15.26       $ 23.89
                                                         --------      -------     -------     -------      -------       -------
Increase (decrease) from investment operations:
   Net investment income                                 $   0.24      $  0.68     $  0.48     $  0.37      $  0.69       $  0.62
   Net realized and unrealized gain (loss)
      on investments                                         2.74         1.34        0.64        2.83         1.36         (7.45)
                                                         --------      -------     -------     -------      -------       -------
      Net increase (decrease) from
        investment operations                            $   2.98      $  2.02     $  1.12     $  3.20      $  2.05       $ (6.83)
Distributions to shareowners:
   Net investment income                                    (0.28)       (0.81)      (0.41)      (0.37)       (0.46)        (0.53)
   Net realized gain                                           --           --          --          --           --         (1.27)
                                                         --------      -------     -------     -------      -------       -------
      Net increase (decrease) in net asset value         $   2.70      $  1.21     $  0.71     $  2.83      $  1.59       $ (8.63)
                                                         --------      -------     -------     -------      -------       -------
Net asset value, end of period                           $  24.30      $ 21.60     $ 20.39     $ 19.68      $ 16.85       $ 15.26
                                                         ========      =======     =======     =======      =======       =======
Total return*                                               13.82%        9.97%       5.77%      19.23%       13.89%       (30.48)%
Ratio of total expenses to average net assets+               0.96%**      1.00%       1.00%       1.01%        1.01%         1.00%
Ratio of net investment income to average net assets+        2.33%**      3.80%       2.34%       2.04%        2.75%         2.92%
Portfolio turnover rate                                        24%**        47%         34%         18%          33%           17%
Net assets, end of period (in thousands)                 $106,938      $83,657     $57,460     $56,700      $50,249       $90,372


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios assuming no reduction for fees paid indirectly.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $150,123,569)                                       $196,454,299
   Cash                                                                                  2,414,062
   Receivables --
      Portfolio shares sold                                                                301,671
      Dividends                                                                            468,879
   Other                                                                                       254
                                                                                      ------------
        Total assets                                                                  $199,639,165
                                                                                      ------------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                                    $    148,178
   Due to affiliates                                                                       143,216
   Accrued expenses                                                                         27,496
                                                                                      ------------
        Total liabilities                                                             $    318,890
                                                                                      ------------
NET ASSETS:
   Paid-in capital                                                                    $167,315,611
   Undistributed net investment income                                                   1,904,609
   Accumulated net realized loss on investments and foreign currency transactions      (16,229,843)
   Net unrealized gain on investments                                                   46,330,730
   Net unrealized loss on foreign currency transactions                                       (832)
                                                                                      ------------
        Total net assets                                                              $199,320,275
                                                                                      ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $92,381,772/3,824,148 shares)                                    $      24.16
                                                                                      ============
   Class II (based on $106,938,503/4,400,937 shares)                                  $      24.30
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $82,388)               $ 3,080,215
   Interest                                                                   171
                                                                      -----------
        Total investment income                                                         $ 3,080,386
                                                                                        -----------
EXPENSES:
   Management fees                                                    $   609,790
   Transfer agent fees
      Class I                                                                 734
      Class II                                                                801
   Distribution fees
      Class II                                                            121,329
   Administrative reimbursements                                           28,315
   Custodian fees                                                           1,621
   Professional fees                                                       20,046
   Printing expense                                                         4,805
   Fees and expenses of nonaffiliated Trustees                              3,139
   Miscellaneous                                                            1,365
                                                                      -----------
      Total expenses                                                                    $   791,945
                                                                                        -----------
        Net investment income                                                           $ 2,288,441
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                     $ 7,201,737
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 (28,214)      $ 7,173,523
                                                                      -----------       -----------
   Change in net unrealized gain (loss) on:
      Investments                                                     $14,074,537
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                  (1,346)      $14,073,191
                                                                      -----------       -----------
   Net gain on investments and foreign currency transactions                            $21,246,714
                                                                                        -----------
   Net increase in net assets resulting from operations                                 $23,535,155
                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended
                                                                    6/30/13           Year Ended
                                                                  (unaudited)          12/31/12
FROM OPERATIONS:
Net investment income                                             $  2,288,441       $  6,153,057
Net realized gain on investments                                     7,173,523         12,446,324
Change in net unrealized gain (loss) on investments                 14,073,191         (3,881,499)
                                                                  ------------       ------------
   Net increase in net assets resulting from operations           $ 23,535,155       $ 14,717,882
                                                                  ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.31 and $0.85 per share, respectively)              $ (1,186,749)      $ (3,547,939)
   Class II ($0.28 and $0.81 per share, respectively)               (1,181,046)        (2,622,586)
                                                                  ------------       ------------
      Total distributions to shareowners                          $ (2,367,795)      $ (6,170,525)
                                                                  ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 23,381,059       $ 41,185,184
Reinvestment of distributions                                        2,367,795          6,170,525
Cost of shares repurchased                                         (16,421,243)       (36,414,263)
                                                                  ------------       ------------
   Net increase in net assets resulting from
      Portfolio share transactions                                $  9,327,611       $ 10,941,446
                                                                  ------------       ------------
   Net increase in net assets                                     $ 30,494,971       $ 19,488,803

NET ASSETS:
Beginning of period                                                168,825,304        149,336,501
                                                                  ------------       ------------
End of period                                                     $199,320,275       $168,825,304
                                                                  ------------       ------------
Undistributed net investment income                               $  1,904,609       $  1,983,963
                                                                  ------------       ------------


                                      '13 Shares   '13 Amount
                                      (unaudited)  (unaudited)      '12 Shares    '12 Amount
CLASS I
Shares sold                            161,644     $  3,884,833       168,714     $   3,555,101
Reinvestment of distributions           49,999        1,186,749       165,958         3,547,939
Less shares repurchased               (353,115)      (8,299,520)     (903,685)      (19,223,650)
                                      --------     ------------     ---------     -------------
   Net decrease                       (141,472)    $ (3,227,938)     (569,013)    $ (12,120,610)
                                      ========     ============     =========     =============
CLASS II
Shares sold                            818,817     $ 19,496,226     1,746,114     $  37,630,083
Reinvestment of distributions           49,469        1,181,046       121,461         2,622,586
Less shares repurchased               (340,239)      (8,121,723)     (813,317)      (17,190,613)
                                      --------     ------------     ---------     -------------
   Net increase (decrease)             528,047     $ 12,555,549     1,054,258     $  23,062,056
                                      ========     ============     =========     =============

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                       2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                    $  6,170,525
                                                                   ------------
   Total distributions                                             $  6,170,525
                                                                   ============
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                      $    158,149
Capital loss carryforward                                           (22,477,996)
Net unrealized gain                                                  33,157,151
                                                                   ------------
   Total                                                           $ 10,837,304
                                                                   ============

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships and the tax treatment of Real Estate Investment Trust (REIT) holdings.

C.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

D.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

G.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2013, the Portfolio had no outstanding portfolio or settlement hedges.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $119,714 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $301 in transfer agent fees payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,201 in distribution fees payable to PFD at June 30, 2013.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                               Trustees
John F. Cogan, Jr., President*                         Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President          David R. Bock
Mark E. Bradley, Treasurer**                           John F. Cogan, Jr.
Christopher J. Kelley, Secretary                       Benjamin M. Friedman
                                                       Margaret B.W. Graham
                                                       Daniel K. Kingsbury
                                                       Marguerite A. Piret
                                                       Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19610-07-0813

                                                          [LOGO] PIONEER
                                                                 Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        11

  Notes to Financial Statements                                               16

  Trustees, Officers and Service Providers                                    19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                     96.0%
International Common Stocks                                             3.5%
Depositary Receipts for International Stocks                            0.5%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                 17.2%
Financials                                                             16.5%
Health Care                                                            15.4%
Consumer Discretionary                                                 13.6%
Consumer Staples                                                       11.7%
Industrials                                                            11.5%
Energy                                                                  9.7%
Materials                                                               2.8%
Utilities                                                               0.9%
Telecommunication Services                                              0.7%

Five Largest Holdings
(As a percentage of equity holdings)*

1. The Hershey Co.                                                         2.61%
--------------------------------------------------------------------------------
2. Wells Fargo & Co.                                                       2.29
--------------------------------------------------------------------------------
3. John Wiley & Sons, Inc.                                                 2.16
--------------------------------------------------------------------------------
4. Microsoft Corp.                                                         2.14
--------------------------------------------------------------------------------
5. Colgate-Palmolive Co.                                                   2.10
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to by or sell any security listen.

PERFORMANCE UPDATE 6/30/13

Prices and Distributions

Net Asset Value per Share                               6/30/13     12/31/12
  Class I                                               $22.58      $20.90
  Class II                                              $22.62      $20.92

                                Net
Distributions per Share         Investment        Short-Term        Long-Term
(1/1/13 - 6/30/13)              Income            Capital Gains     Capital Gains
  Class I                       $0.1400           $     -           $1.0763
  Class II                      $0.1100           $     -           $1.0763

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Fund VCT     Pioneer Fund VCT
                   Portfolio, Class I   Portfolio, Class II   S&P 500
6/30/2003          $  10,000            $  10,000             $   10,000
6/30/2004          $  11,784            $  11,755             $   11,910
6/30/2005          $  12,761            $  12,693             $   12,662
6/30/2006          $  14,338            $  14,233             $   13,754
6/30/2007          $  17,170            $  17,000             $   16,584
6/30/2008          $  15,057            $  14,890             $   14,410
6/30/2009          $  11,213            $  11,067             $   10,635
6/30/2010          $  12,645            $  12,447             $   12,169
6/30/2011          $  16,696            $  16,387             $   15,903
6/30/2012          $  15,982            $  15,652             $   16,766
6/30/2013          $  19,168            $  18,730             $   20,217

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                             Class I          Class II
--------------------------------------------------------------------------------
10 Years                                      6.72%            6.48%
5 Years                                       4.95%            4.70%
1 Year                                       19.94%           19.67%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                      I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13            $1,000.00           $1,000.00
Ending Account Value on 6/30/13              $1,139.20           $1,138.50
Expenses Paid During Period*                 $    3.77           $    5.14

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                        I                   II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13              $1,000.00            $1,000.00
Ending Account Value on 6/30/13                $1,021.27            $1,019.98
Expenses Paid During Period*                   $    3.56            $    4.86

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the six-month period ended June 30, 2013, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Fund VCT Portfolio.

Q: How would you describe the market for equities during the six months ended June 30, 2013?

A: The stock market trended steadily higher through the middle of May, but a mild correction ensued for the next month as investors fretted about indications from the Federal Reserve Board (the Fed) that it might "taper" its bond purchases at some point and let interest rates find their own level. The final week of the six-month period saw a sharp rebound as investors took heart from projections of continued low inflation and moderate economic growth.

    Dividend-paying stocks, especially those in sectors such as consumer discretionary and health care, were popular with investors during the sixmonth period. Merger-and-acquisition activity also affected the Portfolio when, in February, H. J. Heinz received a premium take-over bid from Berkshire Hathaway and a Brazilian company called 3G Capital.

Q: How did the Fund perform in that environment during the six months ended June 30, 2013?

A: Pioneer Fund VCT Portfolio's Class I shares returned 13.92% at net asset value during the six months ended June 30, 2013, and Class II shares returned 13.85%. During the same period, the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 13.82%, while the average return of the 233 variable portfolios in Lipper's Large Cap Core Underlying Fund category was 13.60%.

Q: What were some of the key drivers of the Portfolio's benchmark-relative returns during the six months ended June 30, 2013?

A: While the Portfolio showed positive performance attribution across most sectors compared with the S&P 500, stock selection results in consumer discretionary and financials detracted from relative returns. In consumer discretionary, the Portfolio's shares of publisher John Wiley & Sons lagged; and in financials, not owning above-average performer Berkshire Hathaway hurt the Portfolio's results.

    The biggest positive contributions to benchmark-relative returns during the period came from the Portfolio's underweight position in poor-performer Apple. The Portfolio also benefited from having overweight positions in strong performers Vertex Pharmaceuticals, Hershey, Cabot Oil & Gas, PNC Financial, H.J. Heinz, Celgene, and Becton Dickinson.

    Overall sector allocation results also contributed to relative returns during the six-month period.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q: Could you summarize purchases and sales that you made in the Portfolio during the six months ended June 30, 2013?

A: The Portfolio held nine new positions at period end, while thirteen were liquidated during the six-month period.

    New additions Cameron International and FMC Technologies expanded the Portfolio's holdings in energy equipment and services. Both firms are known especially for their specialties in technologically-advanced, offshore drilling and production. Monsanto, a world leader in agricultural chemicals and seeds, also was added to the Portfolio during the period, as were Keycorp and Goldman Sachs, which provide exposures to areas in financial services that have seen sharp improvement since the troubled years between 2007 and 2009. In consumer staples, we added PepsiCo, a pre-eminent name globally in soft drinks as well as in snack foods, where the company's Frito-Lay division is famous. Another Portfolio entry, Raytheon, provides diversification into air-defense missiles and radar.

    In addition to making those purchases, the Portfolio received shares of AbbVie when an existing holding, Abbott Laboratories, split off its pharmaceutical business. Zoetis, an animal-health medicines company, initially came into the Portfolio through purchases, when Pfizer, also an existing holding, had an initial public offering for that profitable division of its business. We expanded the Portfolio's Zoetis position through additional purchases and acceptance of an exchange offer from Pfizer.

    Among stocks sold from the Portfolio during the period were several that we felt had reached fair value, including Vertex Pharmaceuticals, Qualcomm, and Sandisk; some where we had come to question the companies' longer-term, earnings-growth potential, including Exxon Mobil, Agilent Technologies, and AT&T; and others we just regarded as having less compelling prospects than those of companies whose stocks we wished to purchase.

Q: Given the various potential headwinds for the global economy, what is your outlook for the remainder of 2013?

A: Certainly there are risks and uncertainties for the global economy. Europe remains sluggish; growth in China appears to have slowed over the past couple of years from its former, very robust rate; Brazil, Argentina, and Venezuela, among other Latin American countries, have been experiencing difficulties; and here in the U.S., the national fiscal situation continues to cause unease. Besides the economic issues, there are also some obvious geopolitical trouble spots in the world, including the Middle East and the Korean peninsula.

    However, when we look at the U.S., the principal economic arena for the majority of our Portfolio's companies, we see steady, if moderate, growth that we think can be sustained at least over the next couple of years by improvement in the housing sector, higher auto sales, and falling unemployment. The domestic economy, unlike economies in some other parts of the world, is predominantly dependent on the state of the consumer and the level of consumer confidence. A better housing market can go a long ways

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

    all by itself towards creating a more upbeat set of economic conditions. Next to the potential for the U.S. economy to keep expanding we would set the historically reasonable level of share-price valuations and the decent dividend* yields relative to income-generating alternatives like money-market instruments and investment-grade bonds.

    So, headwinds, yes, but also, perhaps, some tailwinds. We shall see in the months and quarters ahead where the prevailing winds blow.

    Thank you for your interest and support.

*  Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                                                Value
                 COMMON STOCKS - 99.8%
                 Energy - 9.7%
                 Oil & Gas Drilling - 0.9%
        25,814   Ensco Plc                                                             $     1,500,310
         6,936   Helmerich & Payne, Inc.                                                       433,153
                                                                                       ---------------
                                                                                       $     1,933,463
                                                                                       ---------------
                 Oil & Gas Equipment &
                 Services - 2.0%
         8,059   Cameron International Corp.*                                          $       492,888
         7,288   FMC Technologies, Inc.*                                                       405,796
        16,321   Halliburton Co.                                                               680,912
        13,907   National Oilwell Varco, Inc.                                                  958,192
        20,697   Schlumberger, Ltd.                                                          1,483,147
                                                                                       ---------------
                                                                                       $     4,020,935
                                                                                       ---------------
                 Integrated Oil & Gas - 1.5%
        20,645   Chevron Corp.                                                         $     2,443,129
         5,876   Occidental Petroleum Corp.                                                    524,315
                                                                                       ---------------
                                                                                       $     2,967,444
                                                                                       ---------------
                 Oil & Gas Exploration &
                 Production - 4.1%
        21,120   Apache Corp.                                                          $     1,770,490
        30,500   Cabot Oil & Gas Corp.                                                       2,166,110
        22,182   ConocoPhillips                                                              1,342,011
        45,232   Marathon Oil Corp.                                                          1,564,123
        36,832   Southwestern Energy Co.*                                                    1,345,473
                                                                                       ---------------
                                                                                       $     8,188,207
                                                                                       ---------------
                 Oil & Gas Refining &
                 Marketing - 1.2%
        17,542   Marathon Petroleum Corp.*                                             $     1,246,535
        19,044   Phillips 66                                                                 1,121,882
                                                                                       ---------------
                                                                                       $     2,368,417
                                                                                       ---------------
                 Total Energy                                                          $    19,478,466
                                                                                       ---------------
                 Materials - 2.9%
                 Fertilizers & Agricultural
                 Chemicals - 0.9%
         8,210   Monsanto Co.                                                          $       811,148
        16,782   The Mosaic Co.                                                                903,039
                                                                                       ---------------
                                                                                       $     1,714,187
                                                                                       ---------------
                 Industrial Gases - 0.8%
        17,616   Airgas, Inc.                                                          $     1,681,623
                                                                                       ---------------
                 Specialty Chemicals - 1.0%
        22,907   Ecolab, Inc.                                                          $     1,951,447
                                                                                       ---------------
                 Paper Products - 0.2%
         9,132   International Paper Co.                                               $       404,639
                                                                                       ---------------
                 Total Materials                                                       $     5,751,896
                                                                                       ---------------
                 Capital Goods - 9.2%
                 Aerospace & Defense - 1.9%
         8,906   Raytheon Co.                                                          $       588,865
        35,065   United Technologies Corp.                                                   3,258,941
                                                                                       ---------------
                                                                                       $     3,847,806
                                                                                       ---------------
                 Construction & Engineering - 0.6%
        35,556   KBR, Inc.                                                             $     1,155,570
                                                                                       ---------------
                 Electrical Components &
                 Equipment - 0.3%
         7,221   Rockwell Automation, Inc.                                             $       600,354
                                                                                       ---------------
                 Industrial Conglomerates - 2.8%
        28,606   3M Co.                                                                $     3,128,066
       108,952   General Electric Co.                                                        2,526,597
                                                                                       ---------------
                                                                                       $     5,654,663
                                                                                       ---------------
                 Construction & Farm Machinery
                 & Heavy Trucks - 2.0%
        13,861   Cummins, Inc.                                                         $     1,503,364
        12,775   Joy Global, Inc.                                                              619,971
        33,233   PACCAR, Inc.                                                                1,783,283
                                                                                       ---------------
                                                                                       $     3,906,618
                                                                                       ---------------
                 Industrial Machinery - 1.6%
        36,845   Ingersoll-Rand Plc                                                    $     2,045,634
        16,892   SPX Corp.                                                                   1,215,886
                                                                                       ---------------
                                                                                       $     3,261,520
                                                                                       ---------------
                 Total Capital Goods                                                   $    18,426,531
                                                                                       ---------------
                 Transportation - 2.4%
                 Air Freight & Logistics - 0.5%
        11,370   United Parcel Service, Inc. (Class B)                                 $       983,278
                                                                                       ---------------
                 Railroads - 1.9%
        24,692   Norfolk Southern Corp.                                                $     1,793,874
        12,485   Union Pacific Corp.                                                         1,926,186
                                                                                       ---------------
                                                                                       $     3,720,060
                                                                                       ---------------
                 Total Transportation                                                  $     4,703,338
                                                                                       ---------------
                 Automobiles & Components - 2.3%
                 Auto Parts & Equipment - 1.1%
        10,374   BorgWarner, Inc.*                                                     $       893,720
        35,388   Johnson Controls, Inc.                                                      1,266,537
                                                                                       ---------------
                                                                                       $     2,160,257
                                                                                       ---------------
                 Automobile Manufacturers - 1.2%
       163,304   Ford Motor Co.                                                        $     2,526,313
                                                                                       ---------------
                 Total Automobiles &
                 Components                                                            $     4,686,570
                                                                                       ---------------
                 Consumer Durables &
                 Apparel - 0.6%
                 Apparel, Accessories &
                 Luxury Goods - 0.6%
        21,989   Coach, Inc.                                                           $     1,255,352
                                                                                       ---------------
                 Total Consumer Durables
                 & Apparel                                                             $     1,255,352
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Shares                                                                         Value
                 Consumer Services - 1.6%
                 Restaurants - 1.6%
        18,271   McDonald's Corp.                                                      $     1,808,829
        20,956   Starbucks Corp.                                                             1,372,408
                                                                                       ---------------
                                                                                       $     3,181,237
                                                                                       ---------------
                 Total Consumer Services                                               $     3,181,237
                                                                                       ---------------
                 Media - 4.3%
                 Cable & Satellite - 0.3%
        14,670   Comcast Corp.                                                         $       614,380
                                                                                       ---------------
                 Movies & Entertainment - 1.8%
        46,978   The Walt Disney Co.                                                   $     2,966,661
        11,050   Time Warner, Inc.                                                             638,911
                                                                                       ---------------
                                                                                       $     3,605,572
                                                                                       ---------------
                 Publishing - 2.2%
       107,861   John Wiley & Sons, Inc.                                               $     4,324,147
                                                                                       ---------------
                 Total Media                                                           $     8,544,099
                                                                                       ---------------
                 Retailing - 4.9%
                 Department Stores - 1.4%
        33,246   Macy's, Inc.                                                          $     1,595,808
        19,921   Nordstrom, Inc.                                                             1,194,065
                                                                                       ---------------
                                                                                       $     2,789,873
                                                                                       ---------------
                 General Merchandise Stores - 1.0%
        29,553   Target Corp.                                                          $     2,035,020
                                                                                       ---------------
                 Apparel Retail - 1.7%
        23,651   Ross Stores, Inc.                                                     $     1,532,821
        37,405   TJX Companies, Inc.                                                         1,872,494
                                                                                       ---------------
                                                                                       $     3,405,315
                                                                                       ---------------
                 Home Improvement Retail - 0.8%
        17,384   Lowe's Companies, Inc.                                                $       711,006
        10,484   The Home Depot, Inc.                                                          812,195
                                                                                       ---------------
                                                                                       $     1,523,201
                                                                                       ---------------
                 Total Retailing                                                       $     9,753,409
                                                                                       ---------------
                 Food & Staples Retailing - 2.7%
                 Drug Retail - 2.3%
        31,121   CVS Caremark Corp.                                                    $     1,779,499
        66,682   Walgreen Co.                                                                2,947,344
                                                                                       ---------------
                                                                                       $     4,726,843
                                                                                       ---------------
                 Hypermarkets & Super
                 Centers - 0.4%
         9,633   Wal-Mart Stores, Inc.                                                 $       717,562
                                                                                       ---------------
                 Total Food & Staples Retailing                                        $     5,444,405
                                                                                       ---------------
                 Food, Beverage & Tobacco - 6.1%
                 Soft Drinks - 1.0%
        14,705   Coca-Cola Enterprises, Inc.                                           $       517,028
        17,034   Dr. Pepper Snapple Group, Inc.                                                782,372
         9,659   PepsiCo, Inc.                                                                 790,010
                                                                                       ---------------
                                                                                       $     2,089,410
                                                                                       ---------------
                 Packaged Foods & Meats - 5.1%
        22,390   Campbell Soup Co.                                                     $     1,002,848
        31,362   General Mills, Inc.                                                         1,521,998
        16,814   Kraft Foods Group, Inc.*                                                      939,398
        51,306   Mondelez International, Inc.                                                1,463,760
        58,649   The Hershey Co.                                                             5,236,184
                                                                                       ---------------
                                                                                       $    10,164,188
                                                                                       ---------------
                 Total Food, Beverage
                 & Tobacco                                                             $    12,253,598
                                                                                       ---------------
                 Household & Personal
                 Products - 2.9%
                 Household Products - 2.9%
        73,225   Colgate-Palmolive Co.                                                 $     4,195,060
         8,388   The Clorox Co.                                                                697,378
        12,984   The Procter & Gamble Co.                                                      999,638
                                                                                       ---------------
                                                                                       $     5,892,076
                                                                                       ---------------
                 Total Household &
                 Personal Products                                                     $     5,892,076
                                                                                       ---------------
                 Health Care Equipment &
                 Services - 6.9%
                 Health Care Equipment - 5.5%
        49,481   Abbott Laboratories                                                   $     1,725,897
        18,832   Baxter International, Inc.                                                  1,304,493
        20,753   Becton Dickinson and Co.                                                    2,051,019
        28,900   Covidien Plc                                                                1,816,076
        28,975   CR Bard, Inc.                                                               3,149,003
        80,635   Smith & Nephew Plc                                                            901,447
                                                                                       ---------------
                                                                                       $    10,947,935
                                                                                       ---------------
                 Health Care Distributors - 0.2%
         6,600   Cardinal Health, Inc.                                                 $       311,520
                                                                                       ---------------
                 Health Care Services - 0.6%
         7,113   DaVita HealthCare Partners, Inc.*                                     $       859,250
         7,041   Express Scripts Holding Co.*                                                  434,359
                                                                                       ---------------
                                                                                       $     1,293,609
                                                                                       ---------------
                 Managed Health Care - 0.6%
        19,932   Aetna, Inc.                                                           $     1,266,479
                                                                                       ---------------
                 Total Health Care
                 Equipment & Services                                                  $    13,819,543
                                                                                       ---------------
                 Pharmaceuticals,
                 Biotechnology & Life
                 Sciences - 8.5%
                 Biotechnology - 2.3%
        20,076   Amgen, Inc.                                                           $     1,980,698
        14,065   Celgene Corp.*                                                              1,644,339
        17,621   Gilead Sciences, Inc.*                                                        902,371
                                                                                       ---------------
                                                                                       $     4,527,408
                                                                                       ---------------


   The accompanying notes are an integral part of these financial statements.
8

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

        Shares                                                                         Value
                 Pharmaceuticals - 5.7%
        48,418   AbbVie, Inc.                                                          $     2,001,600
        16,039   Eli Lilly & Co.                                                               787,836
        43,242   Johnson & Johnson                                                           3,712,758
        22,651   Merck & Co., Inc.                                                           1,052,139
        86,628   Pfizer, Inc.                                                                2,426,450
        49,807   Zoetis, Inc.                                                                1,538,538
                                                                                       ---------------
                                                                                       $    11,519,321
                                                                                       ---------------
                 Life Sciences Tools &
                 Services - 0.5%
        11,918   Thermo Fisher Scientific, Inc.                                        $     1,008,620
                                                                                       ---------------
                 Total Pharmaceuticals,
                 Biotechnology & Life Sciences                                         $    17,055,349
                                                                                       ---------------
                 Banks - 6.2%
                 Diversified Banks - 3.9%
        10,624   Canadian Imperial Bank of Commerce                                    $       754,819
        71,087   US Bancorp                                                                  2,569,795
       111,049   Wells Fargo & Co.                                                           4,582,992
                                                                                       ---------------
                                                                                       $     7,907,606
                                                                                       ---------------
                 Regional Banks - 2.3%
        82,388   KeyCorp                                                               $       909,564
        50,595   The PNC Financial Services Group, Inc.                                      3,689,387
                                                                                       ---------------
                                                                                       $     4,598,951
                                                                                       ---------------
                 Total Banks                                                           $    12,506,557
                                                                                       ---------------
                 Diversified Financials - 7.0%
                 Other Diversified Financial
                 Services - 3.0%
        99,660   Bank of America Corp.                                                 $     1,281,628
        56,699   Citigroup, Inc.                                                             2,719,851
        37,039   JPMorgan Chase & Co.                                                        1,955,289
                                                                                       ---------------
                                                                                       $     5,956,768
                                                                                       ---------------
                 Consumer Finance - 1.4%
        17,872   American Express Co.                                                  $     1,336,111
        31,979   Discover Financial Services, Inc.                                           1,523,480
                                                                                       ---------------
                                                                                       $     2,859,591
                                                                                       ---------------
                 Asset Management & Custody
                 Banks - 2.2%
        10,727   Franklin Resources, Inc.                                              $     1,459,087
        30,713   Invesco, Ltd.                                                                 976,673
        27,966   T. Rowe Price Group, Inc.                                                   2,045,713
                                                                                       ---------------
                                                                                       $     4,481,473
                                                                                       ---------------
                 Investment Banking &
                 Brokerage - 0.4%
         5,119   The Goldman Sachs Group, Inc.                                         $       774,249
                                                                                       ---------------
                 Total Diversified Financials                                          $    14,072,081
                                                                                       ---------------
                 Insurance - 3.3%
                 Life & Health Insurance - 0.8%
        27,516   A3ac, Inc.                                                            $     1,599,230
                                                                                       ---------------

                 Property & Casualty
                 Insurance - 2.5%
        41,326   The Chubb Corp.                                                       $     3,498,246
        19,235   The Travelers Companies, Inc.                                               1,537,261
                                                                                       ---------------
                                                                                       $     5,035,507
                                                                                       ---------------
                 Total Insurance                                                       $     6,634,737
                                                                                       ---------------
                 Software & Services - 10.6%
                 Internet Software & Services - 1.9%
        24,948   eBay, Inc.*                                                           $     1,290,311
        28,816   Facebook, Inc.*                                                               716,366
         1,996   Google, Inc.*                                                               1,757,219
                                                                                       ---------------
                                                                                       $     3,763,896
                                                                                       ---------------
                 IT Consulting & Other
                 Services - 1.1%
        12,034   International Business Machines Corp.                                 $     2,299,818
                                                                                       ---------------
                 Data Processing & Outsourced
                 Services - 3.1%
        33,869   Automatic Data Processing, Inc.                                       $     2,332,219
        14,459   DST Systems, Inc.                                                             944,606
        13,224   Fiserv, Inc.*                                                               1,155,910
         1,404   Mastercard, Inc.                                                              806,598
         5,285   Visa, Inc.                                                                    965,834
                                                                                       ---------------
                                                                                       $     6,205,167
                                                                                       ---------------
                 Application Software - 0.9%
        34,129   Adobe Systems, Inc.*                                                  $     1,554,917
        17,667   Nuance Communications, Inc.*                                                  324,719
                                                                                       ---------------
                                                                                       $     1,879,636
                                                                                       ---------------
                 Systems Software - 3.6%
       123,999   Microsoft Corp.                                                       $     4,281,685
        53,542   Oracle Corp.                                                                1,644,810
        55,228   Symantec Corp.                                                              1,240,973
                                                                                       ---------------
                                                                                       $     7,167,468
                                                                                       ---------------
                 Total Software & Services                                             $    21,315,985
                                                                                       ---------------
                 Technology Hardware &
                 Equipment - 3.4%
                 Communications Equipment - 1.3%
        66,392   Cisco Systems, Inc.                                                   $     1,613,990
         5,403   F5 Networks, Inc.*                                                            371,726
        11,762   Motorola Solutions, Inc.                                                      679,020
            69   Palo Alto Networks, Inc.*                                                       2,909
                                                                                       ---------------
                                                                                       $     2,667,645
                                                                                       ---------------
                 Computer Hardware - 1.7%
         8,740   Apple, Inc.                                                           $     3,461,739
                                                                                       ---------------
                 Computer Storage &
                 Peripherals - 0.4%
        31,426   EMC Corp.                                                             $       742,282
                                                                                       ---------------
                 Total Technology Hardware
                 & Equipment                                                           $     6,871,666
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Shares                                                                         Value
                 Semiconductors & Semiconductor
                 Equipment - 3.1%
                 Semiconductor Equipment - 0.4%
        11,451   ASML Holding NV (A.D.R.)                                              $       905,774
                                                                                       ---------------
                 Semiconductors - 2.7%
        54,576   Analog Devices, Inc.                                                  $     2,459,195
        33,836   Intel Corp.                                                                   819,508
        19,856   Maxim Integrated Products, Inc.                                               551,600
        38,890   Xilinx, Inc.                                                                1,540,433
                                                                                       ---------------
                                                                                       $     5,370,736
                                                                                       ---------------
                 Total Semiconductors &
                 Semiconductor Equipment                                               $     6,276,510
                                                                                       ---------------
                 Telecommunication
                 Services - 0.8%
                 Integrated Telecommunication
                 Services - 0.8%
        30,579   Verizon Communications, Inc.                                          $     1,539,347
                                                                                       ---------------
                 Total Telecommunication
                 Services                                                              $     1,539,347
                                                                                       ---------------
                 Utilities - 0.4%
                 Electric Utilities - 0.4%
        15,391   American Electric Power Co., Inc.                                     $       689,209
                                                                                       ---------------
                 Total Utilities                                                       $       689,209
                                                                                       ---------------
                 TOTAL COMMON STOCKS
                 (Cost $136,548,547)                                                   $   200,151,961
                                                                                       ---------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 99.8%
                 (Cost $136,548,547) (a)                                               $   200,151,961
                                                                                       ---------------
                 OTHER ASSETS &
                 LIABILITIES - 0.2%                                                    $       442,423
                                                                                       ---------------
                 TOTAL NET ASSETS - 100.0%                                             $   200,594,384
                                                                                       ===============

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $137,336,187 was as follows:

              Aggregate gross unrealized gain for all investments in
              which there is an excess of value over tax cost                       $65,629,857

              Aggregate gross unrealized loss for all investments in
              which there is an excess of tax cost over value                        (2,814,083)
                                                                                    -----------
              Net unrealized gain                                                   $62,815,774
                                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $8,741,113 and $30,090,478, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                          Level 1          Level 2      Level 3        Total
Common Stocks           $200,151,961       $    --      $     --    $200,151,961
                        ------------       -------      --------    ------------
   Total                $200,151,961       $    --      $     --    $200,151,961
                        ============       =======      ========    ============

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.
10

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                         Ended
                                                        6/30/13     Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                                                       (unaudited)   12/31/12    12/31/11    12/31/10    12/31/09     12/31/08
Class I
Net asset value, beginning of period                   $  20.90     $  19.96    $  22.43    $  19.60    $  15.94     $  25.72
                                                       --------     --------    --------    --------    --------     --------
Increase (decrease) from investment operations:
   Net investment income                               $   0.15     $   0.33    $   0.33    $   0.28    $   0.30     $   0.39
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions         2.75         1.65       (1.22)       2.83        3.66        (8.87)
                                                       --------     --------    --------    --------    --------     --------
       Net increase (decrease) from investment
         operations                                    $   2.90     $   1.98    $  (0.89)   $   3.11    $   3.96     $  (8.48)
Distributions to shareowners:
   Net investment income                                  (0.14)       (0.33)      (0.34)      (0.28)      (0.30)       (0.40)
   Net realized gain                                      (1.08)       (0.71)      (1.24)         --          --        (0.90)
                                                       --------     --------    --------    --------    --------     --------
Net increase (decrease) in net asset value             $   1.68     $   0.94    $  (2.47)   $   2.83    $   3.66     $  (9.78)
                                                       --------     --------    --------    --------    --------     --------
Net asset value, end of period                         $  22.58     $  20.90    $  19.96    $  22.43    $  19.60     $  15.94
                                                       ========     ========    ========    ========    ========     ========
Total return*                                             13.92%       10.24%      (4.30)%     16.02%      25.20%      (34.27)%
Ratio of total expenses to average net assets+             0.71%**      0.74%       0.73%       0.72%       0.74%        0.74%
Ratio of net investment income to average net assets+      1.27%**      1.50%       1.48%       1.39%       1.79%        1.78%
Portfolio turnover rate                                       8%**        44%         10%         25%         21%          12%
Net assets, end of period (in thousands)               $179,341     $178,900    $205,739    $257,193    $249,439     $218,622

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                         Ended
                                                        6/30/13     Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                                       (unaudited)   12/31/12     12/31/11     12/31/10    12/31/09    12/31/08
Class II
Net asset value, beginning of period                    $ 20.92      $ 19.97      $ 22.42     $ 19.59     $ 15.93     $ 25.68
                                                        -------      -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income                               $  0.12      $  0.27      $  0.32     $  0.24     $  0.27     $  0.35
    Net realized and unrealized gain (loss) on
      investments and foreign currency transactions        2.77         1.66        (1.27)       2.81        3.65       (8.87)
                                                        -------      -------      -------     -------     -------     -------
          Net increase (decrease) from investment
             operations                                 $  2.89      $  1.93      $ (0.95)    $  3.05     $  3.92     $ (8.52)
Distributions to shareowners:
    Net investment income                                 (0.11)       (0.27)       (0.26)      (0.22)      (0.26)      (0.33)
    Net realized gain                                     (1.08)       (0.71)       (1.24)         --          --       (0.90)
                                                        -------      -------      -------     -------     -------     -------
Net increase (decrease) in net asset value              $  1.70      $  0.95      $ (2.45)    $  2.83     $  3.66     $ (9.75)
                                                        -------      -------      -------     -------     -------     -------
Net asset value, end of period                          $ 22.62      $ 20.92      $ 19.97     $ 22.42     $ 19.59     $ 15.93
                                                        =======      =======      =======     =======     =======     =======
Total return*                                             13.85%        9.95%       (4.55)%     15.72%      24.91%     (34.41)%
Ratio of total expenses to average net assets+             0.97%**      0.99%        0.98%       0.97%       0.99%       0.99%
Ratio of net investment income to average net assets+      1.01%**      1.25%        1.16%       1.14%       1.56%       1.53%
Portfolio turnover rate                                       8%**        44%          10%         25%         21%         12%
Net assets, end of period (in thousands)                $21,254      $21,156      $24,393     $63,142     $68,112     $71,276

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $136,548,547)                                    $200,151,961
  Cash                                                                                 482,250
  Receivables --
     Portfolio shares sold                                                              40,535
     Dividends                                                                         215,921
  Other                                                                                    314
                                                                                  ------------
        Total assets                                                              $200,890,981
                                                                                  ------------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                                 $    129,127
  Due to affiliates                                                                    132,886
  Accrued expenses                                                                      34,584
                                                                                  ------------
        Total liabilities                                                         $    296,597
                                                                                  ------------
NET ASSETS:
  Paid-in capital                                                                 $128,204,947
  Undistributed net investment income                                                  111,459
  Accumulated net realized gain on investments and foreign currency transactions     8,674,596
  Net unrealized gain on investments                                                63,603,414
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                        (32)
                                                                                  ------------
        Total net assets                                                          $200,594,384
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $179,340,526/7,940,966 shares)                                $      22.58
                                                                                  ============
  Class II (based on $21,253,858/939,789 shares)                                  $      22.62
                                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,215)                   $ 2,074,603
  Interest                                                                       55
                                                                        -----------
        Total investment income                                                       $ 2,074,658
                                                                                      -----------
EXPENSES:
  Management fees                                                       $   679,377
  Transfer agent fees
     Class I                                                                    675
     Class II                                                                   675
  Distribution fees
     Class II                                                                26,993
  Administrative reimbursements                                              31,315
  Custodian fees                                                              1,182
  Professional fees                                                          19,957
  Printing expense                                                            5,147
  Fees and expenses of nonaffiliated Trustees                                 3,189
  Miscellaneous                                                               5,178
                                                                        -----------
     Total expenses                                                                   $   773,688
                                                                                      -----------
        Net investment income                                                         $ 1,300,970
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                        $ 9,479,679
     Other assets and liabilities denominated in foreign currencies             (75)  $ 9,479,604
                                                                        -----------   -----------
  Change in net unrealized gain (loss) on:
     Investments                                                        $16,600,484
     Other assets and liabilities denominated in foreign currencies             (19)  $16,600,465
                                                                        -----------   -----------
  Net gain on investments and foreign currency transactions                           $26,080,069
                                                                                      -----------
  Net increase in net assets resulting from operations                                $27,381,039
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Six Months
                                                                                  Ended
                                                                                 6/30/13          Year Ended
                                                                                (unaudited)        12/31/12
FROM OPERATIONS:
Net investment income                                                           $   1,300,970   $   3,235,902
Net realized gain on investments and foreign currency transactions                  9,479,604       9,522,774
Change in net unrealized gain on investments and foreign currency transactions     16,600,465       8,516,523
                                                                                -------------   -------------
      Net increase in net assets resulting from operations                      $  27,381,039   $  21,275,199
                                                                                -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.14 and $0.33 per share, respectively)                            $  (1,105,444)  $  (2,991,445)
   Class II ($0.11 and $0.27 per share, respectively)                                (100,653)       (282,736)
Net realized gain:
   Class I ($1.08 and $0.71 per share, respectively)                            $  (8,148,806)  $  (6,384,863)
   Class II ($1.08 and $0.71 per share, respectively)                                (965,936)       (766,110)
                                                                                -------------   -------------
      Total distributions to shareowners                                        $ (10,320,839)  $ (10,425,154)
                                                                                -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $   3,892,366   $   9,851,028
Reinvestment of distributions                                                      10,320,839      10,425,154
Cost of shares repurchased                                                        (30,735,524)    (61,202,022)
                                                                                -------------   -------------
      Net decrease in net assets resulting from
         Portfolio share transactions                                           $ (16,522,319)  $ (40,925,840)
                                                                                -------------   -------------
      Net increase (decrease) in net assets                                     $     537,881   $ (30,075,795)
NET ASSETS:
Beginning of period                                                             $ 200,056,503   $ 230,132,298
                                                                                -------------   -------------
End of period                                                                   $ 200,594,384   $ 200,056,503
                                                                                =============   =============
Undistributed net investment income                                             $     111,459   $      16,586
                                                                                =============   =============

                                   '13 Shares     '13 Amount
                                   (unaudited)    (unaudited)      '12 Shares     '12 Amount
CLASS I
Shares sold                            136,534    $   3,113,502        275,958    $   9,143,143
Reinvestment of distributions          412,704        9,254,250        472,152        9,376,307
Less shares repurchased             (1,169,634)     (27,237,818)    (2,496,403)     (51,616,369)
                                   -----------    -------------    -----------    -------------
      Net decrease                    (620,396)   $ (14,870,066)    (1,748,293)   $ (33,096,919)
                                   ===========    =============    ===========    =============

CLASS II
Shares sold                             33,386    $     778,864         33,893    $     707,885
Reinvestment of distributions           47,508        1,066,589         52,908        1,048,847
Less shares repurchased               (152,246)      (3,497,706)      (297,121)      (9,585,653)
                                   -----------    -------------    -----------    -------------
      Net decrease                     (71,352)   $  (1,652,253)      (210,320)   $  (7,828,921)
                                   ===========    =============    ===========    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIALS TATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At June 30, 2013, the Portfolio had no outstanding portfolio or settlement hedges.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                         2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $ 3,274,181
Long-term capital gain                                                 7,150,973
                                                                     -----------
  Total distributions                                                $10,425,154
                                                                     ===========
Distributable Earnings:
Undistributed long-term gain                                         $ 9,113,960
Net unrealized gain                                                   46,215,277
                                                                     -----------
  Total                                                              $55,329,237
                                                                     ===========

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales and the tax treatment of non-REIT ROC dividends.

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $126,257 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,877 in transfer agent fees payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,752 in distribution fees payable to PFD at June 30, 2013.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                             Trustees
John F. Cogan, Jr., President*                       Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer**                         John F. Cogan, Jr.
Christopher J. Kelley, Secretary                     Benjamin M. Friedman
                                                     Margaret B.W. Graham
                                                     Daniel K. Kingsbury
                                                     Marguerite A. Piret
                                                     Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.
20

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19611-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

 Portfolio and Performance Update                                              2

 Comparing Ongoing Portfolio Expenses                                          3

 Portfolio Management Discussion                                               4

 Schedule of Investments                                                       6

 Financial Statements                                                         23

 Notes to Financial Statements                                                28

 Trustees, Officers, and Service Providers                                    32

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                              52.5%
Convertible Corporate Bonds                                       17.7%
U.S. Common Stocks                                                 9.8%
International Corporate Bonds                                      6.6%
Senior Secured Loans                                               5.7%
Convertible Preferred Stocks                                       2.9%
International Common Stocks                                        1.3%
Temporary Cash Investment                                          1.1%
Collateralized Mortgage Obligations                                0.9%
U.S. Preferred Stocks                                              0.8%
Warrants                                                           0.6%
Asset Backed Securities                                            0.1%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                               4.2%
BB                                                               31.9%
B                                                                42.8%
CCC                                                               9.2%
Not Rated                                                        10.6%
Cash Equivalents                                                  1.3%

Bond ratings are ordered highest to lowest in the Portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of long-term holdings)*

--------------------------------------------------------------------------------
1. Ford Motor Co.,
   4.25%, 11/15/16                                                        1.34%
--------------------------------------------------------------------------------
2. Swift Energy Co.,
   7.875%, 3/1/22                                                         1.22
--------------------------------------------------------------------------------
3. Crown Cork & Seal Co.,
   Inc., 7.375%, 12/15/26                                                 1.19
--------------------------------------------------------------------------------
4. Frontier Communications
   Corp., 8.75%, 4/15/22                                                  1.13
--------------------------------------------------------------------------------
5. Alliance One International,
   Inc., 10.0%, 7/15/16                                                   1.11
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       6/30/13         12/31/12
    Class I                                     $10.08           $10.47
    Class II                                    $10.03           $10.42

                                 Net
Distributions per Share          Investment     Short-Term      Long-Term
(1/1/13 - 6/30/13)               Income         Capital Gains   Capital Gains
    Class I                      $0.2790        $0.0869         $0.5343
    Class II                     $0.2641        $0.0869         $0.5343

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  Pioneer High Yield         Pioneer High Yield         BofA ML High Yield  BofA ML All-Convertibles
                  VCT Portfolio, Class I     VCT Portfolio, Class II    Master II Index     Speculative Quality Index
6/30/2003         $   10,000                 $   10,000                 $   10,000          $    10,000
6/30/2004         $   10,980                 $   10,943                 $   11,019          $    12,264
6/30/2005         $   11,749                 $   11,680                 $   12,189          $    12,596
6/30/2006         $   12,247                 $   12,134                 $   12,763          $    14,084
6/30/2007         $   13,861                 $   13,712                 $   14,259          $    16,829
6/30/2008         $   13,594                 $   13,415                 $   13,962          $    15,206
6/30/2009         $   11,636                 $   11,426                 $   13,469          $    12,164
6/30/2010         $   14,435                 $   14,144                 $   17,176          $    15,686
6/30/2011         $   17,872                 $   17,506                 $   19,821          $    19,860
6/30/2012         $   17,843                 $   17,367                 $   21,108          $    18,902
6/30/2013         $   20,307                 $   19,704                 $   23,132          $    22,621

The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                 Class I                   Class II
--------------------------------------------------------------------------------
10 Years                          7.34%                      7.02%
5 Years                           8.36%                      7.99%
1 Year                           13.81%                     13.45%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                        I                     II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13             $1,000.00             $1,000.00
Ending Account Value on 6/30/13               $1,048.70             $1,047.50
Expenses Paid During Period*                  $    4.17             $    5.48

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.82% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.


Share Class                                          I                    II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13               $1,000.00            $1,000.00
Ending Account Value on 6/30/13                 $1,020.73            $1,019.44
Expenses Paid During Period*                    $    4.11            $    5.41

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.82% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. The Portfolio may invest in inverse floating-rate obligations (a type of derivative instrument), which may have price volatility and involve leverage risk. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

High-yield bonds posted strong returns during the first four months of 2013 before encountering turbulence during May and June. In the following interview, Tracy Wright and Andrew Feltus discuss the high-yield market environment during the six-month period ended June 30, 2013, and how market conditions affected the performance of Pioneer High Yield VCT Portfolio. Ms. Wright, a senior vice president and a portfolio manager at Pioneer, and Mr. Feltus, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q:  How did the Portfolio perform during the six months ended June 30, 2013?

A: Pioneer High Yield VCT Portfolio's Class I shares returned 4.87% at net asset value during the six months ended June 30, 2013, and Class II shares returned 4.75%. During the same period, the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 1.50% and 9.49%, respectively, while the average return of the 113 variable portfolios in Lipper's High Yield Underlying Funds category was 1.23%.

Q: How would you describe the market environment for investment in high-yield bonds during the six months ended June 30, 2013?

A: During the first four months of the period, from January through April, the domestic high-yield market continued its winning streak, posting positive returns during each month. A number of tax increases and the implementation of U.S. government spending cuts known as the "sequester" didn't seem to faze investors, as they continued to pour money into riskier asset classes -including high-yield bonds - in search of yield in what continued to be an extraordinarily low-interest-rate environment. Low default rates, healthy corporate profits and strong capital markets also helped to fuel the high-yield market's returns. In early May, however, concerns that the Federal Reserve Board (the Fed) might begin to back off its quantitative easing program - the U.S. central bank's monthly purchases of $85 billion in government securities and agency mortgages aimed at keeping interest rates low to spur economic growth - caused outflows from fixed-income asset classes, including high yield. The yield on the 10-year Treasury note had risen from 1.78% to 2.49% by June 30, 2013, and credit spreads widened despite continued strong corporate business fundamentals and a low default rate (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities).

Q: What factors helped the Portfolio to outperform its primary benchmark, the BofA ML High Yield Master II Index, during the six months ended June 30, 2013?

A: The primary drivers of the Portfolio's benchmark-relative outperformance during the period were allocations to convertible securities and equities. Both of those asset classes outperformed high-yield debt during the period, as the Portfolio's secondary benchmark, the BofA ML All-Convertibles Speculative Quality Index, returned 9.49% for the six months ended June 30, 2013, and the Standard & Poor's 500 Index, a common proxy for the performance of the domestic stock market, returning nearly 14%. Relative performance also benefited from solid security selection among the Portfolio's high-yield holdings, especially those in the energy, health care and basic industries sectors. The Portfolio's allocation to bank loans also contributed slightly to performance, as floating-rate securities outperformed when Treasury yields rose during the period.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Q: Which individual Portfolio holdings contributed the most to benchmark-relative performance during the six months ended June 30, 2013, and which Portfolio holdings detracted the most from performance?

A: The Portfolio benefited from holding the convertible bonds of Vertex Pharmaceuticals during the period, as Vertex received positive test results for the company's cystic fibrosis therapy. Holdings of the convertible securities of biopharmaceutical firm Theravance also contributed to performance after the company received indications from the U.S. Food and Drug Administration that its lung medication would likely be approved. The Portfolio's investments in the common stock of Thermo Fischer Scientific and the convertible preferred stock of Alere, both life science equipment manufacturers, appreciated during the period due to generally improving business fundamentals within the life science industry. Additionally, the Portfolio's holding of the stock of real estate operating company Forest City Enterprises increased in value during the period after the firm reported better-than-expected financial results.

    Holdings that detracted from Portfolio performance during the six-month period included the stock of copper and gold miner Freeport McMoRan Copper & Gold, which depreciated due to a poor market response to the firm's announcement of its plans to purchase Plains Exploration, and because of weak commodity prices. Holdings of the convertible bonds of Nuance Communications, which offers speech recognition software, lagged after the company missed its quarterly earnings target, and another of the Portfolio's convertible bond positions - in coal producer Alpha Natural Resources - lagged because of weak pricing for that commodity. The Portfolio's equity position in Joy Global, a mining equipment manufacturer, also underperformed in response to weakening global demand for commodities. Finally, the Portfolio's holdings of the convertible bonds issued by Amarin, a biopharmaceutical developer, stalled during the period due to market concerns about the launch of one of the company's new drugs.

Q:  What is your outlook?

A: Concerns remain about some major issues that we think could increase market volatility. The worries include higher Treasury yields and continued economic and fiscal weakness in Europe. We believe, however, that the high-yield market continues to offer strong fundamentals and attractive valuations, particularly given the current low default rate in the high-yield asset class. Domestic employment numbers have been improving, albeit at a slow pace, and other economic data announcements in the U.S. have remained generally positive. From a strategic standpoint, we also believe that equity valuations were attractive as of June 30, 2013. Therefore, we anticipate keeping the Portfolio invested in both equities and convertible securities.

Please refer to the Schedule of Investments on pages 6 to 22 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    CONVERTIBLE CORPORATE BONDS - 17.4%
                                    Energy - 2.1%
                                    Oil & Gas Exploration & Production - 1.2%
    222,000              BB-/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37                           $   209,096
    133,000              BB-/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37                               124,355
    450,000              NR/NR      Cobalt International Energy, Inc., 2.625%, 12/1/19                   477,281
    100,000              B-/NR      Stone Energy Corp., 1.75%, 3/1/17                                     92,500
                                                                                                     -----------
                                                                                                     $   903,232
                                                                                                     -----------
                                    Oil & Gas Storage & Transportation - 0.3%
    200,000              NR/NR      Golar LNG, Ltd., 3.75%, 3/7/17                                   $   191,060
                                                                                                     -----------
                                    Coal & Consumable Fuels - 0.6%
     60,000              B/NR       Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                   $    54,300
    380,000              B+/NR      Alpha Natural Resources, Inc., 3.75%, 12/15/17                       323,000
     66,000              CCC/NR     James River Coal Co., 10.0%, 6/1/18 (144A)                            42,900
                                                                                                     -----------
                                                                                                     $   420,200
                                                                                                     -----------
                                    Total Energy                                                     $ 1,514,492
                                                                                                     -----------
                                    Materials - 0.6%
                                    Diversified Metals & Mining - 0.2%
    135,000              NR/NR      RTI International Metals, Inc., 1.625%, 10/15/19                 $   127,069
                                                                                                     -----------
                                    Steel - 0.4%
    205,000              BB+/NR     Steel Dynamics, Inc., 5.125%, 6/15/14                            $   218,709
    100,000              BB-/B1     United States Steel Corp., 2.75%, 4/1/19                              98,688
                                                                                                     -----------
                                                                                                     $   317,397
                                                                                                     -----------
                                    Total Materials                                                  $   444,466
                                                                                                     -----------
                                    Capital Goods - 0.8%
                                    Electrical Components & Equipment - 0.7%
    459,000              B/B2       General Cable Corp., 4.5%, 11/15/29 (Step)                       $   506,048
                                                                                                     -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.1%
     65,000              NR/NR      Greenbrier Companies, Inc., 3.5%, 4/1/18                         $    66,788
                                                                                                     -----------
                                    Total Capital Goods                                              $   572,836
                                                                                                     -----------
                                    Transportation - 0.3%
                                    Airlines - 0.3%
    120,000              B/B2       United Airlines, Inc., 4.5%, 1/15/15                             $   209,775
                                                                                                     -----------
                                    Total Transportation                                             $   209,775
                                                                                                     -----------
                                    Automobiles & Components - 1.3%
                                    Automobile Manufacturers - 1.3%
    526,000              BB+/Baa3   Ford Motor Co., 4.25%, 11/15/16                                  $   950,412
                                                                                                     -----------
                                    Total Automobiles & Components                                   $   950,412
                                                                                                     -----------
                                    Consumer Durables & Apparel - 1.2%
                                    Homebuilding - 1.2%
    450,000              B/B2       KB Home, 1.375%, 2/1/19                                          $   466,875
    109,000              BB-/Ba3    Lennar Corp., 2.75%, 12/15/20 (144A)                                 186,594
    185,000              B+/B3      Standard Pacific Corp., 1.25%, 8/1/32                                235,991
                                                                                                     -----------
                                                                                                     $   889,460
                                                                                                     -----------
                                    Total Consumer Durables & Apparel                                $   889,460
                                                                                                     -----------

The accompanying notes are an integral part of these financial statements.
6

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Retailing - 0.3%
                                    Internet Retail - 0.3%
    190,000              NR/NR      Shutterfly, Inc., 0.25%, 5/15/18 (144A)                          $   209,119
                                                                                                     -----------
                                    Total Retailing                                                  $   209,119
                                                                                                     -----------
                                    Food, Beverage & Tobacco - 0.4%
                                    Tobacco - 0.4%
    265,000              CCC+/Caa2  Alliance One International, Inc., 5.5%, 7/15/14                  $   268,809
                                                                                                     -----------
                                    Total Food, Beverage & Tobacco                                   $   268,809
                                                                                                     -----------
                                    Health Care Equipment & Services - 1.7%
                                    Health Care Equipment - 0.9%
    460,000              B+/NR      Hologic, Inc., 2.0%, 12/15/37 (Step)                             $   512,612
    170,000              NR/NR      NuVasive, Inc., 2.75%, 7/1/17                                        167,662
                                                                                                     -----------
                                                                                                     $   680,274
                                                                                                     -----------
                                    Health Care Supplies - 0.6%
    400,000              CCC+/NR    Alere, Inc., 3.0%, 5/15/16                                       $   394,250
                                                                                                     -----------
                                    Managed Health Care - 0.2%
    150,000              NR/NR      Molina Healthcare, Inc., 1.125%, 1/15/20 (144A)                  $   164,156
                                                                                                     -----------
                                    Total Health Care Equipment & Services                           $ 1,238,680
                                                                                                     -----------
                                    Pharmaceuticals, Biotechnology & Life Sciences - 3.4%
                                    Biotechnology - 2.3%
    265,000              NR/NR      Corsicanto, Ltd., 3.5%, 1/15/32                                  $   281,894
    345,000              NR/NR      Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17                          604,397
    250,000              NR/NR      PDL BioPharma, Inc., 3.75%, 5/1/15                                   308,438
    320,000              NR/NR      Theravance, Inc., 2.125%, 1/15/23                                    493,200
                                                                                                     -----------
                                                                                                     $ 1,687,929
                                                                                                     -----------
                                    Pharmaceuticals - 1.1%
    339,000              NR/NR      Auxilium Pharmaceuticals, Inc., 1.5%, 7/15/18                    $   326,923
    170,000              NR/NR      Pacira Pharmaceuticals, Inc. Delaware, 3.25%, 2/1/19 (144A)          235,556
    165,000              NR/NR      Salix Pharmaceuticals, Ltd., 1.5%, 3/15/19                           196,866
                                                                                                     -----------
                                                                                                     $   759,345
                                                                                                     -----------
                                    Total Pharmaceuticals, Biotechnology & Life Sciences             $ 2,447,274
                                                                                                     -----------
                                    Diversified Financials - 0.3%
                                    Consumer Finance - 0.2%
    175,000              B+/NR      DFC Global Corp., 3.25%, 4/15/17 (144A)                          $   171,828
                                                                                                     -----------
                                    Asset Management & Custody Banks - 0.1%
     55,000              BBB/NR     Apollo Investment Corp., 5.75%, 1/15/16                          $    57,922
                                                                                                     -----------
                                    Total Diversified Financials                                     $   229,750
                                                                                                     -----------
                                    Real Estate - 0.3%
                                    Specialized REIT - 0.3%
    155,000              BBB-/NR    Host Hotels & Resorts LP, 2.5%, 10/15/29 (144A)                  $   210,219
                                                                                                     -----------
                                    Total Real Estate                                                $   210,219
                                                                                                     -----------
                                    Software & Services - 1.9%
                                    Internet Software & Services - 0.1%
    100,000              NR/NR      WebMD Health Corp., 2.25%, 3/31/16                               $    98,000
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Application Software - 1.8%
    360,000              NR/NR      Mentor Graphics Corp., 4.0%, 4/1/31                              $   437,850
    700,000              BB-/NR     Nuance Communications, Inc., 2.75%, 11/1/31                          721,000
    145,000              NR/NR      TIBCO Software, Inc., 2.25%, 5/1/32                                  140,922
                                                                                                     -----------
                                                                                                     $ 1,299,772
                                                                                                     -----------
                                    Total Software & Services                                        $ 1,397,772
                                                                                                     -----------
                                    Technology Hardware & Equipment - 1.0%
                                    Electronic Components - 1.0%
    310,000              BB+/NR     Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)              $   277,644
    350,000              BB+/NR     Vishay Intertechnology, Inc., 2.25%, 6/1/42 (144A)                   444,719
                                                                                                     -----------
                                                                                                     $   722,363
                                                                                                     -----------
                                    Total Technology Hardware & Equipment                            $   722,363
                                                                                                     -----------
                                    Semiconductors & Semiconductor Equipment - 1.8%
                                    Semiconductor Equipment - 0.6%
    146,000              BBB-/Baa1  Lam Research Corp., 1.25%, 5/15/18                               $   161,969
    225,000              BBB-/NR    Novellus Systems, Inc., 2.625%, 5/15/41                              317,109
                                                                                                     -----------
                                                                                                     $   479,078
                                                                                                     -----------
                                    Semiconductors - 1.2%
    628,000              BB+/NR     ON Semiconductor Corp., 2.625%, 12/15/26                         $   721,808
    100,000              NR/NR      SunPower Corp., 0.75%, 6/1/18 (144A)                                 103,400
     27,000              BBB-/NR    Xilinx, Inc., 3.125%, 3/15/37                                         37,260
                                                                                                     -----------
                                                                                                     $   862,468
                                                                                                     -----------
                                    Total Semiconductors & Semiconductor Equipment                   $ 1,341,546
                                                                                                     -----------
                                    TOTAL CONVERTIBLE CORPORATE BONDS
                                    (Cost $10,712,427)                                               $12,646,973
                                                                                                     -----------
                                    PREFERRED STOCKS - 0.9%
                                    Energy - 0.2%
                                    Oil & Gas Storage & Transportation - 0.2%
      4,500       7.62   B+/Ba2     NuStar Logistics LP, Floating Rate Note, 1/15/43                 $   117,900
                                                                                                     -----------
                                    Total Energy                                                     $   117,900
                                                                                                     -----------
                                    Consumer Services - 0.0%+
                                    Hotels, Resorts & Cruise Lines - 0.0%+
        500              NR/NR      Perseus Holding Corp., 14.0%, 4/15/14 (144A)                     $    41,250
                                                                                                     -----------
                                    Total Consumer Services                                          $    41,250
                                                                                                     -----------
                                    Diversified Financials - 0.4%
                                    Other Diversified Financial Services - 0.4%
     10,350       8.12   CCC+/B3    GMAC Capital Trust I, Floating Rate Note, 2/15/40                $   269,618
                                                                                                     -----------
                                    Total Diversified Financials                                     $   269,618
                                                                                                     -----------
                                    Utilities - 0.3%
                                    Electric Utilities - 0.3%
      8,000              BB+/Ba1    PPL Capital Funding, Inc., 5.9%, 4/30/73                         $   192,640
                                                                                                     -----------
                                    Total Utilities                                                  $   192,640
                                                                                                     -----------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $567,649)                                                  $   621,408
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
8

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    CONVERTIBLE PREFERRED STOCKS - 3.0%
                                    Energy - 0.7%
                                    Oil & Gas Exploration & Production - 0.7%
     13,170              NR/NR      PetroQuest Energy, Inc., 6.875% (Perpetual)                      $   396,746
      1,054              CCC/NR     SandRidge Energy, Inc., 7.0% (Perpetual)                              90,578
                                                                                                     -----------
                                                                                                     $   487,324
                                                                                                     -----------
                                    Total Energy                                                     $   487,324
                                                                                                     -----------
                                    Capital Goods - 0.4%
                                    Electrical Components & Equipment - 0.4%
      2,000              NR/NR      General Cable Corp., 5.75%, 11/24/13                             $   307,875
                                                                                                     -----------
                                    Total Capital Goods                                              $   307,875
                                                                                                     -----------
                                    Automobiles & Components - 0.3%
                                    Tires & Rubber - 0.3%
      4,050              NR/NR      The Goodyear Tire & Rubber Co., 5.875%, 4/1/14                   $   199,503
                                                                                                     -----------
                                    Total Automobiles & Components                                   $   199,503
                                                                                                     -----------
                                    Consumer Durables & Apparel - 0.5%
                                    Home Furnishings - 0.5%
      5,000                         Sealy Corp., 8.0%, 7/15/16 (PIK)                                 $   396,250
                                                                                                     -----------
                                    Total Consumer Durables & Apparel                                $   396,250
                                                                                                     -----------
                                    Health Care Equipment & Services - 0.9%
                                    Health Care Supplies - 0.9%
      2,797              CCC/NR     Alere, Inc., 3.0%, 12/31/99 (Perpetual)                          $   634,891
                                                                                                     -----------
                                    Total Health Care Equipment & Services                           $   634,891
                                                                                                     -----------
                                    Diversified Financials - 0.2%
                                    Asset Management & Custody Banks - 0.2%
      2,000              BB+/NR     AMG Capital Trust II, 5.15%, 10/15/37                            $   108,375
                                                                                                     -----------
                                    Total Diversified Financials                                     $   108,375
                                                                                                     -----------
                                    TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (Cost $2,754,544)                                                $ 2,134,218
                                                                                                     -----------
    Shares
                                    COMMON STOCKS - 11.0%
                                    Energy - 0.7%
                                    Oil & Gas Drilling - 0.1%
      9,820                         Hercules Offshore, Inc.*                                         $    69,133
        537                         Transocean, Ltd.                                                      25,749
                                                                                                     -----------
                                                                                                     $    94,882
                                                                                                     -----------
                                    Oil & Gas Exploration & Production - 0.3%
      5,400                         Marathon Oil Corp.                                               $   186,732
                                                                                                     -----------
                                    Oil & Gas Refining & Marketing - 0.3%
      2,700                         Marathon Petroleum Corp.*                                        $   191,862
                                                                                                     -----------
                                    Total Energy                                                     $   473,476
                                                                                                     -----------
                                    Materials - 1.9%
                                    Commodity Chemicals - 1.1%
      6,590                         Axiall Corp.                                                     $   280,602
      8,265                         LyondellBasell Industries NV                                         547,639
                                                                                                     -----------
                                                                                                     $   828,241
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                         S&P/
              Floating   Moody's
     Shares   Rate (b)   Ratings                                                                     Value
                                    Metal & Glass Containers - 0.2%
      4,100                         Owens-Illinois, Inc.*                                            $   113,939
                                                                                                     -----------
                                    Diversified Metals & Mining - 0.6%
     14,658                         Freeport-McMoRan Copper & Gold, Inc.                             $   404,707
     88,500                         Polymet Mining Corp.                                                   2,036
     88,500                         Polymet Mining Corp.*                                                 61,950
                                                                                                     -----------
                                                                                                     $   468,693
                                                                                                     -----------
                                    Total Materials                                                  $ 1,410,873
                                                                                                     -----------
                                    Capital Goods - 2.5%
                                    Aerospace & Defense - 1.0%
      4,379                         B/E Aerospace, Inc.*                                             $   276,227
      5,280                         DigitalGlobe, Inc.*                                                  163,733
      5,245                         Exelis, Inc.                                                          72,329
     12,790                         Orbital Sciences Corp.*                                              222,162
                                                                                                     -----------
                                                                                                     $   734,451
                                                                                                     -----------
                                    Electrical Components & Equipment - 0.4%
     10,000                         General Cable Corp.                                              $   307,500
                                                                                                     -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.4%
     15,596                         Commercial Vehicle Group, Inc.*                                  $   116,346
      3,800                         Joy Global, Inc.                                                     184,414
                                                                                                     -----------
                                                                                                     $   300,760
                                                                                                     -----------
                                    Industrial Machinery - 0.7%
      3,415                         ESCO Technologies, Inc.                                          $   110,578
      2,622                         ITT Corp.                                                             77,113
      4,579                         Kennametal, Inc.                                                     177,803
      5,245                         Xylem, Inc.                                                          141,300
                                                                                                     -----------
                                                                                                     $   506,794
                                                                                                     -----------
                                    Total Capital Goods                                              $ 1,849,505
                                                                                                     -----------
                                    Transportation - 0.3%
                                    Marine - 0.3%
    161,006                         Horizon Lines, Inc.*                                             $   217,358
                                                                                                     -----------
                                    Total Transportation                                             $   217,358
                                                                                                     -----------
                                    Consumer Services - 0.4%
                                    Restaurants - 0.4%
      4,757                         Starbucks Corp.                                                  $   311,536
                                                                                                     -----------
                                    Total Consumer Services                                          $   311,536
                                                                                                     -----------
                                    Food, Beverage & Tobacco - 0.0%+
                                    Tobacco - 0.0%+
      7,687                         Alliance One International, Inc.*                                $    29,211
                                                                                                     -----------
                                    Total Food, Beverage & Tobacco                                   $    29,211
                                                                                                     -----------
                                    Health Care Equipment & Services - 0.9%
                                    Health Care Supplies - 0.1%
      2,700                         Alere, Inc.*                                                     $    66,150
                                                                                                     -----------
                                    Managed Health Care - 0.8%
      4,100                         Aetna, Inc.                                                      $   260,514
      4,200                         Cigna Corp.                                                          304,458
                                                                                                     -----------
                                                                                                     $   564,972
                                                                                                     -----------
                                    Total Health Care Equipment & Services                           $   631,122
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
10

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
              Floating   Moody's
    Shares    Rate (b)   Ratings                                                                     Value
                                    Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
                                    Life Sciences Tools & Services - 1.7%
      2,034                         Bio-Rad Laboratories, Inc.*                                      $   228,215
      7,760                         Thermo Fisher Scientific, Inc.                                       656,729
      3,215                         Waters Corp.*                                                        321,661
                                                                                                     -----------
                                                                                                     $ 1,206,605
                                                                                                     -----------
                                    Total Pharmaceuticals, Biotechnology & Life Sciences             $ 1,206,605
                                                                                                     -----------
                                    Diversified Financials - 0.1%
                                    Asset Management & Custody Banks - 0.1%
      1,679                         Legg Mason, Inc.                                                 $    52,066
                                                                                                     -----------
                                    Total Diversified Financials                                     $    52,066
                                                                                                     -----------
                                    Real Estate - 0.7%
                                    Real Estate Operating Companies - 0.7%
     29,359                         Forest City Enterprises, Inc.*                                   $   525,820
                                                                                                     -----------
                                    Total Real Estate                                                $   525,820
                                                                                                     -----------
                                    Software & Services - 0.0%+
                                    Data Processing & Outsourced Services - 0.0%+
        952                         Perseus Holdings, Ltd.*                                          $     2,380
                                                                                                     -----------
                                    Total Software & Services                                        $     2,380
                                                                                                     -----------
                                    Technology Hardware & Equipment - 1.5%
                                    Computer Storage & Peripherals - 0.2%
      3,800                         EMC Corp.                                                        $    89,756
     25,583                         OCZ Technology Group, Inc.*                                           37,095
                                                                                                     -----------
                                                                                                     $   126,851
                                                                                                     -----------
                                    Electronic Equipment Manufacturers - 0.4%
      7,667                         Itron, Inc.*                                                     $   325,311
                                                                                                     -----------
                                    Electronic Manufacturing Services - 0.4%
      6,500                         TE Connectivity, Ltd.                                            $   296,010
                                                                                                     -----------
                                    Technology Distributors - 0.5%
      2,500                         Arrow Electronics, Inc.*                                         $    99,625
     12,500                         Ingram Micro, Inc.*                                                  237,375
                                                                                                     -----------
                                                                                                     $   337,000
                                                                                                     -----------
                                    Total Technology Hardware & Equipment                            $ 1,085,172
                                                                                                     -----------
                                    Telecommunication Services - 0.3%
                                    Integrated Telecommunication Services - 0.3%
     25,476                         Windstream Corp.                                                 $   196,420
                                                                                                     -----------
                                    Total Telecommunication Services                                 $   196,420
                                                                                                     -----------
                                    TOTAL COMMON STOCKS
                                    (Cost $5,893,628)                                                $ 7,991,544
                                                                                                     -----------
  Principal
 Amount ($)
                                    ASSET BACKED SECURITIES - 0.2%
                                    Materials - 0.1%
                                    Precious Metals & Minerals - 0.1%
     21,288                BBB/NR   Mid-State Capital Trust 2010-1, 7.0%, 12/15/45 (144A)            $    22,168
                                                                                                     -----------
                                    Total Materials                                                  $    22,168
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Banks - 0.1%
                                    Thrifts & Mortgage Finance - 0.1%
    100,000              CCC/C      Citicorp Residential Mortgage Trust Series 2006-2, 5.918%,
                                    9/25/36 (Step)                                                   $    89,634
                                                                                                     -----------
                                    Total Banks                                                      $    89,634
                                                                                                     -----------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $113,634)                                                  $   111,802
                                                                                                     -----------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
                                    Banks - 0.8%
                                    Thrifts & Mortgage Finance - 0.8%
     72,293              CCC/Caa3   Global Mortgage Securitization, Ltd., 5.25%, 4/25/32             $    64,425
    100,000       5.83   BB+/Ba2    GS Mortgage Securities Corp. II Commercial Mortgage Pass
                                    Through Certificates Series 2004-GG2, Floating Rate Note, 8/10/38     98,126
    450,000              BB/B1      Timberstar Trust, 7.53%, 10/15/36 (144A)                             457,839
                                                                                                     -----------
                                                                                                     $   620,390
                                                                                                     -----------
                                    Total Banks                                                      $   620,390
                                                                                                     -----------
                                    Diversified Financials - 0.1%
                                    Other Diversified Financial Services - 0.1%
     46,716              BB+/Ba3    RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                       $    48,071
                                                                                                     -----------
                                    Total Diversified Financials                                     $    48,071
                                                                                                     -----------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $665,319)                                                  $   668,461
                                                                                                     -----------
                                    CORPORATE BONDS - 58.2%
                                    Energy - 16.9%
                                    Oil & Gas Drilling - 1.7%
    350,000              BB/Ba3     Atwood Oceanics, Inc., 6.5%, 2/1/20                              $   363,125
    150,000              B-/B3      Offshore Group Investment, Ltd., 7.125%, 4/1/23 (144A)               147,375
    150,000              B+/B1      Pacific Drilling SA, 5.375%, 6/1/20 (144A)                           140,250
    220,000              B+/B2      Pioneer Energy Services Corp., 9.875%, 3/15/18                       235,950
    310,000              B/B1       Shelf Drilling Holdings, Ltd., 8.625%, 11/1/18 (144A)                322,400
                                                                                                     -----------
                                                                                                     $ 1,209,100
                                                                                                     -----------
                                    Oil & Gas Equipment & Services - 1.1%
    300,000              B+/B2      Basic Energy Services, Inc., 7.75%, 2/15/19                      $   296,250
    160,000              BB-/Ba3    Bristow Group, Inc., 6.25%, 10/15/22                                 164,000
    100,000              B-/B2      Exterran Partners LP, 6.0%, 4/1/21 (144A)                             98,500
      2,000              NR/NR      Green Field Energy Services, Inc., 13.25%, 11/15/16 (144A)             2,070
     75,000              CCC/Caa2   Green Field Energy Services, Inc., 13.25%, 11/15/16 (144A)            77,625
     50,000              BB-/B1     Key Energy Services, Inc., 6.75%, 3/1/21                              48,000
    105,000              B/B3       Seitel, Inc., 9.5%, 4/15/19 (144A)                                   105,262
                                                                                                     -----------
                                                                                                     $   791,707
                                                                                                     -----------
                                    Oil & Gas Exploration & Production - 11.1%
    120,000              B+/B2      Antero Resources Finance Corp., 6.0%, 12/1/20                    $   118,200
    100,000              CCC+/Caa1  Aurora USA Oil & Gas, Inc., 7.5%, 4/1/20 (144A)                       98,000
    520,000              B-/B3      Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                            556,400
    100,000              B-/B3      Chaparral Energy, Inc., 7.625%, 11/15/22                             102,000
    100,000              BB+/Ba1    Cimarex Energy Co., 5.875%, 5/1/22                                   103,500
    160,000              B-/B3      Comstock Resources, Inc., 7.75%, 4/1/19                              163,200
    150,000              BB+/Ba3    Concho Resources, Inc., 5.5%, 4/1/23                                 147,750
    100,000              BB+/Ba2    Continental Resources, Inc., 5.0%, 9/15/22                           101,750

   The accompanying notes are an integral part of these financial statements.
12

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Oil & Gas Exploration & Production - (continued)
    195,000              BB/B1      Denbury Resources, Inc., 4.625%, 7/15/23                         $   179,888
    200,000              B/B2       EP Energy LLC, 7.75%, 9/1/22                                         214,000
    400,000              B/B2       EP Energy LLC, 9.375%, 5/1/20                                        452,000
    195,000              B-/Caa1    EPL Oil & Gas, Inc., 8.25%, 2/15/18                                  200,850
    245,000              CCC+/B3    Gulfport Energy Corp., 7.75%, 11/1/20 (144A)                         248,062
    225,000              CCC+/Caa1  Halcon Resources Corp., 8.875%, 5/15/21                              218,250
    100,000              B-/B3      Kodiak Oil & Gas Corp., 5.5%, 1/15/21 (144A)                          97,500
    355,000              B-/B3      Kodiak Oil & Gas Corp., 8.125%, 12/1/19                              385,175
    150,000              B-/Caa1    Legacy Reserves LP, 6.625%, 12/1/21 (144A)                           144,375
    400,000              B/B2       Linn Energy LLC, 6.25%, 11/1/19 (144A)                               381,000
    160,000              B-/Caa1    Midstates Petroleum Co, Inc., 10.75%, 10/1/20 (144A)                 160,800
    535,000              B-/Caa1    Northern Oil and Gas, Inc., 8.0%, 6/1/20                             540,350
     80,000              B/B3       Oasis Petroleum, Inc., 6.5%, 11/1/21                                  82,000
    185,000              B-/B3      PDC Energy, Inc., 7.75%, 10/15/22 (144A)                             191,012
    190,000              B-/Caa1    Penn Virginia Corp., 7.25%, 4/15/19                                  182,400
    150,000              B-/Caa1    Penn Virginia Corp., 8.5%, 5/1/20 (144A)                             145,500
    450,000              BBB/Baa3   Plains Exploration & Production Co., 6.125%, 6/15/19                 477,145
    160,000              B-/Caa1    QR Energy LP, 9.25%, 8/1/20                                          164,400
    175,000              BB/Ba3     Range Resources Corp., 5.0%, 3/15/23                                 171,062
    350,000              B-/B3      Resolute Energy Corp., 8.5%, 5/1/20                                  356,125
    325,000              B-/B3      Samson Investment Co., 10.0%, 2/15/20 (144A)                         342,469
     85,000              BB-/Ba3    SM Energy Co., 6.5%, 11/15/21                                         89,250
    150,000              B-/B3      Stone Energy Corp., 7.5%, 11/15/22                                   155,250
    870,000              B+/B3      Swift Energy Co., 7.875%, 3/1/22                                     865,650
    105,000              CCC+/Caa1  Talos Production LLC, 9.75%, 2/15/18 (144A)                           99,750
    100,000              B/B3       Vanguard Natural Resources LLC, 7.875%, 4/1/20                       102,500
                                                                                                     -----------
                                                                                                     $ 8,037,563
                                                                                                     -----------
                                    Oil & Gas Refining & Marketing - 0.3%
    235,000              BB+/Ba2    Tesoro Corp., 5.375%, 10/1/22                                    $   237,938
                                                                                                     -----------
                                    Oil & Gas Storage & Transportation - 1.8%
    100,000              B+/B2      Atlas Pipeline Partners LP, 4.75%, 11/15/21 (144A)               $    90,000
    405,000       7.00   BBB-/Baa2  Enterprise Products Operating LLC, Floating Rate Note, 6/1/67        428,288
     65,000              B/B1       Genesis Energy LP, 5.75%, 2/15/21 (144A)                              63,375
    150,000              BB-/B1     Holly Energy Partners LP, 6.5%, 3/1/20                               151,125
    395,000              BB+/Ba3    Sabine Pass Liquefaction LLC, 5.625%, 2/1/21 (144A)                  383,150
    220,000              BB/Ba3     Targa Resources Partners LP, 4.25%, 11/15/23 (144A)                  196,350
                                                                                                     -----------
                                                                                                     $ 1,312,288
                                                                                                     -----------
                                    Coal & Consumable Fuels - 0.9%
    100,000              B-/Caa1    Murray Energy Corp., 8.625%, 6/15/21 (144A)                      $   100,000
    350,000              B-/B2      Penn Virginia Resource Partners LP, 8.375%, 6/1/20                   369,250
    200,000              BB-/B1     SunCoke Energy Partners LP, 7.375%, 2/1/20 (144A)                    204,000
                                                                                                     -----------
                                                                                                     $   673,250
                                                                                                     -----------
                                    Total Energy                                                     $12,261,846
                                                                                                     -----------
                                    Materials - 7.0%
                                    Commodity Chemicals - 1.2%
    500,000              BB/Ba3     Axiall Corp., 4.875%, 5/15/23 (144A)                             $   475,000
     80,000              B-/NR      Hexion US Finance Corp., 6.625%, 4/15/20 (144A)                       79,800
    200,000              CCC+/B3    Hexion US Finance Corp., 8.875%, 2/1/18                              204,000

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                         S&P/
 Principal    Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                                     Value
                                    Commodity Chemicals - (continued)
    125,000              BB-/B1     Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                        $   128,125
                                                                                                     -----------
                                                                                                     $   886,925
                                                                                                     -----------
                                    Metal & Glass Containers - 1.4%
    215,000              BB+/Ba1    Ball Corp., 4.0%, 11/15/23                                       $   198,875
    765,000              BB-/Ba3    Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                        841,500
                                                                                                     -----------
                                                                                                     $ 1,040,375
                                                                                                     -----------
                                    Paper Packaging - 1.1%
    200,000              CCC+/Caa2  Exopack Holding Corp., 10.0%, 6/1/18                             $   202,500
    285,000              B/B3       Packaging Dynamics Corp., 8.75%, 2/1/16 (144A)                       287,850
    310,000              BB-/B1     Sealed Air Corp., 6.875%, 7/15/33 (144A)                             294,500
                                                                                                     -----------
                                                                                                     $   784,850
                                                                                                     -----------
                                    Aluminum - 0.3%
    200,000              BB-/Ba3    Kaiser Aluminum Corp., 8.25%, 6/1/20                             $   221,500
                                                                                                     -----------
                                    Diversified Metals & Mining - 0.5%
    250,000              B/B3       Global Brass & Copper, Inc., 9.5%, 6/1/19 (144A)                 $   267,500
     55,000              B/Caa1     Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                  58,850
                                                                                                     -----------
                                                                                                     $   326,350
                                                                                                     -----------
                                    Gold - 0.4%
    100,000              BB/Ba3     Eldorado Gold Corp., 6.125%, 12/15/20 (144A)                     $    96,500
    240,000              BB-/B1     IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                 202,800
                                                                                                     -----------
                                                                                                     $   299,300
                                                                                                     -----------
                                    Steel - 1.1%
    350,000              CCC/Caa2   Essar Steel Algoma, Inc., 9.875%, 6/15/15 (144A)                 $   269,500
    230,000              B-/B3      JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                         224,825
    145,000              BB+/Ba2    Steel Dynamics, Inc., 6.125%, 8/15/19 (144A)                         153,338
    145,000              BB+/Ba2    Steel Dynamics, Inc., 6.375%, 8/15/22 (144A)                         152,975
                                                                                                     -----------
                                                                                                     $   800,638
                                                                                                     -----------
                                    Forest Products - 0.3%
    235,000              B-/B3      Millar Western Forest Products, Ltd., 8.5%, 4/1/21               $   232,062
                                                                                                     -----------
                                    Paper Products - 0.7%
    150,000              BB/Ba2     Clearwater Paper Corp., 4.5%, 2/1/23 (144A)                      $   142,500
    265,000              BB-/Ba3    Resolute Forest Products, Inc., 5.875%, 5/15/23 (144A)               236,512
     80,000              B-/Caa1    Unifrax I LLC, 7.5%, 2/15/19 (144A)                                   81,600
                                                                                                     -----------
                                                                                                     $   460,612
                                                                                                     -----------
                                    Total Materials                                                  $ 5,052,612
                                                                                                     -----------
                                    Capital Goods - 4.1%
                                    Aerospace & Defense - 0.5%
    110,000              BB/Ba2     Bombardier, Inc., 6.125%, 1/15/23 (144A)                         $   109,175
    110,000              BB/B1      DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                             105,600
    150,000              CCC+/Caa1  Silver II Borrower, 7.75%, 12/15/20 (144A)                           150,750
                                                                                                     -----------
                                                                                                     $   365,525
                                                                                                     -----------
                                    Building Products - 0.1%
    100,000              BB-/B2     Gibraltar Industries, Inc., 6.25%, 2/1/21 (144A)                 $   103,500
                                                                                                     -----------
                                    Construction & Engineering - 0.3%
    345,000              CC/Caa3    New Enterprise Stone & Lime Co., Inc., 11.0%, 9/1/18             $   246,675
                                                                                                     -----------
                                    Electrical Components & Equipment - 0.4%
    245,000              B/B3       Coleman Cable, Inc., 9.0%, 2/15/18                               $   259,700
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
 Principal    Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                                          Value
                                    Industrial Conglomerates - 0.6%
    240,000              B+/B2      JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                   $   252,000
    200,000              CCC+/B3    Park-Ohio Industries, Inc., 8.125%, 4/1/21                           217,000
                                                                                                     -----------
                                                                                                     $   469,000
                                                                                                     -----------
                                    Construction & Farm Machinery & Heavy Trucks - 0.7%
    115,000              B-/B3      Meritor, Inc., 6.75%, 6/15/21                                    $   109,825
    370,000              CCC/B3     Navistar International Corp., 8.25%, 11/1/21                         363,525
                                                                                                     -----------
                                                                                                     $   473,350
                                                                                                     -----------
                                    Industrial Machinery - 1.0%
    200,000              B-/B3      BC Mountain LLC, 7.0%, 2/1/21 (144A)                             $   204,000
    250,000              B/B1       Mcron Finance Sub LLC, 8.375%, 5/15/19 (144A)                        255,000
    235,000              B/B3       Xerium Technologies, Inc., 8.875%, 6/15/18                           236,175
                                                                                                     -----------
                                                                                                     $   695,175
                                                                                                     -----------
                                    Trading Companies & Distributors - 0.5%
    175,000              BB+/NR     Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)               $   184,303
    200,000              BB/Ba3     Rexel SA, 5.25%, 6/15/20 (144A)                                      199,500
                                                                                                     -----------
                                                                                                     $   383,803
                                                                                                     -----------
                                    Total Capital Goods                                              $ 2,996,728
                                                                                                     -----------
                                    Commercial Services & Supplies - 0.4%
                                    Environmental & Facilities Services - 0.1%
    110,000              B/B3       Safway Group Holding LLC, 7.0%, 5/15/18 (144A)                   $   107,800
                                                                                                     -----------
                                    Diversified Support Services - 0.3%
    200,000              B-/Caa1    ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                         $   193,000
                                                                                                     -----------
                                    Total Commercial Services & Supplies                             $   300,800
                                                                                                     -----------
                                    Transportation - 0.8%
                                    Air Freight & Logistics - 0.3%
    210,000              CCC-/Caa2  CEVA Group Plc, 11.625%, 10/1/16 (144A)                          $   212,100
                                                                                                     -----------
                                    Airlines - 0.3%
    100,000              BB/B1      Air Canada 2013-1 Class B Pass Through Trust, 5.375%,
                                    5/15/21 (144A)                                                   $    99,750
     40,331              BB+/Ba2    Continental Airlines 1997-4 Class B Pass Through Trust,
                                    6.9%, 1/2/17                                                          41,742
    100,000              B/B2       United Continental Holdings, Inc., 6.375%, 6/1/18                     98,250
                                                                                                     -----------
                                                                                                     $   239,742
                                                                                                     -----------
                                    Airport Services - 0.2%
    150,000              B/B2       Aguila 3 SA, 7.875%, 1/31/18 (144A)                              $   154,500
                                                                                                     -----------
                                    Total Transportation                                             $   606,342
                                                                                                     -----------
                                    Automobiles & Components - 0.9%
                                    Auto Parts & Equipment - 0.3%
    200,000              B+/B3      Pittsburgh Glass Works LLC, 8.5%, 4/15/16 (144A)                 $   198,000
     30,000              B+/B1      Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (144A)             31,800
                                                                                                     -----------
                                                                                                     $   229,800
                                                                                                     -----------
                                    Tires & Rubber - 0.1%
     85,000              B+/B1      The Goodyear Tire & Rubber Co., 7.0%, 5/15/22                    $    87,125
                                                                                                     -----------
                                    Automobile Manufacturers - 0.5%
    115,000              B/B1       Chrysler Group LLC, 8.0%, 6/15/19                                $   125,494
    200,000              B/B1       Chrysler Group LLC, 8.25%, 6/15/21                                   220,750
                                                                                                     -----------
                                                                                                     $   346,244
                                                                                                     -----------
                                    Total Automobiles & Components                                   $   663,169
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Consumer Durables & Apparel - 3.3%
                                    Homebuilding - 1.5%
    365,000              CCC/Caa2   Beazer Homes USA, Inc., 9.125%, 6/15/18                          $   379,600
    100,000              BB-/B2     Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)       100,750
    190,000              B/B2       KB Home, 7.5%, 9/15/22                                               203,775
    225,000              BB-/Ba3    Lennar Corp., 5.0%, 11/15/22 (144A)                                  213,750
    115,000              B+/B1      Meritage Homes Corp., 7.0%, 4/1/22                                   126,500
    105,000              BB-/B1     The Ryland Group, Inc., 5.375%, 10/1/22                              101,325
                                                                                                     -----------
                                                                                                     $ 1,125,700
                                                                                                     -----------
                                    Housewares & Specialties - 1.8%
    225,000              CCC+/Caa2  Reynolds Group Issuer, Inc., 8.25%, 2/15/21                      $   222,750
    350,000              CCC+/Caa2  Reynolds Group Issuer, Inc., 8.5%, 5/15/18                           360,500
    685,000              CCC+/B3    Yankee Candle Co., Inc., 9.75%, 2/15/17                              708,119
                                                                                                     -----------
                                                                                                     $ 1,291,369
                                                                                                     -----------
                                    Total Consumer Durables & Apparel                                $ 2,417,069
                                                                                                     -----------
                                    Consumer Services - 1.6%
                                    Casinos & Gaming - 0.5%
   1,335,000             NR/WR      Mashantucket Western Pequot Tribe, 8.5%, 11/15/15 (144A) (c)     $    80,100
     100,000             B+/B3      MGM Resorts International, 6.75%, 10/1/20                            103,500
     200,000             B+/B2      Scientific Games International, Inc., 6.25%, 9/1/20                  201,000
                                                                                                     -----------
                                                                                                     $   384,600
                                                                                                     -----------
                                    Hotels, Resorts & Cruise Lines - 0.3%
    210,000              B+/B3      Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                      $   229,950
                                                                                                     -----------
                                    Restaurants - 0.2%
    150,000              B-/Caa1    Burger King Capital Holdings LLC, 0.0%, 4/15/19 (Step) (144A) (d)$   127,312
                                                                                                     -----------
                                    Education Services - 0.2%
    130,000              CCC-/Caa1  Cambium Learning Group, Inc., 9.75%, 2/15/17                     $   114,400
                                                                                                     -----------
                                    Specialized Consumer Services - 0.4%
    280,000              BB/Ba3     Sotheby's, 5.25%, 10/1/22 (144A)                                 $   271,600
                                                                                                     -----------
                                    Total Consumer Services                                          $ 1,127,862
                                                                                                     -----------
                                    Media - 2.2%
                                    Advertising - 0.2%
    125,000              B-/B3      MDC Partners, Inc., 6.75%, 4/1/20 (144A)                         $   124,688
                                                                                                     -----------
                                    Broadcasting - 1.3%
    200,000              BB-/B1     CCO Holdings LLC, 5.25%, 3/15/21 (144A)                          $   197,000
    250,000              BB-/B1     CCO Holdings LLC, 6.5%, 4/30/21                                      260,625
    125,000              CCC+/Caa2  Intelsat Luxembourg SA, 7.75%, 6/1/21 (144A)                         126,250
    350,000              B+/B2      Quebecor Media, Inc., 5.75%, 1/15/23                                 341,250
                                                                                                     -----------
                                                                                                     $   925,125
                                                                                                     -----------
                                    Cable & Satellite - 0.1%
    115,000              BB/B1      Sirius XM Radio, Inc., 4.625%, 5/15/23 (144A)                    $   106,375
                                                                                                     -----------
                                    Movies & Entertainment - 0.6%
    225,000              B/B3       Live Nation Entertainment, Inc., 7.0%, 9/1/20 (144A)             $   236,531
    180,000              B-/B3      Regal Entertainment Group, 5.75%, 2/1/25                             171,000
                                                                                                     -----------
                                                                                                     $   407,531
                                                                                                     -----------
                                    Total Media                                                      $ 1,563,719
                                                                                                     -----------
                                    Retailing - 0.3%
                                    Distributors - 0.1%
    100,000              BB-/Ba3    LKQ Corp., 4.75%, 5/15/23 (144A)                                 $    95,500
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
16

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Automotive Retail - 0.2%
    105,000              BB-/Ba3    CST Brands, Inc., 5.0%, 5/1/23 (144A)                            $   102,375
                                                                                                     -----------
                                    Total Retailing                                                  $   197,875
                                                                                                     -----------
                                    Food, Beverage & Tobacco - 1.8%
                                    Distillers & Vintners - 0.4%
    145,000              BB+/Ba1    Constellation Brands, Inc., 3.75%, 5/1/21                        $   135,756
    180,000              BB+/Ba1    Constellation Brands, Inc., 4.25%, 5/1/23                            169,875
                                                                                                     -----------
                                                                                                     $   305,631
                                                                                                     -----------
                                    Packaged Foods & Meats - 0.3%
    100,000              B+/B1      B&G Foods, Inc., 4.625%, 6/1/21                                  $    95,500
     95,000              B/B1       Chiquita Brands International, Inc., 7.875%, 2/1/21 (144A)            99,512
                                                                                                     -----------
                                                                                                     $   195,012
                                                                                                     -----------
                                    Tobacco - 1.1%
    770,000              B-/B3      Alliance One International, Inc., 10.0%, 7/15/16                 $   787,325
                                                                                                     -----------
                                    Total Food, Beverage & Tobacco                                   $ 1,287,968
                                                                                                     -----------
                                    Household & Personal Products - 0.3%
                                    Personal Products - 0.3%
    200,000              B/B1       Revlon Consumer Products Corp., 5.75%, 2/15/21 (144A)            $   195,000
                                                                                                     -----------
                                    Total Household & Personal Products                              $   195,000
                                                                                                     -----------
                                    Health Care Equipment & Services - 3.1%
                                    Health Care Equipment - 0.5%
    300,000              B+/B2      Physio-Control International, Inc., 9.875%, 1/15/19 (144A)       $   330,000
                                                                                                     -----------
                                    Health Care Services - 1.3%
    325,000              CCC+/Caa2  Gentiva Health Services, Inc., 11.5%, 9/1/18                     $   334,750
    410,000              CCC+/Caa1  Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)                422,300
    218,225              CCC+/B3    Surgical Care Affiliates, Inc., 8.875%, 7/15/15 (144A)               218,225
                                                                                                     -----------
                                                                                                     $   975,275
                                                                                                     -----------
                                    Health Care Facilities - 1.3%
    100,000              BB/Ba3     Aviv Healthcare Properties LP, 7.75%, 2/15/19                    $   106,750
    350,000              B/B3       Capella Healthcare, Inc., 9.25%, 7/1/17                              371,000
    450,000              B-/B3      Kindred Healthcare, Inc., 8.25%, 6/1/19                              461,250
                                                                                                     -----------
                                                                                                     $   939,000
                                                                                                     -----------
                                    Total Health Care Equipment & Services                           $ 2,244,275
                                                                                                     -----------
                                    Pharmaceuticals, Biotechnology & Life Sciences - 0.6%
                                    Biotechnology - 0.5%
    393,000              B/Caa2     Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                   $   346,822
                                                                                                     -----------
                                    Pharmaceuticals - 0.1%
    120,000              B-/Caa1    Sky Growth Acquisition Corp., 7.375%, 10/15/20 (144A)            $   123,000
                                                                                                     -----------
                                    Total Pharmaceuticals, Biotechnology & Life Sciences             $   469,822
                                                                                                     -----------
                                    Diversified Financials - 1.8%
                                    Other Diversified Financial Services - 1.0%
    265,000       5.35   BB/B1      Citigroup, Inc., Floating Rate Note (Perpetual)                  $   248,438
    250,000       7.35   BB-/NR     Embarcadero Reinsurance, Ltd., Floating Rate Note, 2/13/15
                                    (Cat Bond) (144A)                                                    258,375
    185,000       5.65   BB/Ba1     ING US, Inc., Floating Rate Note, 5/15/53 (144A)                     173,900
                                                                                                     -----------
                                                                                                     $   680,713
                                                                                                     -----------
                                    Specialized Finance - 0.4%
    300,000              B/B1       Oxford Finance LLC, 7.25%, 1/15/18 (144A)                        $   312,000
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Consumer Finance - 0.1%
     65,000              BB-/Ba3    General Motors Financial Co., Inc., 3.25%, 5/15/18 (144A)        $    63,212
     40,000              BB-/Ba3    General Motors Financial Co., Inc., 4.25%, 5/15/23 (144A)             37,250
                                                                                                     -----------
                                                                                                     $   100,462
                                                                                                     -----------
                                    Asset Management & Custody Banks - 0.3%
    200,000              BB+/Ba1    Neuberger Berman Group LLC, 5.875%, 3/15/22 (144A)               $   204,000
                                                                                                     -----------
                                    Total Diversified Financials                                     $ 1,297,175
                                                                                                     -----------
                                    Insurance - 1.7%
                                    Insurance Brokers - 0.5%
    250,000              CCC+/Caa2  HUB International, Ltd., 8.125%, 10/15/18 (144A)                 $   260,000
    150,000              CCC/Caa2   Onex USI Acquisition Corp., 7.75%, 1/15/21 (144A)                    147,750
                                                                                                     -----------
                                                                                                     $   407,750
                                                                                                     -----------
                                    Life & Health Insurance - 0.3%
    200,000              B+/B1      Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21 (144A)   $   194,000
                                                                                                     -----------
                                    Reinsurance - 0.9%
    250,000       5.75   BB/NR      Foundation Re III, Ltd., Floating Rate Note, 2/3/14 (Cat Bond)
                                    (144A)                                                           $   249,275
    125,000              NR/NR      Pangaea Re, 0.0%, 10/1/15 (Cat Bond) (d)                             126,600
    250,000      12.75   NR/NR      Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16
                                    (Cat Bond) (144A)                                                    265,000
                                                                                                     -----------
                                                                                                     $   640,875
                                                                                                     -----------
                                    Total Insurance                                                  $ 1,242,625
                                                                                                     -----------
                                    Real Estate - 1.4%
                                    Diversified REIT - 0.5%
    375,000              B/Ba3      CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                   $   374,062
                                                                                                     -----------
                                    Mortgage REITs - 0.1%
     50,000              B+/B3      iStar Financial, Inc., 3.875%, 7/1/16                            $    48,000
     50,000              B+/B3      iStar Financial, Inc., 4.875%, 7/1/18                                 47,000
                                                                                                     -----------
                                                                                                     $    95,000
                                                                                                     -----------
                                    Specialized REIT - 0.2%
    159,000              BB-/B1     Sabra Health Care LP, 8.125%, 11/1/18                            $   170,528
                                                                                                     -----------
                                    Real Estate Operating Companies - 0.6%
    410,000              B/B3       Forest City Enterprises, Inc., 6.5%, 2/1/17                      $   401,800
                                                                                                     -----------
                                    Total Real Estate                                                $ 1,041,390
                                                                                                     -----------
                                    Software & Services - 1.5%
                                    Internet Software & Services - 0.5%
    365,000              BB/B1      j2 Global, Inc., 8.0%, 8/1/20                                    $   381,425
                                                                                                     -----------
                                    Data Processing & Outsourced Services - 0.6%
     89,000              B-/Caa1    First Data Corp., 12.625%, 1/15/21                               $    94,118
     50,000              B+/B1      First Data Corp., 7.375%, 6/15/19 (144A)                              51,375
     89,000              B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)                               90,780
    200,000              BB/Ba3     WEX, Inc., 4.75%, 2/1/23 (144A)                                      189,000
                                                                                                     -----------
                                                                                                     $   425,273
                                                                                                     -----------
                                    Systems Software - 0.4%
    300,226              NR/NR      Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A) (PIK)             $   288,217
                                                                                                     -----------
                                    Total Software & Services                                        $ 1,094,915
                                                                                                     -----------
                                    Technology Hardware & Equipment - 2.1%
                                    Communications Equipment - 0.5%
    410,000              BB+/B1     Brocade Communications Systems, Inc., 4.625%, 1/15/23 (144A)     $   385,400
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
18

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Computer Hardware - 0.3%
    210,000              BB/Ba3     NCR Corp., 5.0%, 7/15/22                                         $   202,650
                                                                                                     -----------
                                    Computer Storage & Peripherals - 0.6%
    475,000              BB+/Ba1    Seagate HDD Cayman, 4.75%, 6/1/23 (144A)                         $   442,938
                                                                                                     -----------
                                    Electronic Equipment Manufacturers - 0.5%
    325,000              BB-/B1     Viasystems, Inc., 7.875%, 5/1/19 (144A)                          $   342,875
                                                                                                     -----------
                                    Electronic Manufacturing Services - 0.2%
     50,000              BB+/Ba1    Flextronics International, Ltd., 4.625%, 2/15/20 (144A)          $    48,500
     80,000              BB+/Ba1    Flextronics International, Ltd., 5.0%, 2/15/23 (144A)                 77,400
                                                                                                     -----------
                                                                                                     $   125,900
                                                                                                     -----------
                                    Total Technology Hardware & Equipment                            $ 1,499,763
                                                                                                     -----------
                                    Telecommunication Services - 4.6%
                                    Integrated Telecommunication Services - 4.3%
    150,000              BB/Ba2     CenturyLink, Inc., 6.45%, 6/15/21                                $   156,375
    250,000              B/B1       Cincinnati Bell, Inc., 8.25%, 10/15/17                               260,625
    389,000              B/B1       Cincinnati Bell, Inc., 8.375%, 10/15/20                              399,698
    731,000              BB-/Ba2    Frontier Communications Corp., 8.75%, 4/15/22                        796,790
    200,000              BB-/Ba2    Frontier Communications Corp., 9.25%, 7/1/21                         228,500
    105,000              BB-/B1     tw telecom holdings, inc., 5.375%, 10/1/22                           104,212
    230,000              NR/B1      Windstream Corp., 6.375%, 8/1/23                                     215,050
    405,000              B/B1       Windstream Corp., 7.5%, 6/1/22                                       413,100
    500,000              B/B1       Windstream Corp., 7.75%, 10/15/20                                    517,500
                                                                                                     -----------
                                                                                                     $ 3,091,850
                                                                                                     -----------
                                    Wireless Telecommunication Services - 0.3%
    225,000              B/B3       Intelsat Jackson Holdings SA, 7.25%, 4/1/19                      $   235,406
                                                                                                     -----------
                                    Total Telecommunication Services                                 $ 3,327,256
                                                                                                     -----------
                                    Utilities - 1.8%
                                    Independent Power Producers & Energy Traders - 1.8%
    330,000              BB-/Ba3    AES Corp. Virginia, 4.875%, 5/15/23                              $   307,725
    450,000              BB-/B1     NRG Energy, Inc., 6.625%, 3/15/23 (144A)                             450,000
    555,000              BB-/B1     NRG Energy, Inc., 7.625%, 5/15/19                                    579,975
                                                                                                     -----------
                                                                                                     $ 1,337,700
                                                                                                     -----------
                                    Total Utilities                                                  $ 1,337,700
                                                                                                     -----------
                                    TOTAL CORPORATE BONDS
                                    (Cost $42,903,340)                                               $42,225,911
                                                                                                     -----------
                                    SENIOR FLOATING RATE LOAN INTERESTS - 4.9%**
                                    Energy - 0.3%
                                    Oil & Gas Exploration & Production - 0.3%
    200,000       6.00   B/B1       Samson Investment Co., Initial Term Loan (Second Lien), 9/10/16  $   200,000
                                                                                                     -----------
                                    Total Energy                                                     $   200,000
                                                                                                     -----------
                                    Automobiles & Components - 0.3%
                                    Auto Parts & Equipment - 0.3%
    176,357       5.00   B+/B2      HHI Holdings LLC, Additional Term Loan, 10/5/18                  $   178,341
     59,700       5.00   B+/B1      Metaldyne Corp., USD Term Loan, 12/19/18                              59,849
                                                                                                     -----------
                                                                                                     $   238,190
                                                                                                     -----------
                                    Total Automobiles & Components                                   $   238,190
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Consumer Durables & Apparel - 0.1%
                                    Housewares & Specialties - 0.1%
     63,181       5.25   B+/B1      Yankee Candle Co., Inc., Initial Term Loan, 3/2/19               $    63,392
                                                                                                     -----------
                                    Total Consumer Durables & Apparel                                $    63,392
                                                                                                     -----------
                                    Consumer Services - 0.6%
                                    Hotels, Resorts & Cruise Lines - 0.4%
    296,250       4.75   NR/Ba2     Seven Seas Cruises S de RL LLC, Term B-1 Loan, 12/21/18          $   296,435
                                                                                                     -----------
                                    Restaurants - 0.2%
    162,319       4.75   BB-/Ba3    Landry's, Inc., B Term Loan, 3/22/18                             $   162,758
                                                                                                     -----------
                                    Total Consumer Services                                          $   459,193
                                                                                                     -----------
                                    Media - 0.1%
                                    Broadcasting - 0.1%
     39,873       4.50   B+/B2      Univision Communications, Inc., 2013 Converted Extended
                                    First-Lien Term Loan, 2/22/20                                    $    39,581
                                                                                                     -----------
                                    Total Media                                                      $    39,581
                                                                                                     -----------
                                    Retailing - 0.5%
                                    Automotive Retail - 0.5%
    382,200       4.25   BB/NR      Chrysler Group LLC, Term Loan B (2013), 5/24/17                  $   384,280
                                                                                                     -----------
                                    Total Retailing                                                  $   384,280
                                                                                                     -----------
                                    Food & Staples Retailing - 0.2%
                                    Food Distributors - 0.2%
    149,625       5.75   B/B1       AdvancePierre Foods, Term Loan (First Lien), 6/17/17             $   150,810
                                                                                                     -----------
                                    Total Food & Staples Retailing                                   $   150,810
                                                                                                     -----------
                                    Household & Personal Products - 0.3%
                                    Personal Products - 0.3%
    187,630       4.25   B/Ba3      Monotronics International, Inc., Term B Loan, 3/23/18            $   188,450
                                                                                                     -----------
                                    Total Household & Personal Products                              $   188,450
                                                                                                     -----------
                                    Health Care Equipment & Services - 0.4%
                                    Health Care Services - 0.4%
    323,754       6.50   B+/B1      Gentiva Health Services, Inc., Term B1 Term Loan, 2/22/16        $   325,508
                                                                                                     -----------
                                    Total Health Care Equipment & Services                           $   325,508
                                                                                                     -----------
                                    Diversified Financials - 0.8%
                                    Other Diversified Financial Services - 0.3%
    113,852       4.75   B/B1       WideOpenWest Finance LLC, Term B Loan, 3/27/19                   $   114,315
    123,674       5.25   BB/Ba3     WorldPay, Facility B2A Term Loan, 8/6/17                             124,695
                                                                                                     -----------
                                                                                                     $   239,010
                                                                                                     -----------
                                    Consumer Finance - 0.5%
     27,134       5.50   B/B3       Springleaf Finance Corp., Initial Term Loan, 5/28/17             $    27,206
    305,000       5.75   B+/B1      Tower Automotive Holdings USA LLC, Initial Term Loan, 4/17/20        306,525
                                                                                                     -----------
                                                                                                     $   333,731
                                                                                                     -----------
                                    Total Diversified Financials                                     $   572,741
                                                                                                     -----------
                                    Insurance - 0.4%
                                    Insurance Brokers - 0.4%
    264,780       3.70   B+/B1      HUB International Holdings, Inc., Term Loan, 6/13/17             $   265,300
                                                                                                     -----------
                                    Total Insurance                                                  $   265,300
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
20

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                         S&P/
  Principal   Floating   Moody's
 Amount ($)   Rate (b)   Ratings                                                                     Value
                                    Software & Services - 0.1%
                                    Application Software - 0.1%
     60,828       8.50   B-/Ba3     Expert Global Solutions, Inc., Term B Advance
                                    (First Lien), 3/13/18                                            $    61,665
     49,246       4.25   NR/B1      Vertafore, Inc., Term Loan (2013), 10/20/19                           49,389
                                                                                                     -----------
                                                                                                     $   111,054
                                                                                                     -----------
                                    Total Software & Services                                        $   111,054
                                                                                                     -----------
                                    Technology Hardware & Equipment - 0.0%+
                                    Electronic Components - 0.0%+
     31,148       2.45   BB+/Ba2    Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14    $    31,200
      2,869       2.45   BB+/Ba2    Flextronics Semiconductor, Ltd., A-1-A Delayed Draw
                                    Loan, 10/1/14                                                          2,874
                                                                                                     -----------
                                                                                                     $    34,074
                                                                                                     -----------
                                    Total Technology Hardware & Equipment                            $    34,074
                                                                                                     -----------
                                    Semiconductors & Semiconductor Equipment - 0.3%
                                    Semiconductor Equipment - 0.3%
    200,553       4.50   BB-/B1     Aeroflex, Inc., Tranche B-1 Term Loan, 11/24/19                  $   201,305
                                                                                                     -----------
                                    Total Semiconductors & Semiconductor Equipment                   $   201,305
                                                                                                     -----------
                                    Utilities - 0.5%
                                    Electric Utilities - 0.5%
    478,222       4.72   CCC/Caa3   Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan
                                    (Extending), 10/10/17                                            $   336,190
                                                                                                     -----------
                                    Total Utilities                                                  $   336,190
                                                                                                     -----------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $3,601,314)                                                $ 3,570,068
                                                                                                     -----------
    Shares
                                    RIGHTS / WARRANTS - 0.0%+
                                    Energy - 0.0%+
                                    Oil & Gas Equipment & Services - 0.0%+
         75                         Green Field Energy Services, Inc. (144A)                         $     4,500
                                                                                                     -----------
                                    Total Energy                                                     $     4,500
                                                                                                     -----------
                                    Automobiles & Components - 0.0%+
                                    Auto Parts & Equipment - 0.0%+
         70                         Lear Corp., 11/9/14                                              $     8,138
                                                                                                     -----------
                                    Total Automobiles & Components                                   $     8,138
                                                                                                     -----------
                                    TOTAL RIGHTS / WARRANTS
                                    (Cost $6,780)                                                    $    12,638
                                                                                                     -----------
  Principal
 Amount ($)
                                    TEMPORARY CASH INVESTMENTS - 1.1%
                                    Repurchase Agreement - 1.1%
    825,000              NR/Aaa     Bank of Nova Scotia, Inc., 0.15%, dated 6/28/13, repurchase price of $825,000 plus accrued interest on 7/1/13
                                    collateralized by $841,511 Freddie Mac Giant, 4.0%, 1/1/42       $   825,000
                                                                                                     -----------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $825,000)                                                  $   825,000
                                                                                                     -----------
                                    TOTAL INVESTMENT IN SECURITIES - 97.6%
                                    (Cost $68,043,635) (a)                                           $70,808,023
                                                                                                     -----------
                                    OTHER ASSETS & LIABILITIES - 2.4%                                $ 1,707,722
                                                                                                     -----------
                                    TOTAL NET ASSETS - 100.0%                                        $72,515,745
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

*            Non-income producing security.

+            Amount rounds to less than 0.05%.

NR           Not rated by either S&P or Moody's.

WR           Withdrawn rating.

PIK          Represents a pay-in-kind security.

REIT         Real Estate Investment Trust

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual)  Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2013, the value of these securities amounted to $20,055,136 or 27.7% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $68,291,881 was as follows:

               Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                        $ 6,571,470

               Aggregate gross unrealized loss for all investments in which
                 there is an excess of tax cost over value                         (4,055,328)
                                                                                  -----------
               Net unrealized gain                                                $ 2,516,142
                                                                                  ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)          Security is in default and is non-income producing.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $21,691,209 and $18,530,863, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                                              Level 1        Level 2        Level 3        Total
Convertible Corporate Bonds                 $        --    $12,646,973    $        --    $12,646,973
Preferred Stocks                                621,408             --             --        621,408
Convertible Preferred Stocks                  2,134,218             --             --      2,134,218
Common Stocks                                 7,991,544             --             --      7,991,544
Asset Backed Securities                              --        111,802             --        111,802
Collateralized Mortgage Obligations                  --        668,461             --        668,461
Corporate Bonds                                      --     42,225,911             --     42,225,911
Senior Floating Rate Loan Interests                  --      3,570,068             --      3,570,068
Warrants                                             --         12,638             --         12,638
Repurchase Agreements                                --        825,000             --        825,000
                                            -----------    -----------    -----------    -----------
Total                                       $10,747,170    $60,060,853    $        --    $70,808,023
                                            ===========    ===========    ===========    ===========

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.
22

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended                    Year Ended
                                                            6/30/13      Year Ended    12/31/11    Year Ended  Year Ended Year Ended
                                                           (unaudited)    12/31/12  (Consolidated)  12/31/10    12/31/09   12/31/08
Class I
Net asset value, beginning of period                       $ 10.47       $  9.92     $ 10.64        $  9.53     $  6.46    $ 11.05
                                                           -------       -------     -------        -------     -------    -------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.25       $  0.56     $  0.59        $  0.59     $  0.61    $  0.67
   Net realized and unrealized gain (loss) on investments     0.26          0.96       (0.75)          1.07        3.10      (4.36)
                                                           -------       -------     -------        -------     -------    -------
     Net increase (decrease) from investment operations    $  0.51       $  1.52     $ (0.16)       $  1.66     $  3.71    $ (3.69)
Distributions to shareowners:
   Net investment income                                     (0.28)        (0.57)      (0.56)         (0.55)      (0.64)     (0.67)
   Net realized gain                                         (0.62)        (0.40)         --             --          --      (0.23)
                                                           -------       -------     -------        -------     -------    -------
     Net increase (decrease) in net asset value            $ (0.39)      $  0.55     $ (0.72)       $  1.11     $  3.07    $ (4.59)
                                                           -------       -------     -------        -------     -------    -------
Net asset value, end of period                             $ 10.08       $ 10.47     $  9.92        $ 10.64     $  9.53    $  6.46
                                                           =======       =======     =======        =======     =======    =======
Total return*                                                 4.87%        16.08%      (1.68)%        18.04%      60.49%    (35.43)%
Ratio of total expenses to average net assets+                0.82%**       0.86%       0.82%          0.81%       0.80%      0.83%
Ratio of net investment income to average net assets+         4.87%**       5.39%       5.47%          5.98%       7.58%      7.00%
Portfolio turnover rate                                         51%**         44%         43%            33%         41%        36%
Net assets, end of period (in thousands)                   $62,191       $59,937     $58,084        $71,180     $73,517    $43,923


+     Ratios assuming no reduction for fees paid indirectly.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended                 Year Ended
                                                             6/30/13    Year Ended   12/31/11     Year Ended  Year Ended  Year Ended
                                                           (unaudited)   12/31/12  (Consolidated)  12/31/10    12/31/09    12/31/08
Class II
Net asset value, beginning of period                       $ 10.42       $  9.88     $ 10.61      $  9.51     $  6.45      $ 11.04
                                                           -------       -------     -------      -------     -------      -------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.25       $  0.54     $  0.55      $  0.54     $  0.61      $  0.65
   Net realized and unrealized gain (loss) on investments     0.24          0.94       (0.75)        1.08        3.07        (4.36)
                                                           -------       -------     -------      -------     -------      -------
     Net increase (decrease) from investment operations    $  0.49       $  1.48     $ (0.20)     $  1.62     $  3.68      $ (3.71)
Distributions to shareowners:
   Net investment income                                     (0.26)        (0.54)      (0.53)       (0.52)      (0.62)       (0.65)
   Net realized gain                                         (0.62)        (0.40)         --           --          --        (0.23)
                                                           -------       -------     -------      -------     -------      -------
     Net increase (decrease) in net asset value            $ (0.39)      $  0.54     $ (0.73)     $  1.10     $  3.06      $ (4.59)
                                                           -------       -------     -------      -------     -------      -------
Net asset value, end of period                             $ 10.03       $ 10.42     $  9.88      $ 10.61     $  9.51      $  6.45
                                                           =======       =======     =======      =======     =======      =======
Total return*                                                 4.75%        15.73%      (2.04)%      17.67%      60.03%      (35.63)%
Ratio of total expenses to average net assets+                1.08%**       1.12%       1.07%        1.04%       1.05%        1.08%
Ratio of net investment income to average net assets+         4.57%**       5.10%       5.18%        5.67%       7.24%        6.65%
Portfolio turnover rate                                         51%**         44%         43%          33%         41%          36%
Net assets, end of period (in thousands)                   $10,325       $13,124     $14,696      $15,582     $65,631      $33,797

+     Ratios assuming no reduction for fees paid indirectly.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.
24

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $68,043,635)                        $70,808,023
  Receivables --
     Investment securities sold                                        1,704,746
     Portfolio shares sold                                                59,444
     Interest                                                            852,454
     Dividends                                                            50,236
                                                                     -----------
        Total assets                                                 $73,474,903
                                                                     -----------

LIABILITIES:
  Payables --
     Investment securities purchased                                 $   381,292
     Portfolio shares repurchased                                         40,646
  Due to custodian                                                       496,785
  Due to affiliates                                                        6,704
  Accrued expenses                                                        33,731
                                                                     -----------
        Total liabilities                                            $   959,158
                                                                     -----------

NET ASSETS:
  Paid-in capital                                                    $66,589,152
  Undistributed net investment income                                    403,159
  Accumulated net realized gain on investments                         2,759,046
  Net unrealized gain on investments                                   2,764,388
                                                                     -----------
        Total net assets                                             $72,515,745
                                                                     ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $62,190,618/6,170,753 shares)                    $     10.08
                                                                     ===========
  Class II (based on $10,325,127/1,029,739 shares)                   $     10.03
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/13

INVESTMENT INCOME:
  Interest                                                            $  1,998,561
  Dividends (net of foreign taxes withheld of $1,263)                      137,096
                                                                      ------------
        Total investment income                                                      $  2,135,657
                                                                                     ------------


EXPENSES:
  Management fees                                                     $    244,308
  Transfer agent fees
     Class I                                                                   689
     Class II                                                                  689
  Distribution fees
     Class II                                                               16,523
  Administrative reimbursements                                             16,233
  Custodian fees                                                             6,976
  Professional fees                                                         21,558
  Printing expense                                                           6,222
  Fees and expenses of nonaffiliated Trustees                                3,323
  Miscellaneous                                                              7,887
                                                                      ------------
     Total expenses                                                                  $    324,408
                                                                                     ------------
        Net investment income                                                        $  1,811,249
                                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, BRIDGE
LOAN COMMITMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                      $  2,780,151
     Other assets and liabilities denominated in foreign currencies        (18,540)  $  2,761,611
                                                                      ------------   ------------
  Change in net unrealized gain (loss) on:
     Investments                                                      $ (1,028,895)
     Bridge loan commitments                                                (7,605)  $ (1,036,500)
                                                                      ------------   ------------
  Net gain on investments                                                            $  1,725,111
                                                                                     ------------
  Net increase in net assets resulting from operations                               $  3,536,360
                                                                                     ============

   The accompanying notes are an integral part of these financial statements.
26

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Six Months
                                                                                         Ended
                                                                                        6/30/13      Year Ended
                                                                                      (unaudited)     12/31/12
FROM OPERATIONS:
Net investment income                                                                 $  1,811,249   $  4,148,591
Net realized gain on investments and foreign currency transactions                       2,761,611      4,366,073
Change in net unrealized gain (loss) on investments and bridge loan commitments         (1,036,500)     2,659,954
                                                                                      ------------   ------------
     Net increase in net assets resulting from operations                             $  3,536,360   $ 11,174,618
                                                                                      ------------   ------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.28 and $0.57 per share, respectively)                                   $ (1,627,420)  $ (3,498,995)
  Class II ($0.26 and $0.54 per share, respectively)                                      (329,158)      (735,726)
Net realized gain:
  Class I ($0.62 and $0.40 per share, respectively)                                     (3,610,145)    (2,584,745)
  Class II ($0.62 and $0.40 per share, respectively)                                      (666,059)      (443,501)
                                                                                      ------------   ------------
     Total distributions to shareowners                                               $ (6,232,782)  $ (7,262,967)
                                                                                      ------------   ------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $  8,993,656   $ 25,377,554
Reinvestment of distributions                                                            6,214,982      7,262,967
Cost of shares repurchased                                                             (13,057,177)   (36,270,693)
                                                                                      ------------   ------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions   $  2,151,461   $ (3,630,172)
                                                                                      ------------   ------------
  Net increase (decrease) in net assets                                               $   (544,961)  $    281,479
NET ASSETS:
Beginning of period                                                                     73,060,706     72,779,227
                                                                                      ------------   ------------
End of period                                                                         $ 72,515,745   $ 73,060,706
                                                                                      ============   ============
Undistributed net investment income                                                   $    403,159   $    548,488
                                                                                      ============   ============

                                     '13 Shares   '13 Amount
                                     (unaudited)  (unaudited)      '12 Shares      '12 Amount
CLASS I
Shares sold                           542,452     $  5,872,335       1,514,223     $ 15,716,551
Reinvestment of distributions         506,872        5,222,154         602,680        6,083,740
Less shares repurchased              (604,100)      (6,504,457)     (2,247,002)     (23,321,443)
                                    ---------     ------------     -----------     ------------
     Net increase (decrease)          445,224     $  4,590,032        (130,099)    $ (1,521,152)
                                    =========     ============     ===========     ============
CLASS II
Shares sold                           290,135     $  3,121,321         922,394     $  9,661,003
Reinvestment of distributions          96,690          992,828         117,046        1,179,227
Less shares repurchased              (617,083)      (6,552,720)     (1,266,163)     (12,949,250)
                                    ---------     ------------     -----------     ------------
     Net decrease                    (230,258)    $ (2,438,571)       (226,723)    $ (2,109,020)
                                    =========     ============     ===========     ============

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.


B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges during the six months ended June 30, 2013.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    The tax character of current year distributions payable will be determined at the end of the Portfolio's taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                          2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $4,234,721
Long-term capital gain                                                 3,028,246
                                                                      ----------
   Total distributions                                                $7,262,967
                                                                      ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                         $1,392,367
Undistributed long-term gain                                           3,678,006
Net unrealized gain                                                    3,552,642
                                                                      ----------
   Total                                                              $8,623,015
                                                                      ==========

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds and interest on defaulted bonds.

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the Portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    During the six months ended June 30, 2013, there were no open credit default swap contracts.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended June 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,302 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $111 in transfer agent fees payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $291 in distribution fees payable to PFD at June 30, 2013.

5. Bridge Loan Commitments

As of June 30, 2013, the Portfolio had bridge loan commitments of $500,000, which could be extended at the option of the borrower, pursuant to the following loan agreements:

---------------------------------------------------------------------------------------------
Loan                                   Principal     Cost        Value       Unrealized Gain
---------------------------------------------------------------------------------------------
Gardner Denver, Inc., Bridge Loan      500,000       $500,000    $500,000    $ --
---------------------------------------------------------------------------------------------
   Total                                                                     $ --
---------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                           Trustees
John F. Cogan, Jr., President*                     Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President      David R. Bock
Mark E. Bradley, Treasurer**                       John F. Cogan, Jr.
Christopher J. Kelley, Secretary                   Benjamin M. Friedman
                                                   Margaret B.W. Graham
                                                   Daniel K. Kingsbury
                                                   Marguerite A. Piret
                                                   Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19622-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Ibbotson Growth Allocation VCT Portfolio -- Class II Shares Pioneer Ibbotson Moderate Allocation VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

  Pioneer Ibbotson Moderate Allocation VCT
     Portfolio -- Portfolio and Performance Update                             2

  Pioneer Ibbotson Growth Allocation VCT
     Portfolio -- Portfolio and Performance Update                             3

  Comparing Ongoing Portfolio Expenses                                         4

  Market Overview and Strategy                                                 6

  Portfolio Reviews                                                            9

  Schedule of Investments                                                     10

  Financial Statements                                                        14

  Notes to Financial Statements                                               22

  Trustees, Officers and Service Providers                                    28

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Ibbotson Moderate Allocation            PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                           60%
Fixed-Income                                     40%

Actual Asset Allocations
of Underlying Funds


International Stocks                                                       16.0%
--------------------------------------------------------------------------------
Short Term Bonds                                                           13.9
--------------------------------------------------------------------------------
Bonds                                                                      12.1
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                                    10.8
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 8.6
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                      8.3
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  6.8
--------------------------------------------------------------------------------
Emerging Markets                                                            5.9
--------------------------------------------------------------------------------
High-Yield Bonds                                                            5.1
--------------------------------------------------------------------------------
Senior Floating Rate Notes                                                  2.8
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.3
--------------------------------------------------------------------------------
Emerging Market Bonds                                                       2.1
--------------------------------------------------------------------------------
International Bonds                                                         2.1
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         1.7
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.5
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

--------------------------------------------------------------------------------
  1.  Pioneer Short Term Income Fund Class Y                              11.58%
--------------------------------------------------------------------------------
  2.  Pioneer Bond Fund Class Y                                           11.30
--------------------------------------------------------------------------------
  3.  Pioneer Disciplined Value Fund Class Y                               6.40
--------------------------------------------------------------------------------
  4.  Pioneer Mid Cap Value Fund Class Y                                   5.42
--------------------------------------------------------------------------------
  5.  INVESCO International Growth Fund Class R5                           5.22
--------------------------------------------------------------------------------
  6.  Pioneer Global High Yield Fund Class Y                               5.19
--------------------------------------------------------------------------------
  7.  Pioneer International Value Fund Class Y                             3.37
--------------------------------------------------------------------------------
  8.  BlackRock Global SmallCap Fund Institutional Class                   3.33
--------------------------------------------------------------------------------
  9.  Pioneer Global Equity Fund Class Y                                   3.25
--------------------------------------------------------------------------------
 10.  Pioneer Fund Class Y                                                 3.18

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  6/30/13             12/31/12
Class I                                     $11.34              $11.07
Class II                                    $11.35              $11.07

                                Net
Distributions per Share         Investment      Short-Term        Long-Term
(1/1/13 - 6/30/13)              Income          Capital Gains     Capital Gains
Class I                         $0.3043         $ -               $ -
Class II                        $0.2762         $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Ibbotson             Pioneer Ibbotson
                 Moderate Allocation          Moderate Allocation                                 Barclays Aggregate
                 VCT Portfolio -- Class I     VCT Portfolio -- Class II       S&P 500 Index       Bond Index
3/31/2005        $  10,000                    $  10,000                       $  10,000           $  10,000
6/30/2005        $  10,111                    $  10,111                       $  10,137           $  10,301
6/30/2006        $  10,912                    $  10,912                       $  11,011           $  10,218
6/30/2007        $  12,542                    $  12,521                       $  13,276           $  10,843
6/30/2008        $  11,713                    $  11,661                       $  11,535           $  11,616
6/30/2009        $   9,549                    $   9,509                       $   8,514           $  12,318
6/30/2010        $  11,130                    $  11,046                       $   9,742           $  13,488
6/30/2011        $  13,577                    $  13,445                       $  12,731           $  14,014
6/30/2012        $  13,390                    $  13,237                       $  13,422           $  15,062
6/30/2013        $  14,994                    $  14,785                       $  16,184           $  14,958

The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                        Class I                        Class II*
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)*                 4.95%                          4.77%
5 Years                                  5.06                           4.86
1 Year                                  11.98                          11.70

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06. The performance shown for Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Growth Allocation              PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Equity                                             70%
Fixed-Income                                       30%

Actual Asset Allocations
of Underlying Funds

International Stocks                                                       20.1%
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                                    11.3
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                10.5
--------------------------------------------------------------------------------
Short Term Bonds                                                           10.2
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                      9.4
--------------------------------------------------------------------------------
Emerging Markets                                                            8.8
--------------------------------------------------------------------------------
Bonds                                                                       7.8
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  7.3
--------------------------------------------------------------------------------
High-Yield Bonds                                                            3.0
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         2.8
--------------------------------------------------------------------------------
Senior Floating Rate Notes                                                  2.0
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    2.0
--------------------------------------------------------------------------------
International Bonds                                                         1.8
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.7
--------------------------------------------------------------------------------
Emerging Markets Bonds                                                      1.3
--------------------------------------------------------------------------------


Ten Largest Holdings (Based on total portfolio)*

--------------------------------------------------------------------------------
  1.  Pioneer Short Term Income Fund Class Y                               8.53%
--------------------------------------------------------------------------------
  2.  Pioneer Bond Fund Class Y                                            8.00
--------------------------------------------------------------------------------
  3.  Pioneer Disciplined Value Fund Class Y                               7.73
--------------------------------------------------------------------------------
  4.  Pioneer International Value Fund Class Y                             6.10
--------------------------------------------------------------------------------
  5.  Pioneer Mid Cap Value Fund Class Y                                   5.96
--------------------------------------------------------------------------------
  6.  INVESCO International Growth Fund Class R5                           5.04
--------------------------------------------------------------------------------
  7.  Pioneer Global Equity Fund Class Y                                   4.25
--------------------------------------------------------------------------------
  8.  Pioneer Emerging Markets Fund Class Y                                4.19
--------------------------------------------------------------------------------
  9.  Pioneer Equity Income Fund Class Y                                   3.63
--------------------------------------------------------------------------------
 10.  BlackRock Value Opportunities Fund Institutional Class               3.49

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                6/30/13                   12/31/12
Class II                                  $11.62                    $11.17

                              Net
Distributions per Share       Investment      Short-Term         Long-Term
(1/1/13 - 6/30/13)            Income          Capital Gains      Capital Gains
Class II                      $0.2203         $ -                $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                    Pioneer Ibbotson Growth                       Barclays Aggregate
                    Allocation VCT Portfolio    S&P 500 Index     Bond Index
3/31/2005           $  10,000                   $  10,000         $  10,000
6/30/2005           $  10,161                   $  10,137         $  10,301
6/30/2006           $  11,180                   $  11,011         $  10,218
6/30/2007           $  13,085                   $  13,276         $  10,843
6/30/2008           $  11,905                   $  11,535         $  11,616
6/30/2009           $   9,229                   $   8,514         $  12,318
6/30/2010           $  10,729                   $   9,742         $  13,488
6/30/2011           $  13,400                   $  12,731         $  14,014
6/30/2012           $  13,005                   $  13,422         $  15,062
6/30/2013           $  14,696                   $  16,184         $  14,958

The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
Net Asset Value                                                         Class II
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)                                                    4.64%
5 Years                                                                    4.30
1 Year                                                                    13.00

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer  Ibbotson  Moderate  Allocation         PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                               I               II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                     $1,000.00        $1,000.00
Ending Account Value on 6/30/13                       $1,052.00        $1,050.40
Expenses Paid During Period*                          $    5.39        $    6.61

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.06% for Class I shares and 1.30% for Class II shares. These combined totals were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                   $1,000.00          $1,000.00
Ending Account Value on 6/30/13                     $1,019.54          $1,018.35
Expenses Paid During Period*                        $    5.31          $    6.51

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.06% for Class I shares and 1.30% for Class II shares. These combined totals were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Pioneer  Ibbotson  Growth  Allocation           PIONEER VARIABLE CONTRACTS TRUST
VCT  Portfolio

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                                                II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                                      $1,000.00
Ending Account Value on 6/30/13                                        $1,060.20
Expenses Paid During Period*                                           $    6.79

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.33% for Class II shares. These combined totals were multiplied by the average account value over the period and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                                                II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                                      $1,000.00
Ending Account Value on 6/30/13                                        $1,018.20
Expenses Paid During Period*                                           $    6.66

* Expenses are equal to the Portfolio's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.33% for Class II shares. These combined totals were multiplied by the average account value over the period and then multiplied by 181/365 (to reflect the one-half year period) to calculate the "Expenses Paid During Period" in the table above.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

Each portfolio in the Ibbotson Asset Allocation Series VCT is a "fund-of-funds" which seeks to achieve its investment objectives by investing in other funds, rather than direct positions in securities. In addition to the Portfolio's operating expenses, investors will indirectly bear the operating expenses of investments in any underlying funds. The Portfolio's performance depends on the adviser's skill in determining the strategic asset allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Each of the underlying funds has its own investment risks. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets are subject to additional risks, including that they may be less liquid and more volatile than U.S. markets; these risks may be magnified in emerging markets. Some of the underlying funds can invest in high-yield securities and/or small/emerging growth companies, which are generally subject to greater volatility than higher-grade securities and/or more-established companies.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brian Huckstep, CFA, portfolio manager at Ibbotson Associates, Inc., sub-adviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios during the six months ended June 30, 2013.

Q: How would you characterize the economic and market backdrop during the six months ended June 30, 2013?

A: For much of the period, markets appeared unfazed by the general political dysfunction and underlying structural issues confronting the global economy. The U.S. economy surprised to the upside, despite a tax hike at the beginning of the year and spending cuts forced by the budget "sequestration" that began taking effect in early March. Domestic economic highlights during the period included positive news on consumer spending, hiring and business investment. In Europe, the sovereign-debt crisis continued to be papered over, although problems in Cyprus that developed in March served as a warning to policymakers that much heavy lifting remained to be done before the euro zone's problems could be considered to be fully under control.

    With regard to monetary policy, the U.S. Federal Reserve (the Fed) continued to pursue measures designed to maintain extraordinarily low domestic interest rates, and central banks in Europe and Japan followed suit. Despite the high levels of monetary accommodation, inflation remained modest during the period.

    As the period progressed and economic data continued to be encouraging, markets increasingly began speculating over the extent to which the Fed would maintain its level of policy support. As a result of such speculation, interest rates began to trend higher and stocks began to slide. The anxiety reached a pinnacle in late June as Fed Chairman Bernanke confirmed earlier comments to the effect that the stabilizing U.S. economy might soon permit a "tapering" of the central bank's long-term bond purchases, though he later stated that any such drawing back of quantitative easing would be dependent on future economic data releases. Foreign stocks also were affected by recessionary data coming from the euro zone. As the period drew to a close, stock prices rebounded to a degree as investors seemed to put the likely extent and effects of any shift in Fed policy into perspective.

    For the full six-month period, the U.S. equity market, as measured by the Standard & Poor's 500 Index, returned 13.82% and easily outperformed international equities, which returned 4.10% as measured by the Morgan Stanley Capital International Europe, Far East, Australasia ND Index. Within the U.S. market, while all major equity categories provided double-digit positive returns during the period, small-capitalization stocks outperformed their large-cap counterparts, and value stocks outperformed growth stocks.

    Bonds returned -2.44% during the six-month period, as measured by the Barclays Aggregate Bond Index.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

Q: What were the considerations and tactical shifts that you applied to the two Pioneer Ibbotson VCT portfolios when allocating assets during the six months ended June 30, 2013, and how did those allocations affect the portfolios' performance?

A: During the six-month period, our tactical emphases within the portfolios continued to be defensive, and that positioning detracted from relative performance.

    Throughout the period, we maintained an underweight to equities within the portfolios, relative to our long-term targets. The positioning was initially driven by our concerns over the subpar U.S. recovery as well as the ongoing difficulties in Europe. We have maintained the portfolios' overall underweight to equities in view of what appears to be a softening in company fundamentals, combined with what are, in our view, excessive valuations. Within domestic equities, the portfolios are overweight to large caps versus both small caps and real estate investment trusts (REITs), reflecting our view that large-cap stocks, in general, are in the best position to weather an uncertain economic climate and a potential lowering of earnings expectations. While underweighting REITs proved helpful for the portfolios' relative performance during the period, that positive factor was offset by underweights to small-cap versus large-cap stocks. Finally, we have long viewed international equities as offering somewhat better value than U.S. stocks and so we maintained tilts in favor of international stocks within the portfolios. That positioning also was a constraint on returns during the period, as U.S. stocks outperformed international stocks.

    Within the fixed-income portion of the portfolios, our underweighting of longer-term bonds helped relative returns, as the asset class was negatively affected by rising interest rates during the six-month period. On the other hand, our decision to trim the portfolios' exposure to lower-rated, high-yield corporate bonds was a negative for performance, as having larger exposure to credit assets was rewarded in a market environment of rising interest rates and optimism over the domestic economy.

Q: What factors are you watching most closely as you determine strategy for the Pioneer Ibbotson VCT portfolios going forward?

    In our view, the fundamental picture for corporations continues to be under pressure and we think the current level of corporate profit margins will be difficult to sustain. Market sentiment appears to remain bullish, however, and investors, in aggregate, remain aggressively positioned, with many having overweights to both equities and higher-yielding bonds. We continue to expect a weakening corporate picture globally and feel that, eventually, the weakening will be reflected in a declining profit environment for most companies.

    Given our uncertain outlook, we believe it is wise to allow for a margin of "safety" in positioning the portfolios. In our view, the current environment presents more-prudent investors with the difficult decision of whether to risk capital losses for low potential returns, or to accept effectively zero returns from cash-oriented investments. The dilemma results from government policies designed to deal with the fallout from the previously reckless behavior of over-leveraged businesses and investors. We believe history suggests that maintaining a risk-averse approach is warranted, not just to preserve capital, but also to be in a position to profit from potential opportunities.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/13                                 (continued)
--------------------------------------------------------------------------------

    Given our perspective, we expect to maintain portfolio underweights to U.S. stocks over the near term. Valuations for international stocks in the developed markets appear more reasonable, leading us to maintain the portfolios' relative overweight. Following their decline in recent quarters, equities in the emerging markets, in our opinion, are now offering better value, and so we may look to increase the portfolios' positions there should valuations continue to improve.

    On the fixed-income side of things, we think investment-grade corporate bonds continue to be attractive on a relative basis, particularly following the recent increase in credit spreads (the differences in yield between Treasuries and other types of fixed-income securities with similar maturities).

    In sum, we are comfortable with our continued bias towards reducing risk in the portfolios. The uncertain near-term environment, in our view, continues to reinforce the importance of maintaining a diversified* investment portfolio that is consistent with one's long-term objectives. We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.

* Diversification does not assure a profit nor protect against loss in a declining market.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 6/30/13
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned 5.20% at net asset value during the six months ended June 30, 2013, and Class II shares returned 5.04%, while the Standard & Poor's 500 Index (the S&P 500) returned 13.82% and the Barclays Aggregate Bond Index (the Barclays Index) returned -2.44%. During the same six-month period, the average return of the 240 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Portfolios category was 4.54%.

The Portfolio targeted an asset allocation of 57.5% to equities and 42.5% to fixed income during the six-month period, versus its neutral target of 60% to equities and 40% to fixed income. Within the equity portion of the Portfolio, Pioneer Disciplined Value Fund was the largest holding, at 6.4% of assets on June 30, 2013. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 5.4% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Short Term Income Fund, at 11.6% of assets, followed closely by Pioneer Bond Fund, at 11.3% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned 6.02% at net asset value during the six months ended June 30, 2013, while the S&P 500 returned 13.82% and the Barclays Index returned -2.44%. During the same six-month period, the average return of the 302 variable portfolios in Lipper's Mixed-Asset Target Allocation Growth Underlying Portfolios category was 6.60%.

The Portfolio targeted an asset allocation of 70% to equities and 30% to fixed-income during the six-month period. Within the equity portion of the Portfolio, Pioneer Disciplined Value Fund was the largest holding, at 7.7% of assets on June 30, 2013. Pioneer International Value Fund was the next-largest equity holding, at 6.1% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Short Term Income Fund, at 8.5% of assets, followed by Pioneer Bond Fund, at 7.7% of assets.

Please refer to the Schedules of Investments on pages 10 to 13 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Ibbotson Moderate Allocation            PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
             MUTUAL FUNDS - 99.9%
             NON-PIONEER FUNDS - 24.1%
   131,708   BlackRock Capital Appreciation Fund
             Institutional Class                                  $    3,508,707
   195,300   BlackRock Global SmallCap Fund
             Institutional Class                                       5,066,083
   154,401   BlackRock International Index Fund
             Institutional Class                                       1,763,263
    84,480   BlackRock International
             Opportunities Portfolio
             Institutional Class                                       3,039,603
   173,538   BlackRock Value Opportunities Fund
             Institutional Class                                       4,393,975
   177,004   INVESCO Global Real Estate Fund
             Class R5                                                  2,069,171
   175,793   INVESCO Global Small & Mid Cap
             Growth Fund Class R5                                      3,436,746
   267,432   INVESCO International Growth Fund
             Class R5                                                  7,942,733
   152,547   INVESCO Select Companies Fund
             Class R5                                                  3,464,348
   694,630   Oppenheimer Commodity Strategy
             Total Return Fund Class Y                                 2,049,158
                                                                  --------------
             TOTAL INVESTMENTS
             IN NON-PIONEER FUNDS
             (Cost $28,310,128)                                   $   36,733,787
                                                                  --------------
             PIONEER FUNDS - 75.8%
 1,795,943   Pioneer Bond Fund Class Y                            $   17,205,136
   247,742   Pioneer Core Equity Fund Class Y                          3,359,377
   241,767   Pioneer Disciplined Growth Fund
             Class Y                                                   3,353,311
   494,835   Pioneer Disciplined Value Fund
             Class Y                                                   9,743,295
   407,372   Pioneer Dynamic Credit Fund
             Class Y                                                   4,004,469
   176,766   Pioneer Emerging Markets Fund
             Class Y                                                   4,081,535
   110,169   Pioneer Equity Income Fund Class Y                        3,492,365
    21,850   Pioneer Floating Rate Fund Class Y                          151,642
   130,978   Pioneer Fund Class Y                                      4,838,340
   231,116   Pioneer Fundamental Growth Fund
             Class Y                                                   3,392,786
   234,917   Pioneer Global Aggregate Bond
             Fund Class Y                                              2,560,593
   447,398   Pioneer Global Equity Fund Class Y                        4,952,693
   805,655   Pioneer Global High Yield Fund
             Class Y                                                   7,895,417
   302,206   Pioneer High Yield Fund Class Y                           3,200,356
   255,322   Pioneer International Value Fund
             Class Y                                                   5,126,868
   320,483   Pioneer Mid Cap Value Fund Class Y                        8,246,037
   141,120   Pioneer Multi-Asset Ultrashort
             Income Fund Class Y                                       1,419,667
    31,832   Pioneer Oak Ridge Small Cap
             Growth Fund Class Y                                       1,098,851
    42,856   Pioneer Real Estate Shares
             Class Y                                                   1,107,829
   123,879   Pioneer Select Mid Cap Growth Fund
             Class Y                                                   4,358,046
 1,825,120   Pioneer Short Term Income Fund
             Class Y                                                  17,630,665
   389,058   Pioneer Strategic Income Fund
             Class Y                                                   4,271,862
                                                                  --------------
             TOTAL INVESTMENTS
             IN PIONEER FUNDS
             (Cost $98,237,031)                                   $  115,491,140
                                                                  --------------
             TOTAL INVESTMENTS
             IN SECURITIES - 99.9%
             (Cost $126,547,159) (a)                              $  152,224,927
                                                                  --------------
             OTHER ASSETS AND
             LIABILITIES - 0.1%                                   $      109,413
                                                                  --------------
             TOTAL NET ASSETS - 100.0%                            $  152,334,340
                                                                  ==============

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal tax purposes of $128,475,403 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost        $ 24,802,338

         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value          (1,052,814)
                                                                   ------------
         Net unrealized gain                                       $ 23,749,524
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $4,036,676 and $11,430,910, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements --Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Moderate Allocation            PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                          Level 1         Level 2      Level 3          Total
Mutual Funds           $152,224,927       $    --      $    --      $152,224,927
                       ------------       -------      -------      ------------
   Total               $152,224,927       $    --      $    --      $152,224,927
                       ============       =======      =======      ============

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Growth Allocation              PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
             MUTUAL FUNDS - 100.0%
             NON-PIONEER FUNDS - 25.4%
   190,417   BlackRock Capital Appreciation Fund
             Institutional Class                                  $    5,072,715
   267,990   BlackRock Global SmallCap Fund
             Institutional Class                                       6,951,671
   251,223   BlackRock International Index Fund
             Institutional Class                                       2,868,968
   114,110   BlackRock International
             Opportunities Portfolio
             Institutional Class                                       4,105,676
   343,088   BlackRock Value Opportunities Fund
             Institutional Class                                       8,686,978
   462,201   INVESCO Global Real Estate Fund
             Class R5                                                  5,403,125
   352,641   INVESCO Global Small & Mid Cap
             Growth Fund Class R5                                      6,894,141
   421,934   INVESCO International Growth Fund
             Class R5                                                 12,531,454
   284,315   INVESCO Select Companies Fund
             Class R5                                                  6,456,793
 1,430,177   Oppenheimer Commodity Strategy
             Total Return Fund Class Y                                 4,219,022
                                                                  --------------
             TOTAL INVESTMENTS
             IN NON-PIONEER FUNDS
             (Cost $53,083,789)                                   $   63,190,543
                                                                  --------------
             PIONEER FUNDS - 74.6%
 2,076,149   Pioneer Bond Fund Class Y                            $   19,889,512
   476,796   Pioneer Core Equity Fund Class Y                          6,465,350
   527,581   Pioneer Disciplined Growth Fund
             Class Y                                                   7,317,554
   976,063   Pioneer Disciplined Value Fund
             Class Y                                                  19,218,676
    32,326   Pioneer Dynamic Credit Fund
             Class Y                                                     317,762
   451,535   Pioneer Emerging Markets Fund
             Class Y                                                  10,425,941
   285,008   Pioneer Equity Income Fund Class Y                        9,034,743
   225,576   Pioneer Fund Class Y                                      8,332,783
   575,561   Pioneer Fundamental Growth Fund
             Class Y                                                   8,449,238
   330,705   Pioneer Global Aggregate Bond
             Fund Class Y                                              3,604,681
   955,335   Pioneer Global Equity Fund Class Y                       10,575,558
   512,844   Pioneer Global High Yield Fund
             Class Y                                                   5,025,869
     1,999   Pioneer Government Income Fund
             Class Y                                                      19,471
   245,184   Pioneer High Yield Fund Class Y                           2,596,500
   755,423   Pioneer International Value Fund
             Class Y                                                  15,168,888
   575,541   Pioneer Mid Cap Value Fund
             Class Y                                                  14,808,667
     1,705   Pioneer Oak Ridge Large Cap
             Growth Fund Class Y                                          25,812
   157,617   Pioneer Oak Ridge Small Cap
             Growth Fund Class Y                                       5,440,955
   120,096   Pioneer Real Estate Shares
             Class Y                                                   3,104,494
   242,820   Pioneer Select Mid Cap Growth Fund
             Class Y                                                   8,542,419
 2,194,421   Pioneer Short Term Income Fund
             Class Y                                                  21,198,110
   536,353   Pioneer Strategic Income Fund
             Class Y                                                   5,889,161
                                                                  --------------
             TOTAL INVESTMENTS
             IN PIONEER FUNDS
             (Cost $155,144,585)                                  $  185,452,144
                                                                  --------------
             TOTAL INVESTMENTS
             IN SECURITIES - 100.0%
             (Cost $208,228,374) (a)                              $  248,642,687
                                                                  --------------
             OTHER ASSETS AND
             LIABILITIES - 0.0%                                   $       88,418
                                                                  --------------
             TOTAL NET ASSETS - 100.0%                            $  248,731,105
                                                                  ==============

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal tax purposes of $210,578,285 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost        $ 42,167,494

         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value          (4,103,092)
                                                                   ------------
         Net unrealized gain                                       $ 38,064,402
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $6,196,168 and $13,903,065, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Growth Allocation              PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolio

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                           Level 1        Level 2      Level 3          Total
Mutual Funds            $248,642,687      $    --      $    --      $248,642,687
                        ------------      -------      -------      ------------
   Total                $248,642,687      $    --      $    --      $248,642,687
                        ============      =======      =======      ============

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                         Ended
                                                        6/30/13      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                      (unaudited)     12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                     $ 11.07      $ 10.19      $ 10.68     $  9.62    $  7.61     $ 12.04
                                                         -------      -------      -------     -------    -------     -------
Increase (decrease) from investment operations:
   Net investment income (a)                             $  0.09      $  0.27      $  0.23     $  0.24    $  0.25     $  0.34
   Net realized and unrealized gain (loss)
     on investments (a)                                     0.48         0.90        (0.43)       1.09       2.07       (3.78)
                                                         -------      -------      -------     -------    -------     -------
     Net increase (decrease) from
       investment operations                             $  0.57      $  1.17      $ (0.20)    $  1.33    $  2.32     $ (3.44)
Distributions to shareowners:
   Net investment income                                 $ (0.30)     $ (0.29)     $ (0.29)    $ (0.27)   $ (0.31)    $ (0.33)
   Net realized gain                                          --           --           --          --         --       (0.66)
                                                         -------      -------      -------     -------    -------     -------
Total distributions to shareowners                       $ (0.30)     $ (0.29)     $ (0.29)    $ (0.27)   $ (0.31)    $ (0.99)
                                                         -------      -------      -------     -------    -------     -------
Net increase (decrease) in net asset value               $  0.27      $  0.88      $ (0.49)    $  1.06    $  2.01     $ (4.43)
                                                         -------      -------      -------     -------    -------     -------
Net asset value, end of period                           $ 11.34      $ 11.07      $ 10.19     $ 10.68    $  9.62     $  7.61
                                                         =======      =======      =======     =======    =======     =======
Total return*                                               5.20%       11.77%       (1.95)%     14.24%     31.29%     (30.81)%
Ratio of net expenses to average net assets+                0.24%**      0.24%        0.24%       0.21%      0.16%       0.15%
Ratio of net investment income to average net assets+       1.50%**      2.53%        2.14%       2.44%      3.07%       3.35%
Portfolio turnover rate                                        3%           9%          13%         10%        38%         40%
Net assets, end of period (in thousands)                 $11,274      $10,955      $11,339     $15,542    $13,450     $12,105
Ratios with no waivers of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                           0.26%**      0.26%        0.26%       0.27%      0.29%       0.31%
   Net investment income                                    1.48%**      2.50%        2.13%       2.38%      2.94%       3.19%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                        6/30/13    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                      (unaudited)   12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                   $  11.07     $  10.18    $  10.67    $   9.61    $   7.59    $  12.01
                                                       --------     --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
   Net investment income (a)                           $   0.07     $   0.25    $   0.22    $   0.21    $   0.24    $   0.31
   Net realized and unrealized gain (loss)
     on investments (a)                                    0.49         0.91       (0.44)       1.10        2.07       (3.77)
                                                       --------     --------    --------    --------    --------    --------
     Net increase (decrease) from
       investment operations                           $   0.56     $   1.16    $  (0.22)   $   1.31    $   2.31    $  (3.46)
Distributions to shareowners:
   Net investment income                               $  (0.28)    $  (0.27)   $  (0.27)   $  (0.25)   $  (0.29)   $  (0.30)
   Net realized gain                                         --           --          --          --          --       (0.66)
                                                       --------     --------    --------    --------    --------    --------
Total distributions to shareowners                     $  (0.28)    $  (0.27)   $  (0.27)   $  (0.25)   $  (0.29)   $  (0.96)
                                                       --------     --------    --------    --------    --------    --------
Net increase (decrease) in net asset value             $   0.28     $   0.89    $  (0.49)   $   1.06    $   2.02    $  (4.42)
                                                       --------     --------    --------    --------    --------    --------
Net asset value, end of period                         $  11.35     $  11.07    $  10.18    $  10.67    $   9.61    $   7.59
                                                       ========     ========    ========    ========    ========    ========
Total return*                                              5.04%       11.59%      (2.18)%     14.03%      31.10%     (30.99)%
Ratio of net expenses to average net assets+               0.48%**      0.48%       0.48%       0.45%       0.39%       0.39%
Ratio of net investment income to average net assets+      1.25%**      2.31%       2.10%       2.15%       2.87%       3.10%
Portfolio turnover rate                                       3%           9%         13%         10%         38%         40%
Net assets, end of period (in thousands)               $141,060     $143,247    $142,543    $161,796    $153,547    $105,275
Ratios with no waivers of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                          0.50%**      0.50%       0.50%       0.51%       0.53%       0.55%
   Net investment income                                   1.23%**      2.29%       2.08%       2.09%       2.73%       2.94%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                         Ended
                                                        6/30/13     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                      (unaudited)    12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of period                    $  11.17     $  10.17    $  10.72    $   9.53    $   7.38    $  12.41
                                                        --------     --------    --------    --------    --------    --------
Increase (decrease) from investment operations:
   Net investment income (a)                            $   0.04     $   0.19    $   0.16    $   0.15    $   0.17    $   0.23
   Net realized and unrealized gain (loss)
     on investments (a)                                     0.63         1.00       (0.50)       1.23        2.18       (4.27)
                                                        --------     --------    --------    --------    --------    --------
     Net increase (decrease) from
       investment operations                            $   0.67     $   1.19    $  (0.34)   $   1.38    $   2.35    $  (4.04)
Distributions to shareowners:
   Net investment income                                $  (0.22)    $  (0.19)   $  (0.21)   $  (0.19)   $  (0.20)   $  (0.24)
   Net realized gain                                          --           --          --          --          --       (0.75)
                                                        --------     --------    --------    --------    --------    --------
Total distributions to shareowners                      $  (0.22)    $  (0.19)   $  (0.21)   $  (0.19)   $  (0.20)   $  (0.99)
                                                        --------     --------    --------    --------    --------    --------
Net increase (decrease) in net asset value              $   0.45     $   1.00    $  (0.55)   $   1.19    $   2.15    $  (5.03)
                                                        --------     --------    --------    --------    --------    --------
Net asset value, end of period                          $  11.62     $  11.17    $  10.17    $  10.72    $   9.53    $   7.38
                                                        ========     ========    ========    ========    ========    ========
Total return*                                               6.02%       11.89%      (3.27)%     14.76%      32.49%     (35.00)%
Ratio of net expenses to average net assets+                0.46%**      0.47%       0.48%       0.45%       0.38%       0.38%
Ratio of net investment income to average net assets+       0.72%**      1.80%       1.48%       1.57%       2.04%       2.31%
Portfolio turnover rate                                        9%           9%         10%          8%         33%         32%
Net assets, end of period (in thousands)                $248,731     $245,076    $235,400    $266,110    $250,625    $188,268
Ratios with no waivers of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                           0.46%**      0.47%       0.49%       0.49%       0.51%       0.53%
   Net investment income                                    0.72%**      1.80%       1.47%       1.53%       1.91%       2.16%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                Moderate          Growth
                                                                               Allocation       Allocation
                                                                             VCT Portfolio     VCT Portfolio
ASSETS:
   Investments in securities of affiliated issuers, at value (at cost
     $98,237,031 and $155,144,585, respectively)                              $115,491,140     $185,452,144
   Investments in securities of unaffiliated issuers, at value (at cost
     $28,310,128 and $53,083,789, respectively)                                 36,733,787       63,190,543
                                                                              ------------     ------------
   Total investments in securities, at value (at cost $126,547,159 and
     $208,228,374, respectively)                                              $152,224,927     $248,642,687
   Cash                                                                                 --           43,840
   Receivables for:
     Investment Funds sold                                                         897,273           81,122
     Dividends                                                                     188,902          175,344
     Due from Pioneer Investment Management, Inc.                                      906               --
     Other assets                                                                      212              209
                                                                              ------------     ------------
       Total assets                                                           $153,312,220     $248,943,202
                                                                              ------------     ------------
LIABILITIES:
   Due to affiliates                                                          $     52,793     $     90,184
   Payables for:
     Capital stock redeemed                                                         13,840           36,467
     Underlying Funds purchased                                                         --           44,763
     Due to Custodian                                                              864,907               --
   Accrued expenses and other liabilities                                           46,340           40,683
                                                                              ------------     ------------
       Total liabilities                                                      $    977,880     $    212,097
                                                                              ------------     ------------
NET ASSETS:
   Paid-in capital                                                            $148,211,896     $248,367,541
   Undistributed net investment income                                             996,379          912,991
   Accumulated net realized loss on investments                                (22,551,703)     (40,963,740)
   Net unrealized appreciation on investments                                   25,677,768       40,414,313
                                                                              ------------     ------------
       Total net assets                                                       $152,334,340     $248,731,105
                                                                              ============     ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Net Assets of Class I Shares                                               $ 11,274,167     $         --
   Net Assets of Class II Shares                                              $141,060,173     $248,731,105
   Class I Shares outstanding                                                      994,082               --
   Class II Shares outstanding                                                  12,425,029       21,403,192
   Net Asset Value -- Class I Shares                                          $      11.34     $         --
   Net Asset Value -- Class II Shares                                         $      11.35     $      11.62

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/13

                                                                                   Moderate         Growth
                                                                                  Allocation      Allocation
                                                                                 VCT Portfolio   VCT Portfolio
INVESTMENT INCOME:
   Dividend income from securities of affiliated issuers                           $1,337,599     $ 1,438,647
   Dividend income from securities of unaffiliated securities                          22,694          53,586
   Interest                                                                                23              34
                                                                                   ----------     -----------
       Total investment income                                                     $1,360,316     $ 1,492,267
                                                                                   ----------     -----------
EXPENSES:
   Management fees                                                                 $  108,118     $   174,613
   Transfer agent fees
     Class I                                                                              744              --
     Class II                                                                             744             744
   Distribution fees (Class II)                                                       181,276         315,094
   Administrative fees                                                                 28,809          36,372
   Custodian fees                                                                      13,590          10,886
   Professional fees                                                                   20,145          21,104
   Printing fees                                                                       19,975          12,633
   Fees and expenses of non-affiliated Trustees                                         2,814           2,939
   Miscellaneous                                                                        2,241           4,141
                                                                                   ----------     -----------
     Total expenses                                                                $  378,456     $   578,526
                                                                                   ----------     -----------
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                         $  (15,239)    $        --
                                                                                   ----------     -----------
     Net expenses                                                                  $  363,217     $   578,526
                                                                                   ----------     -----------
       Net investment income                                                       $  997,099     $   913,741
                                                                                   ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments, affiliated issuers                            $2,054,718     $ 2,982,731
   Net realized gain on investments, unaffiliated issuers                             624,450         393,037
   Change in net unrealized appreciation on investments, affiliated issuers         2,505,499       7,170,561
   Change in net unrealized appreciation on investments, unaffiliated issuers       1,725,595       3,424,658
                                                                                   ----------     -----------
   Net gain on investments                                                         $6,910,262     $13,970,987
                                                                                   ==========     ===========
   Net increase in net assets resulting from operations                            $7,907,361     $14,884,728
                                                                                   ==========     ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Moderate Allocation
                                                                                      VCT Portfolio
                                                                               Six Months
                                                                                  Ended
                                                                                 6/30/13        Year Ended
                                                                               (unaudited)       12/31/12
FROM OPERATIONS:
Net investment income                                                         $    997,099    $   3,626,446
Net realized gain on investments                                                 2,679,168        1,026,734
Change in net unrealized appreciation on investments                             4,231,094       12,398,689
                                                                              ------------    -------------
     Net increase in net assets resulting from operations                     $  7,907,361    $  17,051,869
                                                                              ------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
   Class I ($0.30 and $0.29 per share, respectively)                          $   (309,120)   $    (305,125)
   Class II ($0.28 and $0.27 per share, respectively)                           (3,369,400)      (3,553,785)
                                                                              ------------    -------------
     Total distributions to shareowners                                       $ (3,678,520)   $  (3,858,910)
                                                                              ------------    -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                             $  2,418,850    $   3,700,654
Reinvestment of distributions                                                    3,678,520        3,858,910
Cost of shares repurchased                                                     (12,194,205)     (20,431,861)
                                                                              ------------    -------------
   Net decrease in net assets resulting from Portfolio share transactions     $ (6,096,835)   $ (12,872,297)
                                                                              ------------    -------------
   Net increase (decrease) in net assets                                      $ (1,867,994)   $     320,662

NET ASSETS:
Beginning of period                                                           $154,202,334    $ 153,881,672
                                                                              ------------    -------------
End of period                                                                 $152,334,340    $ 154,202,334
                                                                              ============    =============
Undistributed net investment income                                           $    996,379    $   3,677,800
                                                                              ============    =============


   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                                                                    Growth Allocation
                                                                                      VCT Portfolio
                                                                                Six Months
                                                                                  Ended
                                                                                 6/30/13        Year Ended
                                                                               (unaudited)       12/31/12
FROM OPERATIONS:
Net investment income                                                         $    913,741    $   4,353,635
Net realized gain on investments                                                 3,375,768        2,192,693
Change in net unrealized appreciation on investments                            10,595,219       20,624,100
                                                                              ------------    -------------
     Net increase in net assets resulting from operations                     $ 14,884,728    $  27,170,428
                                                                              ------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
   Class II ($0.22 and $0.19 per share, respectively)                         $ (4,629,354)   $  (4,254,826)
                                                                              ------------    -------------
     Total distributions to shareowners                                       $ (4,629,354)   $  (4,254,826)
                                                                              ------------    -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sales of shares                                             $  3,255,840    $   4,786,292
Reinvestment of distributions                                                    4,629,354        4,254,826
Cost of shares repurchased                                                     (14,485,460)     (22,280,802)
                                                                              ------------    -------------
     Net decrease in net assets resulting from Portfolio share transactions   $ (6,600,266)   $ (13,239,684)
                                                                              ------------    -------------
     Net increase in net assets                                               $  3,655,108    $   9,675,918

NET ASSETS:
Beginning of period                                                           $245,075,997    $ 235,400,079
                                                                              ------------    -------------
End of period                                                                 $248,731,105    $ 245,075,997
                                                                              ============    =============
Undistributed net investment income                                           $    912,991    $   4,628,604
                                                                              ============    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

                                                                Moderate Allocation
                                                                   VCT Portfolio
                                               Six Months Ended
                                                   6/30/13                           Year Ended
                                                 (unaudited)                          12/31/12
                                           Shares           Amount             Shares          Amount
Class I
Shares sold                                109,043       $  1,242,461           39,236      $     412,957
Reinvestment of distributions               27,429            309,120           29,944            305,125
Less shares repurchased                   (132,032)        (1,520,531)        (192,772)        (2,076,260)
                                         ---------       ------------       ----------      -------------
     Net increase (decrease)                 4,440       $     31,050         (123,592)     $  (1,358,178)
                                         =========       ============       ==========      =============
Class II
Shares sold                                101,705       $  1,176,389          306,550      $   3,287,697
Reinvestment of distributions              298,706          3,369,400          348,410          3,553,785
Less shares repurchased                   (918,753)       (10,673,674)      (1,711,727)       (18,355,601)
                                         ---------       ------------       ----------      -------------
     Net decrease                         (518,342)      $ (6,127,885)      (1,056,767)     $ (11,514,119)
                                         =========       ============       ==========      =============

                                                                 Growth Allocation
                                                                   VCT Portfolio
                                               Six Months Ended
                                                   6/30/13                           Year Ended
                                                 (unaudited)                          12/31/12
                                            Shares          Amount            Shares            Amount
Class II
Shares sold                                 276,708      $  3,255,840          449,626      $   4,786,292
Reinvestment of distributions               401,854         4,629,354          415,916          4,254,826
Less shares repurchased                  (1,223,080)      (14,485,460)      (2,074,555)       (22,280,802)
                                         ----------      ------------       ----------      -------------
     Net decrease                          (544,518)     $ (6,600,266)      (1,209,013)     $ (13,239,684)
                                         ==========      ============       ==========      =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) (collectively, the Portfolios) are two of 12 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than by direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objectives of both the Moderate Allocation Portfolio and Growth Allocation Portfolio are long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares of a Portfolio represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolios gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Each Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gain and loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of underlying funds are valued at net asset value.

    Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolios did not have any interest and penalties related to uncertain tax provisions, which, if applicable, would be recorded as income tax expense on the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

    The tax character of current year distributions payable will be determined at the end of the Portfolios' taxable year. The tax character of distributions paid to shareowners during the year ended December 31, 2012 was as follows:

--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $3,858,910
                                                                      ----------
Total distributions                                                   $3,858,910
                                                                      ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth Allocation Portfolio                                              2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $4,254,826
                                                                      ----------
Total distributions                                                   $4,254,826
                                                                      ----------
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2012:

----------------------------------------------------------------------------------------------------
                                   Undistributed        Capital     Other Book/Tax   Net Unrealized
                                     Ordinary            Loss         Temporary       Appreciation
Portfolio                             Income         Carryforward    Differences     (Depreciation)
----------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio       $3,677,800       $(23,302,627)   $(1,928,244)     $21,446,674
Growth Allocation Portfolio          4,628,097        (41,989,090)    (2,349,911)      29,819,094
----------------------------------------------------------------------------------------------------

C.  Portfolio Shares and Allocations

    Each Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares of each Portfolio are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares for a Portfolio based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D.  Risks

    Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than investments in either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding that Portfolio's principal risks. Please refer to that document when considering that Portfolio's principal risks.

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer:

----------------------------------------------------------------------------------------------------
                                                         Management Fee as a Percentage
                                                          of each Portfolio's Average
Portfolio                                                       Daily Net Assets
----------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                0.13% on net assets up to $2.5 billion
                                             0.11% on assets over $2.5 billion and up to $4 billion
                                             0.10% on assets over $4 billion and up to $5.5 billion
                                             0.08% on assets over $5.5 billion and up to $7 billion
                                             0.08% on assets over $7 billion

Growth Allocation Portfolio                  0.13% on net assets up to $2.5 billion
                                             0.11% on assets over $2.5 billion and up to $4 billion
                                             0.10% on assets over $4 billion and up to $5.5 billion
                                             0.08% on assets over $5.5 billion and up to $7 billion
                                             0.08% on assets over $7 billion
----------------------------------------------------------------------------------------------------

Management fees are calculated daily at the following annual rates on other investments:

----------------------------------------------------------------------------------------------------
                                                         Management Fee as a Percentage
                                                          of each Portfolio's Average
Portfolio                                                       Daily Net Assets
----------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                0.17% on net assets up to $2.5 billion
                                             0.14% on assets over $2.5 billion and up to $4 billion
                                             0.12% on assets over $4 billion and up to $5.5 billion
                                             0.10% on assets over $5.5 billion and up to $7 billion
                                             0.09% on assets over $7 billion

Growth Allocation Portfolio                  0.17% on net assets up to $2.5 billion
                                             0.14% on assets over $2.5 billion and up to $4 billion
                                             0.12% on assets over $4 billion and up to $5.5 billion
                                             0.10% on assets over $5.5 billion and up to $7 billion
                                             0.09% on assets over $7 billion
----------------------------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates, Inc. (Ibbotson), which serves as each Portfolio's subadviser. PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios. For the six months ended June 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) for both the Moderate Allocation Portfolio and Growth Allocation Portfolio was equivalent to 0.14% of each Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $22,031
Growth Allocation Portfolio                                               36,578
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2014 to the extent required to reduce Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Portfolio                                                               Class II
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                              0.48%
Growth Allocation Portfolio                                                0.48%
--------------------------------------------------------------------------------

Class I expenses for a Portfolio will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares of that Portfolio. Fees waived and expenses reimbursed during the six months ended June 30, 2013 are reflected on the Statements of Operations. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend an expense limitation agreement for a class of shares beyond the date referred to above.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at June 30, 2013:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                               $241
Growth Allocation Portfolio                                                 $121
--------------------------------------------------------------------------------

4.  Distribution Plans

The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at June 30, 2013:

--------------------------------------------------------------------------------
Portfolio                                                                 Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            $30,521
Growth Allocation Portfolio                                              $53,485
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

5.  Transactions in Underlying Funds - Affiliated Issuers

An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

--------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
--------------------------------------------------------------------------------------------------------------
                                                        Beginning   Acquisitions   Dispositions      Ending
                                                        Shares/Par   Shares/Par     Shares/Par      Share/Par
Underlying Funds (Affiliated)                             Amount       Amount         Amount         Amount
--------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                       1,777,587       18,356             --       1,795,943
Pioneer Core Equity Fund                                  305,019      254,539       (311,816)        247,742
Pioneer Disciplined Growth Fund                           354,165      245,857       (358,255)        241,767
Pioneer Disciplined Value Fund                            691,708      623,950       (820,823)        494,835
Pioneer Dynamic Credit Fund fka
Pioneer Absolute Return Credit Fund                       380,730       26,642             --         407,372
Pioneer Emerging Markets Fund                             174,075        2,776            (85)        176,766
Pioneer Equity Income Fund                                128,503           --        (18,334)        110,169
Pioneer Floating Rate Fund                                 57,226           --        (35,376)         21,850
Pioneer Fund                                              133,754          869         (3,645)        130,978
Pioneer Fundamental Growth Fund                           257,445           --        (26,329)        231,116
Pioneer Global Aggregate Bond Fund                        217,700       17,217             --         234,917
Pioneer Global Equity Fund                                486,431           --        (39,033)        447,398
Pioneer Global High Yield Fund                            854,997           --        (49,342)        805,655
Pioneer High Yield Fund                                   317,899           --        (15,693)        302,206
Pioneer International Value Fund                          231,349       23,973             --         255,322
Pioneer Mid Cap Value Fund                                334,477          165        (14,159)        320,483
Pioneer Multi-Asset Ultrashort Income Fund                134,934        6,186             --         141,120
Pioneer Oak Ridge Small Cap Growth Fund                    13,866       17,966             --          31,832
Pioneer Real Estate Shares                                 35,315        7,541             --          42,856
Pioneer Select Mid Cap Growth Fund                        133,418      180,566       (190,105)        123,879
Pioneer Short Term Income Fund                          1,867,735       12,900        (55,515)      1,825,120
Pioneer Strategic Income Fund                             344,703       44,355             --         389,058

                                                        Realized    Capital Gain    Dividend        Ending
Underlying Funds (Affiliated)                          Gain (Loss)  Distributions    Income          Value
--------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                      $       --     $     --     $  313,669    $ 17,205,136
Pioneer Core Equity Fund                                   56,512           --         14,947       3,359,377
Pioneer Disciplined Growth Fund                           106,886      316,851        328,114       3,353,311
Pioneer Disciplined Value Fund                            161,922      369,243        433,374       9,743,295
Pioneer Dynamic Credit Fund fka
Pioneer Absolute Return Credit Fund                            --           --        102,583       4,004,469
Pioneer Emerging Markets Fund                                (372)          --             --       4,081,535
Pioneer Equity Income Fund                                257,195           --         45,689       3,492,365
Pioneer Floating Rate Fund                                 13,626           --          6,175         151,642
Pioneer Fund                                              (27,763)          --         30,655       4,838,340
Pioneer Fundamental Growth Fund                           154,372           --             --       3,392,786
Pioneer Global Aggregate Bond Fund                             --           --         44,236       2,560,593
Pioneer Global Equity Fund                                124,792           --             --       4,952,693
Pioneer Global High Yield Fund                            (66,123)          --        292,588       7,895,417
Pioneer High Yield Fund                                    11,076           --         80,166       3,200,356
Pioneer International Value Fund                               --           --             --       5,126,868
Pioneer Mid Cap Value Fund                                 10,538           --             --       8,246,037
Pioneer Multi-Asset Ultrashort Income Fund                     --           --          9,410       1,419,667
Pioneer Oak Ridge Small Cap Growth Fund                        --           --             --       1,098,851
Pioneer Real Estate Shares                                     --           --         12,069       1,107,829
Pioneer Select Mid Cap Growth Fund                        366,098      202,876        202,876       4,358,046
Pioneer Short Term Income Fund                             (3,011)          --        215,084      17,630,665
Pioneer Strategic Income Fund                                  --           --         94,934       4,271,862
                                                       ----------     --------     ----------    ------------
                                                       $1,165,748     $888,970     $2,226,569    $115,491,140
                                                       ==========     ========     ==========    ============
--------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

--------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund
--------------------------------------------------------------------------------------------------------------
                                                        Beginning   Acquisitions   Dispositions      Ending
                                                        Shares/Par   Shares/Par     Shares/Par      Share/Par
Underlying Funds (Affiliated)                             Amount       Amount         Amount         Amount
--------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                       2,081,934        1,902         (7,687)      2,076,149
Pioneer Core Equity Fund                                  596,480      482,014       (601,698)        476,796
Pioneer Disciplined Growth Fund                           861,319      534,889       (868,627)        527,581
Pioneer Disciplined Value Fund                          1,229,858    1,166,849     (1,420,644)        976,063
Pioneer Dynamic Credit Fund                                    --       32,326             --          32,326
Pioneer Emerging Markets Fund                             438,574       12,961             --         451,535
Pioneer Equity Income Fund                                309,936           --        (24,928)        285,008
Pioneer Fund                                              234,269           --         (8,693)        225,576
Pioneer Fundamental Growth Fund                           605,293           --        (29,732)        575,561
Pioneer Global Aggregate Bond Fund                        298,574       32,131             --         330,705
Pioneer Global Equity Fund                                978,468           --        (23,133)        955,335
Pioneer Global High Yield Fund                            520,769           --         (7,925)        512,844
Pioneer Government Income Fund                              1,999           --             --           1,999
Pioneer High Yield Fund                                   250,877           --         (5,693)        245,184
Pioneer International Value Fund                          726,950       28,473             --         755,423
Pioneer Mid Cap Value Fund                                614,466           --        (38,925)        575,541
Pioneer Oak Ridge Large Cap Growth Fund                     2,276           --           (571)          1,705
Pioneer Oak Ridge Small Cap Growth Fund                   146,322       11,295             --         157,617
Pioneer Real Estate Shares                                 99,322       20,774             --         120,096
Pioneer Select Mid Cap Growth Fund                        268,409      289,536       (315,125)        242,820
Pioneer Short Term Income Fund                          2,122,689       71,732             --       2,194,421
Pioneer Strategic Income Fund                             467,325       69,028             --         536,353


                                                        Realized   Capital Gain     Dividend        Ending
Underlying Funds (Affiliated)                          Gain (Loss) Distributions     Income          Value
--------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                      $    6,616   $       --     $  363,666    $ 19,889,512
Pioneer Core Equity Fund                                  115,840           --         28,485       6,465,350
Pioneer Disciplined Growth Fund                           175,637      719,794        745,382       7,317,554
Pioneer Disciplined Value Fund                            112,954      782,629        914,482      19,218,676
Pioneer Dynamic Credit Fund                                    --           --          1,423         317,762
Pioneer Emerging Markets Fund                                  --           --             --      10,425,941
Pioneer Equity Income Fund                                 94,384           --        114,146       9,034,743
Pioneer Fund                                              (93,346)          --         52,493       8,332,783
Pioneer Fundamental Growth Fund                           174,418           --             --       8,449,238
Pioneer Global Aggregate Bond Fund                             --           --         60,925       3,604,681
Pioneer Global Equity Fund                                 91,957           --             --      10,575,558
Pioneer Global High Yield Fund                             (6,816)          --        182,069       5,025,869
Pioneer Government Income Fund                                 --           --            364          19,471
Pioneer High Yield Fund                                    18,956           --         63,900       2,596,500
Pioneer International Value Fund                               --           --             --      15,168,888
Pioneer Mid Cap Value Fund                                (29,560)          --             --      14,808,667
Pioneer Oak Ridge Large Cap Growth Fund                     3,772           --             --          25,812
Pioneer Oak Ridge Small Cap Growth Fund                        --           --             --       5,440,955
Pioneer Real Estate Shares                                     --           --         33,311       3,104,494
Pioneer Select Mid Cap Growth Fund                        401,831      413,665        413,665       8,542,419
Pioneer Short Term Income Fund                                 --           --        250,027      21,198,110
Pioneer Strategic Income Fund                                  --           --        130,397       5,889,161
                                                       ----------   ----------     ----------    ------------
                                                       $1,066,643   $1,916,088     $3,354,735    $185,452,144
                                                       ==========   ==========     ==========    ============
--------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                              Trustees
John F. Cogan, Jr., President*                        Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President         David R. Bock
Mark E. Bradley, Treasurer**                          John F. Cogan, Jr.
Christopher J. Kelley, Secretary                      Benjamin M. Friedman
                                                      Margaret B.W. Graham
                                                      Daniel K. Kingsbury
                                                      Marguerite A. Piret
                                                      Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19640-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                           2

  Comparing Ongoing Portfolio Expenses                                       3

  Portfolio Management Discussion                                            4

  Schedule of Investments                                                    7

  Financial Statements                                                      10

  Notes to Financial Statements                                             15

  Trustees, Officers and Service Providers                                  18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        87.8%
International Common Stocks                                               12.2%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                28.4%
Information Technology                                                    13.8%
Industrials                                                               12.0%
Energy                                                                    10.8%
Health Care                                                                9.8%
Consumer Discretionary                                                     8.9%
Materials                                                                  6.4%
Utilities                                                                  5.2%
Consumer Staples                                                           4.7%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
1.    Ameriprise Financial, Inc.                                          2.24%
--------------------------------------------------------------------------------
2.    Eaton Corp Plc                                                      2.19
--------------------------------------------------------------------------------
3.    Weatherford International, Ltd./Switzerland                         2.04
--------------------------------------------------------------------------------
4.    Eastman Chemical Co.                                                1.88
--------------------------------------------------------------------------------
5.    The Allstate Corp.                                                  1.86
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             6/30/13        12/31/12
   Class I                                            $19.63          $17.42
   Class II                                           $19.51          $17.30

                                Net
Distributions per Share         Investment          Short-Term      Long-Term
(1/1/13 - 6/30/13)              Income            Capital Gains   Capital Gains
Class I                         $0.1906               $   -           $   -
Class II                        $0.1485               $   -           $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Mid Cap Value   Pioneer Mid Cap Value    Russell Midcap
                VCT Portfolio, Class I  VCT Portfolio, Class II  Value Index
6/30/2003       $ 10,000                $ 10,000                 $10,000
6/30/2004       $ 13,224                $ 13,189                 $13,081
6/30/2005       $ 15,473                $ 15,393                 $15,932
6/30/2006       $ 16,193                $ 16,070                 $18,204
6/30/2007       $ 20,372                $ 20,163                 $22,225
6/30/2008       $ 17,640                $ 17,405                 $18,427
6/30/2009       $ 13,152                $ 12,941                 $12,804
6/30/2010       $ 15,226                $ 14,954                 $16,506
6/30/2011       $ 19,848                $ 19,445                 $22,163
6/30/2012       $ 18,575                $ 18,144                 $22,081
6/30/2013       $ 22,385                $ 21,818                 $28,186

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                                         Class I       Class II
--------------------------------------------------------------------------------
10 Years                                                   8.39%          8.11%
5 Years                                                    4.88%          4.62%
1 Year                                                    20.51%         20.25%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                   $1,000.00          $1,000.00
Ending Account Value on 6/30/13                     $1,138.00          $1,136.50
Expenses Paid During Period*                        $    3.76          $    5.09

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                   $1,000.00          $1,000.00
Ending Account Value on 6/30/13                     $1,021.07          $1,020.03
Expenses Paid During Period*                        $    3.56          $    4.81

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. and Timothy Horan discuss their investment approach as well as the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the six-month period ended Junel 30, 2013. Mr. Shadek, a senior vice president and portfolio manager at Pioneer, joined the Portfolio as a portfolio manager on January 22, 2013, replacing Rod Wright. Mr. Horan, a vice president and portfolio manager at Pioneer, has been a portfolio manager on the Portfolio since 2011. Mr. Shadek and Mr. Horan are responsible for the day-to-day management of the Portfolio.

Q:   How did the Portfolio perform during the six months ended June 30, 2013?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 13.80% at net asset value during the six months ended June 30, 2013, and Class II shares returned 13.65%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 16.10%, while the average return of the 52 variable portfolios in Lipper's Multi-Cap Underlying Funds category was 15.36%.

Q: Could you discuss some of the changes you have made to the Portfolio since the changes to the management team in January of 2013?

A: As a result of the management change last January, the Portfolio's investment process was modified during the six-month period ended June 30, 2013. The transition started in late January and the subsequent changes have resulted in an elevation of the turnover rate within the Portfolio.

     Our first step was to help "immunize" the Portfolio by lowering its market-capitalization range and selling off some of the larger, non-benchmark names. Those changes took place during the first few weeks of the new management structure, between January and February 2013. The next step we took was to implement a consistent, repeatable investment process aimed at filtering the Portfolio's investment universe down to a more manageable target list of opportunities. Thus, we established a quantitative "screen" that targets specific company characteristics with regard to valuation, fundamentals, and momentum triggers. The goal of the "screen" was to generate more investment ideas for the Portfolio, more efficiently and more consistently.

     Step two -- the key step -- in the transition process was to apply a heavy dose of what we at Pioneer do best: fundamental research. The process involves researching an individual company's business, strategy, position within its industry, capital allocation, and intrinsic value. Once we have a handle on what we believe the value of the company is, we will assign a target purchase price based on both the opportunities and risks. On the back end, we will apply a rigorous sell discipline based on a target sale price, or a breakdown of the investment thesis for the company. We will monitor the Portfolio's risk to help ensure that it has no unintended exposures.

     After the "immunization" of the Portfolio was complete and with the onset of our new investment process, we started transitioning the Portfolio into a pure value-based strategy that lies solidly within the mid/smaller-cap range of the mid-cap market. Our goal is to have a Portfolio that is statistically less expensive than the Russell Index, and that also can provide solid benchmark-relative performance, regardless of where we are in the economic cycle.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: What were the main factors in the Portfolio's underperformance of the Russell Index during the six months ended June 30, 2013?

A: Stock selection across several sectors, including financials, industrials and information technology, was the main reason for the Portfolio's underperformance of the benchmark during the six-month period.

     Two of the Portfolio's worst performers, Capital One Financial and Walter Investment Management, were in the financials sector. Capital One was the Portfolio holding that detracted the most from benchmark-relative performance during the six-month period. Capital One had been a strong performer for most of 2012, but the company recently made three large acquisitions and management has found integration of the acquisitions to be more problematic than originally thought. As a result, Capital One's stock performance has suffered, and so we exited the Portfolio's position. Walter Investment Management was another Portfolio holding that underperformed during the period. Walter is a mortgage-servicing firm that specializes in managing so-called "underwater" mortgages. The company uses (refinances) the underwater mortgages in its portfolio to acquire government-subsidized "HARP" (Home Affordable Refinance Program) mortgages. During the period, there were some concerns among investors over the company's accounting practices -- practices that are appropriate given the uniqueness of Walter's business. Nevertheless, the stock price suffered a decline, but has since recovered. In fact, we have increased the Portfolio's position in Walter.

     Other Portfolio holdings that hurt benchmark-relative performance during the period included Nuance Communications (information technology) and Joy Global (industrials). Nuance provides speech and imaging applications across three main platforms: health care, industrials and communications. We consider all three to be great businesses; unfortunately, management's execution has been lacking, particularly in the health care and industrials platforms, the latter of which really fell out of favor during the six-month period. Given the company's disappointing performance, we eventually sold the Portfolio's Nuance position after period end. Joy Global is a worldwide leader in high-productivity mining solutions. Joy Global's products and related services are used extensively for the mining of coal, copper, iron ore, oil sands, gold and other mineral resources. The company's stock price suffered during the period, mainly because of troubled coal pricing both in the U.S. and abroad, particularly in China, where the country's economic growth rate has slowed. We view Joy Global's setback as temporary, however, as China's growing energy needs are likely to remain heavily dependent on coal. We reduced the Portfolio's position, but have held onto the stock.

Q: Which of the Portfolio's holdings helped benchmark-relative performance the most during the six months ended June 30, 2013?

A: Holdings that contributed to the Portfolio's benchmark-relative performance during the period included Green Mountain Coffee Roasters, Southwest Airlines, Penn National Gaming, Jarden and Unum.

     Green Mountain Coffee Roasters, which produces "K-Cup" single-serving coffee packs and also owns Keurig, which manufactures the single-serving coffee brewing machines, was the Portfolio's top-performing holding during the period. Green Mountain is a volatile stock due to market concerns over slowing topline earnings growth as well as some inefficiency in how the company is managed. With that said, Green Mountain is a real company with a real product, and it just signed a five-year deal with Starbucks to produce K-Cups under that famous brand name. We still view Green Mountain as a company that has some "room to run" before its return potential is reached.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

     Southwest Airlines (industrials), like many airlines, has been benefiting from cheap fuel costs and high capacity. When those two factors are combined, airlines can make money, and the Portfolio's holding in Southwest had a very nice run during the six-month period.

     Two Portfolio holdings in the consumer discretionary sector, Jarden and Penn National Gaming, made strong contributions to benchmark-relative returns during the period. We have a very favorable outlook on Jarden, which owns a large base of consumer discretionary companies such as Oster and First Alert (home appliances and security devices), Coleman (outdoor gear), and several fishing-related business as well as many skiing-related companies. Jarden buys whole companies, not just brands, and through its many subsidiaries, the company has the unique ability to manufacture and distribute goods cheaply, and across the globe. Jarden's diverse range of business also helps to shield it from seasonal downturns: for example, during mild winters, Coleman's and the skiing-related businesses might suffer, but Jarden's fishing-related businesses should perform better than usual. Casino operator Penn National Gaming's performance took off when the company announced plans to split into two separate entities, including a gaming-oriented real estate investment trust that will allow Penn to take advantage of its considerable real estate portfolio.

     Lastly, insurer Unum (financials) produced solid benchmark-relative results for the Portfolio during the period. Unum's stock is cheap and the current insurance cycle appears favorable. The company also has solid share buyback abilities due to a strong balance sheet.

Q:   What is your outlook?

A: We view the current market environment as fairly benign. The U.S. economy continues to grow, albeit slowly, and while Europe remains a trouble area, we don't believe the situation in the region is likely to get worse.

     The Portfolio is not yet where we want it to be, but progress has been strong since we began implementing our changes a few months ago. In the end, solid performance still usually boils down to picking good stocks and finding a consistent stream of investable ideas; we believe we are well down the path towards the Portfolio's having a repeatable, disciplined investment process that can produce much better benchmark-relative performance going forward. We try to avoid prognostications about the future of the market, as we are not market timers. Rather, we concentrate on buying assets for the Portfolio that we believe to be undervalued. With that in mind, we are confident in our knowledge that many attractive values remain in the current marketplace, and are energized by our belief that we are constructing a Portfolio that can compete day-in and day-out with the Russell Index benchmark, regardless of the index's return.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/28/13 (UNAUDITED)
--------------------------------------------------------------------------------

        Shares                                                           Value
                 COMMON STOCKS - 98.0%
                 Energy - 10.6%
                 Oil & Gas Drilling - 0.5%
       208,100   Precision Drilling Corp.                                $        1,779,255
                                                                         ------------------
                 Oil & Gas Equipment & Services - 4.0%
        41,270   Oil States International, Inc.*                         $        3,823,253
       139,000   Superior Energy Services, Inc.*                                  3,605,660
       537,270   Weatherford International,
                 Ltd./Switzerland*                                                7,360,599
                                                                         ------------------
                                                                         $       14,789,512
                                                                         ------------------
                 Integrated Oil & Gas - 1.0%
        60,100   Murphy Oil Corp.                                        $        3,659,489
                                                                         ------------------
                 Oil & Gas Exploration & Production - 4.4%
        41,500   Cimarex Energy Co.                                      $        2,697,085
       162,940   Marathon Oil Corp.                                               5,634,465
        18,613   Noble Energy, Inc.                                               1,117,525
       142,670   Whiting Petroleum Corp.*                                         6,575,660
                                                                         ------------------
                                                                         $       16,024,735
                                                                         ------------------
                 Oil & Gas Refining & Marketing - 0.7%
        79,275   Valero Energy Corp.                                     $        2,756,392
                                                                         ------------------
                 Total Energy                                            $       39,009,383
                                                                         ------------------
                 Materials - 6.3%
                 Diversified Chemicals - 1.9%
        97,290   Eastman Chemical Co.                                    $        6,811,273
                                                                         ------------------
                 Specialty Chemicals - 1.0%
        49,800   Cytec Industries, Inc.                                  $        3,647,850
                                                                         ------------------
                 Metal & Glass Containers - 1.4%
       126,020   Crown Holdings, Inc.*                                   $        5,183,203
                                                                         ------------------
                 Steel - 0.8%
        65,700   Carpenter Technology Corp.                              $        2,961,099
                                                                         ------------------
                 Paper Products - 1.2%
       102,370   International Paper Co.                                 $        4,536,015
                                                                         ------------------
                 Total Materials                                         $       23,139,440
                                                                         ------------------
                 Capital Goods - 8.1%
                 Building Products - 0.6%
        54,820   Owens Corning, Inc.*                                    $        2,142,366
                                                                         ------------------
                 Construction & Engineering - 1.2%
        74,130   Fluor Corp.                                             $        4,396,650
                                                                         ------------------
                 Electrical Components & Equipment - 2.2%
       120,180   Eaton Corp Plc                                          $        7,909,046
                                                                         ------------------
                 Construction & Farm Machinery &
                 Heavy Trucks - 2.0%
        65,230   Joy Global, Inc.                                        $        3,165,612
        78,390   PACCAR, Inc.                                                     4,206,407
                                                                         ------------------
                                                                         $        7,372,019
                                                                         ------------------
                 Industrial Machinery - 2.1%
        71,370   Pentair, Ltd.                                           $        4,117,335
        47,740   Stanley Black & Decker, Inc.                                     3,690,302
                                                                         ------------------
                                                                         $        7,807,637
                                                                         ------------------
                 Total Capital Goods                                     $       29,627,718
                                                                         ------------------
                 Commercial Services &
                 Supplies - 1.3%
                 Human Resource &
                 Employment Services - 1.3%
       148,960   Robert Half International, Inc.                         $        4,949,941
                                                                         ------------------
                 Total Commercial
                 Services & Supplies                                     $        4,949,941
                                                                         ------------------
                 Transportation - 2.4%
                 Airlines - 1.1%
       311,830   Southwest Airlines Co.                                  $        4,019,489
                                                                         ------------------
                 Trucking - 1.3%
        80,200   Ryder System, Inc.                                      $        4,875,358
                                                                         ------------------
                 Total Transportation                                    $        8,894,847
                                                                         ------------------
                 Automobiles & Components - 3.0%
                 Auto Parts & Equipment - 1.5%
       121,300   Tenneco, Inc.*                                          $        5,492,464
                                                                         ------------------
                 Tires & Rubber - 1.5%
       366,300   The Goodyear Tire & Rubber Co.*                         $        5,600,727
                                                                         ------------------
                 Total Automobiles & Components                          $       11,093,191
                                                                         ------------------
                 Consumer Durables & Apparel - 1.7%
                 Housewares & Specialties - 1.7%
       142,375   Jarden Corp.*                                           $        6,228,906
                                                                         ------------------
                 Total Consumer Durables &
                 Apparel                                                 $        6,228,906
                                                                         ------------------
                 Retailing - 4.0%
                 Department Stores - 1.6%
       123,340   Macy's, Inc.                                            $        5,920,320
                                                                         ------------------
                 Apparel Retail - 1.4%
        80,650   Ross Stores, Inc.                                       $        5,226,926
                                                                         ------------------
                 Computer & Electronics Retail - 1.0%
        98,210   Rent-A-Center, Inc.*                                    $        3,687,786
                                                                         ------------------
                 Total Retailing                                         $       14,835,032
                                                                         ------------------
                 Food, Beverage & Tobacco - 4.3%
                 Soft Drinks - 0.9%
        99,230   Coca-Cola Enterprises, Inc.                             $        3,488,927
                                                                         ------------------
                 Agricultural Products - 1.3%
        72,730   Ingredion, Inc.                                         $        4,772,543
                                                                         ------------------
                 Packaged Foods & Meats - 2.1%
        83,470   Campbell Soup Co.                                       $        3,738,621
        50,660   Green Mountain Coffee Roasters, Inc.*                            3,802,540
                                                                         ------------------
                                                                         $        7,541,161
                                                                         ------------------
                 Total Food, Beverage & Tobacco                          $       15,802,631
                                                                         ------------------


   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/28/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

        Shares                                                           Value
                 Health Care Equipment &
                 Services - 6.6%
                 Health Care Equipment - 3.7%
       151,060   CareFusion Corp.*                                       $        5,566,561
       199,400   Hologic, Inc.*                                                   3,848,420
        55,640   Zimmer Holdings, Inc.                                            4,169,662
                                                                         ------------------
                                                                         $       13,584,643
                                                                         ------------------
                 Managed Health Care - 2.9%
        60,810   Cigna Corp.                                             $        4,408,117
        74,970   Humana, Inc.                                                     6,325,969
                                                                         ------------------
                                                                         $       10,734,086
                                                                         ------------------
                 Total Health Care
                 Equipment & Services                                    $       24,318,729
                                                                         ------------------
                 Pharmaceuticals, Biotechnology &
                 Life Sciences - 3.1%
                 Pharmaceuticals - 3.1%
        52,780   Actavis, Inc.*                                          $        6,661,892
        50,790   Jazz Pharmaceuticals Plc*                                        3,490,797
        17,956   Salix Pharmaceuticals, Ltd.*                                     1,187,789
                                                                         ------------------
                                                                         $       11,340,478
                                                                         ------------------
                 Total Pharmaceuticals,
                 Biotechnology & Life Sciences                           $       11,340,478
                                                                         ------------------
                 Banks - 4.5%
                 Regional Banks - 4.5%
       129,250   CIT Group, Inc.*                                        $        6,026,928
       111,570   First Republic Bank                                              4,293,214
       673,250   Regions Financial Corp.                                          6,416,072
                                                                         ------------------
                                                                         $       16,736,214
                                                                         ------------------
                 Total Banks                                             $       16,736,214
                                                                         ------------------
                 Diversified Financials - 7.7%
                 Specialized Finance - 1.3%
       144,500   The NASDAQ OMX Group, Inc.                              $        4,738,155
                                                                         ------------------
                 Consumer Finance - 3.0%
       123,360   Discover Financial Services, Inc.                       $        5,876,870
       229,900   SLM Corp.                                                        5,255,514
                                                                         ------------------
                                                                         $       11,132,384
                                                                         ------------------
                 Asset Management & Custody Banks - 3.4%
        99,750   Ameriprise Financial, Inc.                              $        8,067,777
       125,620   Walter Investment Management Corp.*                              4,247,212
                                                                         ------------------
                                                                         $       12,314,989
                                                                         ------------------
                 Total Diversified Financials                            $       28,185,528
                                                                         ------------------
                 Insurance - 9.7%
                 Insurance Brokers - 1.5%
       136,750   Willis Group Holdings Plc                               $        5,576,665
                                                                         ------------------
                 Life & Health Insurance - 3.3%
       158,200   Lincoln National Corp.                                  $        5,769,554
       212,744   Unum Group, Inc.                                                 6,248,291
                                                                         ------------------
                                                                         $       12,017,845
                                                                         ------------------
                 Multi-line Insurance - 1.6%
       189,400   Hartford Financial Services Group, Inc.                 $        5,856,248
                                                                         ------------------
                 Property & Casualty Insurance - 3.3%
       122,300   Axis Capital Holdings, Ltd.                             $        5,598,894
       139,670   The Allstate Corp.                                               6,720,920
                                                                         ------------------
                                                                         $       12,319,814
                                                                         ------------------
                 Total Insurance                                         $       35,770,572
                                                                         ------------------
                 Real Estate - 6.0%
                 Diversified REIT - 0.9%
       214,320   Duke Realty Corp.                                       $        3,341,249
                                                                         ------------------
                 Residential REIT - 2.0%
       110,430   American Campus Communities, Inc.                       $        4,490,084
        46,090   Home Properties, Inc.                                            3,012,903
                                                                         ------------------
                                                                         $        7,502,987
                                                                         ------------------
                 Retail REIT - 1.0%
       162,320   Kimco Realty Corp.                                      $        3,478,518
                                                                         ------------------
                 Specialized REIT - 2.1%
        74,320   HCP, Inc.                                               $        3,377,101
       169,520   Pebblebrook Hotel Trust                                          4,382,092
                                                                         ------------------
                                                                         $        7,759,193
                                                                         ------------------
                 Total Real Estate                                       $       22,081,947
                                                                         ------------------
                 Software & Services - 4.4%
                 IT Consulting & Other Services - 1.2%
       124,800   Amdocs, Ltd.                                            $        4,628,832
                                                                         ------------------
                 Data Processing & Outsourced
                 Services - 1.2%
        99,600   Fidelity National Information
                 Services, Inc.                                          $        4,266,864
                                                                         ------------------
                 Systems Software - 2.0%
       111,909   AVG Technologies NV*                                    $        2,176,630
       235,230   Symantec Corp.                                                   5,285,618
                                                                         ------------------
                                                                         $        7,462,248
                                                                         ------------------
                 Total Software & Services                               $       16,357,944
                                                                         ------------------
                 Technology Hardware &
                 Equipment - 3.8%
                 Communications Equipment - 1.3%
       830,500   Brocade Communications Systems, Inc.*                   $        4,783,680
                                                                         ------------------
                 Computer Hardware - 1.0%
       112,000   NCR Corp.*                                              $        3,694,880
                                                                         ------------------
                 Office Electronics - 1.5%
       586,800   Xerox Corp.                                             $        5,322,276
                                                                         ------------------
                 Total Technology
                 Hardware & Equipment                                    $       13,800,836
                                                                         ------------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

        Shares                                                           Value
                 Semiconductors &
                 Semiconductor Equipment - 5.3%
                 Semiconductors - 5.3%
        79,915   Analog Devices, Inc.                                    $        3,600,970
       484,900   Marvell Technology Group, Ltd.                                   5,678,179
       225,400   Skyworks Solutions, Inc.*                                        4,934,006
       136,660   Xilinx, Inc.                                                     5,413,103
                                                                         ------------------
                                                                         $       19,626,258
                                                                         ------------------
                 Total Semiconductors &
                 Semiconductor Equipment                                 $       19,626,258
                                                                         ------------------
                 Utilities - 5.1%
                 Electric Utilities - 3.1%
        92,900   Northeast Utilities, Inc.                               $        3,903,658
       162,950   PNM Resources, Inc.                                              3,615,860
       118,000   Westar Energy, Inc.                                              3,771,280
                                                                         ------------------
                                                                         $       11,290,798
                                                                         ------------------
                 Gas Utilities - 1.0%
        89,580   AGL Resources, Inc.                                     $        3,839,399
                                                                         ------------------
                 Multi-Utilities - 1.0%
       107,610   Ameren Corp.                                            $        3,706,088
                                                                         ------------------
                 Total Utilities                                         $       18,836,285
                                                                         ------------------
                 TOTAL COMMON STOCKS
                 (Cost $311,250,082)                                     $      360,635,880
                                                                         ------------------
                 TOTAL INVESTMENT
                 IN SECURITIES - 98.0%
                 (Cost $311,250,082) (a)                                 $      360,635,880
                                                                         ------------------
                 OTHER ASSETS &
                 LIABILITIES - 2.0%                                      $        7,443,921
                                                                         ------------------
                 TOTAL NET ASSETS - 100.0%                               $      368,079,801
                                                                         ==================

*    Non-income producing security.

REIT Real Estate Investment Trust.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $312,519,792 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost             $ 52,362,387

       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value               (4,246,299)
                                                                   ------------
       Net unrealized gain                                         $ 48,116,088
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2013 aggregated $225,752,129 and $237,664,177, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                          Level 1       Level 2       Level 3           Total
Common Stocks          $360,635,880     $    --       $    --       $360,635,880
                       ------------     -------       -------       ------------
   Total               $360,635,880     $    --       $    --       $360,635,880
                       ============     =======       =======       ============

During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/13   Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
                                                          (unaudited)  12/31/12     12/31/11    12/31/10     12/31/09     12/31/08
Class I
Net asset value, beginning of period                       $ 17.42      $ 15.85      $ 16.93     $  14.48    $  11.72     $  19.22
                                                           -------      -------      -------     --------    --------     --------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.12      $  0.24      $  0.23     $   0.18    $   0.20     $   0.23
   Net realized and unrealized gain (loss) on investments     2.28         1.50        (1.17)        2.43        2.76        (6.24)
                                                           -------      -------      -------     --------    --------     --------
     Net increase (decrease) from investment operations    $  2.40      $  1.74      $ (0.94)    $   2.61    $   2.96     $  (6.01)
Distributions to shareowners:
   Net investment income                                     (0.19)       (0.17)       (0.14)       (0.16)      (0.20)       (0.19)
   Net realized gain                                            --           --           --           --          --        (1.30)
                                                           -------      -------      -------     --------    --------     --------
Net increase (decrease) in net asset value                 $  2.21      $  1.57      $ (1.08)    $   2.45    $   2.76     $  (7.50)
                                                           -------      -------      -------     --------    --------     --------
Net asset value, end of period                             $ 19.63      $ 17.42      $ 15.85     $  16.93    $  14.48     $  11.72
                                                           =======      =======      =======     ========    ========     ========
Total return*                                                13.80%       11.11%(a)    (5.64)%      18.22%      25.58%      (33.58)%
Ratio of net expenses to average net assets+                  0.71%**      0.72%        0.72%        0.74%       0.75%        0.77%
Ratio of net investment income to average net assets+         1.14%**      1.17%        1.23%        1.02%       1.39%        1.23%
Portfolio turnover rate                                        128%**       103%          88%          99%         88%          60%
Net assets, end of period (in thousands)                   $86,104      $81,886      $92,100     $116,729    $113,962     $103,527

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                              6/30/13     Year Ended    Year Ended  Year Ended Year Ended Year Ended
                                                           (unaudited)     12/31/12      12/31/11    12/31/10   12/31/09   12/31/08
Class II
Net asset value, beginning of period                          $  17.30     $  15.75      $  16.83    $  14.41   $  11.66   $ 19.13
                                                              --------     --------      --------    --------   --------   -------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.09     $   0.14      $   0.14    $   0.09   $   0.10   $  0.16
   Net realized and unrealized gain (loss) on investments         2.27         1.55         (1.11)       2.46       2.81     (6.18)
                                                              --------     --------      --------    --------   --------   -------
     Net increase (decrease) from investment operations       $   2.36     $   1.69      $  (0.97)   $   2.55   $   2.91   $ (6.03)
Distributions to shareowners:
   Net investment income                                         (0.15)       (0.14)        (0.11)      (0.13)     (0.16)    (0.14)
   Net realized gain                                                --           --            --          --         --     (1.30)
                                                              --------     --------      --------    --------   --------   -------
Net increase (decrease) in net asset value                    $   2.21     $   1.55      $  (1.08)   $   2.42   $   2.75   $ (7.47)
                                                              --------     --------      --------    --------   --------   -------
Net asset value, end of period                                $  19.51     $  17.30      $  15.75    $  16.83   $  14.41   $ 11.66
                                                              ========     ========      ========    ========   ========   =======
Total return*                                                    13.65%       10.83%(a)     (5.84)%     17.89%     25.26%   (33.76)%
Ratio of net expenses to average net assets+                      0.96%**      0.97%         0.97%       0.99%      1.00%     1.02%
Ratio of net investment income to average net assets+             0.89%**      0.94%         1.03%       0.79%      1.14%     1.00%
Portfolio turnover rate                                            128%**       103%           88%         99%        88%       60%
Net assets, end of period (in thousands)                      $281,976     $259,448      $207,057    $179,212   $125,589   $78,419

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $311,250,082)                     $360,635,880
   Cash                                                                  525,013
   Receivables --
     Investment securities purchased                                   8,303,260
     Portfolio shares sold                                               139,295
     Dividends                                                           404,348
                                                                    ------------
      Total assets                                                  $370,007,796
                                                                    ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                $  1,423,132
     Portfolio shares repurchased                                        180,068
   Due to affiliates                                                     289,005
   Accrued expenses                                                       35,790
                                                                    ------------
      Total liabilities                                             $  1,927,995
                                                                    ------------
NET ASSETS:
   Paid-in capital                                                  $299,296,615
   Undistributed net investment income                                 2,141,407
   Accumulated net realized gain on investments                       17,255,981
   Net unrealized gain on investments                                 49,385,798
                                                                    ------------
      Total net assets                                              $368,079,801
                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
   Class I (based on $86,103,909/4,386,783 shares)                  $      19.63
                                                                    ============
   Class II (based on $281,975,892/14,455,166 shares)               $      19.51
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $8,272)                    $ 3,334,775
   Interest                                                                     2,506
                                                                          -----------
     Total investment income                                                             $ 3,337,281
                                                                                         -----------
EXPENSES:
   Management fees                                                        $ 1,174,770
   Transfer agent fees and expenses
     Class I                                                                      687
     Class II                                                                     687
   Distribution fees
     Class II                                                                 344,167
   Administrative reimbursements                                               52,107
   Custodian fees                                                              13,142
   Professional fees                                                           22,555
   Printing expense                                                             5,519
   Fees and expenses of nonaffiliated trustees                                  5,211
   Miscellaneous                                                                3,933
                                                                          -----------
     Net expenses                                                                        $ 1,622,778
                                                                                         -----------
       Net investment income                                                             $ 1,714,503
                                                                                         -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS :
   Net realized gain on investments                                                      $28,052,171
                                                                                         -----------
   Change in net unrealized appreciation on Investments:                                 $16,304,995
                                                                                         -----------
   Net gain on investments                                                               $44,357,166
                                                                                         -----------
   Net increase in net assets resulting from operations                                  $46,071,669
                                                                                         ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        Six Months
                                                                                          Ended
                                                                                         6/30/13       Year Ended
                                                                                       (unaudited)      12/31/12
FROM OPERATIONS:
Net investment income                                                                 $   1,714,503   $  3,350,064
Net realized gain on investments and class actions                                       28,052,171      3,436,053
Change in net unrealized appreciation (depreciation) on investments                      16,304,995     26,141,340
                                                                                      -------------   ------------
   Net increase in net assets resulting from operations                               $  46,071,669   $ 32,927,457
                                                                                      -------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.19 and $0.17 per share, respectively)                                  $    (833,951)  $   (946,096)
   Class II ($0.15 and $0.14 per share, respectively)                                    (2,135,907)    (2,077,770)
                                                                                      -------------   ------------
     Total distributions to shareowners                                               $  (2,969,858)  $ (3,023,866)
                                                                                      -------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $   7,458,528   $ 52,536,014
Reinvestment of distributions                                                             2,969,858      3,023,866
Cost of shares repurchased                                                              (26,784,478)   (43,286,750)
                                                                                      -------------   ------------
   Net increase (decrease) in net assets resulting from Portfolio share transactions  $ (16,356,092)  $ 12,273,130
                                                                                      -------------   ------------
   Net increase in net assets                                                         $  26,745,719   $ 42,176,721

NET ASSETS:
Beginning of period                                                                     341,334,082    299,157,361
                                                                                      -------------   ------------
End of period                                                                         $ 368,079,801   $341,334,082
                                                                                      =============   ============
Undistributed net investment income                                                   $   2,141,407   $  3,396,762
                                                                                      =============   ============

                                    '13 Shares       '13 Amount
                                   (unaudited)       (unaudited)    '12 Shares       '12 Amount
CLASS I
Shares sold                           202,858     $   3,801,000        174,008    $   2,953,116
Reinvestment of distributions          43,121           833,951         59,354          946,096
Less shares repurchased              (559,965)      (10,693,640)    (1,342,303)     (22,882,751)
                                     --------     -------------     ----------    -------------
   Net decrease                      (313,986)    $  (6,058,689)    (1,108,941)   $ (18,983,539)
                                     ========     =============     ==========    =============
CLASS II
Shares sold                           194,649     $   3,657,528      2,925,899    $  49,582,898
Reinvestment of distributions         111,129         2,135,907        131,090        2,077,770
Less shares repurchased              (850,241)      (16,090,838)    (1,204,636)     (20,403,999)
                                     --------     -------------     ----------    -------------
   Net increase (decrease)           (544,463)    $ (10,297,403)     1,852,353    $  31,256,669
                                     ========     =============     ==========    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their such Funds' asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the six months ended June 30, 2013, the Portfolio had no outstanding portfolio or settlement hedges.

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                       2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                    $ 3,023,866
                                                                   -----------
   Total distributions                                             $ 3,023,866
                                                                   ===========
Distributable Earnings (Accumulated Losses):
Undistributed ordinary income                                      $ 3,348,617
Capital loss carryforward                                           (9,478,335)
Unrealized appreciation                                             31,811,093
                                                                   -----------
   Total                                                           $25,681,375
                                                                   ===========

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of Real Estate Investment Trust (REIT) holdings.

E.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

     for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Risks

     Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $222,967 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,783 in transfer agent fees payable to PIMSS at June 30, 2013.

4.   Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62,255 in distribution fees payable to PFD at June 30, 2013.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                              Trustees
John F. Cogan, Jr., President*                        Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President         David R. Bock
Mark E. Bradley, Treasurer**                          John F. Cogan, Jr.
Christopher J. Kelley, Secretary                      Benjamin M. Friedman
                                                      Margaret B.W. Graham
                                                      Daniel K. Kingsbury
                                                      Marguerite A. Piret
                                                      Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*  Chief Executive Officer of the Portfolios
** Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19609-07-0813


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         8

  Notes to Financial Statements                                               13

  Trustees, Officers and Service Providers                                    16

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                           16.0%
Regional Mall                                       14.9%
Health Care                                         12.4%
Office                                              10.6%
Diversified                                          9.9%
Shopping Center                                      8.8%
Storage                                              8.0%
Industrial                                           7.6%
Hotel                                                6.0%
Triple Net Lease                                     3.2%
Manufactured Home                                    1.7%
Cash equivalents                                     0.9%

Five Largest Holdings
(As a percentage of equity holdings)*

--------------------------------------------------------------------------------
  1.  Simon Property Group, Inc.                                           9.64%
--------------------------------------------------------------------------------
  2.  Equity Residential, Inc.                                             6.57
--------------------------------------------------------------------------------
  3.  Public Storage, Inc.                                                 5.15
--------------------------------------------------------------------------------
  4.  Prologis, Inc.                                                       5.12
--------------------------------------------------------------------------------
  5.  AvalonBay Communities, Inc.                                          4.71
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  6/30/13                12/31/12
  Class I                                   $19.77                 $19.93
  Class II                                  $19.80                 $19.93

                                  Net
Distributions per Share           Investment       Short-Term         Long-Term
(1/1/13 - 6/30/13)                Income           Capital Gains      Capital Gains
  Class I                         $0.2400          $     -            $1.0045
  Class II                        $0.2000          $     -            $1.0045

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Real Estate Shares      Pioneer Real Estate Shares      MSCI U.S.
                   VCT Portfolio, Class I          VCT Portfolio, Class II         REIT Index
6/30/2003          $  10,000                       $  10,000                       $  10,000
6/30/2004          $  12,890                       $  12,859                       $  12,633
6/30/2005          $  17,409                       $  17,321                       $  16,793
6/30/2006          $  21,539                       $  21,379                       $  20,093
6/30/2007          $  23,752                       $  23,520                       $  22,514
6/30/2008          $  20,278                       $  20,026                       $  19,330
6/30/2009          $  11,629                       $  11,478                       $  10,875
6/30/2010          $  18,163                       $  17,896                       $  16,882
6/30/2011          $  24,132                       $  23,733                       $  22,637
6/30/2012          $  27,280                       $  26,767                       $  25,623
6/30/2013          $  29,525                       $  28,909                       $  27,936

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                             Class I                  Class II
--------------------------------------------------------------------------------
10 Years                                      11.43%                    11.20%
5 Years                                        7.80%                     7.62%
1 Year                                         8.23%                     8.00%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING  ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from January 1, 2013 through June 30, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                   $1,000.00          $1,000.00
Ending Account Value on 6/30/13                     $1,057.60          $1,057.10
Expenses Paid During Period*                        $    5.20          $    6.43

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.02% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013 through June 30, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                   $1,000.00          $1,000.00
Ending Account Value on 6/30/13                     $1,019.74          $1,018.55
Expenses Paid During Period*                        $    5.11          $    6.31

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.02% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other funds holding more securities. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares VCT Portfolio, discusses the market environment for real estate-related investments and the Portfolio's performance during the six-month period ended June 30, 2013.

Q: How would you describe the market environment for real estate-related investments during the six months ended June 30, 2013?

A: During the early months of the period, the performance of real estate investment trusts (REITs) continued to show positive momentum, supported by low interest rates, improving property fundamentals, and strong demand from income-oriented investors. Lower-quality REITs, by a wide margin, outperformed higher-quality REITs with stronger balance sheets, due to investors' penchant for taking on risk despite global economic headwinds. However, uncertainty returned to the market in May 2013, when the Federal Reserve Board (the Fed) suggested that it was evaluating the appropriate timing to begin unwinding its accommodative monetary policy, known as quantitative easing. While the Fed's comments were not unexpected from a macroeconomic point of view, the financial markets still sold off sharply, with the more interest-rate-sensitive sectors of the financial markets, including REITs, generally underperforming the broader equity market.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2013?

A: Pioneer Real Estate Shares VCT Portfolio's Class I returned 5.76% at net asset value during the six months ended June 30, 2013, and Class II shares returned 5.71%. During the same period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)(1), returned 6.36%, while the average return of the 41 variable portfolios in Lipper's Real Estate Underlying Funds category was 4.86%.

----------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

Q: What were the main reasons for the Portfolio's underperformance relative to the MSCI Index during the six months ended June 30, 2013? Also, what aspects of the Portfolio's positioning helped benchmark-relative performance during the period?

A: The Portfolio's underperformance relative to the MSCI Index can be mainly attributed to negative stock selection results in the apartment, office, and industrial REIT sectors. However, favorable stock selection results in the diversified, regional mall, and storage REIT sectors partially offset those disappointing results.

    With regard to sector allocation, the Portfolio's underweight position in outperforming health care REITs and its overweight exposure to the underperforming diversified REIT sector were significant detractors from benchmark-relative performance during the six-month period. The most positive performance relative to the benchmark came from the Portfolio's underweight positions in the underperforming apartment and regional mall REIT sectors as well as its overweight position in the outperforming manufactured home sector.

Q: What individual holdings or investment decisions contributed the most to the Portfolio's relative performance during the six-month period ended June 30, 2013, and which individual holdings or investment decisions detracted from performance?

A: Our decision not to invest the Portfolio in a stock that is included in the benchmark can be beneficial for relative returns when the security underperforms, and that was the case with Digital Realty Trust, an office REIT that struggled during the period as leasing slowed. Furthermore, our decision to overweight the Portfolio relative to the MSCI Index in the top-performing REITs Kilroy Realty and Extra Space Storage also was rewarding. Kilroy Realty recently expanded its portfolio of assets, with acquisitions in Northern California and Seattle, regions of the country that began to recover in late 2012 and the first half of 2013. The addition of those profitable properties augmented the income generated from Kilroy's overall portfolio, which, in turn, boosted Kilroy's stock price. Extra Space Storage continued to post stronger-than-expected quarterly earnings results, driving its stock price higher.

    As for holdings that detracted from performance, in the first several months of 2013, investors were embracing higher-risk strategies, and smaller-cap stocks generally outperformed larger-cap stocks, regardless of underlying fundamentals. Thus, our decision not to hold the outperforming small-company stocks of SL Green Realty, CommonWealth REIT, and Kimco Realty in the Portfolio detracted from performance during the six-month period.

Q:  What is your outlook for REITs in the coming months?

A: Following the end of the period, rising interest rates continued to weigh on the minds of investors, but some calm had returned to the markets and the Portfolio began to recoup some of its spring 2013 losses. Now that the Fed has clarified its timeline, at least somewhat, for winding down its monetary stimulus program, the key determinant of where REIT values are headed will be exactly how fast and how far interest rates rise. A rapid interest-rate increase would be a negative for REIT values as well as for the entire bond market, but we think that seems unlikely, as such an abrupt shock could lead to a recession, which the Fed has been working to avoid. Given the already

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

    slow growth in the U.S. economy, we believe it is much more likely that the Fed will be exceedingly cautious in withdrawing liquidity from the financial system, thus leading to a more moderate pace of interest-rate increases.

    Furthermore, we think stronger economic growth can play a positive role in REIT performance going forward, as the challenges posed by rising interest rates and higher competitive yields from bonds can be largely or completely offset by higher REIT net operating incomes and thus allow the REIT sector to deliver competitive returns. Furthermore, should stronger economic growth result in inflationary pressures down the road, we think REITs offer more downside inflation protection than fixed-income alternatives. We believe those factors suggest that REITs should continue to play a role in the portfolio of any well-diversified*, multi-asset-class investor.

----------------
*Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments on page 7 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
            COMMON STOCKS - 99.3%
            Consumer Services - 1.0%
            Hotels, Resorts & Cruise Lines - 1.0%
    7,400   Starwood Hotels & Resorts Worldwide, Inc.             $      467,606
                                                                  --------------
            Total Consumer Services                               $      467,606
                                                                  --------------
            Real Estate - 98.3%
            Diversified REIT - 8.6%
   18,554   American Assets Trust, Inc.                           $      572,576
   10,300   Armada Hoffler Properties, Inc.                              121,334
   25,100   First Potomac Realty Trust                                   327,806
   22,700   Liberty Property Trust                                       838,992
   33,700   Retail Opportunity Investments Corp.                         468,430
   19,700   Vornado Realty Trust                                       1,632,145
                                                                  --------------
                                                                  $    3,961,283
                                                                  --------------
            Industrial REIT - 5.1%
   61,900   Prologis, Inc.                                        $    2,334,868
                                                                  --------------
            Office REIT - 13.5%
   11,800   Alexandria Real Estate Equities, Inc.                 $      775,496
   38,500   BioMed Realty Trust, Inc.                                    778,855
   18,500   Boston Properties, Inc.                                    1,951,195
    7,900   Douglas Emmett, Inc.                                         197,105
   29,700   DuPont Fabros Technology, Inc.                               717,255
   27,600   Kilroy Realty Corp.                                        1,463,076
   16,400   Piedmont Office Realty Trust, Inc.                           293,232
                                                                  --------------
                                                                  $    6,176,214
                                                                  --------------
            Residential REIT - 17.7%
   14,300   American Campus Communities, Inc.                     $      581,438
   15,900   AvalonBay Communities, Inc.                                2,145,069
   13,400   BRE Properties, Inc.                                         670,268
   13,900   Camden Property Trust                                        961,046
    9,900   Equity Lifestyle Properties, Inc.                            778,041
   51,600   Equity Residential, Inc.                                   2,995,896
                                                                  --------------
                                                                  $    8,131,758
                                                                  --------------
            Retail REIT - 23.8%
   51,400   DDR Corp.                                             $      855,810
   10,800   Federal Realty Investment Trust                            1,119,744
   14,400   National Retail Properties, Inc.                             495,360
   22,100   Ramco-Gershenson Properties Trust                            343,213
   19,200   Regency Centers Corp.                                        975,552
   18,100   Retail Properties of America, Inc.                           258,468
   27,800   Simon Property Group, Inc.                                 4,390,176
    6,000   Taubman Centers, Inc.                                        450,900
   33,000   The Macerich Co.                                           2,012,010
                                                                  --------------
                                                                  $   10,901,233
                                                                  --------------
            Specialized REIT - 27.6%
    3,000   Aviv Real Estate Investment Trust, Inc.               $       75,870
   24,500   CubeSmart, Inc.                                              391,510
   19,300   EPR Properties                                               970,211
   22,800   Extra Space Storage, Inc.                                    956,004
   43,000   HCP, Inc.                                                  1,953,920
   24,800   Health Care Real Estate Investment
            Trust, Inc.                                                1,662,344
   86,800   Host Hotels & Resorts, Inc.                                1,464,316
    7,800   Pebblebrook Hotel Trust                                      201,630
   15,300   Public Storage, Inc.                                       2,345,949
   27,800   RLJ Lodging Trust                                            625,222
   28,700   Ventas, Inc.                                               1,993,502
                                                                  --------------
                                                                  $   12,640,478
                                                                  --------------
            Real Estate Operating Companies - 2.0%
   15,300   Brookfield Office Properties, Inc.                    $      255,204
   37,600   Forest City Enterprises, Inc.*                               673,416
                                                                  --------------
                                                                  $      928,620
                                                                  --------------
            Total Real Estate                                     $   45,074,454
                                                                  --------------
            TOTAL COMMON STOCKS
            (Cost $20,499,115)                                    $   45,542,060
                                                                  --------------
            TOTAL INVESTMENT IN
            SECURITIES - 99.3%
            (Cost $20,499,115) (a)                                $   45,542,060
                                                                  --------------
            OTHER ASSETS &
            LIABILITIES - 0.7%                                    $      338,277
                                                                  --------------
            TOTAL NET ASSETS - 100.0%                             $   45,880,337
                                                                  ==============

*     Non-income producing security.

REIT  Real Estate Investment Trust.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $21,266,941 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost            $24,299,162

         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value                (24,043)
                                                                    -----------
         Net unrealized gain                                        $24,275,119
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $2,503,681 and $4,561,452, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Portfolio's assets:

                           Level 1         Level 2      Level 3        Total
Common Stocks            $45,542,060       $    --      $    --     $45,542,060
                         -----------       -------      -------     -----------
   Total                 $45,542,060       $    --      $    --     $45,542,060
                         ===========       =======      =======     ===========

During the six months ended June 30, 2013, there were no transfers between levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           6/30/13    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)   12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class I
Net asset value, beginning of period                       $ 19.93      $ 17.53    $ 16.34     $ 13.04     $ 10.41     $  23.49
                                                           -------      -------    -------     -------     -------     --------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.24      $  0.25    $  0.44     $  0.24     $  0.35     $   0.49
   Net realized and unrealized gain (loss) on investments     0.84         2.61       1.18        3.46        2.76        (6.87)
                                                           -------      -------    -------     -------     -------     --------
     Net increase (decrease) from investment operations    $  1.08      $  2.86    $  1.62     $  3.70     $  3.11     $  (6.38)
Distributions to shareowners:
   Net investment income                                     (0.24)       (0.25)     (0.43)      (0.40)      (0.35)       (0.49)
   Net realized gain                                         (1.00)       (0.21)        --          --          --        (5.96)
   Tax return of capital                                        --           --         --          --       (0.13)       (0.25)
                                                           -------      -------    -------     -------     -------     --------
Net increase (decrease) in net asset value                 $ (0.16)     $  2.40    $  1.19     $  3.30     $  2.63     $ (13.08)
                                                           -------      -------    -------     -------     -------     --------
Net asset value, end of period                             $ 19.77      $ 19.93    $ 17.53     $ 16.34     $ 13.04     $  10.41
                                                           =======      =======    =======     =======     =======     ========
Total return*                                                 5.76%       16.41%     10.02%      28.70%      31.64%      (38.19)%
Ratio of net expenses to average net assets+                  1.02%**      1.02%      1.03%       1.03%       1.10%        1.04%
Ratio of net investment income to average net assets+         2.24%**      2.41%      2.48%       1.68%       3.48%        2.57%
Portfolio turnover rate                                         11%**         5%        10%         11%         30%          22%
Net assets, end of period (in thousands)                   $10,579      $10,514    $10,428     $11,035     $10,151     $  9,513

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended
                                                           6/30/13      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                         (unaudited)     12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class II
Net asset value, beginning of period                       $ 19.93        $ 17.54     $ 16.35     $ 13.03     $ 10.38     $  23.45
                                                           -------        -------     -------     -------     -------     --------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.21        $  0.21     $  0.40     $  0.19     $  0.33     $   0.45
   Net realized and unrealized gain (loss) on investments     0.86           2.60        1.18        3.49        2.78        (6.86)
                                                           -------        -------     -------     -------     -------     --------
     Net increase (decrease) from investment operations    $  1.07        $  2.81     $  1.58     $  3.68     $  3.11     $  (6.41)
Distributions to shareowners:
   Net investment income                                     (0.20)         (0.42)      (0.39)      (0.36)      (0.33)       (0.45)
   Net realized gain                                         (1.00)            --          --          --          --        (5.96)
   Tax return of capital                                        --             --          --          --       (0.13)       (0.25)
                                                           -------        -------     -------     -------     -------     --------
Net increase (decrease) in net asset value                 $ (0.13)       $  2.39     $  1.19     $  3.32     $  2.65     $ (13.07)
                                                           -------        -------     -------     -------     -------     --------
Net asset value, end of period                             $ 19.80        $ 19.93     $ 17.54     $ 16.35     $ 13.03     $  10.38
                                                           =======        =======     =======     =======     =======     ========
Total return*                                                 5.71%         16.09%       9.76%      28.53%      31.56%      (38.35)%
Ratio of net expenses to average net assets+                  1.26%**        1.26%       1.28%       1.27%       1.33%        1.30%
Ratio of net investment income to average net assets+         1.99%**        2.16%       2.24%       1.45%       3.21%        2.41%
Portfolio turnover rate                                         11%**           5%         10%         11%         30%          22%
Net assets, end of period (in thousands)                   $35,302        $35,500     $35,435     $38,057     $39,638     $ 32,712

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $20,499,115)                       $45,542,060
   Cash                                                                  328,257
   Receivables --
     Portfolio shares sold                                                 3,958
     Dividends                                                           137,731
     Prepaid expenses                                                         21
                                                                     -----------
       Total assets                                                  $46,012,027
                                                                     -----------
LIABILITIES:
   Payables --
     Portfolio shares repurchased                                    $    23,072
     Investment securities purchased                                      29,335
   Due to affiliates                                                      45,429
   Accrued expenses                                                       33,854
                                                                     -----------
       Total liabilities                                             $   131,690
                                                                     -----------
NET ASSETS:
   Paid-in capital                                                   $19,482,326
   Undistributed net investment income                                    21,751
   Accumulated net realized gain on investments                        1,333,315
   Net unrealized gain on investments                                 25,042,945
                                                                     -----------
       Total net assets                                              $45,880,337
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $10,578,647/534,960 shares)                     $     19.77
                                                                     ===========
   Class II (based on $35,301,690/1,783,124 shares)                  $     19.80
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $647)                        $  776,910
   Interest                                                                        107
                                                                            ----------
     Total investment income                                                              $  777,017
                                                                                          ----------
EXPENSES:
   Management fees                                                          $  191,076
   Transfer agent fees
     Class I                                                                       688
     Class II                                                                      677
   Distribution fees
     Class II                                                                   46,030
   Administrative reimbursements                                                 9,282
   Custodian fees                                                                5,811
   Professional fees                                                            19,573
   Printing expense                                                             11,553
   Fees and expenses of nonaffiliated trustees                                   2,907
   Miscellaneous                                                                   963
                                                                            ----------
     Total expenses                                                                       $  288,560
                                                                                          ----------
       Net investment income                                                              $  488,457
                                                                                          ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                                       $2,101,210
                                                                                          ----------
   Change in net unrealized gain on investments                                           $  104,242
                                                                                          ----------
   Net gain on investments                                                                $2,205,452
                                                                                          ----------
   Net increase in net assets resulting from operations                                   $2,693,909
                                                                                          ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                       Ended
                                                                      6/30/13      Year Ended
                                                                    (unaudited)     12/31/12
FROM OPERATIONS:
Net investment income                                              $    488,457   $    542,082
Net realized gain on investments                                      2,101,210      3,825,883
Change in net unrealized gain (loss) on investments                     104,242      2,720,577
                                                                   ------------   ------------
     Net increase in net assets resulting from operations          $  2,693,909   $  7,088,542
                                                                   ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.24 and $0.25 per share, respectively)             $   (123,657)  $   (141,508)
     Class II ($0.20 and $0.21 per share, respectively)                (343,049)      (400,574)
Net realized gains:
     Class I ($1.00 and $0.21 per share, respectively)             $   (507,369)  $   (112,932)
     Class II ($1.00 and $0.21 per share, respectively)              (1,692,640)      (377,036)
                                                                   ------------   ------------
       Total distributions to shareowners                          $ (2,666,715)  $ (1,032,050)
                                                                   ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $  2,017,903   $  5,088,056
Reinvestment of distributions                                         2,666,715      1,032,050
Cost of shares repurchased                                           (4,845,432)   (12,025,874)
                                                                   ------------   ------------
     Net decrease in net assets resulting from resulting from
        Portfolio share transactions                               $   (160,814)  $ (5,905,768)
                                                                   ------------   ------------
     Net increase (decrease) in net assets                         $   (133,620)  $    150,724

NET ASSETS:
Beginning of period                                                  46,013,957     45,863,233
                                                                   ------------   ------------
End of period                                                      $ 45,880,337   $ 46,013,957
                                                                   ============   ============
Undistributed net investment income                                $     21,751   $         --
                                                                   ============   ============

                                   '13 Shares      '13 Amount
                                   (unaudited)     (unaudited)     '12 Shares       '12 Amount
CLASS I
Shares sold                           28,271       $   600,615        29,652       $    573,197
Reinvestment of distributions         33,349           631,026        13,111            254,440
Less shares repurchased              (54,282)       (1,153,970)     (110,123)        (2,126,107)
                                    --------       -----------     ---------       ------------
     Net increase (decrease)           7,338       $    77,671       (67,360)      $ (1,298,470)
                                    ========       ===========     =========       ============
CLASS II
Shares sold                           67,204       $ 1,417,288       233,728       $  4,514,859
Reinvestment of distributions        107,643         2,035,689        40,052            777,610
Less shares repurchased             (172,578)       (3,691,462)     (513,503)        (9,899,767)
                                    --------       -----------     ---------       ------------
     Net increase (decrease)           2,269       $  (238,485)     (239,723)      $ (4,607,298)
                                    ========       ===========     =========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                         2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $   542,082
Long-term capital gain                                                   489,968
                                                                     -----------
   Total distributions                                               $ 1,032,050
                                                                     ===========
Distributable Earnings
(Accumulated Losses):
Undistributed Long-term gain                                         $ 2,199,940
Unrealized appreciation                                               24,170,877
                                                                     -----------
   Total                                                             $26,370,817
                                                                     ===========

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.  Risks

    Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $33,868 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,772 in transfer agent fees payable to PIMSS at June 30, 2013.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,789 in distribution fees payable to PFD at June 30, 2013.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                             Trustees
John F. Cogan, Jr., President*                       Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President        David R. Bock
Mark E. Bradley, Treasurer**                         John F. Cogan, Jr.
Christopher J. Kelley, Secretary                     Benjamin M. Friedman
                                                     Margaret B.W. Graham
                                                     Daniel K. Kingsbury
                                                     Marguerite A. Piret
                                                     Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19614-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares
                 (formerly known as Pioneer Growth Opportunities VCT Portfolio)*

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

* Effective May 1, 2013 Pioneer Growth Opportunities VCT Portfolio was renamed Pioneer Select Mid Cap Growth VCT Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       12

  Notes to Financial Statements                                              16

  Trustees, Officers and Service Providers                                   19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


U.S. Common Stocks                                       88.3%
International Common Stocks                              10.3%
Depositary Receipts for International Stocks              1.4%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Discretionary                                   22.6%
Industrials                                              16.7%
Information Technology                                   16.0%
Health Care                                              15.9%
Energy                                                    9.3%
Materials                                                 6.8%
Financials                                                5.6%
Consumer Staples                                          4.4%
Telecommunication Services                                1.4%
Utilities                                                 1.3%

Five Largest Holdings
(As a percentage of equity holdings)*
--------------------------------------------------------------------------------
  1.  Cabot Oil & Gas Corp.                                                2.56%
--------------------------------------------------------------------------------
  2.  Mastercard, Inc.                                                     1.66
--------------------------------------------------------------------------------
  3.  Green Mountain Coffee Roasters, Inc.                                 1.61
--------------------------------------------------------------------------------
  4.  Michael Kors Holdings, Ltd.                                          1.51
--------------------------------------------------------------------------------
  5.  Lear Corp.                                                           1.51
--------------------------------------------------------------------------------

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                     6/30/13            12/31/12
Class I                                       $26.98              $24.07

                               Net
Distributions per Share        Investment         Short-Term          Long-Term
(1/1/13 - 6/30/13)             Income             Capital Gains       Capital Gains
Class I                        $    -             $     -             $ 1.2277

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Select Mid Cap Growth VCT Portfolio at net asset value, compared to that of the Russell Mid Cap Growth Index and the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Pioneer Select Mid Cap           Russell 2000          Russell Midcap
                         Growth VCT Portfolio, Class I    Growth Index**        Growth
6/30/2003                $    10,000                      $    10,000           $    10,000
6/30/2004                $    13,386                      $    13,155           $    12,733
6/30/2005                $    14,921                      $    13,719           $    14,116
6/30/2006                $    15,907                      $    15,719           $    15,957
6/30/2007                $    18,170                      $    18,364           $    19,105
6/30/2008                $    14,690                      $    16,375           $    17,877
6/30/2009                $    12,534                      $    12,306           $    12,455
6/30/2010                $    14,729                      $    14,517           $    15,108
6/30/2011                $    20,160                      $    20,831           $    21,641
6/30/2012                $    19,216                      $    20,267           $    20,995
6/30/2013                $    22,374                      $    25,064           $    25,799

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                                                         Class I
--------------------------------------------------------------------------------
10 Years                                                                   8.39%
5 Years                                                                    8.78%
1 Year                                                                    16.43%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

** Effective May 1, 2013, the Portfolio's benchmark changed from the Russell 2000 Growth Index to the Russell Midcap Growth Index, in connection with the changes to the Portfolio's investment objective and principle investment strategies.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                                     $ 1,000.00
Ending Account Value on 6/30/13                                       $ 1,172.50
Expenses Paid During Period*                                          $     4.42

* Expenses are equal to the Fund's annualized expense ratio of 0.82% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                                     $ 1,000.00
Ending Account Value on 6/30/13                                       $ 1,020.73
Expenses Paid During Period*                                          $     4.11

* Expenses are equal to the Fund's annualized expense ratio of 0.82% for Class I shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                                               3
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Note to Shareholders: Effective May 1, 2013, Pioneer Growth Opportunities VCT Portfolio was renamed Pioneer Select Mid Cap Growth VCT Portfolio. As a result of the transaction, certain changes were made to the Portfolio's investment objective, strategies, market benchmark and management team. In connection with the changes to the Portfolio's investment objective and principle investment strategies, the Portfolio's benchmark as of May 1, 2013, is the Russell Midcap Growth Index, which replaced the former benchmark, the Russell 2000 Growth Index. For comparison purposes, Pioneer will continue to report performance for the Russell 2000 Growth Index for two reporting cycles, including this semiannual report. Please see the prospectus for more information.

Portfolio Management Discussion: Pioneer Select Mid Cap Growth VCT Portfolio delivered solid returns during the six months ended June 30, 2013, a period characterized by a very good market environment for equity investors. In the following interview, Ken Winston reviews the investment environment and discusses some of the factors that drove the Portfolio's performance during the six-month period. Mr. Winston, a vice president and portfolio manager at Pioneer, heads the Portfolio's management team, which also includes Shaji John, a vice president and portfolio manager at Pioneer, and Jon Stephenson, a vice president and portfolio manager at Pioneer. Effective May 1, 2013, Mr. Winston, Mr. John and Mr. Stephenson are responsible for the day-to-day management of the Portfolio. Prior to May 1, 2013, the Portfolio was managed by Marco Pirondini and Mr. John.

Q: How would you describe the investment environment for equities during the six months ended June 30, 2013?

A: Low inflation and strong corporate profits drove U.S. equities to five consecutive months of positive returns through May 31, 2013, the best run for the asset class since 2009. In June, markets pulled back somewhat, due primarily to the news that the U.S. Federal Reserve Board (the Fed) was at least beginning to contemplate tapering its program of monthly bond purchases.

    For much of the six-month period, investors favored equities over other types of securities because attractive opportunities were scarce in other market segments. Markets began to rise shortly after the period began, when Congress and the President avoided the so-called "fiscal cliff" by making a deal that included the retention of most (but not all) of the Bush-era tax rates. Later in the winter, positive returns continued to come in despite the banking turmoil in Cyprus, which some saw as another threat to the stability of the euro. That crisis eventually subsided, and stocks continued to push higher in March, April and May, driven by catalysts such as strong U.S. housing data.

    As noted previously, concerns began to surface late in the period, particularly as speculation began to increase that the Fed may consider applying the brakes to its aggressive monetary stimulus programs later in 2013 and allow interest rates to rise. The fear of rising interest rates pressured higher-yielding, defensive stocks that had shone brightly earlier in the year. Sectors that were particularly affected by the downturn included utilities, telecom services and consumer staples.

Q: How did the Portfolio perform in that environment during the six months ended June 30, 2013?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned 17.25% at net asset value during the six months ended June 30, 2013, while the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 14.70%. The Portfolio's former benchmark, the Russell 2000 Growth Index, returned 17.44% during the same six-month period. From

4
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    January 1, 2013, through June 30, 2013, the average return of the 103 variable portfolios in Lipper's Small Cap Growth Underlying Funds category (the Portfolio's previous Lipper category) was 16.63%.

Q: The Portfolio's investment strategy changed from a small-cap growth to a mid-cap growth approach on May 1, 2013, two-thirds of the way through the six-month period. Could you briefly review the changes that you made over the final two months of the period in order to bring the Portfolio's holdings in line with the new investment strategy?

A: While there was considerable overlap in the Portfolio's holdings between the previous small-cap growth investment approach and the new mid-cap growth approach--an overlap that negated the need for wholesale changes in the Portfolio's allocations--turnover was still well above average during the final two months of the six-month period, reflecting the transition to the mid-cap growth strategy. We were happy to see, however, that investors were not harmed by the increased turnover, as the Portfolio performed favorably when compared with its new benchmark as well as the previous benchmark during the full six-month period, despite the increased turnover.

    The previous make-up of the Portfolio included substantial investments in companies with market capitalizations between $200 million and $4 billion, while the Portfolio's revised catalogue of investments includes a large number of companies with market capitalizations between $1 billion and $20 billion. Therefore, during the transition period, we sold most securities from the Portfolio that had market capitalizations of less than $1 billion and added many securities with market capitalizations between $4 billion to $20 billion.

    In addition, the transition resulted in changes to the Portfolio's sector allocations, given the larger sizes of the companies held in the Portfolio as well as the change in benchmarks from the Russell 2000 Growth Index (small cap) to the Russell Midcap Growth Index (mid cap). Prior to the transition, the Portfolio's largest sector concentrations were in health care, information technology, industrials and consumer discretionary, respectively. At the completion of the transition, and as of June 30, 2013, those concentrations had flipped, with consumer discretionary the Portfolio's top sector allocation, followed by information technology, health care and industrials. The Portfolio, with its mid-cap growth approach, now has a substantially higher concentration in the consumer discretionary sector and a substantially lower concentration in health care than it had prior to the transition from the small-cap growth investment approach.

Q: Which of your sector-allocation decisions and/or individual investments had a positive effect on the Portfolio's performance during the six months ended June 30, 2013?

A: Successful stock selection keyed the Portfolio's benchmark-relative results during the six-month period, as stock picks generated positive returns for the Portfolio in eight of the 10 sectors that constitute the Russell Midcap Growth Index. Stock selections in consumer staples, industrials and health care were particularly beneficial for the Portfolio's benchmark-relative performance during the period. The Portfolio's underweight to the industrials sector also contributed to relative performance, but that positive effect was largely offset by a Portfolio overweight to the disappointing information technology sector.

                                                                               5
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

    The Portfolio position that contributed the most to both benchmark-relative and absolute returns during the six-month period was Green Mountain Coffee Roasters, whose Keurig brand is the industry leader among one-cup coffee systems. Green Mountain exceeded "street" expectations for cash flow and earnings over the last two quarters, and concerns that competitors might capture some of Green Mountain's market share after two important patents expired proved to be overblown. In addition, Green Mountain has forged agreements with Starbucks and Dunkin' Donuts to supply coffee pods, moves which provide the company with the potential for further growth as well as continued market dominance.

    A position in Cabot Oil and Gas, one of the nation's largest producers of shale natural gas, was the second-best contributor to both the Portfolio's absolute and relative performance during the period. Cabot's key acreage in Pennsylvania's Marcellus Shale formation has proved especially prolific, and the company's costs are lower than those of its competitors. Cabot's production growth and other financial measures also have beaten expectations for the last two quarters.

    Expanding profit margins and the acquisition of a competitor boosted the share price of United Rentals, another Portfolio holding that contributed to both relative and absolute performance during the six-month period. Operating from locations across the U.S. and Canada, United leases construction, aerial and industrial equipment to users, many of whom have been shifting from owning to renting the very costly equipment amid an uncertain outlook for non-residential construction activity. United has the characteristics of a cyclical company with the potential to benefit from the secular industry shift to equipment rental.

Q: Which of the Portfolio's holdings detracted from performance during the six months ended June 30, 2013?

A: A position in biopharmaceutical company Amarin was one of the worst performers, in both absolute and benchmark-relative terms, for the Portfolio during the six-month period. In order to capitalize on the FDA's approval for Vascepa, Amarin's treatment for high triglycerides, the company needed to develop a strategic partnership with a larger firm in order to market and distribute the drug. When no partnership or buyout offer materialized, investors fled from the stock. We sold the Amarin holding prior to period end.

    The Fresh Market, a specialty food retailer focusing on premium foods with a strong emphasis on perishables, was another Portfolio holding whose performance disappointed in both absolute and relative terms during the period. The company's year-over-year comparable store sales, a key retail metric, lagged in the quarter ended December 31, 2012. In addition, management reduced earnings forecasts, thus tarnishing Fresh Market's prospects. We eliminated the Portfolio's position prior to period end.

    The Portfolio's position in Walter Investment Management, which provides business services to the residential mortgage industry, also declined in value and hurt both absolute and relative performance during the period. Walter buys loan-servicing rights from mortgage originators, including credit-challenged loans, and earns a fee to collect payments. The company's financial outlook came in below investor expectations during the period, which undercut the share price. We continue to hold the position in the portfolio because we think the reduction in earnings guidance underestimates Walter's long-term potential.

6
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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Q:  What is your investment outlook?

A: We remain bullish on U.S. equities, despite the sluggish pace of domestic economic growth and slowing global growth. American companies are flush with cash, and we believe their strong balance sheets provide ample room for enhancing shareholder value through potential earnings growth as well as increased dividends and share buybacks. Moreover, interest rates, at least for the time being, remain at historic lows, and any deceleration in the Fed's monetary stimulus engine would likely be in response to improved economic and employment data. The strengthening housing market has been firming up consumer confidence as well as households' willingness to spend.

    In general, stocks appear very attractively valued compared with fixed-income investments, which have had a long upward climb. We believe many large pension plans are still heavily committed to bonds. Any possible reallocation to equities by those entities may give an added impetus to equity markets. Adding to the favorable equity environment is the United States' steady progress toward possible future energy independence.

Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                                     Value
               COMMON STOCKS - 95.4%
               Energy - 8.9%
               Oil & Gas Equipment & Services - 1.2%
      39,064   Basic Energy Services, Inc.*                     $        472,284
      17,300   FMC Technologies, Inc.*                                   963,264
                                                                ----------------
                                                                $      1,435,548
                                                                ----------------
               Oil & Gas Exploration & Production - 6.7%
      31,400   Bill Barrett Corp.*                              $        634,908
      19,900   Bonanza Creek Energy, Inc.*                               705,654
      41,025   Cabot Oil & Gas Corp.                                   2,913,596
       8,800   Cobalt International Energy, Inc.*                        233,816
       6,300   EQT Corp.                                                 500,031
       2,300   Gulfport Energy Corp.*                                    108,261
       7,400   Noble Energy, Inc.                                        444,296
      11,000   PDC Energy, Inc.*                                         566,280
       6,100   Pioneer Natural Resources Co.                             882,975
       8,200   Range Resources Corp.                                     634,024
      11,100   Trilogy Energy Corp.                                      331,769
                                                                ----------------
                                                                $      7,955,610
                                                                ----------------
               Oil & Gas Storage & Transportation - 1.0%
      17,600   SemGroup Corp.                                   $        947,936
      23,300   StealthGas, Inc.*                                         256,300
                                                                ----------------
                                                                $      1,204,236
                                                                ----------------
               Total Energy                                     $     10,595,394
                                                                ----------------
               Materials - 6.5%
               Commodity Chemicals - 1.1%
      16,700   Methanex Corp.                                   $        714,593
       5,800   Westlake Chemical Corp.                                   559,178
                                                                ----------------
                                                                $      1,273,771
                                                                ----------------
               Industrial Gases - 0.4%
       5,600   Airgas, Inc.                                     $        534,576
                                                                ----------------
               Specialty Chemicals - 2.9%
      59,000   Flotek Industries, Inc.*                         $      1,058,460
       4,500   The Sherwin-Williams Co.                                  794,700
       5,400   The Valspar Corp.                                         349,218
      14,600   WR Grace & Co.*                                         1,226,984
                                                                ----------------
                                                                $      3,429,362
                                                                ----------------
               Construction Materials - 1.0%
      17,900   Eagle Materials, Inc.                            $      1,186,233
                                                                ----------------
               Paper Packaging - 0.7%
       8,700   Rock Tenn Co.                                    $        868,956
                                                                ----------------
               Paper Products - 0.4%
      12,400   KapStone Paper and Packaging Corp.               $        498,232
                                                                ----------------
               Total Materials                                  $      7,791,130
                                                                ----------------
               Capital Goods - 6.6%
               Building Products - 1.3%
      15,200   Fortune Brands Home & Security, Inc.             $        588,848
      26,900   Masco Corp.                                               524,281
      22,800   Ply Gem Holdings, Inc.*                                   457,368
                                                                ----------------
                                                                $      1,570,497
                                                                ----------------
               Electrical Components & Equipment - 0.5%
       9,600   Eaton Corp Plc                                   $        631,776
                                                                ----------------
               Construction & Farm Machinery
               & Heavy Trucks - 0.9%
      58,800   The Manitowoc Co., Inc.                          $      1,053,108
                                                                ----------------
               Industrial Machinery - 2.7%
      10,600   Chart Industries, Inc.*                          $        997,354
      17,700   Ingersoll-Rand Plc                                        982,704
      13,200   Lincoln Electric Holdings, Inc.                           755,964
      60,100   Mueller Water Products, Inc.                              415,291
                                                                ----------------
                                                                $      3,151,313
                                                                ----------------
               Trading Companies & Distributors - 1.2%
      17,600   HD Supply Holdings, Inc.*                        $        330,704
       4,500   WW Grainger, Inc.                                       1,134,810
                                                                ----------------
                                                                $      1,465,514
                                                                ----------------
               Total Capital Goods                              $      7,872,208
                                                                ----------------
               Commercial Services & Supplies - 4.3%
               Environmental & Facilities Services - 0.6%
       6,300   Stericycle, Inc.*                                $        695,709
                                                                ----------------
               Diversified Support Services - 1.7%
       8,500   Iron Mountain, Inc.                              $        226,185
      15,459   Mobile Mini, Inc.*                                        512,466
      26,100   United Rentals, Inc.*                                   1,302,651
                                                                ----------------
                                                                $      2,041,302
                                                                ----------------
               Research & Consulting Services - 2.0%
      10,106   CoStar Group, Inc.*                              $      1,304,381
       8,600   Nielsen Holdings NV*                                      288,874
      13,800   Verisk Analytics, Inc.*                                   823,860
                                                                ----------------
                                                                $      2,417,115
                                                                ----------------
               Total Commercial
               Services & Supplies                              $      5,154,126
                                                                ----------------
               Transportation - 5.0%
               Airlines - 2.4%
      59,400   AMR Corp.*                                       $        239,382
       8,200   Copa Holdings SA                                        1,075,184
      39,000   Delta Air Lines, Inc.*                                    729,690
      47,100   US Airways Group, Inc.*                                   773,382
                                                                ----------------
                                                                $      2,817,638
                                                                ----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
               Marine - 0.7%
      82,476   Diana Shipping, Inc.*                            $        828,059
                                                                ----------------
               Railroads - 1.3%
       5,200   Canadian Pacific Railway, Ltd.                   $        631,176
       8,700   Kansas City Southern                                      921,852
                                                                ----------------
                                                                $      1,553,028
                                                                ----------------
               Trucking - 0.6%
      31,300   Hertz Global Holdings, Inc.*                     $        776,240
                                                                ----------------
               Total Transportation                             $      5,974,965
                                                                ----------------
               Automobiles & Components - 2.2%
               Auto Parts & Equipment - 1.4%
      28,500   Lear Corp.                                       $      1,723,110
                                                                ----------------
               Motorcycle Manufacturers - 0.8%
      16,500   Harley-Davidson, Inc.                            $        904,530
                                                                ----------------
               Total Automobiles & Components                   $      2,627,640
                                                                ----------------
               Consumer Durables & Apparel - 4.4%
               Homebuilding - 0.4%
      18,097   Taylor Morrison Home Corp.*                      $        441,205
                                                                ----------------
               Household Appliances - 0.8%
      12,500   SodaStream International, Ltd.*                  $        908,125
                                                                ----------------
               Apparel, Accessories & Luxury Goods - 3.2%
       6,400   Carter's, Inc.                                   $        474,048
      13,200   G-III Apparel Group, Ltd.*                                635,184
      19,200   Hanesbrands, Inc.                                         987,264
      27,800   Michael Kors Holdings, Ltd.*                            1,724,156
                                                                ----------------
                                                                $      3,820,652
                                                                ----------------
               Total Consumer Durables
               & Apparel                                        $      5,169,982
                                                                ----------------
               Consumer Services - 3.3%
               Leisure Facilities - 0.5%
      15,800   Six Flags Entertainment Corp.                    $        555,528
                                                                ----------------
               Restaurants - 2.6%
      18,100   Brinker International, Inc.                      $        713,683
       3,900   Buffalo Wild Wings, Inc.*                                 382,824
       3,200   Chipotle Mexican Grill, Inc.*                           1,165,920
         517   Noodles & Co.*                                             19,000
       4,600   Panera Bread Co.*                                         855,324
                                                                ----------------
                                                                $      3,136,751
                                                                ----------------
               Education Services - 0.2%
       7,500   Grand Canyon Education, Inc.*                    $        241,725
                                                                ----------------
               Total Consumer Services                          $      3,934,004
                                                                ----------------
               Media - 2.1%
               Broadcasting - 0.5%
       7,400   Discovery Communications, Inc.*                  $        571,354
                                                                ----------------
               Cable & Satellite - 0.4%
       6,200   Liberty Global Plc*                              $        459,296
                                                                ----------------
               Movies & Entertainment - 1.2%
      24,561   Cinemark Holdings, Inc.                          $        685,743
      31,800   Imax Corp.*                                               790,548
                                                                ----------------
                                                                $      1,476,291
                                                                ----------------
               Total Media                                      $      2,506,941
                                                                ----------------
               Retailing - 9.6%
               Distributors - 1.4%
      63,400   LKQ Corp.*                                       $      1,632,550
                                                                ----------------
               Internet Retail - 2.5%
      29,660   HomeAway, Inc.*                                  $        959,204
       3,000   Netflix, Inc.*                                            633,270
       1,073   priceline.com, Inc.*                                      887,510
       9,809   Shutterfly, Inc.*                                         547,244
                                                                ----------------
                                                                $      3,027,228
                                                                ----------------
               General Merchandise Stores - 1.3%
      11,800   Dollar General Corp.*                            $        595,074
      17,600   Dollar Tree, Inc.*                                        894,784
                                                                ----------------
                                                                $      1,489,858
                                                                ----------------
               Apparel Retail - 1.9%
      30,900   American Eagle Outfitters, Inc.                  $        564,234
      13,800   Ross Stores, Inc.                                         894,378
      16,100   TJX Companies, Inc.                                       805,966
                                                                ----------------
                                                                $      2,264,578
                                                                ----------------
               Computer & Electronics Retail - 0.4%
       9,400   Conn's, Inc.*                                    $        486,544
                                                                ----------------
               Home Improvement Retail - 0.5%
      15,900   Lowe's Companies, Inc.                           $        650,310
                                                                ----------------
               Specialty Stores - 1.2%
      10,900   Five Below, Inc.*                                $        400,684
       8,800   Tractor Supply Co.*                                     1,034,968
                                                                ----------------
                                                                $      1,435,652
                                                                ----------------
               Automotive Retail - 0.4%
      10,700   CarMax, Inc.*                                    $        493,912
                                                                ----------------
               Total Retailing                                  $     11,480,632
                                                                ----------------
               Food & Staples Retailing - 0.2%
               Food Retail - 0.2%
       8,700   Natural Grocers by Vitamin Cottage, Inc.*        $        269,700
                                                                ----------------
               Total Food & Staples Retailing                   $        269,700
                                                                ----------------
               Food, Beverage & Tobacco - 3.8%
               Soft Drinks - 0.5%
       9,423   Monster Beverage Corp.*                          $        572,636
                                                                ----------------
               Agricultural Products - 0.3%
       4,400   Ingredion, Inc.                                  $        288,728
                                                                ----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
               Packaged Foods & Meats - 3.0%
      15,400   B&G Foods, Inc.                                  $        524,370
      22,400   ConAgra Foods, Inc.                                       782,432
      21,500   Flowers Foods, Inc.                                       474,075
      24,500   Green Mountain Coffee Roasters, Inc.*                   1,838,970
                                                                ----------------
                                                                $      3,619,847
                                                                ----------------
               Total Food, Beverage & Tobacco                   $      4,481,211
                                                                ----------------
               Household & Personal Products - 0.3%
               Personal Products - 0.3%
       5,500   Nu Skin Enterprises, Inc.                        $        336,160
                                                                ----------------
               Total Household & Personal
               Products                                         $        336,160
                                                                ----------------
               Health Care Equipment & Services - 6.1%
               Health Care Equipment - 2.0%
      48,100   Hologic, Inc.*                                   $        928,330
      19,900   Insulet Corp.*                                            625,059
      35,300   Masimo Corp.                                              748,360
                                                                ----------------
                                                                $      2,301,749
                                                                ----------------
               Health Care Supplies - 1.5%
      31,000   Align Technology, Inc.*                          $      1,148,240
      50,000   Endologix, Inc.*                                          664,000
                                                                ----------------
                                                                $      1,812,240
                                                                ----------------
               Health Care Services - 1.8%
      15,100   Air Methods Corp.                                $        511,588
      22,000   Catamaran Corp.*                                        1,071,840
       4,900   DaVita HealthCare Partners, Inc.*                         591,920
                                                                ----------------
                                                                $      2,175,348
                                                                ----------------
               Health Care Facilities - 0.8%
      34,900   Brookdale Senior Living, Inc.*                   $        922,756
                                                                ----------------
               Total Health Care Equipment
               & Services                                       $      7,212,093
                                                                ----------------
               Pharmaceuticals, Biotechnology
               & Life Sciences - 9.2%
               Biotechnology - 3.6%
      21,600   Alkermes Plc*                                    $        619,488
      15,600   Cubist Pharmaceuticals, Inc.*                             753,480
      24,300   Neurocrine Biosciences, Inc.*                             325,134
      68,100   NPS Pharmaceuticals, Inc.*                              1,028,310
       8,600   Onyx Pharmaceuticals, Inc.*                               746,652
       9,900   Vertex Pharmaceuticals, Inc.*                             790,713
                                                                ----------------
                                                                $      4,263,777
                                                                ----------------
               Pharmaceuticals - 4.3%
      12,500   Actavis, Inc.*                                   $      1,577,750
      10,892   Jazz Pharmaceuticals Plc*                                 748,607
      23,200   Salix Pharmaceuticals, Ltd.*                            1,534,680
      12,600   Shire Plc (A.D.R.)                                      1,198,386
                                                                ----------------
                                                                $      5,059,423
                                                                ----------------
               Life Sciences Tools & Services - 1.3%
      14,600   Agilent Technologies, Inc.                       $        624,296
      14,200   Bruker Corp.*                                             229,330
       9,900   Illumina, Inc.*                                           740,916
                                                                ----------------
                                                                $      1,594,542
                                                                ----------------
               Total Pharmaceuticals,
               Biotechnology & Life Sciences                    $     10,917,742
                                                                ----------------
               Banks - 0.4%
               Regional Banks - 0.4%
       6,300   Signature Bank*                                  $        523,026
                                                                ----------------
               Total Banks                                      $        523,026
                                                                ----------------
               Diversified Financials - 3.7%
               Consumer Finance - 1.0%
      24,100   Discover Financial Services                      $      1,148,124
                                                                ----------------
               Asset Management & Custody Banks - 2.2%
       5,400   Affiliated Managers Group, Inc.*                 $        885,276
      36,100   Blackstone Group LP                                       760,266
       7,800   Financial Engines, Inc.                                   355,602
      18,800   Walter Investment Management Corp.*                       635,628
                                                                ----------------
                                                                $      2,636,772
                                                                ----------------
               Investment Banking & Brokerage - 0.5%
      24,100   Morgan Stanley                                   $        588,763
                                                                ----------------
               Total Diversified Financials                     $      4,373,659
                                                                ----------------
               Real Estate - 1.3%
               Specialized REIT's - 0.8%
      34,000   Weyerhaeuser Co.                                 $        968,660
                                                                ----------------
               Real Estate Services - 0.5%
       6,500   Jones Lang LaSalle, Inc.                         $        592,410
                                                                ----------------
               Total Real Estate                                $      1,561,070
                                                                ----------------
               Software & Services - 11.7%
               Internet Software & Services - 3.4%
      28,000   Akamai Technologies, Inc.*                       $      1,191,400
      16,200   eBay, Inc.*                                               837,864
       1,300   Google, Inc.*                                           1,144,481
       5,200   LinkedIn Corp.*                                           927,160
                                                                ----------------
                                                                $      4,100,905
                                                                ----------------
               IT Consulting & Other Services - 0.7%
      15,200   Gartner, Inc.*                                   $        866,248
                                                                ----------------
               Data Processing & Outsourced Services - 4.1%
       3,500   Alliance Data Systems Corp.*                     $        633,605
      33,400   Genpact, Ltd.                                             642,616
       3,300   Mastercard, Inc.                                        1,895,850
      24,300   Vantiv, Inc.*                                             670,680
       8,800   WEX, Inc.*                                                674,960
      18,800   WNS Holdings, Ltd. (A.D.R.)*                              313,772
                                                                ----------------
                                                                $      4,831,483
                                                                ----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                     Value
               Application Software - 3.1%
       2,500   ANSYS, Inc.*                                     $        182,750
      15,600   Aspen Technology, Inc.*                                   449,124
       5,500   Citrix Systems, Inc.*                                     331,815
      16,600   Guidewire Software, Inc.*                                 698,030
      30,000   QLIK Technologies, Inc.*                                  848,100
       8,000   Solera Holdings, Inc.*                                    445,200
      12,200   SS&C Technologies Holdings, Inc.*                         401,380
       3,100   Ultimate Software Group, Inc.*                            363,599
                                                                ----------------
                                                                $      3,719,998
                                                                ----------------
               Systems Software - 0.4%
       5,900   CommVault Systems, Inc.*                         $        447,751
                                                                ----------------
               Total Software & Services                        $     13,966,385
                                                                ----------------
               Technology Hardware & Equipment - 1.0%
               Communications Equipment - 0.3%
      21,700   Aruba Networks, Inc.*                            $        333,312
                                                                ----------------
               Computer Storage & Peripherals - 0.5%
       9,300   SanDisk Corp.*                                   $        568,230
                                                                ----------------
               Electronic Manufacturing Services - 0.2%
       4,700   IPG Photonics Corp.                              $        285,431
                                                                ----------------
               Total Technology Hardware
               & Equipment                                      $      1,186,973
                                                                ----------------
               Semiconductors & Semiconductor
               Equipment - 2.6%
               Semiconductors - 2.6%
      25,500   Analog Devices, Inc.                             $      1,149,030
      11,600   Avago Technologies, Ltd.                                  433,608
      13,200   Maxim Integrated Products, Inc.                           366,696
      13,600   Skyworks Solutions, Inc.*                                 297,704
      20,500   Xilinx, Inc.                                              812,005
                                                                ----------------
                                                                $      3,059,043
                                                                ----------------
               Total Semiconductors &
               Semiconductor Equipment                          $      3,059,043
                                                                ----------------
               Telecommunication Services - 1.4%
               Wireless Telecommunication Services - 1.4%
       8,600   Crown Castle International Corp.*                $        622,554
      14,400   SBA Communications Corp.*                               1,067,328
                                                                ----------------
                                                                $      1,689,882
                                                                ----------------
               Total Telecommunication
               Services                                         $      1,689,882
                                                                ----------------
               Utilities - 0.8%
               Electric Utilities - 0.2%
       2,900   ITC Holdings Corp.                               $        264,770
                                                                ----------------
               Gas Utilities - 0.3%
       5,900   National Fuel Gas Co.                            $        341,905
                                                                ----------------
               Water Utilities - 0.3%
      11,300   Aqua America, Inc.                               $        353,577
                                                                ----------------
               Total Utilities                                  $        960,252
                                                                ----------------
               TOTAL COMMON STOCKS
               (Cost $100,721,044)                              $    113,644,218
                                                                ----------------
               TOTAL INVESTMENT IN SECURITIES - 95.4%
               (Cost $100,721,044) (a)                          $    113,644,218
                                                                ----------------
               OTHER ASSETS &
               LIABILITIES - 4.6%                               $      5,503,353
                                                                ----------------
               TOTAL NET ASSETS - 100.0%                        $    119,147,571
                                                                ================

*        Non-income producing security.

(A.D.R.) American Depositary Receipts.

REIT     Real Estate Investment Trust.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $102,124,857 was as follows:

            Aggregate gross unrealized gain for all investments
            in which there is an excess of value over tax cost      $ 13,237,772

            Aggregate gross unrealized loss for all investments
            in which there is an excess of tax cost over value        (1,718,411)
                                                                    ------------
            Net unrealized gain                                     $ 11,519,361
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 aggregated $135,771,374 and $149,813,706, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Fund's assets:

                             Level 1       Level 2      Level 3            Total
Common Stocks           $113,644,218       $    --      $    --     $113,644,218
                        ------------       -------      -------     ------------
   Total                $113,644,218       $    --      $    --     $113,644,218
                        ============       =======      =======     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           6/30/13   Year Ended   Year Ended    Year Ended  Year Ended Year Ended
                                                         (unaudited)  12/31/12     12/31/11      12/31/10    12/31/09   12/31/08
Class I
Net asset value, beginning of period                     $  24.07     $  22.49     $  23.01      $  19.14    $  13.24   $  22.44
                                                         --------     --------     --------      --------    --------   --------
Increase (decrease) from investment operations:
  Net investment loss                                    $  (0.05)    $  (0.09)    $  (0.13)     $  (0.09)   $  (0.03)  $  (0.00)(a)
  Net realized and unrealized gain (loss) on investments     4.19         1.67        (0.39)         3.96        5.93      (7.40)
                                                         --------     --------     --------      --------    --------   --------
    Net increase (decrease) from investment operations   $   4.14     $   1.58     $  (0.52)     $   3.87    $   5.90   $  (7.40)
Distributions to shareowners:
  Net realized gain                                         (1.23)          --           --            --          --      (1.80)
                                                         --------     --------     --------      --------    --------   --------
Net increase (decrease) in net asset value               $   2.91     $   1.58     $  (0.52)     $   3.87    $   5.90   $  (9.20)
                                                         --------     --------     --------      --------    --------   --------
Net asset value, end of period                           $  26.98     $  24.07     $  22.49      $  23.01    $  19.14   $  13.24
                                                         ========     ========     ========      ========    ========   ========
Total return*                                               17.25%        7.02%(c)    (2.26)%(b)    20.22%      44.56%    (35.49)%
Ratio of total expenses to average net assets+               0.82%**      0.85%        0.84%         0.85%       0.85%      0.85%
Ratio of net investment loss to average net assets+         (0.37)%**    (0.34)%      (0.54)%       (0.44)%     (0.15)%    (0.04)%
Portfolio turnover rate                                       239%**       135%         111%          119%        134%       231%
Net assets, end of period (in thousands)                 $119,148     $110,170     $121,377      $141,034    $134,090   $105,666
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses                                             0.82%**      0.87%        0.84%         0.87%       0.88%      0.91%
  Net investment loss                                       (0.37)%**     0.36)%      (0.54)%       (0.46)%     (0.18)%    (0.10)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a)   Amount rounds to less than $0.01 per share.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $100,721,044)                                       $113,644,218
   Cash                                                                                  7,638,522
   Receivables --
     Investment securities sold                                                          1,932,244
     Portfolio shares sold                                                                  13,890
     Dividends                                                                              28,683
     Due from Pioneer Investment Management, Inc.                                           20,906
   Other                                                                                       200
                                                                                      ------------
       Total assets                                                                   $123,278,663
                                                                                      ------------
LIABILITIES:
   Payables --
     Investment securities purchased                                                  $  3,850,653
     Portfolio shares repurchased                                                          170,351
   Due to affiliates                                                                        82,144
   Accrued expenses                                                                         27,944
                                                                                      ------------
       Total liabilities                                                              $  4,131,092
                                                                                      ------------
NET ASSETS:
   Paid-in capital                                                                    $ 86,877,623
   Undistributed net investment loss                                                      (218,938)
   Accumulated net realized gain on investments and foreign currency transactions       19,565,712
   Net unrealized gain on investments                                                   12,923,174
                                                                                      ------------
       Total net assets                                                               $119,147,571
                                                                                      ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $119,147,571/4,415,582 shares)                                   $      26.98
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $2,159)                         $    264,147
   Interest                                                                             883
                                                                               ------------
       Total investment income                                                                 $    265,030
                                                                                               ------------
EXPENSES:
   Management fees                                                             $    435,695
   Transfer agent fees                                                                  687
   Administrative reimbursement                                                      14,968
   Custodian fees                                                                     7,334
   Professional fees                                                                 18,370
   Printing expense                                                                   2,922
   Fees and expenses of nonaffiliated Trustees                                        2,964
   Miscellaneous                                                                      1,028
                                                                               ------------
       Total expenses                                                                          $    483,968
                                                                                               ------------
         Net investment loss                                                                   $   (218,938)
                                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
TRANSACTIONS AND WRITTEN OPTIONS:
   Net realized gain (loss) on:
     Investments                                                               $ 20,965,440
     Written options                                                                  5,396
     Other assets and liabilities denominated in foreign currencies                    (336)   $ 20,970,500
                                                                               ------------
   Change in net unrealized gain (loss) on:
     Investments                                                               $ (2,199,736)
                                                                               ------------
                                                                                               $ (2,199,736)
                                                                                               ------------
   Net loss on investments                                                                     $ 18,770,764
                                                                                               ------------
   Net decrease in net assets resulting from operations                                        $ 18,551,826
                                                                                               ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/13 and the Year Ended 12/31/12, respectively

                                                                                  Six Months
                                                                                     Ended
                                                                                    6/30/13           Year Ended
                                                                                  (unaudited)          12/31/12
FROM OPERATIONS:
Net investment loss                                                              $   (218,938)      $    (417,605)
Net realized gain on investments and written options                               20,970,500           8,015,793
Change in net unrealized gain (loss) on investments and written options            (2,199,736)            999,385
                                                                                 ------------       -------------
     Net increase (decrease) in net assets resulting from operations             $ 18,551,826       $   8,597,573
                                                                                 ------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
     Class I ($1.23 and $0.00 per share, respectively)                             (5,196,895)                 --
                                                                                 ------------       -------------
       Total distributions to shareowners                                        $ (5,196,895)      $          --
                                                                                 ------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                 $  2,886,775       $   4,260,558
Reinvestment of distributions                                                    $  5,196,895       $          --
Cost of shares repurchased                                                        (12,460,701)        (24,065,158)
                                                                                 ------------       -------------
     Net decrease in net assets resulting from Portfolio share transactions      $ (4,377,031)      $ (19,804,600)
                                                                                 ------------       -------------
     Net increase (decrease) in net assets                                       $  8,977,900       $ (11,207,027)
NET ASSETS:
Beginning of period                                                               110,169,671         121,376,698
                                                                                 ------------       -------------
End of period                                                                    $119,147,571       $ 110,169,671
                                                                                 ------------       -------------
Accumulated net investment loss                                                  $   (218,938)      $          --
                                                                                 ============       =============

                                      '13 Shares      '13 Amount
                                      (unaudited)     (unaudited)      '12 Shares      '12 Amount
CLASS I
Shares sold                             106,554       $  2,886,775       174,102      $   4,260,558
Reinvestment of distributions           194,932          5,196,895            --                 --
Less shares repurchased                (462,366)       (12,460,701)     (994,204)       (24,065,158)
                                       --------       ------------      --------      -------------
     Net decrease                      (160,880)      $ (4,377,031)     (820,102)     $ (19,804,600)
                                       ========       ============      ========      =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the Portfolio), formerly Pioneer Growth Opportunities VCT Portfolio, is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    There were no distributions paid during the year ended December 31, 2012. The components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                         2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed long-term gain                                         $ 5,195,920
Net unrealized gain                                                   13,719,097
                                                                     -----------
     Total                                                           $18,915,017
                                                                     ===========

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

D.  Portfolio Shares

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.  Option Writing

    The Portfolio may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Portfolio generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

    When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Transactions in written call options for the six months ended June 30, 2013 are summarized as follows:


                                                      Number of      Premiums
                                                      Contracts      Received
Options outstanding at beginning of period                --         $     --
Options opened                                           321           42,482
Options exercised                                         --               --
Options closed                                          (283)         (37,086)
Options expired                                          (38)          (5,396)
                                                     -------         --------
Options outstanding at end of period                      --         $     --
                                                     =======         ========

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82,090 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3.  Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54 in transfer agent fees payable to PIMSS at June 30, 2013.

4.  Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2013 was as follows:

-------------------------------------------------------------------------------------------------------------
Derivatives Not                                                                                Change in
Accounted for as                                                     Realized Gain or          Unrealized
Hedging Instruments                                                     (Loss) on            Gain or (Loss)
Under Accounting            Location of Gain or (Loss)                 Derivatives           on Derivatives
Standards Codification           on Derivatives                       Recognized in           Recognized in
(ASC) 815                     Recognized in Income                       Income                  Income
-------------------------------------------------------------------------------------------------------------
Written options             Net realized gain on written options         $5,396
-------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                            Trustees
John F. Cogan, Jr., President*                      Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President       David R. Bock
Mark E. Bradley, Treasurer**                        John F. Cogan, Jr.
Christopher J. Kelley, Secretary                    Benjamin M. Friedman
                                                    Margaret B.W. Graham
                                                    Daniel K. Kingsbury
                                                    Marguerite A. Piret
                                                    Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19616-07-0813

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                               SEMIANNUAL REPORT

                                                                   June 30, 2013

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    7

   Financial Statements                                                      35

   Notes to Financial Statements                                             40

   Trustees, Officers and Service Providers                                  48

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/13
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      27.4%
International Corporate Bonds                                             13.8%
Collateralized Mortgage Obligations                                       12.0%
Senior Secured Loans                                                      11.6%
Foreign Government Bonds                                                   7.4%
Municipal Bonds                                                            6.0%
U.S. Government Securities                                                 4.7%
Convertible Corporate Bonds                                                4.6%
Asset Backed Securities                                                    3.8%
Temporary Cash Investment                                                  3.8%
U.S. Preferred Stocks                                                      2.6%
Convertible Preferred Stocks                                               0.9%
International Common Stocks                                                0.7%
U.S. Common Stocks                                                         0.6%
International Preferred Stocks                                             0.1%
Warrants                                                                   0.0%*

* Amount rounds to less than 0.1%

Maturity Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 years                                                                  16.3%
2-5 years                                                                  25.5%
5-7 years                                                                  23.1%
7-10 years                                                                 22.3%
10-20 years                                                                 5.3%
20+ years                                                                   7.5%

Five Largest Holdings
(As a percentage of long-term holdings)

-----------------------------------------------------------------------------------------------
  1   U.S. Treasury Bonds, 4.5%, 8/15/39                                                  1.09%
-----------------------------------------------------------------------------------------------
  2.  GSR Mortgage Loan Trust 2005-AR2, Floating Rate Note, 4/25/35                       0.89
-----------------------------------------------------------------------------------------------
  3.  Linn Energy LLC, 6.25%, 11/1/19 (144A)                                              0.74
-----------------------------------------------------------------------------------------------
  4.  Canada Housing Trust No 1, 3.75%, 3/15/20 (144A)                                    0.72
-----------------------------------------------------------------------------------------------
  5.  AgStar Financial Services ACA, Floating Rate Note, 12/31/99 (Perpetual) (144A)      0.69
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/13
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                6/30/13                 12/31/12
   Class I                                $10.40                  $10.76
   Class II                               $10.38                  $10.74

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/13 - 6/30/13)              Income          Capital Gains      Capital Gains
   Class I                      $0.2340         $0.0242            $0.0359
   Class II                     $0.2204         $0.0242            $0.0359

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Pioneer Strategic Income      Pioneer Strategic Income      Barclays U.S.
                   VCT Portfolio, Class I        VCT Portfolio, Class II       Universal Index
6/30/2003          $   10,000                    $   10,000                    $   10,000
6/30/2004          $   10,651                    $   10,632                    $   10,101
6/30/2005          $   11,901                    $   11,848                    $   10,851
6/30/2006          $   12,165                    $   12,083                    $   10,823
6/30/2007          $   13,047                    $   12,927                    $   11,539
6/30/2008          $   13,842                    $   13,683                    $   12,257
6/30/2009          $   13,773                    $   13,598                    $   12,861
6/30/2010          $   16,348                    $   16,109                    $   14,224
6/30/2011          $   18,045                    $   17,706                    $   14,904
6/30/2012          $   18,685                    $   18,290                    $   16,001
6/30/2013          $   19,686                    $   19,223                    $   16,039

The Barclays U.S. Universal Index is an unmanaged union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2013)

--------------------------------------------------------------------------------
                                                   Class I              Class II
--------------------------------------------------------------------------------
10 Years                                             7.01%                 6.75%
5 Years                                              7.30%                 7.04%
1 Year                                               5.36%                 5.11%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from January 1, 2013, through June 30, 2013.

Share Class                                             I                  II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                   $1,000.00          $1,000.00
Ending Account Value on 6/30/13                     $  993.50          $  992.20
Expenses Paid During Period*                        $    5.98          $    7.16

* Expenses are equal to the Fund's annualized net expense ratio of 1.21% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2013, through June 30, 2013.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 1/1/13                   $1,000.00          $1,000.00
Ending Account Value on 6/30/13                     $1,018.79          $1,017.60
Expenses Paid During Period*                        $    6.06          $    7.25

* Expenses are equal to the Fund's annualized net expense ratio of 1.21% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The general bond market produced negative returns during the first six months of 2013 as longer-term interest rates moved higher and bond prices declined, partly in response to market concerns about the effects of political in-fighting in Washington over domestic economic policy. Nevertheless, the U.S. economy continued to grow slowly during the period, and credit-sensitive securities outperformed government debt and other higher-rated fixed-income investments. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit review the market environment and the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the six months ended June 30, 2013. Mr. Taubes, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Portfolio and is supported by Mr. Feltus, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q:  How did the Portfolio perform during the six months ended June 30, 2013?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned -0.65% at net asset value during the six months ended June 30, 2013, and Class II shares returned -0.78%. During the same period, the Portfolio's benchmark, the Barclays U.S. Universal Index, returned -2.29%, while the average return of the 68 variable portfolios in Lipper's General Bond Underlying Funds category was -2.19%.

Q: How would you describe the investment environment for fixed-income investors during the six months ended June 30, 2013?

A: Bond prices generally moved lower during the six-month period, a period which began with investors concerned about what effects the year-end 2012 agreements struck by political leaders in Washington on the budget deficit and the debt ceiling/national debt might have on the already sluggish domestic economic recovery. The agreements led to tax increases in January as well as the imposition of "sequestration," or automatic cuts in government spending, later in the period.

    Longer-term interest rates, which remained at low levels, actually climbed during the period, thus undermining the prices of bonds in general and of higher-rated securities such as U.S. Treasury bonds and government agency bonds, in particular. Even though investors continued to worry about problems such as the possible "contagion" effects of the ongoing sovereign-debt situation in the euro zone, the recession in Europe, and evidence of slowing growth trends in China and the effect that country's economic issues would have on other emerging economies, the U.S. economy continued to expand during the period. U.S. economic data releases were not as weak as expected given the aforementioned issues plaguing the global economy, as employment increased and the auto and housing sectors showed steady improvement.

    The steady, if slow, growth of the U.S. economy led to increased confidence in the value of the U.S. dollar, which tended to appreciate in value relative to many other currencies, though the strength of the dollar tended to undermine the results of U.S. investments in foreign markets.

    While the economic rebound in the U.S. technically had started in late 2009, more general optimism that the recovery could sustain itself only started to take hold for many investors in late 2012 and early 2013.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    In that environment, credit-sensitive securities outperformed higher-quality investments, with high-yield corporate bonds continuing to post positive returns. However, most other fixed-income securities produced negative returns during the period, as even investment-grade corporate bonds struggled when longer-term rates moved higher--moves often fueled by speculation that the Federal Reserve Board (the Fed), given the steadily improving domestic economy, might consider tapering the pace of its accommodative monetary policies that had helped to keep interest rates low. Such speculation picked up in May of 2013 when Fed Chairman Ben Bernanke said that the central bank's quantitative easing program of buying Treasuries and other government securities might begin to be cut back as early as the end of 2013, depending on economic data trends. The Fed also continued to indicate, however, that short-term interest rates, as influenced by the federal funds rate, were likely to remain at record low levels for the foreseeable future.

    Given that bond prices tend to decline as yields rise, yields of 10-year Treasuries climbed from 1.76% to 2.49% during the six-month period, and yields of 30-year Treasuries rose from 2.95% to 3.50%.

Q: Could you discuss the factors that contributed to the Portfolio's outperformance relative to its benchmark during the six months ended June 30, 2013?

A: Although the Portfolio's total return was negative during the six-month period, its performance was notably better than that of the overall market, primarily due to good asset allocation results. Throughout the six-month period, we focused the Portfolio's assets on credit-sensitive securities. As market attitudes about the sustainability of the economic recovery grew stronger, investments affected by the credit-worthiness of corporations tended to hold up much better than government securities, which are more affected by moves in interest rates.

    During the period, the Portfolio had substantially overweight positions in both high-yield and investment-grade corporates relative to the Barclays Index, and both of those asset classes outperformed. Performance also was helped by the Portfolio's out-of-benchmark exposures to other corporate-related securities, including commercial mortgages, bank loans and convertible bonds. Bank loans feature floating-rate yields, which typically increase along with interest rates. That factor gives bank loans added price protection during times of rising interest rates. Exposure to convertible bonds gives the Portfolio the opportunity to experience some of the benefits of a rising equity market (equity markets performed very strongly during the six-month period).

    In addition to good asset allocation results, duration positioning gave further support to benchmark-relative performance, as we maintained a shorter-than-benchmark duration in the Portfolio during the period. (Duration is a measure of a portfolio's price-sensitivity to changes in interest rates.)

    Consistent with our long-term investment strategy, we kept the Portfolio well diversified*, with allocations to foreign as well as domestic markets to provide exposure to different investment opportunities. During the six-month period, however, the Portfolio's results were held back because of its exposures to foreign markets, as the growing strength of the U.S. dollar
    (USD) undercut returns from most foreign investments when the investments were converted back into the USD.

* Diversification does not assure a profit nor protect against loss in a declining market.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/13                              (continued)
--------------------------------------------------------------------------------

Q: What were some of the individual investments that had the biggest effect on the Portfolio's performance during the six months ended June 30, 2013?

A: The Portfolio had generally strong security selection results during the period, with solid performance deriving from investments in convertible securities, many of which rose in value in sympathy with stock prices of the same companies. Among the top-performing convertible positions in the Portfolio during the period were those issued by WellPoint, a health care company that operates benefit programs, including Blue Cross and Blue Shield programs, throughout the country; and by Vishay Intertechnology, a producer of components for electronics products. Other Portfolio investments that fared well during the period include bonds issued by life insurer Hanover Group, and by New Star Logistics, an energy storage and transportation company.

    Despite the Portfolio's good overall selection results, the bonds of Homex, a Mexican home-building firm that was affected by changes in the national government's housing policies, detracted from performance. However, the main drag on the Portfolio's results during the period derived from exposures to foreign currencies.

Q:  What is your investment outlook?

A: At mid-year, interest rates already have started rising. Such developments tend to erode the prices of government debt and other higher-rated securities. Nevertheless, we should not lose sight of the fact that rates are climbing because investors believe the economy is strengthening. That view is supported by a variety of economic indicators, including increases in private payrolls, housing sales, new car purchases and general consumer spending. Moreover we think that as time passes, the economic-slowing effects of higher tax rates implemented at the start of 2013 and government spending cutbacks made during the year will start to recede, and so it is possible that the economic recovery will pick up more steam.

    Given that view, we believe it continues to make sense for us to focus the Portfolio's investments on corporate debt, even if interest rates do increase further. Corporations with healthy financial balance sheets should do well as the economy continues to strengthen, and default rates on corporate bonds are likely to remain low in a recovering economy. We also believe we should maintain a lower-than-benchmark duration to help protect the Portfolio against the effects of rising Treasury yields.

    Going forward, we intend to keep the Portfolio well diversified and flexible enough to take advantage of potential investment opportunities as they may arise. At the same time, we expect over the near term to maintain the Portfolio's current positioning, with the greatest focus on domestic credit-sensitive securities that can benefit from persistent U.S. economic growth in the second half of the year.

Please refer to the Schedule of Investments on pages 7 to 34 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                       Value
                                          CONVERTIBLE CORPORATE BONDS - 4.6%
                                          Energy - 0.6%
                                          Oil & Gas Exploration & Production - 0.3%
        95,000              NR/NR         Cobalt International Energy, Inc., 2.625%, 12/1/19                      $      100,759
                                                                                                                  --------------
                                          Oil & Gas Storage & Transportation - 0.3%
       100,000              NR/NR         Golar LNG, Ltd., 3.75%, 3/7/17                                          $       95,530
                                                                                                                  --------------
                                          Coal & Consumable Fuels - 0.0%+
        27,000              CCC/NR        James River Coal Co., 10.0%, 6/1/18 (144A)                              $       17,550
                                                                                                                  --------------
                                          Total Energy                                                            $      213,839
                                                                                                                  --------------
                                          Materials - 0.3%
                                          Diversified Metals & Mining - 0.3%
       100,000              BB/NR         Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16                           $      100,700
                                                                                                                  --------------
                                          Total Materials                                                         $      100,700
                                                                                                                  --------------
                                          Capital Goods - 0.2%
                                          Electrical Components & Equipment - 0.2%
        74,000              B/B2          General Cable Corp., 4.5%, 11/15/29 (Step)                              $       81,585
                                                                                                                  --------------
                                          Total Capital Goods                                                     $       81,585
                                                                                                                  --------------
                                          Consumer Durables & Apparel - 0.2%
                                          Homebuilding - 0.2%
        60,000              B/B2          KB Home, 1.375%, 2/1/19                                                 $       62,250
        20,000              BB-/B1        The Ryland Group, Inc., 0.25%, 6/1/19                                           18,050
                                                                                                                  --------------
                                                                                                                  $       80,300
                                                                                                                  --------------
                                          Total Consumer Durables & Apparel                                       $       80,300
                                                                                                                  --------------
                                          Retailing - 0.1%
                                          Internet Retail - 0.1%
        50,000              BBB/NR        Priceline.com, Inc., 0.35%, 6/15/20 (144A)                              $       47,031
                                                                                                                  --------------
                                          Total Retailing                                                         $       47,031
                                                                                                                  --------------
                                          Health Care Equipment & Services - 0.9%
                                          Health Care Equipment - 0.3%
       103,000              NR/NR         NuVasive, Inc., 2.75%, 7/1/17                                           $      101,584
                                                                                                                  --------------
                                          Health Care Services - 0.1%
        34,000              B+/B2         Omnicare, Inc., 3.25%, 12/15/35                                         $       35,020
                                                                                                                  --------------
                                          Managed Health Care - 0.5%
       150,000              A-/NR         WellPoint, Inc., 2.75%, 10/15/42 (144A)                                 $      186,750
                                                                                                                  --------------
                                          Total Health Care Equipment & Services                                  $      323,354
                                                                                                                  --------------
                                          Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                                          Biotechnology - 0.2%
        50,000              NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                                      $       61,688
                                                                                                                  --------------
                                          Total Pharmaceuticals, Biotechnology & Life Sciences                    $       61,688
                                                                                                                  --------------
                                          Insurance - 0.1%
                                          Property & Casualty Insurance - 0.1%
        25,000              BBB-/Baa3     Fidelity National Financial, Inc., 4.25%, 8/15/18                       $       32,797
                                                                                                                  --------------
                                          Total Insurance                                                         $       32,797
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Software & Services - 0.4%
                                          Internet Software & Services - 0.1%
        50,000              NR/NR         WebMD Health Corp., 2.25%, 3/31/16                                      $       49,000
                                                                                                                  --------------
                                          Application Software - 0.3%
        50,000              NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                                     $       60,812
        55,000              BB-/NR        Nuance Communications, Inc., 2.75%, 11/1/31                                     56,650
                                                                                                                  --------------
                                                                                                                  $      117,462
                                                                                                                  --------------
                                          Total Software & Services                                               $      166,462
                                                                                                                  --------------
                                          Technology Hardware & Equipment - 0.4%
                                          Computer Storage & Peripherals - 0.2%
        45,000              BB/NR         SanDisk Corp., 1.5%, 8/15/17                                            $       59,991
                                                                                                                  --------------
                                          Electronic Components - 0.2%
        95,000              BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)                     $       85,084
                                                                                                                  --------------
                                          Total Technology Hardware & Equipment                                   $      145,075
                                                                                                                  --------------
                                          Semiconductors & Semiconductor Equipment - 1.2%
                                          Semiconductor Equipment - 0.5%
        50,000              BBB-/Baa1     Lam Research Corp., 1.25%, 5/15/18                                      $       55,469
       100,000              BBB-/NR       Novellus Systems, Inc., 2.625%, 5/15/41                                        140,938
                                                                                                                  --------------
                                                                                                                  $      196,407
                                                                                                                  --------------
                                          Semiconductors - 0.7%
       150,000              A-/NR         Intel Corp., 2.95%, 12/15/35                                            $      163,219
        30,000              A-/A2         Intel Corp., 3.25%, 8/1/39                                                      38,231
        50,000              BBB-/NR       Xilinx, Inc., 3.125%, 3/15/37                                                   69,000
                                                                                                                  --------------
                                                                                                                  $      270,450
                                                                                                                  --------------
                                          Total Semiconductors & Semiconductor Equipment                          $      466,857
                                                                                                                  --------------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $1,540,830)                                                       $    1,719,688
                                                                                                                  --------------

                                          PREFERRED STOCKS - 2.8%
                                          Energy - 0.2%
                                          Oil & Gas Storage & Transportation - 0.2%
         2,300       7.62   B+/Ba2        NuStar Logistics LP, Floating Rate Note, 1/15/43                        $       60,260
                                                                                                                  --------------
                                          Total Energy                                                            $       60,260
                                                                                                                  --------------
                                          Banks - 1.3%
                                          Diversified Banks - 1.0%
           250       6.75   BB/NR         AgStar Financial Services ACA, Floating Rate Note, 12/31/99
                                          (Perpetual) (144A)                                                      $      246,000
         5,050       6.00   A-/Baa1       US Bancorp, Floating Rate Note (Perpetual)                                     138,420
                                                                                                                  --------------
                                                                                                                  $      384,420
                                                                                                                  --------------
                                          Regional Banks - 0.3%
         1,000       6.25   A-/NR         CoBank ACB, Floating Rate Note (Perpetual) (144A)                       $      103,219
                                                                                                                  --------------
                                          Total Banks                                                             $      487,639
                                                                                                                  --------------
                                          Diversified Financials - 0.6%
                                          Other Diversified Financial Services - 0.5%
         5,800       7.88   BB/Ba2        Citigroup Capital XIII, Floating Rate Note, 10/30/40                    $      161,530
         1,950       8.12   CCC+/B3       GMAC Capital Trust I, Floating Rate Note, 2/15/40                               50,798
                                                                                                                  --------------
                                                                                                                  $      212,328
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Consumer Finance - 0.1%
            30              CCC+/B3       Ally Financial, Inc., 7.0% (Perpetual) (144A)                           $       28,516
                                                                                                                  --------------
                                          Total Diversified Financials                                            $      240,844
                                                                                                                  --------------
                                          Insurance - 0.4%
                                          Property & Casualty Insurance - 0.2%
         3,325       5.10   BBB/Baa1      The Allstate Corp., Floating Rate Note, 1/15/53                         $       85,087
                                                                                                                  --------------
                                          Reinsurance - 0.2%
        50,000       0.00   NR/NR         Altair Re, Floating Rate Note, 4/30/16 (d)                              $       51,175
                                                                                                                  --------------
                                          Total Insurance                                                         $      136,262
                                                                                                                  --------------
                                          Telecommunication Services - 0.3%
                                          Integrated Telecommunication Services - 0.3%
         4,000              BBB-/Baa3     Qwest Corp., 7.375%, 6/1/51                                             $      105,840
                                                                                                                  --------------
                                          Total Telecommunication Services                                        $      105,840
                                                                                                                  --------------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $998,505)                                                         $    1,030,845
                                                                                                                  --------------

                                          CONVERTIBLE PREFERRED STOCKS - 0.9%
                                          Automobiles & Components - 0.3%
                                          Tires & Rubber - 0.3%
         1,885              NR/NR         The Goodyear Tire & Rubber Co., 5.875%, 4/1/14                          $       92,855
                                                                                                                  --------------
                                          Total Automobiles & Components                                          $       92,855
                                                                                                                  --------------
                                          Banks - 0.5%
                                          Diversified Banks - 0.5%
           170              BBB+/Ba1      Wells Fargo & Co., 7.5% (Perpetual)                                     $      202,980
                                                                                                                  --------------
                                          Total Banks                                                             $      202,980
                                                                                                                  --------------
                                          Diversified Financials - 0.1%
                                          Other Diversified Financial Services - 0.1%
            38              BB+/B1        Bank of America Corp., 7.25%, 12/31/99 (Perpetual)                      $       42,199
                                                                                                                  --------------
                                          Total Diversified Financials                                            $       42,199
                                                                                                                  --------------
                                          TOTAL CONVERTIBLE PREFERRED STOCKS
                                          (Cost $298,491)                                                         $      338,034
                                                                                                                  --------------

        Shares
                                          COMMON STOCKS - 0.6%
                                          Materials - 0.0%+
                                          Forest Products - 0.0%+
         3,450                            Ainsworth Lumber Co., Ltd.*                                             $       10,509
        60,000                            Sino-Forest Corp.*                                                                 300
                                                                                                                  --------------
                                                                                                                  $       10,809
                                                                                                                  --------------
                                          Total Materials                                                         $       10,809
                                                                                                                  --------------
                                          Transportation - 0.1%
                                          Airlines - 0.1%
         1,246                            Delta Air Lines, Inc.*                                                  $       23,313
                                                                                                                  --------------
                                          Marine - 0.0%+
        12,750                            Horizon Lines, Inc.*                                                    $       17,212
                                                                                                                  --------------
                                          Total Transportation                                                    $       40,525
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                 Floating   S&P/Moody's
        Shares   Rate (b)   Ratings                                                                                        Value
                                          Consumer Durables & Apparel - 0.0%+
                                          Leisure Products - 0.0%+
         9,170                            Emerald Plantation Holdings, Ltd.*                                      $        2,384
                                                                                                                  --------------
                                          Total Consumer Durables & Apparel                                       $        2,384
                                                                                                                  --------------
                                          Real Estate - 0.5%
                                          Real Estate Development - 0.5%
        53,917                            Newhall Land Development LLC*                                           $      188,710
                                                                                                                  --------------
                                          Total Real Estate                                                       $      188,710
                                                                                                                  --------------
                                          TOTAL COMMON STOCKS
                                          (Cost $123,605)                                                         $      242,428
                                                                                                                  --------------

     Principal
    Amount ($)
                                          ASSET BACKED SECURITIES - 3.8%
                                          Materials - 1.1%
                                          Precious Metals & Minerals - 0.0%+
        14,607       0.28   CCC/B1        Credit-Based Asset Servicing and Securitization LLC,
                                          Floating Rate Note, 4/25/37                                             $       10,587
                                                                                                                  --------------
                                          Steel - 1.1%
        30,000       1.24   AA+/A3        Bear Stearns Asset Backed Securities I Trust 2004-BO1,
                                          Floating Rate Note, 10/25/34                                            $       27,657
        85,809       0.32   CCC/Ba1       Bear Stearns Asset Backed Securities Trust 2006-4,
                                          Floating Rate Note, 10/25/36                                                    84,288
         8,131       1.54   A+/Ba1        CDC Mortgage Capital Trust 2003-HE1, Floating Rate Note,
                                          8/25/33                                                                          7,466
        82,320       0.44   B+/B3         GSAA Home Equity Trust 2005-11, Floating Rate Note,
                                          10/25/35                                                                        81,617
        19,808       0.85   AA/A1         Home Equity Asset Trust 2005-3, Floating Rate Note,
                                          8/25/35                                                                         19,295
         3,471       0.47   AAA/Aa1       Home Equity Asset Trust 2005-6, Floating Rate Note,
                                          12/25/35                                                                         3,454
        16,183       0.38   AA+/Aa1       HSBC Home Equity Loan Trust USA 2007-2,
                                          Floating Rate Note, 7/20/36                                                     15,695
        57,598       1.39   A+/Aa2        HSBC Home Equity Loan Trust USA 2007-3,
                                          Floating Rate Note, 11/20/36                                                    57,475
        19,556       0.89   A/A2          Irwin Whole Loan Home Equity Trust 2005-C,
                                          Floating Rate Note, 3/25/25                                                     17,715
        50,000       0.56   BB/A3         NovaStar Mortgage Funding Trust Series 2005-3,
                                          Floating Rate Note, 1/25/36                                                     47,573
           485       0.31   A+/Aa3        Option One Mortgage Loan Trust 2007-HL1,
                                          Floating Rate Note, 2/25/38                                                        484
        19,645       0.66   AA+/A1        RAMP Series 2005-EFC2 Trust, Floating Rate Note,
                                          7/25/35                                                                         19,259
        17,243       0.63   AA+/A1        RASC Series 2005-KS7 Trust, Floating Rate Note,
                                          8/25/35                                                                         16,823
                                                                                                                  --------------
                                                                                                                  $      398,801
                                                                                                                  --------------
                                          Total Materials                                                         $      409,388
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Automobiles & Components - 0.3%
                                          Automobile Manufacturers - 0.3%
        25,000              A+/NR         AmeriCredit Automobile Receivables Trust 2013-1, 1.57%, 1/8/19          $       24,331
        50,000              A/A1          Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17                  51,904
        25,000              A/A1          Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18                    25,157
                                                                                                                  --------------
                                                                                                                  $      101,392
                                                                                                                  --------------
                                          Total Automobiles & Components                                          $      101,392
                                                                                                                  --------------
                                          Food & Staples Retailing - 0.1%
                                          Food Retail - 0.1%
        49,813              BBB-/NR       CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (144A)                   $       49,778
                                                                                                                  --------------
                                          Total Food & Staples Retailing                                          $       49,778
                                                                                                                  --------------
                                          Banks - 1.5%
                                          Diversified Banks - 0.1%
        53,979       0.57   AA+/NR        Wells Fargo Home Equity Asset-Backed Securities 2005-3 Trust,
                                          Floating Rate Note, 12/25/35                                            $       53,007
                                                                                                                  --------------
                                          Thrifts & Mortgage Finance - 1.4%
        31,797       0.34   BB/Baa1       Accredited Mortgage Loan Trust, Floating Rate Note, 9/25/36             $       30,527
        92,721              A/NR          Beacon Container Finance LLC, 3.72%, 9/20/27 (144A)                             92,451
         9,576       0.93   AA/A3         Carrington Mortgage Loan Trust Series 2005-NC1,
                                          Floating Rate Note, 2/25/35                                                      9,393
         1,718       0.31   A+/Ba1        Carrington Mortgage Loan Trust Series 2007-FRE1,
                                          Floating Rate Note, 2/25/37                                                      1,712
        66,482              BB/B2         Citicorp Residential Mortgage Trust Series 2006-1, 5.836%,
                                          7/25/36 (Step)                                                                  66,242
        59,803              B-/B1         Citicorp Residential Mortgage Trust Series 2006-3, 5.703%,
                                          11/25/36 (Step)                                                                 59,663
         1,352       6.24   BBB/Ba1       Conseco Financial Corp., Floating Rate Note, 12/1/28                             1,394
        19,658       4.46   BB+/Ba1       Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/35             19,721
         4,422       5.60   BB/B2         Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/46              4,405
        43,971       5.07   BB+/Ba3       Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36              45,686
        16,085       0.44   B/Ba3         Countrywide Asset-Backed Certificates, Floating Rate Note, 4/25/36              15,603
           891       0.30   BBB-/Ba3      Countrywide Asset-Backed Certificates, Floating Rate Note, 5/25/37                 889
        30,858       0.37   B-/B2         Countrywide Asset-Backed Certificates, Floating Rate Note, 6/25/36              29,507
         4,167       0.99   BBB/Ba1       Ellington Loan Acquisition Trust 2007-1, Floating Rate Note,
                                          5/27/37 (144A)                                                                   4,131
         7,822       0.64   AA+/NR        First Frankin Mortgage Loan Trust 2005-FF5, Floating Rate Note,
                                          3/25/35                                                                          7,773
        19,571       0.70   NR/Baa1       First Frankin Mortgage Loan Trust 2005-FFH3, Floating Rate Note,
                                          9/25/35                                                                         19,206
           881       0.73   AAA/NR        First Franklin Mortgage Loan Trust 2004-FF10, Floating Rate Note,
                                          9/25/34                                                                            877
        27,599              AAA/NR        First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)                  27,752
        25,000              BBB/NR        First Investors Auto Owner Trust 2013-1, 2.53%, 1/15/20 (144A)                  24,027
         6,121       0.29   BB/Ba2        GSAMP Trust 2006-HE5, Floating Rate Note, 8/25/36                                6,082
        25,000              AAA/NR        Nationstar Mortgage Advance Receivable Trust, 1.679%,
                                          6/20/46 (144A)                                                                  24,973
        25,000       0.32   CCC/Ba2       Structured Asset Securities Corp Mortgage Loan Trust 2007-BC2,
                                          Floating Rate Note, 3/25/37                                                     23,960
                                                                                                                  --------------
                                                                                                                  $      515,974
                                                                                                                  --------------
                                          Total Banks                                                             $      568,981
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Diversified Financials - 0.8%
                                          Other Diversified Financial Services - 0.3%
        20,000              BBB/Baa2      Capital Auto Receivables Asset Trust 2013-1, 2.19%, 9/20/21             $       19,217
        14,810       0.36   BB+/A2        Home Equity Asset Trust 2006-4, Floating Rate Note, 8/25/36                     14,425
        27,297       0.43   AA+/A1        JP Morgan Mortgage Acquisition Corp 2005-OPT2,
                                          Floating Rate Note, 12/25/35                                                    27,211
        57,510              A+/NR         Sierra Timeshare 2012-2 Receivables Funding LLC, 2.38%,
                                          3/20/29 (144A)                                                                  57,959
                                                                                                                  --------------
                                                                                                                  $      118,812
                                                                                                                  --------------
                                          Consumer Finance - 0.2%
         9,000              BBB/NR        American Credit Acceptance Receivables Trust 2012-2,
                                          4.05%, 2/15/18 (144A)                                                   $        9,073
        35,832              A+/NR         American Credit Acceptance Receivables Trust,
                                          1.64%, 11/15/16 (144A)                                                          35,782
                                                                                                                  --------------
                                                                                                                  $       44,855
                                                                                                                  --------------
                                          Asset Management & Custody Banks - 0.3%
       111,458              A/NR          Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                     $      111,962
                                                                                                                  --------------
                                          Total Diversified Financials                                            $      275,629
                                                                                                                  --------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $1,348,222)                                                       $    1,405,168
                                                                                                                  --------------

                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0%
                                          Banks - 7.6%
                                          Thrifts & Mortgage Finance - 7.6%
         7,785       2.80   BBB+/Ba3      Adjustable Rate Mortgage Trust 2004-5,
                                          Floating Rate Note, 4/25/35                                             $        7,524
        54,208              BB-/NR        Alternative Loan Trust 2003-16T1, 5.25%, 9/25/33                                56,126
        15,454              AA+/Baa1      Alternative Loan Trust 2003-23T2, 4.25%, 9/25/33                                15,603
        39,946              B-/NR         Alternative Loan Trust 2004-14T2, 5.5%, 8/25/34                                 39,432
        47,822       0.64   BBB+/Ba1      Alternative Loan Trust 2004-18CB, Floating Rate Note, 9/25/34                   47,434
         7,915              CCC/B2        Alternative Loan Trust 2004-28CB, 5.5%, 1/25/35                                  8,046
         7,827       0.59   BBB+/Ba3      Alternative Loan Trust 2004-2CB, Floating Rate Note, 3/25/34                     7,667
        11,441       0.46   BB+/B2        Alternative Loan Trust 2004-8CB, Floating Rate Note, 6/25/34                    10,212
        24,752              CCC/Caa3      Alternative Loan Trust 2005-1CB, 5.5%, 3/25/35                                  21,754
        30,931              A+/Baa2       Banc of America Alternative Loan Trust 2003-2, 5.75%, 4/25/33                   33,553
        24,695              NR/B1         Banc of America Alternative Loan Trust 2004-10, 5.5%, 11/25/19                  25,004
        10,525              NR/B2         Banc of America Alternative Loan Trust 2004-10, 6.0%, 11/25/34                  10,276
        13,265              NR/Ba2        Banc of America Alternative Loan Trust 2004-2, 6.0%, 3/25/34                    13,679
        27,914              NR/B2         Banc of America Alternative Loan Trust 2004-3, 6.0%, 4/25/34                    27,530
        26,817              NR/B2         Banc of America Alternative Loan Trust 2004-4, 5.25%, 5/25/34                   27,248
         1,377              B+/B1         Banc of America Funding 2005-6 Trust, 5.75%, 10/25/35                            1,366
         4,853       0.30   AAA/NR        Banc of America Funding 2010-R4 Trust, Floating Rate Note,
                                          9/26/46 (144A)                                                                   4,841
        20,814       3.08   NR/Baa3       Banc of America Mortgage 2003-H Trust, Floating Rate Note,
                                          9/25/33                                                                         20,681
       211,204              NR/Caa2       Bayview Commercial Asset Trust, 3.89%, 9/25/37
                                          (Step) (144A) (f)                                                               19,452
        47,582       2.34   AA+/Baa2      Bear Stearns ARM Trust 2003-5, Floating Rate Note,
                                          8/25/33                                                                         46,246
        18,788       4.97   CCC/B2        Bear Stearns ARM Trust 2004-12, Floating Rate Note,
                                          2/25/35                                                                         18,780

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Thrifts & Mortgage Finance - (continued)
        21,049              BB+/Ba1       Charlie Mac Trust 2004-2, 5.0%, 10/25/34                                $       21,574
           627       3.15   B-/B1         CHL Mortgage Pass-Through Trust 2003-42,
                                          Floating Rate Note, 9/25/33                                                        585
        12,939              NR/Ba2        CHL Mortgage Pass-Through Trust 2004-J2, 5.5%, 3/25/34                          13,280
        46,161              NR/Baa1       Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                             49,138
        25,256       2.63   CCC/NR        Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35                24,744
       100,000       4.65   AA-/A1        City Center Trust 2011-CCHP, Floating Rate Note, 7/15/28 (144A)                100,082
        38,606       0.37   A+/A1         COMM 2007-FL14 Mortgage Trust, Floating Rate Note,
                                          6/15/22 (144A)                                                                  38,285
        25,000              NR/Aaa        COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                                 23,904
        25,000              NR/Aaa        COMM 2012-CCRE2 Mortgage Trust, 3.791%, 8/15/45                                 24,571
        25,000              NR/Aa2        COMM 2012-CCRE2 Mortgage Trust, 4.393%, 8/15/45                                 25,312
        21,000              AAA/Aaa       COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                                19,982
        12,271              AAA/Aaa       COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/15/45                                11,491
        50,000              AAA/Aaa       COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                                   46,552
        25,000       1.20   NR/NR         CSMC Series 2010-14R, Floating Rate Note, 11/26/37 (144A)                       23,750
        15,368       2.56   B-/NR         First Horizon Mortgage Pass-Through Trust 2005-AR2,
                                          Floating Rate Note, 6/25/35                                                     14,642
         3,316              CCC/NR        First Horizon Mortgage Pass-Through Trust 2006-1,
                                          6.0%, 5/25/36                                                                    3,285
        50,000       5.31   BBB+/Baa1     GMAC Commercial Mortgage Securities, Inc., Series 2003-C1 Trust,
                                          Floating Rate Note, 5/10/36 (144A)                                              50,091
        25,000       5.31   A/A1          GMAC Commercial Mortgage Securities, Inc., Series 2003-C3 Trust,
                                          Floating Rate Note, 4/10/40                                                     25,290
        10,000              A-/Ba1        GS Mortgage Securities Corp., II Series 2005-GG4, 4.782%,
                                          7/10/39                                                                          9,953
        25,000              AA-/NR        GS Mortgage Securities Corp., II, 3.682%, 2/10/46 (144A)                        22,897
        50,000              NR/NR         GS Mortgage Securities Corp., II, 4.209%, 2/10/21 (144A)                        50,515
       323,892       2.83   B+/Caa1       GSR Mortgage Loan Trust 2005-AR2, Floating Rate Note, 4/25/35                  315,807
        26,555       5.25   BB-/NR        GSR Mortgage Loan Trust 2005-AR4, Floating Rate Note, 7/25/35                   26,063
        11,949       0.83   BBB/Ba3       Impac CMB Trust Series 2004-4, Floating Rate Note, 9/25/34                      10,819
        63,828       0.93   BBB+/A3       Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34                     60,667
        50,000       3.31   AAA/NR        Irvine Core Office Trust 2013-IRV, Floating Rate Note, 5/15/48 (144A)           47,071
        41,833       0.55   NR/Ba1        JP Morgan Chase Commercial Mortgage Securities Trust 2006-FL2,
                                          Floating Rate Note, 11/15/18 (144A)                                             39,453
        28,993       5.11   BBB+/NR       JP Morgan Mortgage Trust 2005-A3, Floating Rate Note, 6/25/35                   29,117
        15,811       5.15   NR/B2         JP Morgan Mortgage Trust 2005-A7, Floating Rate Note, 10/25/35                  15,578
        21,577       3.50   AAA/NR        JP Morgan Mortgage Trust 2013-2, Floating Rate Note,
                                          5/25/43 (144A)                                                                  21,080
        20,969       3.74   AAA/NR        JP Morgan Mortgage Trust 2013-2, Floating Rate Note,
                                          5/25/43 (144A)                                                                  20,199
        11,832       0.89   AA/Aaa        Lehman Brothers Floating Rate Commercial Mortgage Trust
                                          2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                                 11,832
        25,000       1.09   BBB+/A1       Lehman Brothers Floating Rate Commercial Mortgage Trust
                                          2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                                 24,930
           244       5.41   AAA/Aaa       Lehman Brothers Small Balance Commercial Mortgage Trust
                                          2006-3, Floating Rate Note, 12/25/36 (144A)                                        245
         9,207       1.14   A+/Aa1        Lehman Brothers Small Balance Commercial Mortgage Trust
                                          2007-3 Class 1A4, Floating Rate Note, 10/25/37 (144A)                            9,141
        37,425       0.44   A+/Aa1        Lehman Brothers Small Balance Commercial, Floating Rate
                                          Note, 2/25/30 (144A)                                                            32,186

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Thrifts & Mortgage Finance - (continued)
        50,000       1.29   A+/B1         MASTR Adjustable Rate Mortgages Trust 2004-11, Floating
                                          Rate Note, 11/25/34                                                     $       44,327
        15,816              BB+/NR        MASTR Alternative Loan Trust 2004-10, 5.5%, 10/25/19                            16,250
        41,687              B-/NR         MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                              42,812
        24,708       6.60   A-/NR         MASTR Seasoned Securitization Trust 2005-1, Floating Rate
                                          Note, 9/25/32                                                                   25,887
        87,620       0.65   A+/A3         Merrill Lynch Mortgage Investors Trust Series MLCC 2004-A,
                                          Floating Rate Note, 4/25/29                                                     84,735
       100,000              NR/NR         Morgan Stanley Re-REMIC Trust 2010-R9, 5.0%, 11/26/36 (144A)                   104,535
        20,829              NR/A2         PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                          20,899
        30,017       1.59   B-/Ba3        RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                             26,421
       205,619       0.59   BBB+/NR       Residential Asset Securitization Trust 2003-A2, Floating Rate
                                          Note, 5/25/33                                                                  185,446
        36,728              CCC/NR        Residential Asset Securitization Trust 2005-A9, 5.5%, 7/25/35                   35,808
        28,410              NR/B3         RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                                      28,604
        99,793       3.00   AAA/NR        Sequoia Mortgage Trust 2013-7, Floating Rate Note, 6/25/43                      94,216
        30,705       0.93   A+/Ba1        Structured Asset Mortgage Investments Trust 2003-AR2,
                                          Floating Rate Note, 12/19/33                                                    28,271
        35,552       2.70   A+/Baa3       Structured Asset Securities Corp., Mortgage Certificates Series
                                          2003-31A, Floating Rate Note, 10/25/33                                          35,440
        16,760       2.62   AA+/Baa1      Structured Asset Securities Corp., Mortgage Pass-Through Certificates
                                          Series 2003-22A, Floating Rate Note, 6/25/33                                    16,535
        23,393       2.73   NR/Baa2       Thornburg Mortgage Securities Trust 2003-3, Floating Rate
                                          Note, 6/25/43                                                                   22,983
        24,818       4.10   AAA/Ba1       Thornburg Mortgage Securities Trust Class II4A, Floating Rate
                                          Note, 3/25/44                                                                   24,709
         9,363       0.58   BBB+/Ba3      WaMu Mortgage Pass Through Certificates, Floating Rate
                                          Note, 10/25/44                                                                   8,488
         5,365       2.22   NR/Ba3        WaMu Mortgage Pass Through Certificates, Floating Rate
                                          Note, 2/27/34                                                                    4,335
        12,197       2.50   BBB/NR        WaMu Mortgage Pass Through Certificates, Floating Rate
                                          Note, 3/25/35                                                                   11,975
        34,638       2.44   BBB+/NR       WaMu Mortgage Pass-Through Certificates, Floating Rate
                                          Note, 1/25/35                                                                   34,704
        10,000       4.69   NR/A3         Wells Fargo Commercial Mortgage Trust 2012-LC5, Floating
                                          Rate Note, 10/15/45                                                              9,674
        17,281              BBB+/Ba2      Wells Fargo Mortgage Backed Securities 2005-9 Trust,
                                          5.25%, 10/25/35                                                                 17,723
        17,633              BB+/Ba2       Wells Fargo Mortgage Backed Securities 2005-9 Trust,
                                          5.5%, 10/25/35                                                                  17,686
        43,237       2.64   A+/NR         Wells Fargo Mortgage Backed Securities 2005-AR10 Trust,
                                          Floating Rate Note, 6/25/35                                                     42,153
        50,981              NR/Caa1       Wells Fargo Mortgage Backed Securities 2006-2 Trust,
                                          5.75%, 3/25/36                                                                  49,709
        45,772       2.63   NR/Ba2        Wells Fargo Mortgage Backed Securities 2006-AR6 Trust,
                                          Floating Rate Note, 3/25/36                                                     44,993
                                                                                                                  --------------
                                                                                                                  $    2,805,883
                                                                                                                  --------------
                                          Total Banks                                                             $    2,805,883
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Diversified Financials - 2.5%
                                          Other Diversified Financial Services - 2.2%
        32,440       2.89   AA+/NR        Banc of America Mortgage 2003-F Trust, Floating Rate
                                          Note, 7/25/33                                                           $       31,878
        37,164       2.70   AA+/NR        Banc of America Mortgage 2004-E Trust, Floating Rate
                                          Note, 6/25/34                                                                   36,802
        17,527       5.07   BBB+/NR       Banc of America Mortgage 2005-H Trust, Floating Rate
                                          Note, 9/25/35                                                                   17,236
         3,521              BB+/NR        Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                             3,576
         1,655              AA+/Baa1      Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                           1,659
         4,404              CCC/Caa1      ChaseFlex Trust Series 2005-2, 5.0%, 5/25/20                                     4,308
        26,183       0.31   AA/Aaa        Commercial Mortgage Pass-Through Certificates Series 2007-TFL1,
                                          Floating Rate Note, 2/15/22 (144A)                                              25,947
        39,423       0.36   AAA/Aa2       Credit Suisse Mortgage Capital Certificates, Floating Rate Note,
                                          10/15/21 (144A)                                                                 38,761
        75,000       4.07   NR/NR         CSMC Series 2010-16, Floating Rate Note, 6/25/50 (144A)                         73,465
        36,803       0.39   BB+/Baa2      Impac Secured Assets Trust 2006-5, Floating Rate Note, 12/25/36                 31,580
       100,000              BBB-/NR       Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                     108,363
        33,922       0.29   AA+/Aaa       Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20 (144A)             33,622
        34,395              NR/Baa3       ORES NPL LLC, 4.0%, 9/25/44 (144A)                                              34,371
         7,337              A+/Aa3        RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                                        7,459
        50,000              BBB/Baa3      RALI Series 2003-QS17 Trust, 5.5%, 9/25/33                                      51,282
        77,657       0.64   BB/NR         RALI Series 2003-QS22 Trust, Floating Rate Note, 12/26/33                       70,660
       122,175              NR/Ba3        RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                                      127,164
        13,717       0.69   BB+/NR        RALI Series 2004-QS4 Trust, Floating Rate Note, 3/25/34                         12,943
        50,000              B+/B1         RALI Series 2004-QS5 Trust, 5.75%, 4/25/34                                      49,997
        15,499       0.79   BB+/Ba3       RALI Series 2004-QS5 Trust, Floating Rate Note, 4/25/34                         14,875
        16,626       2.50   BBB-/B3       Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                          Note, 1/25/35                                                                   15,901
        22,643       2.64   AA+/Baa3      Structured Adjustable Rate Mortgage Loan Trust, Floating Rate
                                          Note, 2/25/34                                                                   22,111
                                                                                                                  --------------
                                                                                                                  $      813,960
                                                                                                                  --------------
                                          Asset Management & Custody Banks - 0.1%
        36,196       2.72   NR/NR         Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)               $       36,458
                                                                                                                  --------------
                                          Investment Banking & Brokerage - 0.2%
        72,288       7.64   BBB+/Aa3      Bear Stearns Commercial Mortgage Securities Trust 2002 Top6,
                                          Floating Rate Note, 10/15/36 (144A)                                     $       74,788
                                                                                                                  --------------
                                          Total Diversified Financials                                            $      925,206
                                                                                                                  --------------
                                          Real Estate - 1.1%
                                          Mortgage REIT - 1.1%
        27,405       2.41   AA+/Ba1       American Home Mortgage Investment Trust 2005-1,
                                          Floating Rate Note, 6/25/45                                             $       27,352
        10,178              CC/NR         Credit Suisse First Boston Mortgage Securities Corp.,
                                          5.0%, 8/25/20                                                                   10,357
        21,560       6.01   CCC-/Caa1     Credit Suisse First Boston Mortgage Securities Corp.,
                                          Floating Rate Note, 11/15/36 (144A)                                             20,543
        14,164       2.71   BBB+/Ba1      Credit Suisse First Boston Mortgage Securities Corp.,
                                          Floating Rate Note, 11/25/33                                                    13,874
        14,539       2.63   BBB+/B1       Credit Suisse First Boston Mortgage Securities Corp.,
                                          Floating Rate Note, 6/25/34                                                     14,327
        13,670       1.69   NR/WR         Credit Suisse First Boston Mortgage Securities Corp.,
                                          Floating Rate Note, 8/25/33                                                     13,072

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Mortgage REIT - (continued)
        25,000       3.49   NR/A2         FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)       $       25,397
        22,000       3.82   NR/NR         FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)                21,397
        50,000       4.29   A-/NR         FREMF Mortgage Trust Class B, Floating Rate Note, 7/25/48 (144A)                50,935
        10,000       3.82   NR/NR         FREMF Mortgage Trust Class C, Floating Rate Note, 6/25/47 (144A)                 9,026
        50,000       4.29   BBB/NR        FREMF Mortgage Trust Class C, Floating Rate Note, 7/25/48 (144A)                48,014
        30,000       4.35   NR/A3         FREMF Mortgage Trust, Floating Rate Note, 1/25/46 (144A)                        29,378
        25,000       4.89   NR/A3         FREMF Mortgage Trust, Floating Rate Note, 7/25/44 (144A)                        25,988
       100,000       4.16   NR/Baa2       FREMF Mortgage Trust, Floating Rate Note, 9/25/44 (144A)                        93,618
                                                                                                                  --------------
                                                                                                                  $      403,278
                                                                                                                  --------------
                                          Total Real Estate                                                       $      403,278
                                                                                                                  --------------
                                          Government - 0.8%
        25,000              NR/NR         Fannie Mae REMICS, 4.5%, 6/25/29                                        $       27,235
         4,879              NR/NR         Fannie Mae REMICS, 5.0%, 9/25/39                                                 4,966
        26,978              NR/NR         Freddie Mac REMICS, 5.0%, 6/15/34                                               27,800
        48,604              NR/NR         Government National Mortgage Association, 3.0%, 4/20/41                         49,939
       100,000              NR/NR         Government National Mortgage Association, 4.5%, 9/20/39                        109,456
       424,551       1.63   NR/NR         Government National Mortgage Association, Floating Rate Note,
                                          10/16/43 (f)                                                                    26,244
       270,669       1.28   NR/Aaa        Government National Mortgage Association, Floating Rate Note,
                                          10/16/52 (f)                                                                    14,627
       279,594       1.17   NR/NR         Government National Mortgage Association, Floating Rate Note,
                                          3/16/51 (f)                                                                     10,927
       179,767       1.27   NR/NR         Government National Mortgage Association, Floating Rate Note,
                                          4/16/51 (f)                                                                      9,855
       294,500       1.07   NR/NR         Government National Mortgage Association, Floating Rate Note,
                                          9/16/52 (f)                                                                     26,256
                                                                                                                  --------------
                                                                                                                  $      307,305
                                                                                                                  --------------
                                          Total Government                                                        $      307,305
                                                                                                                  --------------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $4,505,138)                                                       $    4,441,672
                                                                                                                  --------------

                                          CORPORATE BONDS - 40.8%
                                          Energy - 7.7%
                                          Oil & Gas Drilling - 0.8%
       140,000              BB/Ba3        Atwood Oceanics, Inc., 6.5%, 2/1/20                                     $      145,250
        50,000              B-/B3         Offshore Group Investment, Ltd., 7.5%, 11/1/19                                  52,125
       100,000              BBB+/Baa1     Pride International, Inc., 6.875%, 8/15/20                                     118,681
                                                                                                                  --------------
                                                                                                                  $      316,056
                                                                                                                  --------------
                                          Oil & Gas Equipment & Services - 0.5%
       100,000              B+/B2         Basic Energy Services, Inc., 7.75%, 2/15/19                             $       98,750
       100,000              B/B3          Expro Finance Luxembourg SCA, 8.5%, 12/15/16 (144A)                            105,000
                                                                                                                  --------------
                                                                                                                  $      203,750
                                                                                                                  --------------
                                          Integrated Oil & Gas - 0.2%
        75,000              BBB/A3        Petrobras Global Finance BV, 3.0%, 1/15/19                              $       69,666
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Oil & Gas Exploration & Production - 3.4%
        75,000              B-/B3         Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                               $       80,250
        95,000              BB/B1         Denbury Resources, Inc., 4.625%, 7/15/23                                        87,638
        50,000              B/B2          EP Energy LLC, 9.375%, 5/1/20                                                   56,500
       200,000              BBB/Baa1      Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                          191,500
        75,000              CCC+/B3       Gulfport Energy Corp., 7.75%, 11/1/20 (144A)                                    75,938
        50,000              CCC+/Caa1     Lightstream Resources, Ltd., 8.625%, 2/1/20 (144A)                              47,500
       275,000              B/B2          Linn Energy LLC, 6.25%, 11/1/19 (144A)                                         261,938
        75,000              BBB-/Ba1      Newfield Exploration Co., 5.625%, 7/1/24                                        72,750
        95,000              B-/Caa1       Northern Oil and Gas, Inc., 8.0%, 6/1/20                                        95,950
        35,000              B-/B3         Samson Investment Co., 10.0%, 2/15/20 (144A)                                    36,881
        25,000              B-/B2         SandRidge Energy, Inc., 8.125%, 10/15/22                                        24,750
        65,000              B-/B3         Stone Energy Corp., 7.5%, 11/15/22                                              67,275
        25,000              B+/B3         Swift Energy Co., 7.875%, 3/1/22                                                24,875
       100,000              BBB/Baa2      TNK-BP Finance SA, 7.25%, 2/2/20 (144A)                                        112,000
        25,000              B/B3          W&T Offshore, Inc., 8.5%, 6/15/19                                               25,812
                                                                                                                  --------------
                                                                                                                  $    1,261,557
                                                                                                                  --------------
                                          Oil & Gas Refining & Marketing - 0.1%
        45,000              BB+/Ba2       Tesoro Corp., 5.375%, 10/1/22                                           $       45,562
                                                                                                                  --------------
                                          Oil & Gas Storage & Transportation - 2.0%
        35,000              BBB-/Baa3     Buckeye Partners LP, 6.05%, 1/15/18                                     $       39,394
        73,000              BBB/Baa2      DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                        94,143
        75,000       5.85   BB+/Baa3      DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)                           72,000
        50,000       7.00   BBB-/Baa2     Enterprise Products Operating LLC, Floating Rate Note, 6/1/67                   52,875
        56,000       8.38   BBB-/Baa2     Enterprise Products Operating LLC, Floating Rate Note, 8/1/66                   62,440
        80,000              BB/Ba3        Gibson Energy, Inc., 6.75%, 7/15/21 (144A)                                      79,800
        50,000              BB/B1         Inergy Midstream LP, 6.0%, 12/15/20 (144A)                                      48,250
        83,000              BBB/Baa2      Plains All American Pipeline LP, 6.125%, 1/15/17                                94,280
        99,000              A/A3          Questar Pipeline Co., 5.83%, 2/1/18                                            114,417
        40,000       3.29   BB/Ba1        Southern Union Co., Floating Rate Note, 11/1/66                                 36,000
        35,000              BBB/Baa2      Spectra Energy Capital LLC, 6.75%, 7/15/18                                      41,192
                                                                                                                  --------------
                                                                                                                  $      734,791
                                                                                                                  --------------
                                          Coal & Consumable Fuels - 0.7%
        50,000              BB-/B1        Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (144A)                         $       48,375
       100,000              B-/B2         Penn Virginia Resource Partners LP, 8.25%, 4/15/18                             104,250
        85,000              B-/B2         Penn Virginia Resource Partners LP, 8.375%, 6/1/20                              89,675
                                                                                                                  --------------
                                                                                                                  $      242,300
                                                                                                                  --------------
                                          Total Energy                                                            $    2,873,682
                                                                                                                  --------------
                                          Materials - 2.1%
                                          Commodity Chemicals - 0.2%
       100,000              BB/Ba3        Axiall Corp., 4.875%, 5/15/23 (144A)                                    $       95,000
                                                                                                                  --------------
                                          Diversified Chemicals - 0.1%
EURO    16,734              B-/Caa1       INEOS Group Holdings SA, 7.875%, 2/15/16 (144A)                         $       21,809
                                                                                                                  --------------
                                          Metal & Glass Containers - 0.1%
        50,000              B-/B3         AEP Industries, Inc., 8.25%, 4/15/19                                    $       53,812
                                                                                                                  --------------
                                          Aluminum - 0.2%
        70,000              BBB-/Ba1      Alcoa, Inc., 6.15%, 8/15/20                                             $       71,700
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Diversified Metals & Mining - 0.7%
       100,000              BBB-/Baa2     AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                         $       93,490
        60,000              BBB/Baa3      Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23 (144A)                    54,306
        75,000              B-/Caa1       Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                                    59,250
        20,000              BBB/Baa2      Southern Copper Corp., 5.375%, 4/16/20                                          21,194
        20,000              BBB-/Baa3     Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                                    19,700
                                                                                                                  --------------
                                                                                                                  $      247,940
                                                                                                                  --------------
                                          Gold - 0.1%
        25,000              BB-/B1        IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                    $       21,125
                                                                                                                  --------------
                                          Steel - 0.6%
        40,000              BB+/Ba1       ArcelorMittal SA, 5.75%, 8/5/20                                         $       39,600
        25,000              BB+/Ba1       ArcelorMittal SA, 6.0%, 3/1/21                                                  24,875
        75,000              B/B3          Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)                                71,250
       100,000              NR/B3         Metinvest BV, 8.75%, 2/14/18 (144A)                                             93,000
                                                                                                                  --------------
                                                                                                                  $      228,725
                                                                                                                  --------------
                                          Forest Products - 0.0%+
        10,246              NR/NR         Emerald Plantation Holdings, Ltd., 6.0%, 1/15/20                        $        5,897
                                                                                                                  --------------
                                          Paper Products - 0.1%
        55,000              BB-/Ba3       Resolute Forest Products, Inc., 5.875%, 5/15/23 (144A)                  $       49,088
                                                                                                                  --------------
                                          Total Materials                                                         $      795,096
                                                                                                                  --------------
                                          Capital Goods - 2.4%
                                          Building Products - 0.3%
        25,000              BBB-/Ba3      Masco Corp., 5.95%, 3/15/22                                             $       26,250
        85,000              BBB-/Ba3      Masco Corp., 7.125%, 3/15/20                                                    94,775
                                                                                                                  --------------
                                                                                                                  $      121,025
                                                                                                                  --------------
                                          Construction & Engineering - 0.5%
       100,000              BB-/Ba3       Dycom Investments, Inc., 7.125%, 1/15/21                                $      106,000
        75,000              B/B2          Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)                                     66,000
                                                                                                                  --------------
                                                                                                                  $      172,000
                                                                                                                  --------------
                                          Electrical Components & Equipment - 0.1%
        50,000              B/B3          Coleman Cable, Inc., 9.0%, 2/15/18                                      $       53,000
                                                                                                                  --------------
                                          Industrial Conglomerates - 0.1%
        50,000              BB-/Ba2       Boart Longyear Management Pty, Ltd., 7.0%, 4/1/21 (144A)                $       47,125
                                                                                                                  --------------
                                          Construction & Farm Machinery & Heavy Trucks - 0.4%
        75,000              A/A3          Cummins, Inc., 5.65%, 3/1/98                                            $       71,036
        22,000              A/A3          Cummins, Inc., 6.75%, 2/15/27                                                   25,488
        35,000              CCC/B3        Navistar International Corp., 8.25%, 11/1/21                                    34,388
                                                                                                                  --------------
                                                                                                                  $      130,912
                                                                                                                  --------------
                                          Industrial Machinery - 0.3%
        49,000              B/Caa2        Mueller Water Products, Inc., 7.375%, 6/1/17                            $       50,225
        65,000              B/NR          WPE International Cooperatief UA, 10.375%, 9/30/20 (144A)                       50,700
                                                                                                                  --------------
                                                                                                                  $      100,925
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Trading Companies & Distributors - 0.7%
       125,000              BB+/Ba3       Aircastle, Ltd., 6.25%, 12/1/19                                         $      129,844
       100,000              BB+/NR        Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                             105,316
        25,000              BBB/Baa2      Glencore Funding LLC, 4.125%, 5/30/23 (144A)                                    22,297
                                                                                                                  --------------
                                                                                                                  $      257,457
                                                                                                                  --------------
                                          Total Capital Goods                                                     $      882,444
                                                                                                                  --------------
                                          Commercial Services & Supplies - 0.1%
                                          Research & Consulting Services - 0.1%
        50,000              BB/Ba2        FTI Consulting, Inc., 6.0%, 11/15/22 (144A)                             $       50,625
                                                                                                                  --------------
                                          Total Commercial Services & Supplies                                    $       50,625
                                                                                                                  --------------
                                          Transportation - 0.7%
                                          Airlines - 0.5%
       100,000              A-/Baa2       Continental Airlines 2012-2 Class A Pass Through Trust,
                                          4.0%, 10/29/24                                                          $       99,750
        28,746              A/Baa1        Delta Air Lines 2010-2 Class A Pass Through Trust,
                                          4.95%, 5/23/19                                                                  30,543
        75,000              B-/NR         Gol Finance, 9.25%, 7/20/20 (144A)                                              61,500
                                                                                                                  --------------
                                                                                                                  $      191,793
                                                                                                                  --------------
                                          Trucking - 0.2%
        75,000              B/B3          Syncreon Global Ireland, Ltd., 9.5%, 5/1/18 (144A)                      $       79,500
                                                                                                                  --------------
                                          Total Transportation                                                    $      271,293
                                                                                                                  --------------
                                          Consumer Durables & Apparel - 0.4%
                                          Home Furnishings - 0.0%+
        25,000              BBB-/Ba1      Mohawk Industries, Inc., 3.85%, 2/1/23                                  $       23,992
                                                                                                                  --------------
                                          Homebuilding - 0.4%
       100,000              BB-/B2        Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)          $      100,750
       105,000              NR/Caa2       Desarrolladora Homex SAB de CV, 9.5%, 12/11/19 (144A) (c)                       35,700
                                                                                                                  --------------
                                                                                                                  $      136,450
                                                                                                                  --------------
                                          Total Consumer Durables & Apparel                                       $      160,442
                                                                                                                  --------------
                                          Consumer Services - 1.6%
                                          Casinos & Gaming - 1.1%
        50,000              CCC-/Ca       Codere Finance Luxembourg SA, 9.25%, 2/15/19 (144A) (c)                 $       27,500
EURO   108,000       8.25   BB/Ba2        Gtech S.p.A., Floating Rate Note, 3/31/66 (144A)                               145,861
        35,000              NR/WR         Mashantucket Western Pequot Tribe, 8.5%, 11/15/15 (144A)                         2,100
EURO    50,000              CCC/Caa1      Peermont Global Pty, Ltd., 7.75%, 4/30/14 (144A)                                64,109
        55,000              B+/B2         Scientific Games International, Inc., 9.25%, 6/15/19                            59,538
        30,000              BBB-/NR       Wynn Las Vegas LLC, 4.25%, 5/30/23 (144A)                                       27,750
        65,000              BBB-/NR       Wynn Las Vegas LLC, 5.375%, 3/15/22                                             65,650
                                                                                                                  --------------
                                                                                                                  $      392,508
                                                                                                                  --------------
                                          Education Services - 0.5%
        10,000              AA+/Aaa       Amherst College, 3.794%, 11/1/42                                        $        9,246
        25,000              NR/Aa2        Bowdoin College, 4.693%, 7/1/12                                                 21,582
        25,000              AAA/Aaa       Massachusetts Institute of Technology, 5.6%, 7/1/11                             30,133
        50,000              AAA/NR        President and Fellows of Harvard College, 2.3%, 10/1/23                         47,322

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Education Services - (continued)
        40,000              A+/A1         The George Washington University, 1.827%, 9/15/17                       $       39,752
        25,000              AA-/Aa2       Tufts University, 5.017%, 4/15/12                                               24,949
        25,000              AAA/NR        William Marsh Rice University, 4.626%, 5/15/63                                  23,963
                                                                                                                  --------------
                                                                                                                  $      196,947
                                                                                                                  --------------
                                          Total Consumer Services                                                 $      589,455
                                                                                                                  --------------
                                          Media - 0.6%
                                          Broadcasting - 0.6%
EURO   100,000              B+/B1         Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)                        $      135,702
       100,000              B+/B2         Univision Communications, Inc., 5.125%, 5/15/23 (144A)                          94,500
                                                                                                                  --------------
                                                                                                                  $      230,202
                                                                                                                  --------------
                                          Total Media                                                             $      230,202
                                                                                                                  --------------
                                          Retailing - 0.4%
                                          Internet Retail - 0.4%
       125,000              BBB-/Ba1      Expedia, Inc., 5.95%, 8/15/20                                           $      132,658
                                                                                                                  --------------
                                          Total Retailing                                                         $      132,658
                                                                                                                  --------------
                                          Food & Staples Retailing - 0.4%
                                          Drug Retail - 0.4%
        37,658              BBB+/Baa2     CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                          $       41,196
        82,518              BBB+/Baa2     CVS Pass-Through Trust, 6.036%, 12/10/28                                        93,076
                                                                                                                  --------------
                                                                                                                  $      134,272
                                                                                                                  --------------
                                          Total Food & Staples Retailing                                          $      134,272
                                                                                                                  --------------
                                          Food, Beverage & Tobacco - 2.2%
                                          Soft Drinks - 0.3%
       120,000              BB/Ba2        Central American Bottling Corp., 6.75%, 2/9/22 (144A)                   $      126,000
                                                                                                                  --------------
                                          Agricultural Products - 0.4%
       150,000              BBB/Baa2      Viterra, Inc., 5.95%, 8/1/20 (144A)                                     $      158,599
                                                                                                                  --------------
                                          Packaged Foods & Meats - 1.0%
        50,000              B/B2          Agrokor DD, 8.875%, 2/1/20 (144A)                                       $       52,700
       100,000              BB/Ba3        JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                                    101,500
       150,000              B/B2          Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                                    148,688
        50,000              B+/B1         Post Holdings, Inc., 7.375%, 2/15/22                                            53,500
                                                                                                                  --------------
                                                                                                                  $      356,388
                                                                                                                  --------------
                                          Tobacco - 0.5%
       165,000              B-/B3         Alliance One International, Inc., 10.0%, 7/15/16                        $      168,712
        25,000              BBB-/Baa2     Lorillard Tobacco Co., 3.75%, 5/20/23                                           23,068
                                                                                                                  --------------
                                                                                                                  $      191,780
                                                                                                                  --------------
                                          Total Food, Beverage & Tobacco                                          $      832,767
                                                                                                                  --------------
                                          Household & Personal Products - 0.2%
                                          Personal Products - 0.2%
        80,000              BBB-/Baa2     Avon Products, Inc., 5.0%, 3/15/23                                      $       79,519
                                                                                                                  --------------
                                          Total Household & Personal Products                                     $       79,519
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      Principal  Floating   S&P/Moody's
     Amount ($)  Rate (b)   Ratings                                                                                        Value
                                          Health Care Equipment & Services - 0.3%
                                          Health Care Services - 0.1%
         50,000             AA-/Aa3       Catholic Health Initiatives, 4.35%, 11/1/42                             $       45,534
                                                                                                                  --------------
                                          Health Care Facilities - 0.2%
         50,000             A-/A3         NYU Hospitals Center, 4.428%, 7/1/42                                    $       45,739
                                                                                                                  --------------
                                          Total Health Care Equipment & Services                                  $       91,273
                                                                                                                  --------------
                                          Banks - 4.2%
                                          Diversified Banks - 3.3%
NOK     450,000             AAA/Aaa       Asian Development Bank, Ltd., 3.375%, 5/20/14                           $       75,145
        100,000      7.38   BB+/NR        Banco Continental SA via Continental Trustees Cayman, Ltd.,
                                          Floating Rate Note, 10/7/40 (144A)                                             105,305
         65,000      6.88   NR/Ba1        Banco de Credito del Peru Panama, Floating Rate Note,
                                          9/16/26 (144A)                                                                  69,388
         40,000             NR/B1         Banco GNB Sudameris SA, 7.5%, 7/30/22 (144A)                                    41,759
         75,000             BBB/NR        BBVA Banco Continental SA, 5.0%, 8/26/22 (144A)                                 73,125
TRY     250,000             AA-/Aa2       Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                                          Netherlands, 3/3/15                                                            114,294
EURO     50,000             NR/Aaa        Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                                          Netherlands, 6.875%, 3/19/20                                                    69,966
        150,000             A/A2          HSBC Bank Plc, 7.65%, 5/1/25                                                   177,780
IDR 550,000,000             NR/Aaa        Inter-American Development Bank, Ltd., 4.5%, 2/4/16                             51,160
BRL     250,000             AAA/Aaa       International Finance Corp., 5.0%, 12/21/15                                    101,863
BRL           0             NR/NR         International Finance Corp., 7.45%, 8/14/14                                          0
        100,000             BBB+/Baa2     Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                   100,717
        200,000             A/Baa1        Nordea Bank AB, 4.25%, 9/21/22 (144A)                                          197,315
         60,000      4.50   NR/Baa3       Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)                         53,850
                                                                                                                  --------------
                                                                                                                  $    1,231,667
                                                                                                                  --------------
                                          Regional Banks - 0.8%
         50,000             BBB/Baa1      SunTrust Banks, Inc., 3.5%, 1/20/17                                     $       52,323
         81,000      4.49   BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate Note,
                                          5/29/49 (Perpetual)                                                             80,554
         75,000      4.85   BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate Note,
                                          5/29/49 (Perpetual)                                                             69,938
         80,000      6.75   BBB/Baa3      The PNC Financial Services Group, Inc., Floating Rate Note,
                                          7/29/49 (Perpetual)                                                             86,800
                                                                                                                  --------------
                                                                                                                  $      289,615
                                                                                                                  --------------
                                          Thrifts & Mortgage Finance - 0.1%
         50,000             BBB-/Baa2     Astoria Financial Corp., 5.0%, 6/19/17                                  $       52,545
                                                                                                                  --------------
                                          Total Banks                                                             $    1,573,827
                                                                                                                  --------------
                                          Diversified Financials - 5.6%
                                          Other Diversified Financial Services - 1.6%
         90,000             BBB+/Baa2     Alterra Finance LLC, 6.25%, 9/30/20                                     $      102,748
         50,000             A-/NR         Carlyle Holdings Finance LLC, 3.875%, 2/1/23 (144A)                             48,389
         40,000             A-/NR         Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)                         37,418
         67,000      5.95   BB/B1         Citigroup, Inc., Floating Rate Note, 12/29/49 (Perpetual)                       66,672
         25,000             BBB+/Baa1     Hyundai Capital Services, Inc., 4.375%, 7/27/16 (144A)                          26,501
         50,000      5.65   BB/Ba1        ING US, Inc., Floating Rate Note, 5/15/53 (144A)                                47,000
NZD     100,000             A/A2          JPMorgan Chase & Co., 4.25%, 11/2/18                                            74,427

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Other Diversified Financial Services - (continued)
       100,000       7.90   BBB/Ba1       JPMorgan Chase & Co., Floating Rate Note (Perpetual)                    $      113,000
       100,000              A-/NR         KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)                              91,351
                                                                                                                  --------------
                                                                                                                  $      607,506
                                                                                                                  --------------
                                          Specialized Finance - 0.4%
       121,000              BBB-/WR       Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                           $      123,820
        20,000              BBB/NR        Corp Financiera de Desarrollo SA, 4.75%, 2/8/22 (144A)                          19,700
                                                                                                                  --------------
                                                                                                                  $      143,520
                                                                                                                  --------------
                                          Consumer Finance - 0.3%
       106,000       4.00   BBB-/Ba1      SLM Corp., Floating Rate Note, 7/25/14                                  $      106,530
                                                                                                                  --------------
                                          Asset Management & Custody Banks - 0.7%
        35,000       7.52   BBB+/Baa2     Ameriprise Financial, Inc., Floating Rate Note, 6/1/66                  $       38,238
       125,000              A/NR          Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)                    135,889
         9,000              BBB-/Baa3     Janus Capital Group, Inc., 6.7%, 6/15/17                                        10,049
        75,000              BBB/NR        Prospect Capital Corp., 5.875%, 3/15/23                                         71,150
        25,000       4.50   BBB/Baa1      The Bank of New York Mellon Corp., Floating Rate Note,
                                          12/29/49 (Perpetual)                                                            23,500
                                                                                                                  --------------
                                                                                                                  $      278,826
                                                                                                                  --------------
                                          Investment Banking & Brokerage - 2.6%
       245,000       4.00   BB+/Ba2       Goldman Sachs Capital II, Floating Rate Note, 6/1/43                    $      194,775
        20,000              BBB/Baa3      Jefferies Group LLC, 5.125%, 4/13/18                                            20,900
        95,000              BBB/Baa3      Jefferies Group LLC, 6.875%, 4/15/21                                           104,480
        75,000              BBB/A3        Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                     77,878
       150,000              BBB+/Baa3     Merrill Lynch & Co., Inc., 6.11%, 1/29/37                                      147,654
       125,000              BBB+/Baa2     Morgan Stanley Co., 4.1%, 5/22/23                                              115,490
        60,000              A-/Baa1       Morgan Stanley Co., 5.5%, 1/26/20                                               64,403
        75,000              BBB/Baa2      Raymond James Financial, Inc., 4.25%, 4/15/16                                   79,262
       115,000              NR/Baa3       Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)                     112,487
        30,000              A/A3          TD Ameritrade Holding Corp., 5.6%, 12/1/19                                      34,873
                                                                                                                  --------------
                                                                                                                  $      952,202
                                                                                                                  --------------
                                          Total Diversified Financials                                            $    2,088,584
                                                                                                                  --------------
                                          Insurance - 5.0%
                                          Insurance Brokers - 0.3%
        85,000              BBB-/Baa3     Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                       $       94,896
                                                                                                                  --------------
                                          Life & Health Insurance - 1.9%
        55,000              BBB/WR        Delphi Financial Group, Inc., 7.875%, 1/31/20                           $       64,511
       137,000       6.05   BBB/Baa3      Lincoln National Corp., Floating Rate Note, 4/20/67                            134,216
        50,000              BBB/Baa2      MetLife, Inc., 10.75%, 8/1/39                                                   77,250
       110,000              A-/Baa2       Protective Life Corp., 7.375%, 10/15/19                                        133,276
        10,000              A/Baa2        Prudential Financial, Inc., 6.2%, 1/15/15                                       10,775
        50,000       8.88   BBB+/Baa3     Prudential Financial, Inc., Floating Rate Note, 6/15/38                         60,000
        50,000       5.62   BBB+/Baa3     Prudential Financial, Inc., Floating Rate Note, 6/15/43                         49,000
        50,000       5.88   BBB+/Baa3     Prudential Financial, Inc., Floating Rate Note, 9/15/42                         50,125
       100,000              BBB/Baa2      Unum Group, Inc., 5.75%, 8/15/42                                               106,062
        30,000       5.88   NR/NR         Wilton Re Finance LLC, Floating Rate Note, 3/30/33 (144A)                       29,121
                                                                                                                  --------------
                                                                                                                  $      714,336
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Multi-line Insurance - 0.6%
        85,000              BBB/A3        AXA SA, 8.6%, 12/15/30                                                  $      102,850
        80,000              BBB-/Baa3     Genworth Holdings, Inc., 7.2%, 2/15/21                                          89,823
        26,000              BBB-/Baa2     Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                                27,309
                                                                                                                  --------------
                                                                                                                  $      219,982
                                                                                                                  --------------
                                          Property & Casualty Insurance - 1.4%
        75,000              BBB-/Baa3     Fidelity National Financial, Inc., 5.5%, 9/1/22                         $       79,487
        50,000              BBB-/Baa2     OneBeacon US Holdings, Inc., 4.6%, 11/9/22                                      49,741
       100,000       6.80   BBB/Baa3      QBE Capital Funding II LP, Floating Rate Note,
                                          6/29/49 (Perpetual) (144A)                                                      99,040
       105,000       7.51   BB+/Ba2       Sirius International Group, Ltd., Floating Rate Note,
                                          5/29/49 (Perpetual) (144A)                                                     108,329
        25,000              BBB-/Baa3     The Hanover Insurance Group, Inc., 7.5%, 3/1/20                                 28,733
        59,000              BBB-/Baa3     The Hanover Insurance Group, Inc., 7.625%, 10/15/25                             73,153
       100,000       6.50   BBB-/Ba1      XL Group Plc, Floating Rate Note, 12/29/49 (Perpetual)                          97,500
                                                                                                                  --------------
                                                                                                                  $      535,983
                                                                                                                  --------------
                                          Reinsurance - 0.8%
        60,000              BBB/NR        Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                            $       58,985
        50,000              NR/NR         Pangaea Re, 0.0%, 10/1/15 (Cat Bond) (e) (d)                                    50,640
        61,000              BBB/NR        Platinum Underwriters Finance, Inc., 7.5%, 6/1/17                               68,158
       100,000              BBB+/Baa2     Validus Holdings, Ltd., 8.875%, 1/26/40                                        126,267
                                                                                                                  --------------
                                                                                                                  $      304,050
                                                                                                                  --------------
                                          Total Insurance                                                         $    1,869,247
                                                                                                                  --------------
                                          Real Estate - 1.9%
                                          Diversified REIT - 0.1%
        20,000              BBB/Baa2      Digital Realty Trust LP, 5.875%, 2/1/20                                 $       21,823
                                                                                                                  --------------
                                          Office REIT - 0.6%
        20,000              BBB-/Baa2     Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                     $       20,383
        20,000              BBB-/Baa3     BioMed Realty LP, 4.25%, 7/15/22                                                19,664
        35,000              BBB-/Baa3     Corporate Office Properties LP, 3.6%, 5/15/23 (144A)                            32,304
        50,000              BBB-/Baa2     Highwoods Realty LP, 3.625%, 1/15/23                                            46,534
        30,000              BBB/Baa2      Mack-Cali Realty LP, 3.15%, 5/15/23                                             26,782
        25,000              BBB/Baa2      Mack-Cali Realty LP, 4.5%, 4/18/22                                              25,124
        60,000              BBB/Baa2      Piedmont Operating Partnership LP, 3.4%, 6/1/23 (144A)                          54,638
                                                                                                                  --------------
                                                                                                                  $      225,429
                                                                                                                  --------------
                                          Retail REIT - 0.2%
        80,000              BBB-/Baa3     DDR Corp., 7.5%, 4/1/17                                                 $       92,770
                                                                                                                  --------------
                                          Specialized REIT - 0.8%
        15,000              BBB-/Baa3     CubeSmart LP, 4.8%, 7/15/22                                             $       15,568
        40,000              BBB-/Baa2     Hospitality Properties Trust, 5.0%, 8/15/22                                     39,916
        75,000              BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14                                   77,983
        34,000              BB-/B1        Sabra Health Care LP, 8.125%, 11/1/18                                           36,465
       111,000              BBB-/Baa3     Senior Housing Properties Trust, 6.75%, 4/15/20                                122,117
                                                                                                                  --------------
                                                                                                                  $      292,049
                                                                                                                  --------------
                                          Diversified Real Estate Activities - 0.2%
        75,000              NR/Ba1        BR Malls International Finance, Ltd., 8.5%, 1/29/49
                                          (Perpetual) (144A)                                                      $       73,698
                                                                                                                  --------------
                                          Total Real Estate                                                       $      705,769
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Software & Services - 0.1%
                                          Data Processing & Outsourced Services - 0.1%
        50,000              BB-/Ba2       Audatex North America, Inc., 6.0%, 6/15/21 (144A)                       $       49,875
                                                                                                                  --------------
                                          Total Software & Services                                               $       49,875
                                                                                                                  --------------
                                          Technology Hardware & Equipment - 0.7%
                                          Communications Equipment - 0.1%
        50,000              BB+/B1        Brocade Communications Systems, Inc., 4.625%, 1/15/23 (144A)            $       47,000
                                                                                                                  --------------
                                          Computer Storage & Peripherals - 0.3%
       100,000              BB+/Ba1       Seagate HDD Cayman, 4.75%, 6/1/23 (144A)                                $       93,250
                                                                                                                  --------------
                                          Electronic Equipment Manufacturers - 0.2%
        50,000              BB-/B1        Viasystems, Inc., 7.875%, 5/1/19 (144A)                                 $       52,750
                                                                                                                  --------------
                                          Electronic Manufacturing Services - 0.1%
        50,000              BB+/Ba1       Flextronics International, Ltd., 5.0%, 2/15/23 (144A)                   $       48,375
                                                                                                                  --------------
                                          Total Technology Hardware & Equipment                                   $      241,375
                                                                                                                  --------------
                                          Telecommunication Services - 2.3%
                                          Integrated Telecommunication Services - 1.6%
        50,000              BB/Ba2        CenturyLink, Inc., 6.45%, 6/15/21                                       $       52,125
        50,000              BB/Ba2        CenturyLink, Inc., 7.6%, 9/15/39                                                47,500
        81,000              B/B1          Cincinnati Bell, Inc., 8.375%, 10/15/20                                         83,228
        75,000              BB-/Ba2       Frontier Communications Corp., 8.5%, 4/15/20                                    82,688
        60,000              NR/Ba3        GTP Acquisition Partners I LLC, 7.628%, 6/15/16 (144A)                          62,920
        40,000              NR/A2         GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)                                   41,548
        60,000              A/A2          Qtel International Finance, Ltd., 6.5%, 6/10/14 (144A)                          62,550
        75,000              BBB/Baa2      Telefonica Emisiones SAU, 6.221%, 7/3/17                                        81,788
        25,000              NR/NR         Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)                         23,886
        50,000              NR/B1         Windstream Corp., 6.375%, 8/1/23                                                46,750
                                                                                                                  --------------
                                                                                                                  $      584,983
                                                                                                                  --------------
                                          Wireless Telecommunication Services - 0.7%
       200,000              BB/Ba3        VimpelCom Holdings BV, 7.504%, 3/1/22 (144A)                            $      207,000
        50,000              NR/NR         WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                              53,302
                                                                                                                  --------------
                                                                                                                  $      260,302
                                                                                                                  --------------
                                          Total Telecommunication Services                                        $      845,285
                                                                                                                  --------------
                                          Utilities - 1.8%
                                          Electric Utilities - 1.1%
       100,000              NR/Baa3       Dubai Electricity & Water Authority, 8.5%, 4/22/15 (144A)               $      108,500
       125,000       5.25   BBB+/A3       Electricite de France SA, Floating Rate Note, 1/29/49
                                          (Perpetual) (144A)                                                             119,500
        25,000       6.70   BB+/Ba1       PPL Capital Funding, Inc., Floating Rate Note, 3/30/67                          25,812
        50,000       6.25   BBB-/Baa2     Southern California Edison Co., Floating Rate Note,
                                          8/1/49 (Perpetual)                                                              52,500
        83,000              BBB+/A3       West Penn Power Co., 5.95%, 12/15/17 (144A)                                     94,564
                                                                                                                  --------------
                                                                                                                  $      400,876
                                                                                                                  --------------
                                          Multi-Utilities - 0.4%
        50,000              BBB+/Baa1     New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)             $       56,044
       110,493              NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                            99,444
                                                                                                                  --------------
                                                                                                                  $      155,488
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Independent Power Producers & Energy Traders - 0.3%
        88,967              BBB-/NR       Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                            $       93,340
         9,937              NR/NR         Juniper Generation LLC, 6.79%, 12/31/14 (144A)                                   9,449
                                                                                                                  --------------
                                                                                                                  $      102,789
                                                                                                                  --------------
                                          Total Utilities                                                         $      659,153
                                                                                                                  --------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $14,777,825)                                                      $   15,156,843
                                                                                                                  --------------

                                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.7%
        54,447              AAA/Aaa       Fannie Mae, 3.5%, 12/1/42                                               $       55,415
       118,964              AAA/Aaa       Fannie Mae, 4.0%, 11/1/41-12/1/42                                              124,100
        64,328              AAA/Aaa       Fannie Mae, 4.5%, 3/1/35-12/1/41                                                68,182
        22,834              AAA/Aaa       Fannie Mae, 5.0%, 6/1/40                                                        24,912
           524              AAA/Aaa       Fannie Mae, 6.0%, 3/1/32                                                           585
           851              AAA/Aaa       Fannie Mae, 6.5%, 7/1/31-2/1/32                                                    968
           206              AAA/Aaa       Fannie Mae, 7.0%, 9/1/29                                                           241
        61,518              AAA/Aaa       Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                 62,399
       123,178              AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-11/1/39                         132,885
           867              AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                                    919
        80,021              AAA/Aaa       Government National Mortgage Association I, 4.5%,
                                          9/15/33-4/15/35                                                                 85,610
         8,693              AAA/Aaa       Government National Mortgage Association I,
                                          5.0%, 4/15/35                                                                    9,587
        99,887              AAA/Aaa       Government National Mortgage Association I,
                                          5.5%, 1/15/34-11/15/35                                                         109,723
        61,571              AAA/Aaa       Government National Mortgage Association I,
                                          6.0%, 6/15/17-8/15/34                                                           68,558
         9,532              AAA/Aaa       Government National Mortgage Association I,
                                          6.5%, 3/15/29-11/15/32                                                          10,832
         1,842              AAA/Aaa       Government National Mortgage Association I,
                                          7.0%, 5/15/23-3/15/31                                                            2,123
        43,955              AAA/Aaa       Government National Mortgage Association II,
                                          4.5%, 9/20/41                                                                   47,372
         9,811              AAA/Aaa       Government National Mortgage Association II,
                                          5.5%, 3/20/34                                                                   10,750
        17,074              AAA/Aaa       Government National Mortgage Association II,
                                          6.0%, 11/20/33                                                                  19,792
       150,000              AA+/Aaa       U.S. Treasury Bonds, 4.375%, 2/15/38                                           175,641
       100,000              AA+/Aaa       U.S. Treasury Bonds, 4.5%, 5/15/38                                             119,312
       325,000              AA+/Aaa       U.S. Treasury Bonds, 4.5%, 8/15/39                                             388,578
        25,000              AA+/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                                             33,547
       200,000              AA+/Aaa       U.S. Treasury Notes, 2.0%, 2/15/22                                             195,609
                                                                                                                  --------------
                                                                                                                  $    1,747,640
                                                                                                                  --------------
                                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                          (Cost $1,696,105)                                                       $    1,747,640
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

       Principal  Floating  S&P/Moody's
      Amount ($)  Rate (b)  Ratings                                                                                        Value
                                          FOREIGN GOVERNMENT BONDS - 7.4%
CAD      250,000            AAA/Aaa       Canada Housing Trust No. 1, 3.75%, 3/15/20 (144A)                       $      256,719
GHS      100,000            NR/NR         Ghana Government Bond, 19.24%, 5/30/16                                          47,871
IDR  200,000,000            BB+/NR        Indonesia Recapitalization Bond, 14.275%, 12/15/13                              20,851
IDR  171,000,000            NR/Baa3       Indonesia Treasury Bond, 6.125%, 5/15/28                                        14,920
IDR  155,000,000            NR/Baa3       Indonesia Treasury Bond, 7.0%, 5/15/22                                          15,438
IDR  150,000,000            NR/Baa3       Indonesia Treasury Bond, 7.0%, 5/15/27                                          14,210
IDR  893,000,000            NR/Baa3       Indonesia Treasury Bond, 8.25%, 6/15/32                                         93,594
IDR   75,000,000            NR/Baa3       Indonesia Treasury Bond, 9.0%, 9/15/13                                           7,589
EURO      55,000            BBB+/Ba1      Ireland Government Bond, 4.5%, 4/18/20                                          74,745
EURO      80,000            BBB+/Ba1      Ireland Government Bond, 5.0%, 10/18/20                                        111,582
EURO      63,000            NR/Baa2       Italy Buoni Poliennali Del Tesoro, 4.75%, 8/1/23                                84,428
MYR      265,000            NR/NR         Malaysia Government Bond, 3.418%, 8/15/22                                       82,375
MXN    1,630,000            A-/Baa1       Mexican Bonos, 6.5%, 6/9/22                                                    132,235
MXN      150,000            A-/Baa1       Mexican Bonos, 7.5%, 6/3/27                                                     12,966
MXN    2,475,800            A-/Baa1       Mexican Udibonos, 2.0%, 6/9/22                                                 188,154
MXN    1,485,480            A-/Baa1       Mexican Udibonos, 3.5%, 12/14/17                                               123,773
NGN   14,000,000            NR/NR         Nigeria Government Bond, 16.0%, 6/29/19                                         92,442
NGN   11,000,000            NR/NR         Nigeria Treasury Bill, 2/6/14 (e)                                               62,458
NGN    9,000,000            NR/NR         Nigeria Treasury Bill, 4/10/14 (e)                                              49,828
NGN    8,000,000            NR/NR         Nigeria Treasury Bill, 4/24/14 (e)                                              44,264
NOK      750,000            AAA/Aaa       Norway Government Bond, 2.0%, 5/24/23                                          117,692
NOK      950,000            AAA/Aaa       Norway Government Bond, 4.25%, 5/19/17                                         171,310
NOK      200,000            AAA/Aaa       Norway Government Bond, 4.5%, 5/22/19                                           37,378
NOK      100,000            AAA/Aaa       Norway Government Bond, 5.0%, 5/15/15                                           17,537
PHP    6,495,000            NR/Ba1        Philippine Government Bond, 5.875%, 3/1/32                                     165,824
PHP    1,020,000            NR/Ba1        Philippine Government Bond, 7.625%, 9/29/36                                     31,352
         100,000            B-/Caa1       Provincia de Buenos Aires Argentina, 10.875%, 1/26/21 (144A)                    65,500
AUD      100,000            AA+/Aa1       Queensland Treasury Corp., 5.75%, 7/22/24                                       98,193
AUD       69,000            AAA/Aaa       Queensland Treasury Corp., 6.0%, 8/14/13                                        63,420
RON      440,000            NR/NR         Romania Government Bond, 5.85%, 4/26/23                                        130,447
RON      160,000            NR/NR         Romania Government Bond, 5.9%, 7/26/17                                          46,884
RUB    2,500,000            BBB+/Baa1     Russian Federal Bond - OFZ, 7.5%, 3/15/18                                       78,525
TRY       50,000            NR/NR         Turkey Government Bond, 10.5%, 1/15/20                                          28,816
         200,000            B/B3          Ukraine Government International Bond, 7.5%, 4/17/23 (144A)                    175,500
                                                                                                                  --------------
                                                                                                                       2,758,820
                                                                                                                  --------------
                                          TOTAL FOREIGN GOVERNMENT BONDS
                                          (Cost $2,877,965)                                                       $    2,758,820
                                                                                                                  --------------

                                          MUNICIPAL BONDS - 6.0%
                                          Municipal Development - 1.0%
          60,000     5.90   BBB/NR        Brazos Harbor Industrial Development Corp., Floating Rate
                                          Note, 5/1/38                                                            $       64,152
          65,000            BBB-/Baa3     Louisiana Local Government Environmental Facilities &
                                          Community Development Authority, 6.75%, 11/1/32                                 69,549
          58,000     7.00   B/B2          New Jersey Economic Development Authority, Floating
                                          Rate Note, 11/15/30                                                             58,038
          70,000            BBB/Baa2      Parish of St. John the Baptist Louisiana, 5.125%, 6/1/37                        70,174
          60,000            BB-/B1        Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30                60,577

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Municipal Development - (continued)
        50,000              BBB/NR        Selma Industrial Development Board, 6.25%, 11/1/33                      $       55,067
                                                                                                                  --------------
                                                                                                                  $      377,557
                                                                                                                  --------------
                                          Municipal General - 1.2%
        90,000              AA/A2         JobsOhio Beverage System, 3.985%, 1/1/29                                $       84,758
        25,000              AA/A2         JobsOhio Beverage System, 4.532%, 1/1/35                                        23,642
       100,000              AA-/A1        New Jersey Economic Development Authority, 0.0%, 2/15/18 (e)                    87,285
        75,000              A+/A1         New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41                   80,804
        25,000              AAA/Aa1       New York City Transitional Finance Authority Future Tax Secured
                                          Revenue, 5.0%, 11/1/33                                                          26,690
        66,000              AA-/Aa3       State of Wisconsin, 5.75%, 5/1/33                                               74,724
        25,000              BBB/A3        Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/30             25,000
        50,000              BBB/A3        Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/31             49,701
                                                                                                                  --------------
                                                                                                                  $      452,604
                                                                                                                  --------------
                                          Higher Municipal Education - 1.9%
        25,000              A+/NR         Baylor University, 4.313%, 3/1/42                                       $       23,058
        45,000              AAA/Aaa       California Educational Facilities Authority, 5.0%, 6/1/43                       52,635
        70,000              AAA/Aaa       Connecticut State Health & Educational Facility Authority,
                                          5.0%, 7/1/40                                                                    75,669
        99,000              AAA/Aaa       Connecticut State Health & Educational Facility Authority,
                                          5.0%, 7/1/42                                                                   104,650
        50,000              AAA/Aaa       Houston Higher Education Finance Corp., 5.0%, 5/15/40                           53,538
        30,000              AAA/Aaa       Massachusetts Development Finance Agency, 5.0%, 10/15/40                        32,591
        30,000              AAA/Aaa       Massachusetts Health & Educational Facilities Authority,
                                          6.0%, 7/1/36                                                                    34,563
        75,000              AAA/Aaa       Missouri State Health & Educational Facilities Authority,
                                          5.0%, 11/15/39                                                                  80,632
        25,000              AAA/Aaa       New York State Dormitory Authority, 5.0%, 10/1/41                               26,807
        20,000              AA-/Aa3       New York State Dormitory Authority, 5.0%, 7/1/37                                21,422
       100,000              AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                               106,835
        25,000              AAA/Aaa       Permanent University Fund, 5.0%, 7/1/30                                         27,871
        50,000              AA/Aa1        University of California, 3.38%, 5/15/28                                        46,548
        25,000              AAA/Aaa       University of Virginia, 5.0%, 6/1/43                                            27,159
                                                                                                                  --------------
                                                                                                                  $      713,978
                                                                                                                  --------------
                                          Municipal Medical - 0.4%
        50,000              AA/Aa2        Maryland Health & Higher Educational Facilities Authority,
                                          5.0%, 7/1/41                                                            $       53,322
        25,000              AA-/A1        Massachusetts Development Finance Agency, 5.375%,
                                          4/1/41                                                                          26,401
        50,000              A/NR          New Hampshire Health & Education Facilities Authority,
                                          6.5%, 1/1/41                                                                    54,582
                                                                                                                  --------------
                                                                                                                  $      134,305
                                                                                                                  --------------
                                          Municipal Pollution - 0.4%
       135,000       5.95   BBB/NR        Port Freeport Texas, Floating Rate Note, 5/15/33                        $      145,657
                                                                                                                  --------------
                                          Municipal Transportation - 0.1%
        15,000              AA-/Aa3       Port Authority of New York & New Jersey, 4.458%, 10/1/62                $       13,601
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Municipal Water - 0.4%
        60,000              AAA/Aa1       City of Charleston South Carolina Waterworks & Sewer
                                          System Revenue, 5.0%, 1/1/41                                            $       64,099
        25,000              AAA/Aa2       Hampton Roads Sanitation District, 5.0%, 4/1/38                                 26,315
        35,000              AAA/Aaa       Metropolitan Water Reclamation District of Greater Chicago,
                                          5.0%, 12/1/30                                                                   37,898
        30,000              AAA/Aaa       Metropolitan Water Reclamation District of Greater Chicago,
                                          5.0%, 12/1/32                                                                   32,282
                                                                                                                  --------------
                                                                                                                  $      160,594
                                                                                                                  --------------
                                          Municipal Obligation - 0.6%
       150,000              AAA/Aaa       County of Wake North Carolina, 4.0%, 5/1/32                             $      153,180
        50,000              AAA/Aa1       State of Florida, 4.0%, 6/1/27                                                  51,213
        20,000              AA+/Aa1       State of Washington, 3.0%, 7/1/28                                               17,461
                                                                                                                  --------------
                                                                                                                  $      221,854
                                                                                                                  --------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $2,139,383)                                                       $    2,220,150
                                                                                                                  --------------

                                          SENIOR FLOATING RATE LOAN INTERESTS - 11.6%**
                                          Energy - 0.7%
                                          Oil & Gas Equipment & Services - 0.1%
        42,975       8.50   CCC+/B3       FTS International Services LLC, Term Loan, 5/6/16                       $       41,593
                                                                                                                  --------------
                                          Oil & Gas Exploration & Production - 0.4%
       100,000       6.00   B/B1          Samson Investment Co., Initial Term Loan (Second Lien), 9/10/16         $      100,000
                                                                                                                  --------------
                                          Coal & Consumable Fuels - 0.2%
       100,000      11.19   NR/NR         Bumi Resources Tbk PT, Term Loan, 8/15/13                               $       98,100
                                                                                                                  --------------
                                          Total Energy                                                            $      239,693
                                                                                                                  --------------
                                          Materials - 0.9%
                                          Diversified Chemicals - 0.3%
        99,750       4.75   B+/B1         DuPont Performance Coatings, Inc., Initial Term B Loan, 2/1/20          $       99,955
                                                                                                                  --------------
                                          Aluminum - 0.1%
        39,500       5.75   B/B1          Noranda Aluminum Holding Corp., Term B Loan, 2/17/19                    $       38,710
                                                                                                                  --------------
                                          Precious Metals & Minerals - 0.2%
        81,500       5.25   BB-/B1        Fairmount Minerals, Ltd., Tranche B Term Loan, 3/1/17                   $       81,729
                                                                                                                  --------------
                                          Paper Products - 0.3%
       100,000       0.00   B+/Ba3        Appvion, Inc., Term Commitment Farming, 6/4/19                          $       99,750
                                                                                                                  --------------
                                          Total Materials                                                         $      320,144
                                                                                                                  --------------
                                          Capital Goods - 0.7%
                                          Building Products - 0.2%
        74,438       5.75   B/B1          CPG International I, Inc., Term Loan, 9/21/19                           $       74,577
                                                                                                                  --------------
                                          Industrial Machinery - 0.3%
       100,000       0.00   NR/NR         Gardner Denver, Inc., Term Loan, 3/8/14                                 $      100,000
                                                                                                                  --------------
                                          Trading Companies & Distributors - 0.2%
        99,500       4.50   B+/Ba3        WESCO International, Inc., Tranche B-1 Loan, 12/4/19                    $       99,891
                                                                                                                  --------------
                                          Total Capital Goods                                                     $      274,468
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Commercial Services & Supplies - 0.3%
                                          Research & Consulting Services - 0.3%
       119,832       5.00   BB-/Ba3       Wyle Services Corp., Term Loan (First Lien), 3/31/17                    $      120,131
                                                                                                                  --------------
                                          Total Commercial Services & Supplies                                    $      120,131
                                                                                                                  --------------
                                          Transportation - 0.2%
                                          Air Freight & Logistics - 0.1%
        23,296       0.18   NR/NR         CEVA Group Plc, Dollar Tranche B Pre-Funded Term
                                          Loan, 8/31/16                                                           $       21,898
        44,718       5.28   CCC+/B3       CEVA Group Plc, US Tranche B Term Loan, 8/31/16                                 42,370
                                                                                                                  --------------
                                                                                                                  $       64,268
                                                                                                                  --------------
                                          Trucking - 0.1%
        27,563       2.94   NR/Ba2        Swift Transportation Co., LLC, Tranche B-1 Term Loan
                                          (2013), 12/21/16                                                        $       27,758
                                                                                                                  --------------
                                          Total Transportation                                                    $       92,026
                                                                                                                  --------------
                                          Automobiles & Components - 0.4%
                                          Auto Parts & Equipment - 0.4%
        64,015       2.13   B/B1          Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                      $       61,260
        32,661       2.13   B/B1          Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                              31,255
        39,601       5.50   NR/NR         TI Group Automotive Systems LLC, Additional Term Loan, 3/27/19                  39,959
                                                                                                                  --------------
                                                                                                                  $      132,474
                                                                                                                  --------------
                                          Total Automobiles & Components                                          $      132,474
                                                                                                                  --------------
                                          Consumer Durables & Apparel - 0.3%
                                          Housewares & Specialties - 0.1%
        27,078       5.25   B+/B1         Yankee Candle Co., Inc., Initial Term Loan, 3/2/19                      $       27,168
                                                                                                                  --------------
                                          Apparel, Accessories & Luxury Goods - 0.2%
        81,795       3.25   BBB-/Ba1      PVH Corp., Tranche B Term Loan, 12/19/19                                $       81,863
                                                                                                                  --------------
                                          Total Consumer Durables & Apparel                                       $      109,031
                                                                                                                  --------------
                                          Consumer Services - 1.3%
                                          Casinos & Gaming - 0.4%
       129,350       3.50   BB/Ba2        MGM Resorts International, Term B Loan, 12/13/19                        $      128,493
        29,625       4.00   BB+/Ba1       Pinnacle Entertainment, Inc., Series A Term Loan, 3/5/19                        29,708
                                                                                                                  --------------
                                                                                                                  $      158,201
                                                                                                                  --------------
                                          Hotels, Resorts & Cruise Lines - 0.3%
       123,438       4.75   NR/Ba2        Seven Seas Cruises S de RL LLC, Term B-1 Loan, 12/21/18                 $      123,515
                                                                                                                  --------------
                                          Leisure Facilities - 0.2%
        67,358       4.00   BB+/Ba2       Six Flags Entertainment Corp., Tranche B Term Loan, 11/23/18            $       67,857
                                                                                                                  --------------
                                          Restaurants - 0.4%
       114,138       3.75   BB/Ba3        Burger King Corp., Tranche B Term Loan (2012), 9/28/19                  $      114,769
        24,301       3.25   NR/B1         Wendy's International, Inc., Term B Loan, 5/15/19                               24,278
                                                                                                                  --------------
                                                                                                                  $      139,047
                                                                                                                  --------------
                                          Total Consumer Services                                                 $      488,620
                                                                                                                  --------------
                                          Media - 0.5%
                                          Broadcasting - 0.3%
        50,000       3.25   BB-/Ba3       MCC Georgia LLC, Tranche H Term Loan, 5/23/21                           $       49,687
        74,251       3.50   NR/Ba3        Telesat Canada, U.S. Term B Loan, 3/28/19                                       74,367
                                                                                                                  --------------
                                                                                                                  $      124,054
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Publishing - 0.2%
        70,385       3.75   B+/Ba3        Interactive Data Corp., Refinanced Term Loan, 2/11/18                   $       70,165
                                                                                                                  --------------
                                          Total Media                                                             $      194,219
                                                                                                                  --------------
                                          Retailing - 0.4%
                                          Automotive Retail - 0.4%
       147,000       4.25   BB/NR         Chrysler Group LLC, Term Loan B (2013), 5/24/17                         $      147,800
                                                                                                                  --------------
                                          Total Retailing                                                         $      147,800
                                                                                                                  --------------
                                          Household & Personal Products - 0.1%
                                          Personal Products - 0.1%
        34,563       4.25   B/Ba3         Monotronics International, Inc., Term B Loan, 3/23/18                   $       34,715
                                                                                                                  --------------
                                          Total Household & Personal Products                                     $       34,715
                                                                                                                  --------------
                                          Health Care Equipment & Services - 1.1%
                                          Health Care Services - 0.7%
        80,000       0.00   NR/NR         Surgical Care Affiliates LLC, Class C Loan, 6/29/18                     $       80,050
       244,375       7.75   B+/B1         Virtual Radiologic Corp., Term Loan A, 11/3/16                                 161,288
                                                                                                                  --------------
                                                                                                                  $      241,338
                                                                                                                  --------------
                                          Health Care Facilities - 0.3%
       114,818       3.77   BB/Ba2        Community Health Systems, Inc., Extended Term Loan, 7/25/14             $      115,105
                                                                                                                  --------------
                                          Managed Health Care - 0.1%
        39,000       9.75   B+/B2         MMM Holdings, Inc., Term Loan, 10/9/17                                  $       39,439
                                                                                                                  --------------
                                          Total Health Care Equipment & Services                                  $      395,882
                                                                                                                  --------------
                                          Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
                                          Biotechnology - 0.7%
       243,921       4.25   BB+/Ba2       Grifols, Inc., New U.S. Tranche B Term Loan, 6/4/17                     $      245,511
                                                                                                                  --------------
                                          Pharmaceuticals - 0.5%
       100,000       0.00   NR/NR         Valeant Pharmaceuticals International, Inc.,
                                          Term Loan E, 5/30/20                                                    $       99,955
        99,251       4.25   B+/B1         Par Pharmaceutical Companies, Inc., Additional Term B-1
                                          Loan, 9/28/19                                                                   98,799
                                                                                                                  --------------
                                                                                                                  $      198,754
                                                                                                                  --------------
                                          Total Pharmaceuticals, Biotechnology & Life Sciences                    $      444,265
                                                                                                                  --------------
                                          Banks - 0.5%
                                          Thrifts & Mortgage Finance - 0.5%
       174,563       5.00   B/B1          Ocwen Financial Corp., Initial Term Loan, 1/15/18                       $      175,915
                                                                                                                  --------------
                                          Total Banks                                                             $      175,915
                                                                                                                  --------------
                                          Diversified Financials - 1.0%
                                          Specialized Finance - 0.6%
       199,000       5.25   B/B1          Dematic Services Luxembourg Sarl, Term Loan, 12/18/19                   $      199,715
                                                                                                                  --------------
                                          Consumer Finance - 0.4%
       155,000       5.75   B+/B1         Tower Automotive Holdings USA LLC, Initial Term Loan, 4/17/20           $      155,775
                                                                                                                  --------------
                                          Total Diversified Financials                                            $      355,490
                                                                                                                  --------------
                                          Insurance - 0.9%
                                          Life & Health Insurance - 0.2%
        92,720       3.75   NR/Ba3        CNO Financial Group, Inc., Tranche B2 Term Loan, 9/4/18                 $       93,241
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          Property & Casualty Insurance - 0.7%
       103,386       6.50   B-/B2         Confie seguros Holding II Co., Term B Loan (First Lien), 10/11/13       $      103,386
       149,250       5.25   B-/B1         USI Insurance Services LLC, Initial Term Loan, 11/29/19                        149,740
                                                                                                                  --------------
                                                                                                                  $      253,126
                                                                                                                  --------------
                                          Total Insurance                                                         $      346,367
                                                                                                                  --------------
                                          Software & Services - 0.1%
                                          Systems Software - 0.1%
        29,925       3.50   NR/Ba2        Rovi Corp., Tranche B2 Term Loan, 3/30/19                               $       29,850
                                                                                                                  --------------
                                          Total Software & Services                                               $       29,850
                                                                                                                  --------------
                                          Technology Hardware & Equipment - 0.1%
                                          Electronic Components - 0.1%
        40,225       2.45   BB+/Ba2       Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14           $       40,292
        11,559       2.45   BB+/Ba2       Flextronics Semiconductor, Ltd., A-1-A Delayed Draw Loan, 10/1/14               11,578
                                                                                                                  --------------
                                                                                                                  $       51,870
                                                                                                                  --------------
                                          Total Technology Hardware & Equipment                                   $       51,870
                                                                                                                  --------------
                                          Telecommunication Services - 0.7%
                                          Integrated Telecommunication Services - 0.7%
       175,000       3.50   NR/Ba3        Virgin Media Investment Holdings, Ltd., New Term B Loan, 2/6/20         $      173,633
        99,048       3.75   BB/Ba3        West Corp., Term B-8 Loan, 6/30/18                                              99,222
                                                                                                                  --------------
                                                                                                                  $      272,855
                                                                                                                  --------------
                                          Total Telecommunication Services                                        $      272,855
                                                                                                                  --------------
                                          Utilities - 0.2%
                                          Electric Utilities - 0.2%
        92,369       4.72   CCC/Caa3      Texas Competitive Electric Holdings Co. LLC, 2017 Term
                                          Loan (Extending), 10/10/17                                              $       64,935
                                                                                                                  --------------
                                          Total Utilities                                                         $       64,935
                                                                                                                  --------------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $4,358,751)                                                       $    4,290,750
                                                                                                                  --------------

        Shares
                                          RIGHT / WARRANT - 0.0%+
                                          Automobiles & Components - 0.0%+
                                          Auto Parts & Equipment - 0.0%+
             9                            Lear Corp., 11/9/14                                                     $        1,046
                                                                                                                  --------------
                                          TOTAL RIGHT / WARRANT
                                          (Cost $486)                                                             $        1,046
                                                                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

     Principal   Floating   S&P/Moody's
    Amount ($)   Rate (b)   Ratings                                                                                        Value
                                          TEMPORARY CASH INVESTMENT - 3.8%
                                          Repurchase Agreement - 3.8%
     1,410,000                            Deutschebank AG, 0.12%, dated 6/28/13, repurchase price of
                                          $1,410,000 plus accrued interest on 7/1/13 collateralized by the following:
                                          $1,023,657 U.S. Treasury Strip, 0.0%, 8/15/23-8/15/42
                                          $414,543 Treasury Bonds, 2.375-6.25%, 8/15/23-1/15/27                   $    1,410,000
                                                                                                                  --------------
                                          TOTAL TEMPORARY CASH INVESTMENT
                                          (Cost $1,410,000)                                                       $    1,410,000
                                                                                                                  --------------
                                          TOTAL INVESTMENT IN SECURITIES - 99.0%
                                          (Cost $36,075,305) (a)                                                  $   36,763,084
                                                                                                                  --------------
                                          OTHER ASSETS & LIABILITIES - 1.0%                                       $      366,536
                                                                                                                  --------------
                                          TOTAL NET ASSETS - 100.0%                                               $   37,129,620
                                                                                                                  ==============

      Notional                                                                                                        Unrealized
     Principal                            CREDIT DEFAULT SWAP AGREEMENTS                                            Appreciation
       100,000                            JPMorgan Chase & Co., Index : Markit CDX.NA.HY.19,
                                          5.0%, 12/20/17                                                          $       10,723
       100,000                            JPMorgan Chase & Co., American Axle & Manufacturing
                                          Co., 5.0%, 12/20/17                                                              5,438
        50,000                            JPMorgan Chase & Co., Goodyear Tire & Rubber, 5.0%, 12/20/17                     9,921
       900,000                            JPMorgan Chase & Co., Index : Markit CDX.NA.IG.19, 1.0%, 12/20/17                4,039
                                                                                                                  --------------
                                                                                                                  $       30,121
                                                                                                                  --------------
                                          TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                          (Cost $(6,433))                                                         $       30,121
                                                                                                                  --------------

+          Amount rounds to less than 0.1%.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Perpetual  Security with no stated maturity date.

REIT       Real Estate Investment Trust.

*          Non-income producing security.

NR         Not rated by either S&P or Moody's.

WR         Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2013, the value of these securities amounted to $9,468,021 or 25.5% of total net assets.

(Cat Bond) Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks,
           (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $36,093,830 was as follows:

             Aggregate gross unrealized gain for all investments in
             which there is an excess of value over tax cost               $ 1,716,996

             Aggregate gross unrealized loss for all investments in
             which there is an excess of tax cost over value                (1,047,742)
                                                                           -----------
             Net unrealized gain                                           $   669,254
                                                                           ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)       Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

(f) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD           Australian Dollar
BRL           Brazilian Real
CAD           Canadian Dollar
EURO          Euro
IDR           Indonesian Rupiah
NOK           Norwegian Krone
GHS           Ghanian Cedi
NZD           New Zealand Dollar
INR           Indian Rupee
JPY           Japanese Yen
NGN           Nigerian Naira
RON           Romanian New Leu
RUB           Russian Ruble
MXN           Mexican Peso
MYR           Malaysian Ringgit
PHP           Philippine Peso
TRY           Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2013 were as follows:

                                                Purchases           Sales
Long-Term U.S. Government Securities           $        --       $   200,979
Other Long-Term Securities                     $ 8,984,815       $ 5,695,165

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes To Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Portfolio's investments:

                                                                                   Level 1        Level 2     Level 3      Total
Convertible Corporate Bonds                                                      $        --   $ 1,719,688   $     --   $ 1,719,688
Preferred Stocks                                                                     847,935       131,735     51,175     1,030,845
Convertible Preferred Stocks                                                         338,034            --         --       338,034
Common Stock                                                                          53,718       188,710         --       242,428
Asset Backed Securities                                                                   --     1,405,168         --     1,405,168
Collateralized Mortgage Obligations                                                       --     4,441,672         --     4,441,672
Corporate Bonds                                                                           --    15,106,203     50,640    15,156,843
U.S. Government Agency Obligations                                                        --     1,747,640         --     1,747,640
Foreign Government Bonds                                                                  --     2,758,820         --     2,758,820
Municipal Bonds                                                                           --     2,220,150         --     2,220,150
Senior Floating Rate Loan Interests                                                       --     4,290,750         --     4,290,750
Right/Warrant                                                                          1,046            --         --         1,046
Repurchase Agreements                                                                     --     1,410,000         --     1,410,000
                                                                                 -----------   -----------   --------   -----------
Total                                                                            $ 1,240,733   $35,420,536   $101,815   $36,763,084
                                                                                 ===========   ===========   ========   ===========
Other Financial Instruments
Unrealized Appreciation on Credit Default Swaps                                  $        --   $    30,121   $     --   $    30,121
Unrealized Appreciation on Futures Contracts                                          51,962            --         --        51,962
Unrealized Appreciation on forward foreign currency portfolio hedge contracts             --        23,300         --        23,300
Unrealized Appreciation on forward foreign currency settlement hedge contracts            --           149         --           149
                                                                                 -----------   -----------   --------   -----------
Total Other Financial Instruments                                                $    51,962   $    53,570   $     --   $   105,532
                                                                                 ===========   ===========   ========   ===========

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/13 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

                                                          Corporate        Preferred
                                                            Bonds            Stocks          Total
Balance as of 12/31/12                                   $        --       $      --      $        --
Realized gain (loss)(1)                                           --              --               --
Change in unrealized appreciation (depreciation)(2)              640           1,175            1,815
Purchases                                                     50,000          50,000          100,000
Sales                                                             --              --               --
Transfers in to Level 3**                                         --              --               --
Transfers out of Level 3**                                        --              --               --
                                                         -----------       ---------      -----------
Balance as of 6/30/13                                    $    50,640       $  51,175      $   101,815
                                                         ===========       =========      ===========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended June 30, 2013, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation)
   of investments still held as of 6/30/13                 $  1,815
                                                           --------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/13     Year Ended Year Ended    Year Ended Year Ended   Year Ended
                                                          (unaudited)    12/31/12   12/31/11      12/31/10   12/31/09     12/31/08
Class I
Net asset value, beginning of period                         $ 10.76      $ 10.24    $ 10.63       $ 10.07    $  8.91      $ 10.83
                                                             -------      -------    -------       -------    -------      -------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.19      $  0.48    $  0.63       $  0.55    $  0.61(a)   $  0.68
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions       (0.26)        0.67      (0.43)         0.59       1.85        (1.86)
                                                             -------      -------    -------       -------    -------      -------
     Net increase (decrease) from investment operations      $ (0.07)     $  1.15    $  0.20       $  1.14    $  2.46      $ (1.18)
Distributions to shareowners:
   Net investment income                                       (0.23)       (0.53)     (0.54)        (0.58)     (0.78)       (0.72)
   Net realized gain                                           (0.06)       (0.10)     (0.05)           --      (0.52)       (0.02)
                                                             -------      -------    -------       -------    -------      -------
Net increase (decrease) in net asset value                   $ (0.36)     $  0.52    $ (0.39)      $  0.56    $  1.16      $ (1.92)
                                                             -------      -------    -------       -------    -------      -------
Net asset value, end of period                               $ 10.40      $ 10.76    $ 10.24       $ 10.63    $ 10.07      $  8.91
                                                             =======      =======    =======       =======    =======      =======
Total return*                                                  (0.65)%      11.43%      1.90%(b)     11.61%     29.73%      (11.57)%
Ratio of total expenses to average net assets+                  1.21%**      1.27%      1.22%         1.23%      1.28%        0.89%
Ratio of net investment income to average net assets+           3.45%**      4.24%      5.30%         5.25%      6.43%        6.49%
Portfolio turnover rate                                           32%**        25%        43%           92%        71%          66%
Net assets, end of period (in thousands)                     $10,105      $10,931    $11,312       $15,494    $15,096      $12,822

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            6/30/13    Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                          (unaudited)   12/31/12    12/31/11     12/31/10    12/31/09    12/31/08
Class II
Net asset value, beginning of period                        $ 10.74      $ 10.22     $ 10.62      $ 10.06     $  8.92     $ 10.83
                                                            -------      -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.15      $  0.36     $  0.52      $  0.48     $  0.62(a)  $  0.64
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions      (0.23)        0.76       (0.35)        0.64        1.82       (1.84)
                                                            -------      -------     -------      -------     -------     -------
     Net increase (decrease) from investment operations     $ (0.08)     $  1.12     $  0.17      $  1.12     $  2.44     $ (1.20)
Distributions to shareholders:
   Net investment income                                      (0.22)       (0.50)      (0.52)       (0.56)      (0.77)      (0.69)
   Net realized gain                                          (0.06)       (0.10)      (0.05)          --       (0.52)      (0.02)
                                                            -------      -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                  $ (0.36)     $  0.52     $ (0.40)     $  0.56     $  1.14     $ (1.91)
                                                            -------      -------     -------      -------     -------     -------
Net asset value, end of period                              $ 10.38      $ 10.74     $ 10.22      $ 10.62     $ 10.06     $  8.92
                                                            =======      =======     =======      =======     =======     =======
Total return*                                                 (0.78)%      11.18%       1.56%(b)    11.37%      29.35%     (11.69)%
Ratio of total expenses to average net assets+                 1.45%**      1.53%       1.47%        1.47%       1.32%       1.14%
Ratio of net investment income to average net assets+          3.20%**      3.92%       5.06%        4.96%       6.65%       6.27%
Portfolio turnover rate                                          32%**        25%         43%          92%         71%         66%
Net assets, end of period (in thousands)                    $27,024      $25,265     $16,511      $16,315     $13,438     $48,988

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities (cost $36,075,305)                                                 $36,763,084
   Cash                                                                                            183,953
   Futures Collateral                                                                               20,780
   Foreign currencies, at value (cost $458,034)                                                    446,534
   Receivables --
     Investment securities sold                                                                    193,376
     Dividends                                                                                       7,232
     Interest (net of foreign taxes withheld of $2,111)                                            383,625
     Variation margin                                                                                7,633
   Net unrealized appreciation on credit default swaps                                              30,121
   Net unrealized appreciation on forward foreign currency portfolio hedge contracts                23,300
   Net unrealized appreciation on forward foreign currency settlement hedge contracts                  149
   Prepaid expenses                                                                                     93
                                                                                               -----------
       Total assets                                                                            $38,059,880
                                                                                               -----------
LIABILITIES:
   Payables --
     Investment securities purchased                                                           $   828,597
     Portfolio shares repurchased                                                                   33,234
     Dividends                                                                                       2,876
   Credit default swaps, premiums received                                                           6,433
   Due to affiliates                                                                                 4,052
   Accrued expenses                                                                                 55,068
                                                                                               -----------
       Total liabilities                                                                       $   930,260
                                                                                               -----------
NET ASSETS:
   Paid-in capital                                                                             $35,596,826
   Undistributed net investment income                                                             417,795
   Accumulated net realized gain on investments, foreign currency
     transactions and futures contracts                                                            360,228
   Net unrealized appreciation on investments                                                      687,779
   Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                                (15,091)
   Net unrealized appreciation on futures contracts                                                 51,962
   Net unrealized appreciation on credit default swaps                                              30,121
                                                                                               -----------
       Total net assets                                                                        $37,129,620
                                                                                               ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $10,105,547/971,705 shares)                                               $     10.40
                                                                                               ===========
   Class II (based on $27,024,073/2,603,947 shares)                                            $     10.38
                                                                                               ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/13

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $3,356)                             $    840,922
   Dividends                                                                            32,062
                                                                                  ------------
       Total investment income                                                                       $    872,984
                                                                                                     ------------
EXPENSES:
   Management fees                                                                $    122,031
   Transfer agent fees
     Class I                                                                               689
     Class II                                                                              688
   Distribution fees
     Class II                                                                           33,855
   Administrative reimbursements                                                        13,885
   Custodian fees                                                                       36,003
   Professional fees                                                                    20,955
   Printing expense                                                                      7,086
   Fees and expenses of nonaffiliated trustees                                           3,253
   Miscellaneous                                                                        21,155
                                                                                  ------------
     Total expenses                                                                                  $    259,600
                                                                                                     ------------
     Net expenses                                                                                    $    259,600
                                                                                                     ------------
       Net investment income                                                                         $    613,384
                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
AND CREDIT DEFAULT SWAPS:
   Net realized gain (loss) on:
     Investments                                                                  $    327,819
     Class actions                                                                       1,784
     Credit default swaps                                                               10,153
     Futures contracts                                                                  11,864
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                               (25,294)      $    326,326
                                                                                  ------------       ------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                                                  $ (1,319,124)
     Futures contracts                                                                  53,540
     Credit default swaps                                                               23,390
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                                 1,949       $ (1,240,245)
                                                                                  ------------       ------------
   Net loss on investments, futures contracts, foreign currency transactions
     and credit default swaps                                                                        $   (913,919)
                                                                                                     ------------
   Net decrease in net assets resulting from operations                                              $   (300,535)
                                                                                                     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Six Months
                                                                                 Ended 6/30/13        Year Ended
                                                                                  (unaudited)          12/31/12
FROM OPERATIONS:
Net investment income                                                             $    613,384       $  1,286,888
Net realized gain on investments, futures contracts, credit default swaps
   and foreign currency transactions                                                   326,326            353,509
Change in net unrealized appreciation (depreciation) on investments, futures
   contracts, credit default swaps and foreign currency transactions                (1,240,245)         1,746,402
                                                                                  ------------       ------------
     Net increase (decrease) in net assets resulting from operations              $   (300,535)      $  3,386,799
                                                                                  ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class I ($0.23 and $0.53 per share, respectively)                            $   (231,064)      $   (564,346)
     Class II ($0.22 and $0.50 per share, respectively)                               (563,576)          (967,634)
Net realized gain:
     Class I ($0.06 and $0.10 per share, respectively)                                 (57,933)          (102,231)
     Class II ($0.06 and $0.10 per share, respectively)                               (156,127)          (165,857)
                                                                                  ------------       ------------
       Total distributions to shareowners                                         $ (1,008,700)      $ (1,800,068)
                                                                                  ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  $  7,190,811       $ 15,012,495
Reinvestment of distributions                                                        1,001,664          1,799,571
Cost of shares repurchased                                                          (5,949,360)       (10,026,314)
                                                                                  ------------       ------------
     Net increase in net assets resulting from
       Portfolio share transactions                                               $  2,243,115       $  6,785,752
                                                                                  ------------       ------------
     Net increase in net assets                                                   $    958,909       $  8,372,483

NET ASSETS:
Beginning of period                                                                 36,195,740         27,823,257
                                                                                  ------------       ------------
End of period                                                                     $ 37,129,620       $ 36,195,740
                                                                                  ============       ============
Undistributed net investment income                                               $    417,795       $    631,645
                                                                                  ============       ============

                                                '13 Shares        '13 Amount
                                                (unaudited)       (unaudited)        '12 Shares         '12 Amount
CLASS I
Shares sold                                        30,508         $   328,490            63,593        $    670,463
Reinvestment of distributions                      26,874             286,965            63,294             666,577
Less shares repurchased                          (101,416)         (1,097,002)         (215,750)         (2,379,840)
                                                ---------         -----------         ---------        ------------
     Net decrease                                 (44,034)        $  (481,547)          (88,863)       $ (1,042,800)
                                                =========         ===========         =========        ============
CLASS II
Shares sold                                       635,172         $ 6,862,321         1,355,400        $ 14,342,032
Reinvestment of distributions                      67,123             714,699           107,742           1,132,994
Less shares repurchased                          (451,089)         (4,852,358)         (725,583)         (7,646,474)
                                                ---------         -----------         ---------        ------------
     Net increase                                 251,206         $ 2,724,662           737,559        $  7,828,552
                                                =========         ===========         =========        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loan for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
    (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At June 30, 2013, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2013, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2013, the Portfolio paid no such taxes.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2012 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                         2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $1,531,980
Long-term capital gain                                                   268,088
                                                                      ----------
     Total distributions                                              $1,800,068
                                                                      ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                                         $  720,666
Undistributed long-term gain                                             127,910
Unrealized appreciation                                                1,993,453
                                                                      ----------
     Total                                                            $2,842,029
                                                                      ==========

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to interest on defaulted bonds, interest accruals on preferred stock, credit default swaps, and the mark-to-market on foreign currency contracts and futures contracts.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $83,889 in underwriting commissions on the sale of Trust shares for the six months ended June 30, 2013. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended June 30, 2013 the Portfolio recognized gains of $1,784 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Futures Contracts

    The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2013 was $20,780. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. The average number of contracts open during the six months ended June 30, 2013 was 49.

    At June 30, 2013, open futures contracts were as follows:

-------------------------------------------------------------------------------------------------------------
                                         Number of                                              Unrealized
                                         Contracts     Settlement                              Appreciation
Type                                    Long/(Short)     Month              Value             (Depreciation)
-------------------------------------------------------------------------------------------------------------
U.S. Ultra Bond (CBT)                         5           9/13           $    736,563          $ (28,028)
U.S. Long Bond (CBT)                          2           9/13                271,688             (8,861)
U.S. 10 Year Note (CBT)                     (21)          9/13             (2,657,813)            60,092
U.S. 5 Year Note (CBT)                      (19)          9/13             (2,299,891)            28,759
-------------------------------------------------------------------------------------------------------------
                                                                         $ (3,949,453)         $  51,962
-------------------------------------------------------------------------------------------------------------

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

    During the six months ended June 30, 2013, the Portfolio opened four credit default swaps, with a combined notional amount of $1,150,000, which were still open at period end. Credit default swap contracts outstanding at period end are listed at the end of the Portfolio's schedule of investments.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,202 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2013.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $110 in transfer agent fees payable to PIMSS at June 30, 2013.

4.  Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $740 in distribution fees payable to PFD at June 30, 2013.

5.  Forward Foreign Currency Contracts

During the six months ended June 30, 2013, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of settlement contracts open during the six months ended June 30, 2013 was $8,211. At June 30, 2013, the Fund's gross forward currency settlement contracts receivable and payable were $19,296 and $19,147, respectively, resulting in a net receivable of $149. The average value of portfolio contracts open during the six months ended June 30, 2013 was $1,913,465.

As of June 30, 2013, open portfolio hedge contracts were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                                             Net
                                                                                                          Unrealized
                                         Net Contracts      In Exchange    Settlement                    Appreciation/
Currency                                   to Deliver           for           Date           Value       (Depreciation)
------------------------------------------------------------------------------------------------------------------------
AUD (Australian Dollar)                      (145,000)      $ (138,424)      7/18/13      $ (132,602)      $  5,823
CAD (Canadian Dollar)                        (253,000)        (248,374)      7/18/13        (240,733)         7,642
EURO (European Euro)                          (57,000)         (76,225)      7/18/13         (74,201)         2,024
EURO (European Euro)                         (612,000)        (803,171)       8/5/13        (796,754)         6,417
INR (Indian Rupee)                          9,000,000          160,171       9/16/13         149,171        (11,000)
INR (Indian Rupee)                         (9,000,000)        (151,873)      9/16/13        (149,171)         2,702
JPY (Japanese Yen)                        (27,000,000)        (282,705)      7/16/13        (272,259)        10,447
MYR (Malaysian Ringgit)                       260,000           85,341        8/7/13          82,086         (3,255)
MYR (Malaysian Ringgit)                      (220,000)         (73,665)       8/7/13         (69,458)         4,207
NGN (Nigerian Naira)                        6,000,000           36,090       9/11/13          35,975           (115)
NZD (New Zealand Dollar)                      (95,000)         (75,799)      7/18/13         (73,542)         2,256
RUB (Russian Ruble)                         2,800,000           89,037        7/8/13          85,190         (3,848)
------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                   $ 23,300
------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

6.  Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of June 30, 2013.

------------------------------------------------------------------------------------------------------------------------------------
Assets:
                                                                        Net                   Gross Amounts
                                                                     Amounts of             Not Offset in the
                                                        Gross          Assets                  Statement of
                                                       Amounts        Presented           Assets and Liabilities
                                       Gross        Offset in the      in the        -------------------------------
                                     Amounts of      Statement of    Statement of                           Cash
                                     Recognized       Assets and      Assets and       Financial         Collateral
Description                            Assets        Liabilities     Liabilities      Instruments         Received       Net Amount
------------------------------------------------------------------------------------------------------------------------------------
settlement hedge
   contracts                         $   19,296      $ (19,147)      $      149      $         --       $         --      $    149
portfolio hedge
   contracts                         $   41,517      $ (18,217)      $   23,300      $         --       $         --      $ 23,300
futures contracts                    $   88,851      $ (36,889)      $   51,962      $         --       $         --      $ 51,962
credit default swaps                 $   30,121      $      --       $   30,121      $         --       $         --      $ 30,121
repurchase
   agreements                        $1,410,000      $      --       $1,410,000      $ (1,410,000)      $         --      $     --
------------------------------------------------------------------------------------------------------------------------------------
                                     $1,589,785      $ (74,253)      $1,515,532      $ (1,410,000)      $         --      $105,532
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
                                                                        Net                   Gross Amounts
                                                                     Amounts of             Not Offset in the
                                                        Gross       Liabilities                Statement of
                                                       Amounts        Presented           Assets and Liabilities
                                       Gross        Offset in the      in the        -------------------------------
                                     Amounts of      Statement of    Statement of                           Cash
                                     Recognized       Assets and      Assets and       Financial         Collateral
Description                         Liabilities       Liabilities    Liabilities      Instruments          Pledged      Net Amount
------------------------------------------------------------------------------------------------------------------------------------
settlement hedge
   contracts                          $19,147        $ (19,147)        $    --          $    --            $   --         $     --
portfolio hedge
   contracts                          $18,217        $ (18,217)        $    --          $    --            $   --         $     --
futures contracts                     $36,889        $ (36,889)        $    --          $    --            $   --         $     --
credit default swaps                  $    --        $      --         $    --          $    --            $   --         $     --
repurchase
   agreements                         $    --        $      --         $    --          $    --            $   --         $     --
------------------------------------------------------------------------------------------------------------------------------------
                                      $74,253        $ (74,253)        $    --          $    --            $   --         $     --
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/13 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

7.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of June 30, 2013 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                                 Asset Derivatives 2013                        Liabilities Derivatives 2013
Hedging Instruments               ----------------------------------------------   -------------------------------------------------
Under Accounting                  Statement of Assets                               Statement of Assets
Standards Codification              and Liabilities                                   and Liabilities
(ASC) 815                              Location                        Value             Location                            Value
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign currency            Net unrealized                                    Net unrealized
settlement hedge contracts          appreciation on                                   depreciation on
                                    forward foreign                                   forward foreign
                                    currency Settlement                               currency Settlement
                                    hedge contracts                $        149       hedge contracts                        $   -
Forward foreign currency            Net unrealized                                    Net unrealized
portfolio hedge contracts           appreciation on                                   depreciation on
                                    forward foreign                                   forward foreign
                                    currency Portfolio                                currency Portfolio
                                    hedge contracts                $     23,300       hedge contracts                        $   -
Credit default swaps                Net unrealized                                    Net unrealized
                                    gain on credit                                    loss on credit
                                    default swap                                      default swap
                                    contracts                      $     30,121       contracts                              $   -
Futures contracts*                  Net unrealized                                    Net unrealized
                                    appreciation on                                   depreciation on
                                    futures contracts              $     51,962       futures contracts                      $   -
------------------------------------------------------------------------------------------------------------------------------------
    Total                                                          $    105,532                                              $   -
------------------------------------------------------------------------------------------------------------------------------------

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2013 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Change in
                                                                                                                Unrealized
                                                                                        Realized Gain         Appreciation or
Derivatives Not Accounted for                                                           or (Loss) on           (Depreciation)
as Hedging Instruments Under                   Location of Gain or (Loss)                Derivatives           on Derivatives
Accounting Standards                           on Derivatives Recognized                  Recognized            Recognized in
Codification (ASC) 815                                 in Income                          in Income                Income
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign currency                  Net realized gain (loss) on forward
settlement hedge contracts                foreign currency contracts and other
                                          assets and liabilities denominated
                                          in foreign currencies                            $   638
Forward foreign currency                  Change in unrealized appreciation
settlement hedge contracts                (depreciation) on forward foreign
                                          currency contracts and other assets
                                          and liabilities denominated in
                                          foreign currencies                                                       $   149
Forward foreign currency                  Net realized gain (loss) on forward
portfolio hedge contracts                 foreign currency contracts and other
                                          assets and liabilities denominated
                                          in foreign currencies                            $   612
Forward foreign currency                  Change in unrealized appreciation
portfolio hedge contracts                 (depreciation) on forward foreign
                                          currency contracts and other assets
                                          and liabilities denominated in
                                          foreign currencies                                                       $40,457
Interest Rate Futures                     Net realized gain (loss) on
                                          futures contracts                                $11,864
Interest Rate Futures                     Change in net unrealized appreciation
                                          (depreciation) on futures contracts                                      $53,540
Credit Default Swaps                      Net realized gain (loss) on credit
                                          default swaps                                    $10,153
Credit Default Swaps                      Change in net unrealized appreciation
                                          (depreciation) on credit default swaps                                   $23,390
------------------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers                                              Trustees
John F. Cogan, Jr., President*                        Thomas J. Perna, Chairman
Daniel K. Kingsbury, Executive Vice President         David R. Bock
Mark E. Bradley, Treasurer**                          John F. Cogan, Jr.
Christopher J. Kelley, Secretary                      Benjamin M. Friedman
                                                      Margaret B.W. Graham
                                                      Daniel K. Kingsbury
                                                      Marguerite A. Piret
                                                      Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*   Chief Executive Officer of the Portfolios
**  Chief Financial and Accounting Officer of the Portfolios

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   19636-07-0813

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2013

* Print the name and title of each signing officer under his or her signature.